UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07443

Name of Registrant: Vanguard Whitehall Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2017 – October 31, 2018

Item 1: Reports to Shareholders

Annual Report | October 31, 2018

Vanguard Emerging Markets
Government Bond Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Fund Profile.	5
Performance Summary.	7
Financial Statements.	10
About Your Fund’s Expenses.	51
Glossary.	53

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• For the 12 months ended October 31, 2018, Vanguard Emerging Markets Government Bond Index Fund returned –4.05% for Investor Shares. It performed in line with its benchmark index (–3.70%) after taking operating costs into account and outpaced the –5.55% average return of its peers.

• Emerging-market bonds had a strong start to the fiscal year, underpinned by robust synchronized global growth and modest inflation. As the year progressed, however, the environment grew more challenging. U.S. interest rates headed higher, and the stronger dollar raised the cost of borrowing in dollars and precipitated capital outflows.

• Some countries with large short-term external funding needs, including Argentina and Turkey, were among the worst performers.

• Please note that shortly after the close of the period, Vanguard lowered the investment minimum for your fund’s Admiral Shares from $10,000 to $3,000.

Total Returns: Fiscal Year Ended October 31, 2018
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Emerging Markets Government Bond Index Fund
Investor Shares	5.12%	3.95%	-8.00%	-4.05%
ETF Shares	5.34
Market Price				-3.82
Net Asset Value				-3.84
Admiral™ Shares	5.34	4.15	-7.95	-3.80
Institutional Shares	5.32	4.16	-7.98	-3.82
Bloomberg Barclays USD Emerging Markets
Government RIC Capped Index				-3.70
Emerging Markets Hard Currency Debt Funds
Average				-5.55

Emerging Markets Hard Currency Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Total Returns: Inception Through October 31, 2018
Average
Annual Return
Emerging Markets Government Bond Index Fund Investor Shares (Returns since inception:
5/31/2013)	3.03%
Bloomberg Barclays USD Emerging Markets Government RIC Capped Index	3.30
Emerging Markets Hard Currency Debt Funds Average	1.53
Emerging Markets Hard Currency Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Shares	Average
Emerging Markets Government Bond Index	0.49%	0.32%	0.32%	0.29%	1.13%

The fund expense ratios shown are from the prospectus dated February 22, 2018, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2018, the expense ratios were 0.49% for Investor Shares, 0.30% for ETF Shares, 0.30% for Admiral Shares, and 0.29% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group:  Emerging Markets Hard Currency Debt Funds.

2

CEO’s Perspective

Tim Buckley

President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

3

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
November 16, 2018

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	6.98%	11.31%	11.05%
Russell 2000 Index (Small-caps)	1.85	10.68	8.01
Russell 3000 Index (Broad U.S. market)	6.60	11.27	10.81
FTSE All-World ex US Index (International)	-7.99	4.57	2.01

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.05%	1.04%	1.83%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.51	1.90	3.25
FTSE Three-Month U. S. Treasury Bill Index	1.67	0.86	0.52

CPI
Consumer Price Index	2.52%	2.07%	1.60%

4

Emerging Markets Government Bond Index Fund

Fund Profile
As of October 31, 2018

Share-Class Characteristics
	Investor		Admiral	Institutional
	Shares	ETF Shares	Shares	Shares
Ticker Symbol	VGOVX	VWOB	VGAVX	VGIVX
Expense Ratio[1]	0.49%	0.32%	0.32%	0.29%
30-Day SEC Yield	5.12%	5.34%	5.34%	5.32%

Financial Attributes

		Bloomberg
		Barclays USD
		Emerging Mkts
		Government
	Fund	RIC Capped Idx
Number of Bonds	1,037	1,116
Yield to Maturity
(before expenses)	6.0%	6.0%
Average Coupon	5.3%	5.4%
Average Duration	6.0 years	6.1 years
Average Effective
Maturity	10.0 years	10.0 years
Short-Term
Reserves	0.6%	—

Sector Diversification (% of portfolio)
Foreign	98.8%
Treasury/Agency	0.1
Other	1.1

Volatility Measures
Bloomberg
Barclays USD
Emerging Mkts
Government
RIC Capped Idx
R-Squared	1.00
Beta	1.01

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	1.5%
1 - 3 Years	19.7
3 - 5 Years	19.2
5 - 10 Years	33.7
10 - 20 Years	8.2
20 - 30 Years	16.2
Over 30 Years	1.5

Distribution by Credit Quality (% of portfolio)
U.S. Government	0.1%
Aaa	1.2
Aa	5.5
A	20.8
Baa	37.4
Less Than Baa	35.0

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated February 22, 2018, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2018, the expense ratios were 0.49% for Investor Shares, 0.30% for ETF Shares, 0.30% for Admiral Shares, and 0.29% for Institutional Shares.

5

Emerging Markets Government Bond Index Fund

Market Diversification (% of portfolio exposure)

Emerging Markets
China	17.0%
Mexico	7.8
Brazil	6.0
Indonesia	5.4
United Arab Emirates	4.8
Russia	4.6
Saudi Arabia	4.2
Turkey	4.2
Argentina	3.9
Qatar	3.4
Colombia	2.3
Philippines	2.0
South Africa	1.7
Lebanon	1.6
Chile	1.5
Oman	1.4
Kazakhstan	1.4
Egypt	1.4
India	1.3
Malaysia	1.3
Bahrain	1.2
Panama	1.2
Ecuador	1.2
Ukraine	1.1
Hungary	1.1
Peru	1.1
Dominican Republic	1.0
Uruguay	1.0
Other	13.9
Subtotal	100.0%

6

Emerging Markets Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: May 31, 2013, Through October 31, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2018
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(5/31/2013)	Investment
Emerging Markets Government Bond Index
Fund Investor Shares	-4.77%	3.57%	2.89%	$11,667
Bloomberg Barclays USD Emerging Markets
Government RIC Capped Index	-3.70	3.87	3.30	11,923
Emerging Markets Hard Currency Debt Funds
Average	-5.55	2.10	1.53	10,860
Bloomberg Barclays Global Aggregate Index
ex USD	-2.09	-0.82	0.07	10,038

Emerging Markets Hard Currency Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(5/31/2013)	Investment
Emerging Markets Government Bond Index Fund
ETF Shares Net Asset Value	-3.84%	3.74%	3.18%	$11,848
Emerging Markets Government Bond Index Fund
ETF Shares Market Price	-3.82	3.69	3.27	11,903
Bloomberg Barclays USD Emerging Markets
Government RIC Capped Index	-3.70	3.87	3.30	11,923
Bloomberg Barclays Global Aggregate Index ex USD	-2.09	-0.82	0.07	10,038
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 0.75% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.
See Financial Highlights for dividend and capital gains information.

7

Emerging Markets Government Bond Index Fund

	Average Annual Total Returns
	Periods Ended October 31, 2018
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(5/31/2013)	Investment
Emerging Markets Government Bond Index Fund
Admiral Shares	-4.52%	3.60%	3.06%	$11,772
Bloomberg Barclays USD Emerging Markets
Government RIC Capped Index	-3.70	3.87	3.30	11,923
Bloomberg Barclays Global Aggregate Index ex USD	-2.09	-0.82	0.07	10,038

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	Year One	(2/11/2015) Inception 1	of a Investment $5,000,000
Emerging Markets Government Bond Index Fund
Institutional Shares	-4.54%	3.81%	$5,746,585
Bloomberg Barclays USD Emerging Markets
Government RIC Capped Index	-3.70	4.13	5,812,767
Bloomberg Barclays Global Aggregate Index ex USD	-2.09	1.31	5,248,163
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

1 Institutional Shares were first issued on November 25, 2014, and were redeemed shortly thereafter. Institutional Shares were next issued on February 11, 2015. The total return shown is based on the period beginning February 11, 2015.

Cumulative Returns of ETF Shares: May 31, 2013, Through October 31, 2018
			Since
	One	Five	Inception
	Year	Years	(5/31/2013)
Emerging Markets Government Bond Index Fund
ETF Shares Market Price	-3.82%	19.86%	19.03%
Emerging Markets Government Bond Index Fund
ETF Shares Net Asset Value	-3.84	20.15	18.48
Bloomberg Barclays USD Emerging Markets
Government RIC Capped Index	-3.70	20.91	19.23

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard.

Vanguard fund returns are adjusted to reflect the 0.75% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

8

Emerging Markets Government Bond Index Fund

Fiscal-Year Total Returns (%): May 31, 2013, Through October 31, 2018
				Bloomberg
				Barclays USD
				Emerging Mkts
				Government
			Investor Shares	RIC Capped Idx
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2013	1.51%	-2.89	-1.38%	-1.39%
2014	4.46	2.16	6.62	7.00
2015	4.36	-4.52	-0.16	-0.08
2016	4.97	5.68	10.65	11.05
2017	4.66	0.80	5.46	5.74
2018	3.95	-8.00	-4.05	-3.70

Average Annual Total Returns: Periods Ended September 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	5/31/2013	-2.17%	4.42%	4.40%	-1.01%	3.39%
Fee-Adjusted Returns		-2.90	4.26			3.25
ETF Shares	5/31/2013
Market Price		-2.37	4.35			3.60
Net Asset Value		-2.07	4.56			3.53
Admiral Shares	5/31/2013	-2.08	4.57	4.57	-1.03	3.54
Fee-Adjusted Returns		-2.82	4.41			3.40
Institutional Shares	2/11/2015[1]	-2.09	—	4.79	-0.23	4.56
Fee-Adjusted Returns		-2.82	—			4.34

1 Institutional Shares were first issued on November 25, 2014, and were redeemed shortly thereafter. Institutional Shares were next issued on February 11, 2015. The total return shown is based on the period beginning February 11, 2015.

Vanguard fund returns are adjusted to reflect the 0.75% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

9

Emerging Markets Government Bond Index Fund

Financial Statements

Statement of Net Assets
As of October 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Angola (0.4%)
Sovereign Bonds (0.4%)
	Republic of Angola	9.500%	11/12/25	1,600	1,763
1	Republic of Angola	8.250%	5/9/28	500	500
	Republic of Angola	8.250%	5/9/28	1,900	1,897
1	Republic of Angola	9.375%	5/8/48	1,600	1,608
Total Angola (Cost $5,730)					5,768
Argentina (3.8%)
Sovereign Bonds (3.8%)
	Argentine Republic	6.875%	4/22/21	150	143
	Argentine Republic	6.875%	4/22/21	4,075	3,901
	Argentine Republic	5.625%	1/26/22	3,150	2,827
	Argentine Republic	4.625%	1/11/23	1,800	1,521
	Argentine Republic	7.500%	4/22/26	7,275	6,322
	Argentine Republic	6.875%	1/26/27	4,950	4,104
	Argentine Republic	5.875%	1/11/28	3,715	2,862
	Argentine Republic	6.625%	7/6/28	1,300	1,028
	Argentine Republic	8.280%	12/31/33	1,012	853
	Argentine Republic	8.280%	12/31/33	3,434	2,923
	Argentine Republic	7.125%	7/6/36	2,315	1,771
2	Argentine Republic	2.500%	12/31/38	6,844	3,790
	Argentine Republic	7.625%	4/22/46	1,700	1,335
	Argentine Republic	6.875%	1/11/48	3,000	2,196
	Argentine Republic	7.125%	6/28/17	1,600	1,186
2	City of Buenos Aires	8.950%	2/19/21	200	201
2	City of Buenos Aires	7.500%	6/1/27	250	219
[1,2]	City of Buenos Aires	7.500%	6/1/27	1,000	875
2	Provincia de Buenos Aires	10.875%	1/26/21	940	947
[1,2]	Provincia de Buenos Aires	9.950%	6/9/21	650	635
2	Provincia de Buenos Aires	9.950%	6/9/21	955	934
2	Provincia de Buenos Aires	6.500%	2/15/23	450	383
2	Provincia de Buenos Aires	9.125%	3/16/24	1,000	894
2	Provincia de Buenos Aires	7.875%	6/15/27	2,000	1,569
	Provincia de Cordoba	7.125%	6/10/21	300	277
1	Provincia de Cordoba	7.125%	8/1/27	550	424
2	Provincia de Mendoza	8.375%	5/19/24	400	333
2	Provincia del Chubut	7.750%	7/26/26	500	395

10

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	YPF SA	8.500%	3/23/21	1,200	1,210
2	YPF SA	8.750%	4/4/24	1,620	1,594
	YPF SA	8.500%	7/28/25	1,675	1,582
1	YPF SA	7.000%	12/15/47	1,025	774
Total Argentina (Cost $57,114)					50,008
Armenia (0.1%)
Sovereign Bonds (0.1%)
1	Republic of Armenia	6.000%	9/30/20	200	202
	Republic of Armenia	6.000%	9/30/20	200	202
	Republic of Armenia	7.150%	3/26/25	500	522
Total Armenia (Cost $924)					926
Azerbaijan (0.5%)
Sovereign Bonds (0.5%)
	Republic of Azerbaijan	4.750%	3/18/24	800	787
1	Republic of Azerbaijan	4.750%	3/18/24	400	394
3	Republic of Azerbaijan	6.875%	3/24/26	2,000	2,150
[1,2]	Republic of Azerbaijan	3.500%	9/1/32	1,100	901
	State Oil Co. of the Azerbaijan Republic	4.750%	3/13/23	1,700	1,679
	State Oil Co. of the Azerbaijan Republic	6.950%	3/18/30	700	743
Total Azerbaijan (Cost $6,691)					6,654
Bahamas (0.1%)
Sovereign Bond (0.1%)
[1,2]	Commonwealth of the Bahamas	6.000%	11/21/28	850	860
Total Bahamas (Cost $850)					860
Bahrain (1.2%)
Sovereign Bonds (1.2%)
	Bahrain Mumtalakat Holding Co. BSC	4.000%	11/25/21	250	236
	Batelco International Finance No. 1 Ltd.	4.250%	5/1/20	400	391
	CBB International Sukuk Co. 5 SPC	5.624%	2/12/24	1,000	980
	CBB International Sukuk Co. 7 SPC	6.875%	10/5/25	550	570
1	Kingdom of Bahrain	5.500%	3/31/20	1,900	1,893
	Kingdom of Bahrain	5.875%	1/26/21	200	200
1	Kingdom of Bahrain	6.125%	7/5/22	1,200	1,208
	Kingdom of Bahrain	6.125%	8/1/23	1,425	1,438
1	Kingdom of Bahrain	6.125%	8/1/23	150	151
1	Kingdom of Bahrain	7.000%	1/26/26	2,200	2,205
	Kingdom of Bahrain	7.000%	1/26/26	1,300	1,302
	Kingdom of Bahrain	7.000%	10/12/28	2,200	2,144
1	Kingdom of Bahrain	6.750%	9/20/29	800	764
1	Kingdom of Bahrain	6.000%	9/19/44	1,050	848
	Kingdom of Bahrain	6.000%	9/19/44	400	323
1	Oil and Gas Holding Co. BSCC	7.500%	10/25/27	1,200	1,170
Total Bahrain (Cost $16,431)					15,823
Belarus (0.1%)
Sovereign Bonds (0.1%)
	Republic of Belarus	6.875%	2/28/23	800	823
	Republic of Belarus	7.625%	6/29/27	1,050	1,109
Total Belarus (Cost $1,956)					1,932

11

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Belize (0.0%)
Sovereign Bond (0.0%)
2	Belize	4.938%	2/20/34	450	250
Total Belize (Cost $310)					250
Bermuda (0.1%)
Sovereign Bonds (0.1%)
	Bermuda	4.854%	2/6/24	400	410
1	Bermuda	4.854%	2/6/24	400	412
2	Bermuda	3.717%	1/25/27	950	895
Total Bermuda (Cost $1,769)					1,717
Bolivia (0.1%)
Sovereign Bonds (0.1%)
	Plurinational State of Bolivia	4.875%	10/29/22	400	392
	Plurinational State of Bolivia	5.950%	8/22/23	600	606
[1,2]	Plurinational State of Bolivia	4.500%	3/20/28	1,000	921
Total Bolivia (Cost $2,040)					1,919
Brazil (5.7%)
Sovereign Bonds (5.7%)
	Banco do Brasil SA	6.000%	1/22/20	695	712
	Banco do Brasil SA	5.375%	1/15/21	375	380
	Banco do Brasil SA	5.875%	1/26/22	1,875	1,904
	Banco do Brasil SA	3.875%	10/10/22	1,726	1,641
	Banco do Brasil SA	5.875%	1/19/23	850	860
1	Banco do Brasil SA	4.875%	4/19/23	800	784
	Banco do Brasil SA	4.625%	1/15/25	950	893
2	Banco do Brasil SA	8.500%	10/29/49	425	453
	Banco Nacional de Desenvolvimento
	Economico e Social	5.500%	7/12/20	600	617
1	Banco Nacional de Desenvolvimento
	Economico e Social	5.500%	7/12/20	200	206
	Banco Nacional de Desenvolvimento
	Economico e Social	5.750%	9/26/23	1,000	1,034
	Caixa Economica Federal	3.500%	11/7/22	350	335
	Cemig Geracao e Transmissao SA	9.250%	12/5/24	1,000	1,068
	Centrais Eletricas Brasileiras SA	5.750%	10/27/21	1,600	1,607
	Federative Republic of Brazil	4.875%	1/22/21	3,117	3,168
	Federative Republic of Brazil	2.625%	1/5/23	2,561	2,372
	Federative Republic of Brazil	8.875%	4/15/24	982	1,182
	Federative Republic of Brazil	4.250%	1/7/25	4,172	4,042
	Federative Republic of Brazil	8.750%	2/4/25	500	607
	Federative Republic of Brazil	6.000%	4/7/26	1,580	1,659
	Federative Republic of Brazil	10.125%	5/15/27	466	616
2	Federative Republic of Brazil	4.625%	1/13/28	3,552	3,337
	Federative Republic of Brazil	8.250%	1/20/34	1,425	1,703
	Federative Republic of Brazil	7.125%	1/20/37	2,195	2,404
	Federative Republic of Brazil	5.625%	1/7/41	2,226	2,048
	Federative Republic of Brazil	5.000%	1/27/45	3,586	2,994
	Federative Republic of Brazil	5.625%	2/21/47	3,440	3,105
	Petrobras Global Finance BV	8.375%	5/23/21	1,740	1,894
	Petrobras Global Finance BV	6.125%	1/17/22	870	899
	Petrobras Global Finance BV	4.375%	5/20/23	3,900	3,763

12

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Petrobras Global Finance BV	6.250%	3/17/24	1,325	1,337
Petrobras Global Finance BV	5.299%	1/27/25	1,859	1,775
Petrobras Global Finance BV	8.750%	5/23/26	3,048	3,410
Petrobras Global Finance BV	7.375%	1/17/27	4,020	4,171
Petrobras Global Finance BV	5.999%	1/27/28	6,958	6,575
Petrobras Global Finance BV	5.750%	2/1/29	2,200	2,041
Petrobras Global Finance BV	6.875%	1/20/40	1,653	1,570
Petrobras Global Finance BV	7.250%	3/17/44	2,710	2,615
Petrobras Global Finance BV	6.850%	6/5/15	2,575	2,292
Petrobras International Finance Co. SA	5.375%	1/27/21	1,517	1,540
Total Brazil (Cost $74,207)				75,613
Cameroon (0.0%)
Sovereign Bond (0.0%)
2 Republic of Cameroon	9.500%	11/19/25	500	521
Total Cameroon (Cost $494)				521
Chile (1.5%)
Sovereign Bonds (1.5%)
1 Banco del Estado de Chile	4.125%	10/7/20	400	403
1 Banco del Estado de Chile	2.668%	1/8/21	400	389
1 Banco del Estado de Chile	3.875%	2/8/22	725	721
1 Corp. Nacional del Cobre de Chile	3.875%	11/3/21	400	402
Corp. Nacional del Cobre de Chile	3.000%	7/17/22	350	338
1 Corp. Nacional del Cobre de Chile	3.000%	7/17/22	650	627
Corp. Nacional del Cobre de Chile	4.500%	8/13/23	675	683
1 Corp. Nacional del Cobre de Chile	4.500%	8/13/23	150	152
Corp. Nacional del Cobre de Chile	4.500%	9/16/25	1,100	1,094
1 Corp. Nacional del Cobre de Chile	3.625%	8/1/27	800	746
Corp. Nacional del Cobre de Chile	3.625%	8/1/27	1,500	1,397
1 Corp. Nacional del Cobre de Chile	5.625%	9/21/35	300	317
1 Corp. Nacional del Cobre de Chile	6.150%	10/24/36	100	112
1 Corp. Nacional del Cobre de Chile	4.250%	7/17/42	400	355
1 Corp. Nacional del Cobre de Chile	5.625%	10/18/43	200	214
Corp. Nacional del Cobre de Chile	5.625%	10/18/43	700	750
1 Corp. Nacional del Cobre de Chile	4.875%	11/4/44	400	388
Corp. Nacional del Cobre de Chile	4.875%	11/4/44	900	874
Corp. Nacional del Cobre de Chile	4.500%	8/1/47	1,450	1,338
1 Empresa de Transporte de Pasajeros
Metro SA	4.750%	2/4/24	200	204
1 Empresa de Transporte de Pasajeros
Metro SA	5.000%	1/25/47	400	397
1 Empresa Nacional del Petroleo	4.750%	12/6/21	536	541
Empresa Nacional del Petroleo	4.375%	10/30/24	500	486
1 Empresa Nacional del Petroleo	4.500%	9/14/47	800	679
Republic of Chile	3.875%	8/5/20	500	506
Republic of Chile	3.125%	3/27/25	850	814
Republic of Chile	3.125%	1/21/26	1,690	1,599
2 Republic of Chile	3.240%	2/6/28	2,350	2,204
Republic of Chile	3.860%	6/21/47	1,150	1,039
Total Chile (Cost $20,385)				19,769

13

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
China (17.1%)
Sovereign Bonds (17.1%)
ABCL Glory Capital Ltd.	2.500%	6/21/21	1,500	1,450
Agricultural Bank of China Ltd.	2.750%	5/21/20	250	247
Agricultural Bank of China Ltd.	2.750%	10/20/20	450	442
Amber Circle Funding Ltd.	3.250%	12/4/22	2,150	2,087
1 Avi Funding Co. Ltd.	2.850%	9/16/20	400	393
Avi Funding Co. Ltd.	2.850%	9/16/20	300	295
Avi Funding Co. Ltd.	3.800%	9/16/25	1,000	967
4 Bank of China Ltd.	3.089%	2/14/20	1,150	1,151
4 Bank of China Ltd.	3.239%	4/20/20	1,500	1,501
4 Bank of China Ltd.	3.108%	5/11/20	600	601
Bank of China Ltd.	2.875%	6/30/20	2,800	2,763
Bank of China Ltd.	2.375%	3/1/21	750	726
Bank of China Ltd.	2.250%	7/12/21	700	669
4 Bank of China Ltd.	3.300%	7/11/22	1,500	1,502
1 Bank of China Ltd.	5.000%	11/13/24	1,000	1,019
Bank of China Ltd.	5.000%	11/13/24	3,450	3,516
Bank of China Ltd.	3.875%	6/30/25	775	755
Beijing Gas Singapore Capital Corp.	2.750%	5/31/22	500	473
Beijing State-Owned Assets Management
Hong Kong Co. Ltd.	4.125%	5/26/25	1,000	957
Bluestar Finance Holdings Ltd.	4.375%	6/11/20	200	200
Bluestar Finance Holdings Ltd.	3.500%	9/30/21	300	291
Bluestar Finance Holdings Ltd.	4.375%	12/29/49	700	700
BOC Aviation Ltd.	3.000%	3/30/20	1,000	990
BOC Aviation Ltd.	2.375%	9/15/21	450	429
1 BOC Aviation Ltd.	2.375%	9/15/21	900	858
BOC Aviation Ltd.	4.375%	5/2/23	500	503
BOC Aviation Ltd.	3.875%	4/27/26	800	760
CCBL Cayman 1 Corp. Ltd.	2.750%	5/31/21	450	434
CCBL Cayman Corp. Ltd.	3.250%	7/28/20	300	296
2 CCCI Treasure Ltd.	3.500%	12/29/49	1,100	1,082
CGNPC International Ltd.	4.000%	5/19/25	500	486
2 Chalco Hong Kong Investment Co. Ltd.	4.250%	12/31/49	450	429
Charming Light Investments Ltd.	2.375%	8/30/21	600	568
Charming Light Investments Ltd.	4.375%	12/21/27	950	879
China Cinda Finance 2014 Ltd.	5.625%	5/14/24	800	831
China Cinda Finance 2015 I Ltd.	3.125%	4/23/20	2,200	2,168
China Cinda Finance 2015 I Ltd.	4.250%	4/23/25	2,100	2,019
China Cinda Finance 2017 I Ltd.	3.650%	3/9/22	300	294
China Cinda Finance 2017 I Ltd.	3.875%	2/8/23	200	195
China Cinda Finance 2017 I Ltd.	4.400%	3/9/27	2,400	2,279
China Clean Energy Development Ltd.	4.000%	11/5/25	1,000	958
2 China Construction Bank Asia Corp. Ltd.	4.250%	8/20/24	700	700
4 China Construction Bank Corp.	3.083%	5/31/20	1,000	1,001
4 China Construction Bank Corp.	3.121%	12/4/20	675	676
4 China Construction Bank Corp.	3.057%	6/8/21	1,800	1,800
4 China Construction Bank Corp.	3.157%	6/8/23	200	200
2 China Construction Bank Corp.	3.875%	5/13/25	2,975	2,947
China Development Bank	2.500%	10/9/20	2,500	2,448
China Development Bank	2.125%	6/1/21	2,350	2,260
China Development Bank	2.625%	1/24/22	3,350	3,238
China Development Bank	3.375%	1/24/27	700	661

14

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
4 China Development Bank Corp.	2.873%	3/6/20	200	200
4 China Development Bank Corp.	3.023%	3/6/22	1,300	1,299
China Development Bank Corp.	4.000%	1/24/37	645	599
China Great Wall International Holdings III Ltd.	2.250%	10/27/19	200	197
China Great Wall International Holdings III Ltd.	2.625%	10/27/21	200	191
China Great Wall International Holdings III Ltd.	3.125%	8/31/22	2,400	2,290
China Great Wall International Holdings III Ltd.	3.875%	8/31/27	450	404
2 China Life Insurance Co. Ltd.	4.000%	7/3/75	1,000	970
2 China Minmetals Corp.	3.750%	12/31/49	750	689
China Overseas Finance Cayman II Ltd.	5.500%	11/10/20	1,800	1,851
China Overseas Finance Cayman III Ltd.	5.375%	10/29/23	1,300	1,349
China Overseas Finance Cayman III Ltd.	6.375%	10/29/43	450	507
China Overseas Finance Cayman V Ltd.	3.950%	11/15/22	1,750	1,722
China Overseas Finance Cayman VI Ltd.	5.950%	5/8/24	200	212
1 China Resources Gas Group Ltd.	4.500%	4/5/22	400	404
China Resources Land Ltd.	6.000%	2/27/24	400	428
China Shenhua Overseas Capital Co. Ltd.	3.125%	1/20/20	850	841
China Shenhua Overseas Capital Co. Ltd.	3.875%	1/20/25	600	581
Chinalco Capital Holdings Ltd.	4.000%	8/25/21	1,300	1,253
Chouzhou International Investment Ltd.	4.000%	12/5/20	500	480
CITIC Ltd.	6.375%	4/10/20	1,000	1,032
CITIC Ltd.	6.625%	4/15/21	400	422
CITIC Ltd.	2.800%	12/14/21	300	288
CITIC Ltd.	3.125%	2/28/22	200	193
CITIC Ltd.	6.800%	1/17/23	1,700	1,852
CITIC Ltd.	3.700%	6/14/26	500	463
CITIC Ltd.	3.875%	2/28/27	750	695
CITIC Ltd.	4.000%	1/11/28	625	579
CITIC Securities Finance MTN Co. Ltd.	3.500%	10/30/19	1,705	1,696
CNAC HK Finbridge Co. Ltd.	4.125%	3/14/21	2,000	1,991
CNAC HK Finbridge Co. Ltd.	3.500%	7/19/22	2,600	2,507
CNAC HK Finbridge Co. Ltd.	4.625%	3/14/23	1,500	1,495
CNAC HK Finbridge Co. Ltd.	4.125%	7/19/27	2,150	1,988
CNAC HK Finbridge Co. Ltd.	5.125%	3/14/28	350	345
CNOOC Curtis Funding No 1 Pty Ltd.	4.500%	10/3/23	2,520	2,557
1 CNOOC Curtis Funding No 1 Pty Ltd.	4.500%	10/3/23	300	304
1 CNOOC Finance 2011 Ltd.	4.250%	1/26/21	1,888	1,909
1 CNOOC Finance 2011 Ltd.	5.750%	1/26/41	200	225
1 CNOOC Finance 2012 Ltd.	3.875%	5/2/22	1,400	1,396
1 CNOOC Finance 2012 Ltd.	5.000%	5/2/42	200	205
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	1,050	1,003
CNOOC Finance 2013 Ltd.	4.250%	5/9/43	800	737
CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	1,850	1,825
CNOOC Finance 2015 USA LLC	3.500%	5/5/25	1,300	1,237
CNOOC Finance 2015 USA LLC	4.375%	5/2/28	600	598
CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	2,160	2,167
CNOOC Nexen Finance 2014 ULC	4.875%	4/30/44	900	909
CNPC General Capital Ltd.	2.700%	11/25/19	1,000	992
1 CNPC General Capital Ltd.	3.950%	4/19/22	700	700
CNPC General Capital Ltd.	3.400%	4/16/23	250	243
1 CNPC HK Overseas Capital Ltd.	4.500%	4/28/21	1,225	1,248
1 CNPC HK Overseas Capital Ltd.	5.950%	4/28/41	400	460
2 CNRC Capitale Ltd.	3.900%	12/31/49	1,500	1,428
COSCO Finance 2011 Ltd.	4.000%	12/3/22	1,050	1,040

15

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
1 COSL Finance BVI Ltd.	3.250%	9/6/22	550	527
COSL Singapore Capital Ltd.	3.500%	7/30/20	1,200	1,188
COSL Singapore Capital Ltd.	4.500%	7/30/25	500	490
2 CRCC Yupeng Ltd.	3.950%	2/28/49	300	297
CRCC Yuxiang Ltd.	3.500%	5/16/23	950	919
2 Dianjian Haixing Ltd.	4.050%	10/29/49	200	199
2 Dianjian Haiyu Ltd.	3.500%	12/31/49	1,050	975
Export-Import Bank of China	2.000%	4/26/21	300	288
Export-Import Bank of China	2.625%	3/14/22	2,400	2,316
Export-Import Bank of China	2.750%	11/28/22	700	673
Export-Import Bank of China	3.625%	7/31/24	500	489
Export-Import Bank of China	2.875%	4/26/26	2,350	2,134
Export-Import Bank of China	3.375%	3/14/27	500	465
Export-Import Bank of China	4.000%	11/28/47	700	615
Franshion Brilliant Ltd.	5.750%	12/31/49	500	458
1 Franshion Development Ltd.	6.750%	4/15/21	500	522
Hongkong Xiangyu Investment Co. Ltd.	4.500%	1/30/23	500	449
Huarong Finance 2017 Co. Ltd.	3.375%	1/24/20	300	296
Huarong Finance 2017 Co. Ltd.	3.750%	4/27/22	700	678
4 Huarong Finance 2017 Co. Ltd.	4.359%	4/27/22	1,200	1,207
Huarong Finance 2017 Co. Ltd.	4.750%	4/27/27	2,050	1,896
Huarong Finance II Co. Ltd.	2.875%	11/19/18	1,600	1,599
Huarong Finance II Co. Ltd.	2.875%	11/22/19	1,500	1,478
Huarong Finance II Co. Ltd.	4.500%	1/16/20	1,760	1,761
Huarong Finance II Co. Ltd.	3.750%	11/19/20	550	542
Huarong Finance II Co. Ltd.	3.250%	6/3/21	1,250	1,207
Huarong Finance II Co. Ltd.	3.625%	11/22/21	1,650	1,602
Huarong Finance II Co. Ltd.	5.500%	1/16/25	1,800	1,792
Huarong Finance II Co. Ltd.	5.000%	11/19/25	600	579
Huarong Finance II Co. Ltd.	4.625%	6/3/26	1,250	1,165
Huarong Finance II Co. Ltd.	4.875%	11/22/26	1,200	1,131
2 Huarong Finance II Co. Ltd.	2.875%	12/31/49	1,200	1,068
ICBCIL Finance Co. Ltd.	3.250%	3/17/20	1,000	991
ICBCIL Finance Co. Ltd.	3.000%	4/5/20	700	690
ICBCIL Finance Co. Ltd.	3.200%	11/10/20	700	689
4 ICBCIL Finance Co. Ltd.	3.264%	5/15/21	1,000	997
ICBCIL Finance Co. Ltd.	2.750%	5/19/21	1,450	1,398
1 ICBCIL Finance Co. Ltd.	2.750%	5/19/21	600	579
ICBCIL Finance Co. Ltd.	2.500%	9/29/21	1,350	1,284
Industrial & Commercial Bank of China Asia
Ltd.	5.125%	11/30/20	950	971
Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	1,300	1,293
4 Industrial & Commercial Bank of China Ltd.	3.257%	4/24/20	1,950	1,952
Industrial & Commercial Bank of China Ltd.	2.905%	11/13/20	1,300	1,273
Industrial & Commercial Bank of China Ltd.	2.635%	5/26/21	2,700	2,616
Industrial & Commercial Bank of China Ltd.	2.452%	10/20/21	350	336
4 Industrial & Commercial Bank of China Ltd.	3.437%	4/24/22	1,400	1,405
Industrial & Commercial Bank of China Ltd.	2.957%	11/8/22	500	481
4 Industrial & Commercial Bank of China Ltd.	3.166%	3/5/23	3,000	2,999
Industrial & Commercial Bank of China Ltd.	4.875%	9/21/25	2,750	2,762
Industrial & Commercial Bank of China Ltd.	3.538%	11/8/27	250	233
Inventive Global Investments Ltd.	2.375%	12/7/19	1,200	1,184
King Power Capital Ltd.	5.625%	11/3/24	500	522
Kunlun Energy Co. Ltd.	2.875%	5/13/20	600	590

16

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Kunlun Energy Co. Ltd.	3.750%	5/13/25	350	338
MCC Holding Hong Kong Corp. Ltd.	2.950%	5/31/20	1,500	1,471
Minmetals Bounteous Finance BVI Ltd.	3.500%	7/30/20	300	297
Minmetals Bounteous Finance BVI Ltd.	4.750%	7/30/25	600	595
Minmetals Bounteous Finance BVI Ltd.	4.200%	7/27/26	850	812
Nexen Energy ULC	7.875%	3/15/32	475	627
Nexen Energy ULC	5.875%	3/10/35	808	901
Nexen Energy ULC	6.400%	5/15/37	1,285	1,527
Nexen Energy ULC	7.500%	7/30/39	775	1,037
People’s Republic of China	2.125%	11/2/22	1,000	956
People’s Republic of China	2.625%	11/2/27	1,000	921
Prosperous Ray Ltd.	4.625%	11/12/23	550	559
Rongshi International Finance Ltd.	2.875%	5/4/22	500	481
Rongshi International Finance Ltd.	3.625%	5/4/27	500	468
Shanghai Electric Power Finance Ltd.	3.625%	8/11/20	1,100	1,086
Sino-Ocean Land Treasure Finance I Ltd.	4.625%	7/30/19	25	25
Sino-Ocean Land Treasure Finance I Ltd.	6.000%	7/30/24	350	340
Sino-Ocean Land Treasure Finance II Ltd.	4.450%	2/4/20	1,100	1,093
Sino-Ocean Land Treasure Finance II Ltd.	5.950%	2/4/27	250	235
2 Sino-Ocean Land Treasure III Ltd.	4.900%	12/31/49	600	487
Sinochem Overseas Capital Co. Ltd.	4.500%	11/12/20	400	404
1 Sinochem Overseas Capital Co. Ltd.	4.500%	11/12/20	1,375	1,391
1 Sinochem Overseas Capital Co. Ltd.	6.300%	11/12/40	450	520
Sinopec Capital 2013 Ltd.	3.125%	4/24/23	1,500	1,436
1 Sinopec Capital 2013 Ltd.	3.125%	4/24/23	200	192
Sinopec Capital 2013 Ltd.	4.250%	4/24/43	400	367
Sinopec Group Overseas Development 2012
Ltd.	3.900%	5/17/22	907	905
1 Sinopec Group Overseas Development 2012
Ltd.	3.900%	5/17/22	1,619	1,615
1 Sinopec Group Overseas Development 2012
Ltd.	4.875%	5/17/42	975	984
Sinopec Group Overseas Development 2013
Ltd.	4.375%	10/17/23	2,025	2,046
Sinopec Group Overseas Development 2013
Ltd.	5.375%	10/17/43	200	216
Sinopec Group Overseas Development 2014
Ltd.	4.375%	4/10/24	2,000	2,017
Sinopec Group Overseas Development 2015
Ltd.	2.500%	4/28/20	5,650	5,563
Sinopec Group Overseas Development 2015
Ltd.	3.250%	4/28/25	1,900	1,775
Sinopec Group Overseas Development 2015
Ltd.	4.100%	4/28/45	800	715
Sinopec Group Overseas Development 2016
Ltd.	2.750%	5/3/21	400	390
Sinopec Group Overseas Development 2016
Ltd.	2.000%	9/29/21	900	856
Sinopec Group Overseas Development 2016
Ltd.	3.500%	5/3/26	1,000	938
Sinopec Group Overseas Development 2017
Ltd.	2.375%	4/12/20	700	689
1 Sinopec Group Overseas Development 2017
Ltd.	3.000%	4/12/22	700	678

17

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Sinopec Group Overseas Development 2017
	Ltd.	2.500%	9/13/22	200	189
	Sinopec Group Overseas Development 2017
	Ltd.	3.625%	4/12/27	600	564
1	Sinopec Group Overseas Development 2017
	Ltd.	3.625%	4/12/27	800	752
1	Sinopec Group Overseas Development 2017
	Ltd.	3.250%	9/13/27	1,000	912
1	Sinopec Group Overseas Development 2017
	Ltd.	4.000%	9/13/47	200	175
	Skysea International Capital Management	4.875%	12/7/21	1,900	1,948
	State Elite Global Ltd.	3.125%	1/20/20	1,000	992
	State Grid Overseas Investment 2013 Ltd.	3.125%	5/22/23	1,410	1,364
1	State Grid Overseas Investment 2013 Ltd.	4.375%	5/22/43	200	193
	State Grid Overseas Investment 2014 Ltd.	4.125%	5/7/24	2,870	2,886
1	State Grid Overseas Investment 2014 Ltd.	4.125%	5/7/24	200	201
1	State Grid Overseas Investment 2014 Ltd.	4.850%	5/7/44	350	361
	State Grid Overseas Investment 2014 Ltd.	4.850%	5/7/44	400	415
	State Grid Overseas Investment 2016 Ltd.	2.750%	5/4/22	1,000	965
1	State Grid Overseas Investment 2016 Ltd.	2.750%	5/4/22	600	579
	State Grid Overseas Investment 2016 Ltd.	3.750%	5/2/23	1,200	1,192
	State Grid Overseas Investment 2016 Ltd.	2.875%	5/18/26	700	636
	State Grid Overseas Investment 2016 Ltd.	3.500%	5/4/27	1,000	938
1	State Grid Overseas Investment 2016 Ltd.	3.500%	5/4/27	1,200	1,127
1	State Grid Overseas Investment 2016 Ltd.	4.000%	5/4/47	900	811
	Tewoo Group No 4 Ltd.	3.150%	12/1/20	500	488
	Three Gorges Finance I Cayman Islands Ltd.	2.300%	6/2/21	400	386
	Three Gorges Finance I Cayman Islands Ltd.	3.700%	6/10/25	900	869
	Three Gorges Finance I Cayman Islands Ltd.	3.150%	6/2/26	2,300	2,119
	Tsinghua Unic Ltd.	4.750%	1/31/21	850	797
	Tsinghua Unic Ltd.	5.375%	1/31/23	700	634
Total China (Cost $231,564)					224,986
Colombia (2.5%)
Sovereign Bonds (2.5%)
	Ecopetrol SA	5.875%	9/18/23	2,585	2,695
	Ecopetrol SA	4.125%	1/16/25	1,050	1,000
	Ecopetrol SA	5.375%	6/26/26	1,970	1,980
	Ecopetrol SA	7.375%	9/18/43	893	996
	Ecopetrol SA	5.875%	5/28/45	1,830	1,734
	Oleoducto Central SA	4.000%	5/7/21	400	395
	Republic of Colombia	11.750%	2/25/20	340	376
	Republic of Colombia	4.375%	7/12/21	1,609	1,634
2	Republic of Colombia	2.625%	3/15/23	1,410	1,326
	Republic of Colombia	4.000%	2/26/24	2,045	2,020
	Republic of Colombia	8.125%	5/21/24	690	815
2	Republic of Colombia	4.500%	1/28/26	2,100	2,102
2	Republic of Colombia	3.875%	4/25/27	3,150	2,993
2	Republic of Colombia	4.500%	3/15/29	1,900	1,874
	Republic of Colombia	7.375%	9/18/37	1,090	1,323
	Republic of Colombia	6.125%	1/18/41	1,682	1,818
2	Republic of Colombia	5.625%	2/26/44	1,984	2,039
2	Republic of Colombia	5.000%	6/15/45	5,850	5,537
	Transportadora de Gas Internacional SA ESP	5.700%	3/20/22	600	609
Total Colombia (Cost $33,672)					33,266

18

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Costa Rica (0.4%)
Sovereign Bonds (0.4%)
	Banco Nacional de Costa Rica	5.875%	4/25/21	200	192
1	Banco Nacional de Costa Rica	5.875%	4/25/21	800	762
	Banco Nacional de Costa Rica	6.250%	11/1/23	400	378
	Instituto Costarricense de Electricidad	6.950%	11/10/21	475	452
	Instituto Costarricense de Electricidad	6.375%	5/15/43	200	143
	Republic of Costa Rica	4.250%	1/26/23	1,132	990
	Republic of Costa Rica	4.375%	4/30/25	200	166
	Republic of Costa Rica	5.625%	4/30/43	600	438
	Republic of Costa Rica	7.000%	4/4/44	2,230	1,848
Total Costa Rica (Cost $5,967)					5,369
Cote d’Ivoire (0.3%)
Sovereign Bonds (0.3%)
2	Republic of Cote d’Ivoire	6.375%	3/3/28	1,300	1,205
[1,2]	Republic of Cote d’Ivoire	5.750%	12/31/32	1,388	1,257
2	Republic of Cote d’Ivoire	5.750%	12/31/32	1,317	1,193
2	Republic of Cote d’Ivoire	6.125%	6/15/33	1,000	865
Total Cote d’Ivoire (Cost $4,854)					4,520
Croatia (0.7%)
Sovereign Bonds (0.7%)
	Hrvatska Elektroprivreda	5.875%	10/23/22	500	520
	Republic of Croatia	6.750%	11/5/19	1,222	1,259
	Republic of Croatia	6.625%	7/14/20	1,794	1,872
	Republic of Croatia	6.375%	3/24/21	2,200	2,308
	Republic of Croatia	5.500%	4/4/23	1,400	1,469
	Republic of Croatia	6.000%	1/26/24	1,435	1,545
Total Croatia (Cost $8,879)					8,973
Dominican Republic (1.0%)
Sovereign Bonds (1.0%)
2	Dominican Republic	7.500%	5/6/21	2,102	2,173
	Dominican Republic	6.600%	1/28/24	1,075	1,121
2	Dominican Republic	5.875%	4/18/24	750	760
	Dominican Republic	5.500%	1/27/25	1,560	1,537
	Dominican Republic	6.875%	1/29/26	1,145	1,199
	Dominican Republic	5.950%	1/25/27	100	99
	Dominican Republic	6.000%	7/19/28	169	167
1	Dominican Republic	6.000%	7/19/28	1,400	1,385
	Dominican Republic	7.450%	4/30/44	450	469
1	Dominican Republic	6.850%	1/27/45	1,170	1,150
2	Dominican Republic	6.850%	1/27/45	1,819	1,778
1	Dominican Republic	6.500%	2/15/48	1,650	1,548
Total Dominican Republic (Cost $13,824)					13,386
Ecuador (1.1%)
Sovereign Bonds (1.1%)
	Republic of Ecuador	10.500%	3/24/20	1,500	1,534
	Republic of Ecuador	10.750%	3/28/22	2,850	2,926
	Republic of Ecuador	8.750%	6/2/23	1,300	1,231
	Republic of Ecuador	7.950%	6/20/24	2,150	1,939
	Republic of Ecuador	9.650%	12/13/26	1,550	1,443

19

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
1	Republic of Ecuador	9.625%	6/2/27	370	345
	Republic of Ecuador	9.625%	6/2/27	800	745
1	Republic of Ecuador	7.875%	1/23/28	5,750	4,833
Total Ecuador (Cost $16,318)					14,996
Egypt (1.2%)
Sovereign Bonds (1.2%)
	Arab Republic of Egypt	5.750%	4/29/20	1,012	1,018
	Arab Republic of Egypt	6.125%	1/31/22	2,700	2,669
1	Arab Republic of Egypt	5.577%	2/21/23	1,200	1,151
	Arab Republic of Egypt	5.875%	6/11/25	3,375	3,149
	Arab Republic of Egypt	7.500%	1/31/27	1,700	1,662
1	Arab Republic of Egypt	6.588%	2/21/28	3,000	2,752
	Arab Republic of Egypt	6.875%	4/30/40	1,050	880
	Arab Republic of Egypt	8.500%	1/31/47	1,950	1,839
1	Arab Republic of Egypt	7.903%	2/21/48	1,200	1,073
Total Egypt (Cost $17,238)					16,193
El Salvador (0.4%)
Sovereign Bonds (0.4%)
	Republic of El Salvador	7.375%	12/1/19	745	743
	Republic of El Salvador	7.750%	1/24/23	785	791
	Republic of El Salvador	5.875%	1/30/25	1,018	914
	Republic of El Salvador	6.375%	1/18/27	669	599
1	Republic of El Salvador	6.375%	1/18/27	300	268
	Republic of El Salvador	8.625%	2/28/29	500	505
1	Republic of El Salvador	8.625%	2/28/29	150	151
	Republic of El Salvador	8.250%	4/10/32	604	591
	Republic of El Salvador	7.650%	6/15/35	740	680
	Republic of El Salvador	7.625%	2/1/41	568	514
Total El Salvador (Cost $5,895)					5,756
Ethiopia (0.1%)
Sovereign Bond (0.1%)
	Federal Democratic Republic of Ethiopia	6.625%	12/11/24	1,150	1,123
Total Ethiopia (Cost $1,120)					1,123
Gabon (0.2%)
Sovereign Bonds (0.2%)
[1,2]	Gabonese Republic	6.375%	12/12/24	400	364
2	Gabonese Republic	6.375%	12/12/24	1,586	1,447
	Gabonese Republic	6.950%	6/16/25	200	184
Total Gabon (Cost $2,163)					1,995
Georgia (0.1%)
Sovereign Bonds (0.1%)
	Georgian Railway JSC	7.750%	7/11/22	900	952
	Republic of Georgia	6.875%	4/12/21	600	630
Total Georgia (Cost $1,589)					1,582
Ghana (0.4%)
Sovereign Bonds (0.4%)
1	Republic of Ghana	7.875%	8/7/23	400	407
[1,2]	Republic of Ghana	8.125%	1/18/26	300	301

20

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
2	Republic of Ghana	8.125%	1/18/26	1,670	1,677
2	Republic of Ghana	7.625%	5/16/29	200	191
[1,2]	Republic of Ghana	7.625%	5/16/29	850	810
2	Republic of Ghana	10.750%	10/14/30	1,000	1,198
[1,2]	Republic of Ghana	8.627%	6/16/49	800	750
Total Ghana (Cost $5,245)					5,334
Guatemala (0.2%)
Sovereign Bonds (0.2%)
	Republic of Guatemala	5.750%	6/6/22	653	666
	Republic of Guatemala	4.500%	5/3/26	1,500	1,375
	Republic of Guatemala	4.875%	2/13/28	600	551
Total Guatemala (Cost $2,773)					2,592
Honduras (0.1%)
Sovereign Bonds (0.1%)
	Republic of Honduras	8.750%	12/16/20	200	215
2	Republic of Honduras	7.500%	3/15/24	400	420
	Republic of Honduras	6.250%	1/19/27	970	953
Total Honduras (Cost $1,582)					1,588
Hungary (1.1%)
Sovereign Bonds (1.1%)
[1,5]	MFB Magyar Fejlesztesi Bank Zrt	6.250%	10/21/20	1,100	1,147
	MFB Magyar Fejlesztesi Bank Zrt	6.250%	10/21/20	200	209
	Republic of Hungary	6.250%	1/29/20	2,065	2,132
	Republic of Hungary	6.375%	3/29/21	3,897	4,126
	Republic of Hungary	5.375%	2/21/23	1,812	1,903
	Republic of Hungary	5.750%	11/22/23	1,470	1,575
	Republic of Hungary	5.375%	3/25/24	1,325	1,404
	Republic of Hungary	7.625%	3/29/41	1,450	1,967
Total Hungary (Cost $14,584)					14,463
India (1.3%)
Sovereign Bonds (1.3%)
	Bank of India	3.125%	5/6/20	400	393
	Bank of India	6.250%	2/16/21	900	935
	Bharat Petroleum Corp. Ltd.	4.625%	10/25/22	400	399
	Bharat Petroleum Corp. Ltd.	4.000%	5/8/25	400	371
	BPRL International Singapore Pte Ltd.	4.375%	1/18/27	550	507
	Export-Import Bank of India	2.750%	4/1/20	600	591
	Export-Import Bank of India	2.750%	8/12/20	200	196
	Export-Import Bank of India	3.125%	7/20/21	1,100	1,074
	Export-Import Bank of India	4.000%	1/14/23	600	592
	Export-Import Bank of India	3.375%	8/5/26	2,200	1,994
1	Export-Import Bank of India	3.875%	2/1/28	1,400	1,284
	Indian Oil Corp. Ltd.	5.625%	8/2/21	500	516
	Indian Oil Corp. Ltd.	5.750%	8/1/23	400	416
	NTPC Ltd.	5.625%	7/14/21	400	414
	NTPC Ltd.	4.750%	10/3/22	450	454
	NTPC Ltd.	4.375%	11/26/24	400	389
	NTPC Ltd.	4.250%	2/26/26	450	425
	Oil India International Pte Ltd.	4.000%	4/21/27	800	715
	Oil India Ltd.	5.375%	4/17/24	450	456

21

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
ONGC Videsh Ltd.	3.750%	5/7/23	700	673
ONGC Videsh Ltd.	4.625%	7/15/24	900	884
Power Grid Corp. of India Ltd.	3.875%	1/17/23	600	585
4 State Bank of India	3.358%	4/6/20	1,150	1,153
State Bank of India	3.250%	1/24/22	700	677
1 State Bank of India	4.875%	4/17/24	400	402
State Bank of India	4.875%	4/17/24	200	201
Total India (Cost $17,393)				16,696
Indonesia (5.4%)
Sovereign Bonds (5.4%)
Pelabuhan Indonesia II PT	4.250%	5/5/25	1,150	1,078
1 Pelabuhan Indonesia II PT	4.250%	5/5/25	300	281
Pelabuhan Indonesia II PT	5.375%	5/5/45	500	440
1 Pelabuhan Indonesia III PT	4.875%	10/1/24	200	195
Pertamina Persero PT	5.250%	5/23/21	450	462
Pertamina Persero PT	4.875%	5/3/22	2,450	2,483
Pertamina Persero PT	4.300%	5/20/23	1,100	1,073
1 Pertamina Persero PT	4.300%	5/20/23	430	419
Pertamina Persero PT	6.500%	5/27/41	200	203
Pertamina Persero PT	6.000%	5/3/42	1,450	1,374
1 Pertamina Persero PT	6.000%	5/3/42	750	711
Pertamina Persero PT	5.625%	5/20/43	1,425	1,282
1 Pertamina Persero PT	5.625%	5/20/43	200	180
Pertamina Persero PT	6.450%	5/30/44	1,600	1,582
1 Perusahaan Gas Negara Persero Tbk	5.125%	5/16/24	400	395
Perusahaan Gas Negara Persero Tbk	5.125%	5/16/24	800	789
Perusahaan Listrik Negara PT	5.500%	11/22/21	1,000	1,036
1 Perusahaan Listrik Negara PT	4.125%	5/15/27	1,450	1,310
Perusahaan Listrik Negara PT	5.450%	5/21/28	200	198
Perusahaan Listrik Negara PT	5.250%	10/24/42	500	441
1 Perusahaan Listrik Negara PT	5.250%	10/24/42	300	264
1 Perusahaan Listrik Negara PT	6.150%	5/21/48	1,600	1,554
1 Perusahaan Listrik Negara PT	6.250%	1/25/49	1,000	983
Perusahaan Penerbit SBSN Indonesia III	3.300%	11/21/22	378	365
1 Perusahaan Penerbit SBSN Indonesia III	3.750%	3/1/23	800	778
1 Perusahaan Penerbit SBSN Indonesia III	4.350%	9/10/24	600	590
Perusahaan Penerbit SBSN Indonesia III	4.350%	9/10/24	2,250	2,213
6 Perusahaan Penerbit SBSN Indonesia III	4.325%	5/28/25	1,200	1,166
Perusahaan Penerbit SBSN Indonesia III	4.550%	3/29/26	1,250	1,213
6 Perusahaan Penerbit SBSN Indonesia III	4.150%	3/29/27	1,500	1,406
1 Perusahaan Penerbit SBSN Indonesia III	4.400%	3/1/28	1,000	948
1 Republic of Indonesia	5.875%	3/13/20	350	361
Republic of Indonesia	5.875%	3/13/20	1,210	1,248
Republic of Indonesia	4.875%	5/5/21	4,400	4,490
Republic of Indonesia	3.700%	1/8/22	2,250	2,212
Republic of Indonesia	3.750%	4/25/22	1,100	1,080
Republic of Indonesia	3.375%	4/15/23	1,900	1,814
Republic of Indonesia	5.375%	10/17/23	1,359	1,405
Republic of Indonesia	5.875%	1/15/24	2,650	2,788
Republic of Indonesia	4.125%	1/15/25	1,575	1,513
1 Republic of Indonesia	4.125%	1/15/25	200	192
Republic of Indonesia	4.750%	1/8/26	2,400	2,374
Republic of Indonesia	4.350%	1/8/27	1,100	1,057

22

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Republic of Indonesia	3.850%	7/18/27	500	461
1 Republic of Indonesia	3.850%	7/18/27	1,000	924
Republic of Indonesia	3.500%	1/11/28	200	180
Republic of Indonesia	4.100%	4/24/28	1,300	1,222
Republic of Indonesia	8.500%	10/12/35	1,840	2,412
Republic of Indonesia	6.625%	2/17/37	2,637	2,955
Republic of Indonesia	7.750%	1/17/38	2,188	2,728
Republic of Indonesia	5.250%	1/17/42	1,750	1,681
Republic of Indonesia	4.625%	4/15/43	2,175	1,931
1 Republic of Indonesia	6.750%	1/15/44	100	115
Republic of Indonesia	6.750%	1/15/44	2,050	2,359
Republic of Indonesia	5.125%	1/15/45	3,619	3,398
Republic of Indonesia	5.950%	1/8/46	200	210
Republic of Indonesia	5.250%	1/8/47	2,000	1,921
Republic of Indonesia	4.750%	7/18/47	600	540
Saka Energi Indonesia PT	4.450%	5/5/24	600	552
Total Indonesia (Cost $74,652)				71,535
Iraq (0.3%)
Sovereign Bonds (0.3%)
1 Republic of Iraq	6.752%	3/9/23	1,250	1,217
Republic of Iraq	6.752%	3/9/23	950	926
2 Republic of Iraq	5.800%	1/15/28	1,445	1,329
Total Iraq (Cost $3,496)				3,472
Jamaica (0.4%)
Sovereign Bonds (0.4%)
2 Jamaica	7.625%	7/9/25	700	795
Jamaica	6.750%	4/28/28	2,050	2,227
2 Jamaica	8.000%	3/15/39	1,148	1,336
Jamaica	7.875%	7/28/45	950	1,099
Total Jamaica (Cost $5,174)				5,457
Jordan (0.2%)
Sovereign Bonds (0.2%)
Hashemite Kingdom of Jordan	6.125%	1/29/26	850	815
Hashemite Kingdom of Jordan	5.750%	1/31/27	1,200	1,103
1 Hashemite Kingdom of Jordan	7.375%	10/10/47	1,000	902
Hashemite Kingdom of Jordan	7.375%	10/10/47	450	406
Total Jordan (Cost $3,528)				3,226
Kazakhstan (1.4%)
Sovereign Bonds (1.4%)
Development Bank of Kazakhstan JSC	4.125%	12/10/22	1,700	1,666
KazAgro National Management Holding JSC	4.625%	5/24/23	1,250	1,231
Kazakhstan Temir Zholy Finance BV	6.950%	7/10/42	1,200	1,299
1 KazMunayGas National Co. JSC	3.875%	4/19/22	750	744
KazMunayGas National Co. JSC	4.750%	4/24/25	400	399
1 KazMunayGas National Co. JSC	4.750%	4/24/25	1,000	999
1 KazMunayGas National Co. JSC	4.750%	4/19/27	400	389
KazMunayGas National Co. JSC	5.375%	4/24/30	400	397
1 KazMunayGas National Co. JSC	5.375%	4/24/30	500	497
1 KazMunayGas National Co. JSC	5.750%	4/19/47	200	191
KazMunayGas National Co. JSC	5.750%	4/19/47	2,300	2,195

23

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
1 KazMunayGas National Co. JSC	6.375%	10/24/48	1,100	1,114
Republic of Kazakhstan	3.875%	10/14/24	1,700	1,703
Republic of Kazakhstan	5.125%	7/21/25	2,500	2,634
Republic of Kazakhstan	4.875%	10/14/44	1,400	1,373
Republic of Kazakhstan	6.500%	7/21/45	1,000	1,191
Total Kazakhstan (Cost $17,589)				18,022
Kenya (0.3%)
Sovereign Bonds (0.3%)
1 Republic of Kenya	6.875%	6/24/24	200	195
Republic of Kenya	6.875%	6/24/24	1,925	1,872
1 Republic of Kenya	7.250%	2/28/28	800	753
1 Republic of Kenya	8.250%	2/28/48	1,000	912
Total Kenya (Cost $3,946)				3,732
Kuwait (0.8%)
Sovereign Bonds (0.8%)
Equate Petrochemical BV	3.000%	3/3/22	900	862
Equate Petrochemical BV	4.250%	11/3/26	1,350	1,308
State of Kuwait	2.750%	3/20/22	3,325	3,230
State of Kuwait	3.500%	3/20/27	4,600	4,467
Total Kuwait (Cost $10,131)				9,867
Lebanon (1.6%)
Sovereign Bonds (1.6%)
Republic of Lebanon	5.450%	11/28/19	1,025	988
Republic of Lebanon	6.375%	3/9/20	2,341	2,254
Republic of Lebanon	5.800%	4/14/20	1,100	1,044
Republic of Lebanon	8.250%	4/12/21	1,728	1,655
Republic of Lebanon	6.100%	10/4/22	2,214	1,929
Republic of Lebanon	6.000%	1/27/23	585	504
Republic of Lebanon	6.650%	4/22/24	1,791	1,527
Republic of Lebanon	6.200%	2/26/25	300	244
Republic of Lebanon	6.250%	6/12/25	400	325
Republic of Lebanon	6.600%	11/27/26	1,975	1,590
Republic of Lebanon	6.850%	3/23/27	1,000	825
Republic of Lebanon	6.750%	11/29/27	961	769
Republic of Lebanon	6.650%	11/3/28	1,040	823
Republic of Lebanon	6.850%	5/25/29	800	626
Republic of Lebanon	6.650%	2/26/30	1,050	815
Republic of Lebanon	7.000%	3/23/32	3,050	2,374
Republic of Lebanon	7.050%	11/2/35	500	388
Republic of Lebanon	7.250%	3/23/37	2,550	1,988
Total Lebanon (Cost $23,591)				20,668
Malaysia (1.4%)
Sovereign Bonds (1.4%)
1MDB Global Investments Ltd.	4.400%	3/9/23	2,700	2,478
Axiata SPV2 Bhd.	3.466%	11/19/20	350	348
Axiata SPV2 Bhd.	4.357%	3/24/26	1,350	1,324
Cagamas Global plc	2.745%	12/10/19	500	496
Danga Capital Bhd.	3.035%	3/1/21	800	779
2 Malayan Banking Bhd.	3.905%	10/29/26	700	689
Malaysia Sovereign Sukuk Bhd.	3.043%	4/22/25	900	852

24

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Malaysia Sovereign Sukuk Bhd.	4.236%	4/22/45	550	533
Malaysia Sukuk Global Bhd.	3.179%	4/27/26	1,100	1,040
Malaysia Sukuk Global Bhd.	4.080%	4/27/46	450	423
Petroliam Nasional Bhd.	7.625%	10/15/26	485	595
Petronas Capital Ltd.	3.125%	3/18/22	700	686
1 Petronas Capital Ltd.	7.875%	5/22/22	1,150	1,303
Petronas Capital Ltd.	3.500%	3/18/25	1,600	1,545
Petronas Capital Ltd.	4.500%	3/18/45	1,250	1,217
Petronas Global Sukuk Ltd.	2.707%	3/18/20	2,150	2,130
SSG Resources Ltd.	4.250%	10/4/22	700	695
1 Wakala Global Sukuk Bhd.	4.646%	7/6/21	750	773
Total Malaysia (Cost $18,367)				17,906
Mexico (7.8%)
Sovereign Bonds (7.8%)
Banco Nacional de Comercio Exterior SNC	4.375%	10/14/25	900	865
2 Banco Nacional de Comercio Exterior SNC	3.800%	8/11/26	700	673
Comision Federal de Electricidad	4.875%	5/26/21	1,450	1,450
Comision Federal de Electricidad	4.875%	1/15/24	600	589
1 Comision Federal de Electricidad	4.875%	1/15/24	700	698
1 Comision Federal de Electricidad	4.750%	2/23/27	1,000	944
Comision Federal de Electricidad	5.750%	2/14/42	700	649
1 Comision Federal de Electricidad	6.125%	6/16/45	200	195
1 Mexico City Airport Trust	4.250%	10/31/26	1,600	1,333
Mexico City Airport Trust	5.500%	10/31/46	200	158
1 Mexico City Airport Trust	5.500%	7/31/47	1,000	799
Mexico City Airport Trust	5.500%	7/31/47	3,300	2,599
Petroleos Mexicanos	6.000%	3/5/20	1,019	1,041
Petroleos Mexicanos	5.500%	1/21/21	4,139	4,181
Petroleos Mexicanos	6.375%	2/4/21	2,670	2,733
Petroleos Mexicanos	4.875%	1/24/22	2,620	2,580
Petroleos Mexicanos	3.500%	1/30/23	2,495	2,303
Petroleos Mexicanos	4.625%	9/21/23	1,343	1,283
Petroleos Mexicanos	4.875%	1/18/24	1,469	1,406
Petroleos Mexicanos	4.250%	1/15/25	1,460	1,317
Petroleos Mexicanos	4.500%	1/23/26	1,700	1,513
Petroleos Mexicanos	6.875%	8/4/26	3,630	3,620
Petroleos Mexicanos	6.500%	3/13/27	6,080	5,891
1 Petroleos Mexicanos	5.350%	2/12/28	875	783
1 Petroleos Mexicanos	6.500%	1/23/29	2,000	1,921
Petroleos Mexicanos	6.625%	6/15/35	3,697	3,376
Petroleos Mexicanos	6.500%	6/2/41	3,920	3,361
Petroleos Mexicanos	5.500%	6/27/44	1,211	936
Petroleos Mexicanos	6.375%	1/23/45	1,360	1,133
Petroleos Mexicanos	5.625%	1/23/46	3,047	2,367
Petroleos Mexicanos	6.750%	9/21/47	7,759	6,672
1 Petroleos Mexicanos	6.350%	2/12/48	855	710
2 Poinsettia Finance Ltd.	6.625%	6/17/31	500	509
United Mexican States	3.500%	1/21/21	200	199
United Mexican States	3.625%	3/15/22	4,877	4,822
United Mexican States	4.000%	10/2/23	2,676	2,643
United Mexican States	3.600%	1/30/25	3,499	3,307
United Mexican States	4.125%	1/21/26	3,712	3,580
United Mexican States	4.150%	3/28/27	3,810	3,633

25

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	United Mexican States	3.750%	1/11/28	2,430	2,235
	United Mexican States	7.500%	4/8/33	825	1,006
	United Mexican States	6.750%	9/27/34	1,649	1,885
	United Mexican States	6.050%	1/11/40	3,679	3,835
	United Mexican States	4.750%	3/8/44	6,650	5,885
	United Mexican States	5.550%	1/21/45	985	972
	United Mexican States	4.600%	1/23/46	3,130	2,699
	United Mexican States	4.350%	1/15/47	2,000	1,673
	United Mexican States	4.600%	2/10/48	1,355	1,178
	United Mexican States	5.750%	10/12/10	2,968	2,740
Total Mexico (Cost $111,557)					102,880
Mongolia (0.3%)
Sovereign Bonds (0.3%)
	Mongolia	5.125%	12/5/22	2,050	1,940
1	Mongolia	5.625%	5/1/23	1,000	951
1,7	Trade & Development Bank of Mongolia LLC	9.375%	5/19/20	200	209
7	Trade & Development Bank of Mongolia LLC	9.375%	5/19/20	400	419
Total Mongolia (Cost $3,532)					3,519
Morocco (0.4%)
Sovereign Bonds (0.4%)
	Kingdom of Morocco	4.250%	12/11/22	1,850	1,839
	Kingdom of Morocco	5.500%	12/11/42	725	736
	OCP SA	5.625%	4/25/24	1,300	1,321
	OCP SA	4.500%	10/22/25	950	898
1	OCP SA	4.500%	10/22/25	450	426
	OCP SA	6.875%	4/25/44	300	313
1	OCP SA	6.875%	4/25/44	200	209
Total Morocco (Cost $5,827)					5,742
Mozambique (0.0%)
Sovereign Bond (0.0%)
8	Republic of Mozambique	10.500%	1/18/23	644	538
Total Mozambique (Cost $560)					538
Namibia (0.1%)
Sovereign Bonds (0.1%)
	Republic of Namibia	5.500%	11/3/21	500	500
	Republic of Namibia	5.250%	10/29/25	700	630
Total Namibia (Cost $1,225)					1,130
Nigeria (0.5%)
Sovereign Bonds (0.5%)
	Federal Republic of Nigeria	6.750%	1/28/21	250	258
	Federal Republic of Nigeria	6.375%	7/12/23	800	796
	Federal Republic of Nigeria	6.500%	11/28/27	1,000	916
1	Federal Republic of Nigeria	7.143%	2/23/30	1,000	919
1	Federal Republic of Nigeria	7.875%	2/16/32	1,500	1,442
1	Federal Republic of Nigeria	7.696%	2/23/38	2,175	1,960
	Federal Republic of Nigeria	7.625%	11/28/47	1,000	882
Total Nigeria (Cost $7,823)					7,173

26

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Oman (1.5%)
Sovereign Bonds (1.5%)
	Lamar Funding Ltd.	3.958%	5/7/25	1,700	1,487
1	Oman Sovereign Sukuk SAOC	5.932%	10/31/25	1,200	1,197
	OmGrid Funding Ltd.	5.196%	5/16/27	500	453
	Sultanate of Oman	3.625%	6/15/21	1,400	1,362
1	Sultanate of Oman	3.625%	6/15/21	1,300	1,264
	Sultanate of Oman	3.875%	3/8/22	800	772
1	Sultanate of Oman	4.125%	1/17/23	750	718
	Sultanate of Oman	4.750%	6/15/26	2,200	2,026
1	Sultanate of Oman	4.750%	6/15/26	1,800	1,657
	Sultanate of Oman	5.375%	3/8/27	2,200	2,072
1	Sultanate of Oman	5.625%	1/17/28	1,800	1,715
	Sultanate of Oman	5.625%	1/17/28	200	190
	Sultanate of Oman	6.500%	3/8/47	2,115	1,891
	Sultanate of Oman	6.750%	1/17/48	200	183
1	Sultanate of Oman	6.750%	1/17/48	2,500	2,276
Total Oman (Cost $20,629)					19,263
Pakistan (0.4%)
Sovereign Bonds (0.4%)
	Islamic Republic of Pakistan	6.750%	12/3/19	600	601
1	Islamic Republic of Pakistan	8.250%	4/15/24	250	255
	Islamic Republic of Pakistan	8.250%	4/15/24	1,350	1,380
	Islamic Republic of Pakistan	8.250%	9/30/25	450	459
1	Islamic Republic of Pakistan	6.875%	12/5/27	1,800	1,661
	Third Pakistan International Sukuk Co. Ltd.	5.500%	10/13/21	500	484
	Third Pakistan International Sukuk Co. Ltd.	5.625%	12/5/22	200	191
Total Pakistan (Cost $5,238)					5,031
Panama (1.2%)
Sovereign Bonds (1.2%)
[1,2]	Aeropuerto Internacional de Tocumen SA	5.625%	5/18/36	1,000	1,025
	Republic of Panama	5.200%	1/30/20	923	942
2	Republic of Panama	4.000%	9/22/24	400	398
2	Republic of Panama	3.750%	3/16/25	1,800	1,756
	Republic of Panama	7.125%	1/29/26	1,325	1,538
	Republic of Panama	8.875%	9/30/27	1,285	1,692
2	Republic of Panama	3.875%	3/17/28	1,250	1,198
	Republic of Panama	9.375%	4/1/29	1,000	1,386
2	Republic of Panama	6.700%	1/26/36	2,062	2,477
2	Republic of Panama	4.500%	5/15/47	1,000	937
2	Republic of Panama	4.500%	4/16/50	1,700	1,573
2	Republic of Panama	4.300%	4/29/53	600	537
Total Panama (Cost $15,884)					15,459
Papua New Guinea (0.0%)
Sovereign Bond (0.0%)
1	Papua New Guinea Government International
	Bond	8.375%	10/4/28	500	497
Total Papua New Guinea (Cost $498)					497

27

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Paraguay (0.3%)
Sovereign Bonds (0.3%)
Republic of Paraguay	4.625%	1/25/23	800	800
Republic of Paraguay	5.000%	4/15/26	200	198
Republic of Paraguay	4.700%	3/27/27	1,000	973
Republic of Paraguay	6.100%	8/11/44	650	655
1 Republic of Paraguay	5.600%	3/13/48	800	762
Total Paraguay (Cost $3,472)				3,388
Peru (1.1%)
Sovereign Bonds (1.1%)
Corp. Financiera de Desarrollo SA	4.750%	2/8/22	200	203
Fondo MIVIVIENDA SA	3.500%	1/31/23	650	626
Petroleos del Peru SA	4.750%	6/19/32	200	185
1 Petroleos del Peru SA	5.625%	6/19/47	1,850	1,739
Republic of Peru	7.350%	7/21/25	1,950	2,348
Republic of Peru	4.125%	8/25/27	2,047	2,061
Republic of Peru	8.750%	11/21/33	2,122	3,031
2 Republic of Peru	6.550%	3/14/37	1,421	1,728
Republic of Peru	5.625%	11/18/50	2,057	2,301
Total Peru (Cost $14,575)				14,222
Philippines (1.9%)
Sovereign Bonds (1.9%)
9 Power Sector Assets & Liabilities
Management Corp.	7.390%	12/2/24	1,150	1,338
Republic of the Philippines	6.500%	1/20/20	150	156
Republic of the Philippines	4.000%	1/15/21	1,310	1,323
Republic of the Philippines	4.200%	1/21/24	1,564	1,580
Republic of the Philippines	10.625%	3/16/25	1,534	2,079
Republic of the Philippines	5.500%	3/30/26	2,300	2,490
Republic of the Philippines	3.000%	2/1/28	200	182
Republic of the Philippines	9.500%	2/2/30	1,723	2,479
Republic of the Philippines	7.750%	1/14/31	2,554	3,352
Republic of the Philippines	6.375%	1/15/32	1,200	1,434
Republic of the Philippines	6.375%	10/23/34	1,695	2,061
Republic of the Philippines	5.000%	1/13/37	2,080	2,207
Republic of the Philippines	3.950%	1/20/40	1,950	1,799
Republic of the Philippines	3.700%	3/1/41	1,450	1,290
Republic of the Philippines	3.700%	2/2/42	1,990	1,767
Total Philippines (Cost $27,147)				25,537
Poland (0.8%)
Sovereign Bonds (0.8%)
Republic of Poland	5.125%	4/21/21	2,460	2,559
Republic of Poland	5.000%	3/23/22	3,534	3,698
Republic of Poland	3.000%	3/17/23	675	657
Republic of Poland	4.000%	1/22/24	1,878	1,899
Republic of Poland	3.250%	4/6/26	2,000	1,918
Total Poland (Cost $10,936)				10,731

28

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Qatar (3.4%)
Sovereign Bonds (3.4%)
[1,2]	Nakilat Inc.	6.067%	12/31/33	700	768
1	Ooredoo International Finance Ltd.	4.750%	2/16/21	500	510
1	Ooredoo International Finance Ltd.	3.250%	2/21/23	1,050	1,004
1	Ooredoo International Finance Ltd.	5.000%	10/19/25	900	920
1	Ooredoo International Finance Ltd.	3.750%	6/22/26	250	235
1	Ooredoo International Finance Ltd.	3.875%	1/31/28	1,750	1,645
1	Qatari Diar Finance QSC	5.000%	7/21/20	2,480	2,533
	QNB Finance Ltd.	2.875%	4/29/20	3,300	3,250
4	QNB Finance Ltd.	3.663%	5/31/21	200	202
[1,2]	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.838%	9/30/27	1,020	1,102
[1,2]	Ras Laffan Liquefied Natural Gas Co. Ltd. III	6.332%	9/30/27	500	553
	State of Qatar	5.250%	1/20/20	1,000	1,022
1	State of Qatar	5.250%	1/20/20	2,007	2,050
	State of Qatar	2.375%	6/2/21	5,100	4,945
1	State of Qatar	4.500%	1/20/22	2,550	2,611
	State of Qatar	3.241%	1/18/23	475	467
1	State of Qatar	3.875%	4/23/23	1,000	1,002
	State of Qatar	3.250%	6/2/26	4,300	4,082
1	State of Qatar	4.500%	4/23/28	3,000	3,063
	State of Qatar	9.750%	6/15/30	325	481
1	State of Qatar	9.750%	6/15/30	750	1,109
	State of Qatar	6.400%	1/20/40	1,028	1,258
1	State of Qatar	6.400%	1/20/40	700	855
	State of Qatar	5.750%	1/20/42	650	744
1	State of Qatar	5.750%	1/20/42	316	362
	State of Qatar	4.625%	6/2/46	1,450	1,442
1	State of Qatar	5.103%	4/23/48	6,135	6,242
Total Qatar (Cost $44,895)					44,457
Romania (0.5%)
Sovereign Bonds (0.5%)
	Republic of Romania	6.750%	2/7/22	2,682	2,888
	Republic of Romania	4.375%	8/22/23	1,704	1,700
1	Republic of Romania	4.875%	1/22/24	100	102
	Republic of Romania	4.875%	1/22/24	470	479
1	Republic of Romania	6.125%	1/22/44	200	215
	Republic of Romania	6.125%	1/22/44	820	881
1	Republic of Romania	5.125%	6/15/48	500	463
	Republic of Romania	5.125%	6/15/48	500	462
Total Romania (Cost $7,507)					7,190
Russia (4.7%)
Sovereign Bonds (4.7%)
	Gazprom Neft OAO Via GPN Capital SA	4.375%	9/19/22	1,000	978
1	Gazprom Neft OAO Via GPN Capital SA	6.000%	11/27/23	200	206
	Gazprom Neft OAO Via GPN Capital SA	6.000%	11/27/23	1,550	1,597
	Gazprom OAO Via Gaz Capital SA	3.850%	2/6/20	878	873
	Gazprom OAO Via Gaz Capital SA	5.999%	1/23/21	1,700	1,739
	Gazprom OAO Via Gaz Capital SA	6.510%	3/7/22	1,325	1,387
	Gazprom OAO Via Gaz Capital SA	4.950%	7/19/22	550	551
	Gazprom OAO Via Gaz Capital SA	4.950%	3/23/27	200	191
	Gazprom OAO Via Gaz Capital SA	4.950%	2/6/28	650	619

29

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Gazprom OAO Via Gaz Capital SA	8.625%	4/28/34	875	1,068
	Gazprom OAO Via Gaz Capital SA	7.288%	8/16/37	1,375	1,515
1	Gazprom OAO Via Gaz Capital SA	7.288%	8/16/37	100	110
	GTLK Europe DAC	5.950%	7/19/21	1,000	978
	Rosneft Finance SA	7.250%	2/2/20	200	206
	Rosneft Oil Co. Via Rosneft International
	Finance DAC	4.199%	3/6/22	1,927	1,872
	Russian Federation	5.000%	4/29/20	2,800	2,844
	Russian Federation	4.500%	4/4/22	3,800	3,832
1	Russian Federation	4.875%	9/16/23	450	460
	Russian Federation	4.875%	9/16/23	5,800	5,926
	Russian Federation	4.750%	5/27/26	3,400	3,354
	Russian Federation	4.250%	6/23/27	2,800	2,649
	Russian Federation	12.750%	6/24/28	1,235	1,955
2	Russian Federation	7.500%	3/31/30	1,002	1,096
	Russian Federation	5.625%	4/4/42	4,400	4,463
	Russian Federation	5.875%	9/16/43	600	630
1	Russian Federation	5.250%	6/23/47	4,600	4,254
	Russian Federation	5.250%	6/23/47	2,800	2,589
	Russian Railways Via RZD Capital plc	5.700%	4/5/22	1,550	1,582
	Sberbank of Russia Via SB Capital SA	5.717%	6/16/21	2,000	2,029
	Sberbank of Russia Via SB Capital SA	6.125%	2/7/22	2,300	2,358
	Sberbank of Russia Via SB Capital SA	5.125%	10/29/22	524	516
	SCF Capital Designated Activity Co.	5.375%	6/16/23	400	384
	Vnesheconombank Via VEB Finance plc	6.902%	7/9/20	1,350	1,363
	Vnesheconombank Via VEB Finance plc	6.025%	7/5/22	1,225	1,193
	Vnesheconombank Via VEB Finance plc	5.942%	11/21/23	1,125	1,077
	Vnesheconombank Via VEB Finance plc	6.800%	11/22/25	1,275	1,255
	VTB Bank OJSC Via VTB Capital SA	6.551%	10/13/20	550	567
	VTB Bank OJSC Via VTB Capital SA	6.950%	10/17/22	1,925	1,889
Total Russia (Cost $62,760)					62,155
Saudi Arabia (4.2%)
Sovereign Bonds (4.2%)
	Kingdom of Saudi Arabia	2.375%	10/26/21	2,542	2,427
1	Kingdom of Saudi Arabia	2.375%	10/26/21	3,400	3,247
1	Kingdom of Saudi Arabia	2.875%	3/4/23	2,400	2,280
	Kingdom of Saudi Arabia	2.875%	3/4/23	400	380
1	Kingdom of Saudi Arabia	4.000%	4/17/25	4,375	4,299
1	Kingdom of Saudi Arabia	3.250%	10/26/26	5,440	5,033
1	Kingdom of Saudi Arabia	3.625%	3/4/28	3,000	2,813
	Kingdom of Saudi Arabia	3.625%	3/4/28	2,400	2,251
1	Kingdom of Saudi Arabia	4.500%	4/17/30	2,400	2,366
	Kingdom of Saudi Arabia	4.500%	10/26/46	6,185	5,607
1	Kingdom of Saudi Arabia	4.625%	10/4/47	1,900	1,740
	Kingdom of Saudi Arabia	4.625%	10/4/47	3,550	3,258
	Kingdom of Saudi Arabia	5.000%	4/17/49	200	192
1	Kingdom of Saudi Arabia	5.000%	4/17/49	3,100	2,979
	KSA Sukuk Ltd.	2.894%	4/20/22	1,500	1,447
1	KSA Sukuk Ltd.	2.894%	4/20/22	2,800	2,702
10	KSA Sukuk Ltd.	3.628%	4/20/27	4,300	4,102
1	KSA Sukuk Ltd.	4.303%	1/19/29	1,900	1,862
	Saudi Electricity Global Sukuk Co.	4.211%	4/3/22	625	627
	Saudi Electricity Global Sukuk Co. 2	3.473%	4/8/23	1,050	1,021

30

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Saudi Electricity Global Sukuk Co. 2	5.060%	4/8/43	940	901
1	Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	650	636
	Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	1,950	1,910
1	Saudi Electricity Global Sukuk Co. 3	5.500%	4/8/44	300	304
	Saudi Electricity Global Sukuk Co. 3	5.500%	4/8/44	700	709
Total Saudi Arabia (Cost $57,589)					55,093
Senegal (0.2%)
Sovereign Bonds (0.2%)
	Republic of Senegal	8.750%	5/13/21	500	533
	Republic of Senegal	6.250%	7/30/24	200	195
2	Republic of Senegal	6.250%	5/23/33	1,000	865
2	Republic of Senegal	6.750%	3/13/48	200	165
[1,2]	Republic of Senegal	6.750%	3/13/48	800	660
Total Senegal (Cost $2,725)					2,418
Serbia, Republic Of (0.3%)
Sovereign Bonds (0.3%)
	Republic of Serbia	4.875%	2/25/20	1,425	1,436
	Republic of Serbia	7.250%	9/28/21	2,150	2,319
Total Serbia, Republic Of (Cost $3,738)					3,755
South Africa (1.6%)
Sovereign Bonds (1.6%)
	Eskom Holdings SOC Ltd.	5.750%	1/26/21	2,200	2,106
	Eskom Holdings SOC Ltd.	6.750%	8/6/23	930	869
1	Eskom Holdings SOC Ltd.	7.125%	2/11/25	200	187
	Eskom Holdings SOC Ltd.	7.125%	2/11/25	850	795
[1,11] Eskom Holdings SOC Ltd.		6.350%	8/10/28	900	868
1	Eskom Holdings SOC Ltd.	8.450%	8/10/28	400	386
	Republic of South Africa	5.500%	3/9/20	2,175	2,197
	Republic of South Africa	5.875%	5/30/22	1,071	1,094
	Republic of South Africa	4.665%	1/17/24	1,700	1,628
	Republic of South Africa	5.875%	9/16/25	2,400	2,367
	Republic of South Africa	4.850%	9/27/27	200	181
	Republic of South Africa	4.300%	10/12/28	1,950	1,665
	Republic of South Africa	5.875%	6/22/30	1,550	1,463
	Republic of South Africa	6.250%	3/8/41	753	700
	Republic of South Africa	5.375%	7/24/44	1,000	829
	Republic of South Africa	5.000%	10/12/46	950	758
	Republic of South Africa	5.650%	9/27/47	1,500	1,266
	Republic of South Africa	6.300%	6/22/48	1,200	1,086
1	Transnet SOC Ltd.	4.000%	7/26/22	1,025	954
	ZAR Sovereign Capital Fund Propriety Ltd.	3.903%	6/24/20	200	198
Total South Africa (Cost $23,393)					21,597
Sri Lanka (0.8%)
Sovereign Bonds (0.8%)
	Democratic Socialist Republic of Sri Lanka	6.250%	10/4/20	1,532	1,476
	Democratic Socialist Republic of Sri Lanka	6.250%	7/27/21	1,700	1,613
	Democratic Socialist Republic of Sri Lanka	5.750%	4/18/23	200	180
1	Democratic Socialist Republic of Sri Lanka	5.750%	4/18/23	1,400	1,262
	Democratic Socialist Republic of Sri Lanka	6.125%	6/3/25	700	613
	Democratic Socialist Republic of Sri Lanka	6.850%	11/3/25	700	636

31

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Democratic Socialist Republic of Sri Lanka	6.825%	7/18/26	1,600	1,439
Democratic Socialist Republic of Sri Lanka	6.200%	5/11/27	2,000	1,711
1 Democratic Socialist Republic of Sri Lanka	6.750%	4/18/28	1,050	919
Total Sri Lanka (Cost $10,869)				9,849
Supranational (0.3%)
Sovereign Bonds (0.3%)
1 Africa Finance Corp.	4.375%	4/29/20	750	748
1 Africa Finance Corp.	3.875%	4/13/24	500	473
African Export-Import Bank	4.000%	5/24/21	900	890
African Export-Import Bank	4.125%	6/20/24	750	715
1 Arab Petroleum Investments Corp.	4.125%	9/18/23	600	600
Total Supranational (Cost $3,525)				3,426
Suriname (0.0%)
Sovereign Bond (0.0%)
2 Republic of Suriname	9.250%	10/26/26	300	294
Total Suriname (Cost $308)				294
Tajikistan (0.0%)
Sovereign Bond (0.0%)
2 Republic of Tajikistan	7.125%	9/14/27	500	446
Total Tajikistan (Cost $451)				446
Thailand (0.1%)
Sovereign Bonds (0.1%)
2 Krung Thai Bank PCL	5.200%	12/26/24	650	655
PTT Public Co. Ltd.	4.500%	10/25/42	400	366
Total Thailand (Cost $1,025)				1,021
Trinidad And Tobago (0.2%)
Sovereign Bonds (0.2%)
1 Republic of Trinidad & Tobago	4.375%	1/16/24	400	384
Republic of Trinidad & Tobago	4.500%	8/4/26	1,300	1,199
2 Trinidad Generation UnLtd	5.250%	11/4/27	600	566
Total Trinidad And Tobago (Cost $2,291)				2,149
Tunisia (0.1%)
Sovereign Bond (0.1%)
Banque Centrale de Tunisie SA	5.750%	1/30/25	2,100	1,779
Total Tunisia (Cost $2,005)				1,779
Turkey (4.3%)
Sovereign Bonds (4.3%)
Export Credit Bank of Turkey	5.375%	2/8/21	200	189
1 Export Credit Bank of Turkey	5.375%	2/8/21	500	474
1 Export Credit Bank of Turkey	5.000%	9/23/21	400	371
1 Export Credit Bank of Turkey	4.250%	9/18/22	500	435
1 Export Credit Bank of Turkey	6.125%	5/3/24	900	808
Hazine Mustesarligi Varlik Kiralama AS	4.251%	6/8/21	1,250	1,178
Hazine Mustesarligi Varlik Kiralama AS	5.004%	4/6/23	500	464
1 Hazine Mustesarligi Varlik Kiralama AS	4.489%	11/25/24	800	698
Republic of Turkey	7.500%	11/7/19	1,416	1,434
Republic of Turkey	7.000%	6/5/20	2,730	2,751

32

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Republic of Turkey	5.625%	3/30/21	1,901	1,853
	Republic of Turkey	5.125%	3/25/22	1,925	1,812
	Republic of Turkey	6.250%	9/26/22	2,554	2,474
	Republic of Turkey	3.250%	3/23/23	1,801	1,544
	Republic of Turkey	7.250%	12/23/23	2,000	1,981
	Republic of Turkey	5.750%	3/22/24	2,550	2,378
	Republic of Turkey	7.375%	2/5/25	2,800	2,779
	Republic of Turkey	4.250%	4/14/26	2,750	2,265
	Republic of Turkey	4.875%	10/9/26	3,300	2,793
	Republic of Turkey	6.000%	3/25/27	2,950	2,662
	Republic of Turkey	5.125%	2/17/28	900	765
	Republic of Turkey	6.125%	10/24/28	900	810
	Republic of Turkey	8.000%	2/14/34	2,390	2,375
	Republic of Turkey	6.875%	3/17/36	3,998	3,558
	Republic of Turkey	6.750%	5/30/40	2,410	2,094
	Republic of Turkey	6.000%	1/14/41	3,580	2,842
	Republic of Turkey	4.875%	4/16/43	4,119	2,930
	Republic of Turkey	6.625%	2/17/45	850	719
	Republic of Turkey	5.750%	5/11/47	4,550	3,458
1	TC Ziraat Bankasi AS	4.750%	4/29/21	800	730
	TC Ziraat Bankasi AS	5.125%	5/3/22	900	797
	Turkiye Halk Bankasi AS	3.875%	2/5/20	800	717
1	Turkiye Halk Bankasi AS	3.875%	2/5/20	400	359
	Turkiye Halk Bankasi AS	4.750%	2/11/21	700	594
	Turkiye Halk Bankasi AS	5.000%	7/13/21	200	169
1	Turkiye Halk Bankasi AS	5.000%	7/13/21	500	424
1	Turkiye Vakiflar Bankasi TAO	5.625%	5/30/22	500	440
	Turkiye Vakiflar Bankasi TAO	6.000%	11/1/22	200	163
2	Turkiye Vakiflar Bankasi TAO	6.875%	2/3/25	600	493
2	Turkiye Vakiflar Bankasi TAO	8.000%	11/1/27	1,000	774
Total Turkey (Cost $65,044)					56,554
Ukraine (1.3%)
Sovereign Bonds (1.3%)
2	Oschadbank Via SSB #1 plc	9.625%	3/20/25	1,000	992
1	Oschadbank Via SSB #1 plc	9.625%	3/20/25	200	198
1	Ukraine	7.750%	9/1/20	378	376
	Ukraine	7.750%	9/1/20	600	597
1	Ukraine	7.750%	9/1/21	907	892
	Ukraine	7.750%	9/1/21	340	334
	Ukraine	7.750%	9/1/22	1,750	1,697
	Ukraine	7.750%	9/1/23	1,300	1,238
1	Ukraine	8.994%	2/1/24	700	700
	Ukraine	7.750%	9/1/24	1,750	1,644
	Ukraine	7.750%	9/1/25	250	230
	Ukraine	7.750%	9/1/26	2,050	1,853
	Ukraine	7.750%	9/1/27	800	714
1	Ukraine	9.750%	11/1/28	1,200	1,200
[1,2]	Ukraine	7.375%	9/25/32	2,900	2,418
2	Ukraine Government International Bond	7.375%	9/25/32	250	208
[1,2]	Ukraine Railways Via Shortline plc	9.875%	9/15/21	200	200
2	Ukreximbank Via Biz Finance PLC	9.625%	4/27/22	350	353
[1,2]	Ukreximbank Via Biz Finance plc	9.750%	1/22/25	200	198
2	Ukreximbank Via Biz Finance plc	9.750%	1/22/25	700	696
Total Ukraine (Cost $17,209)					16,738

33

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
United Arab Emirates (4.8%)
Corporate Bonds (0.1%)
	First Gulf Bank PJSC	2.625%	2/24/20	900	888
					888
Sovereign Bonds (4.7%)
1	Abu Dhabi Crude Oil Pipeline LLC	3.650%	11/2/29	800	740
[1,2]	Abu Dhabi Crude Oil Pipeline LLC	4.600%	11/2/47	2,250	2,126
	Abu Dhabi National Energy Co. PJSC	3.625%	6/22/21	1,450	1,443
	Abu Dhabi National Energy Co. PJSC	5.875%	12/13/21	780	825
1	Abu Dhabi National Energy Co. PJSC	5.875%	12/13/21	200	212
	Abu Dhabi National Energy Co. PJSC	3.625%	1/12/23	200	195
1	Abu Dhabi National Energy Co. PJSC	3.625%	1/12/23	2,500	2,438
	Abu Dhabi National Energy Co. PJSC	3.875%	5/6/24	850	828
1	Abu Dhabi National Energy Co. PJSC	4.375%	6/22/26	1,000	977
1	Abu Dhabi National Energy Co. PJSC	4.875%	4/23/30	1,000	991
1	Abu Dhabi National Energy Co. PJSC	6.500%	10/27/36	425	503
	ADCB Finance Cayman Ltd.	2.625%	3/10/20	2,000	1,966
	ADCB Finance Cayman Ltd.	4.500%	3/6/23	425	425
1	DAE Funding LLC	4.000%	8/1/20	515	511
1	DAE Funding LLC	4.500%	8/1/22	800	782
1	DAE Funding LLC	5.000%	8/1/24	1,000	970
1	Dolphin Energy Ltd.	5.500%	12/15/21	820	859
	DP World Crescent Ltd.	3.908%	5/31/23	1,000	983
1	DP World Crescent Ltd.	4.848%	9/26/28	1,000	977
	DP World Ltd.	3.250%	5/18/20	1,250	1,243
1	DP World Ltd.	6.850%	7/2/37	1,540	1,714
1	DP World Ltd.	5.625%	9/25/48	1,000	943
	Dubai DOF Sukuk Ltd.	6.450%	5/2/22	200	215
1	Dubai Electricity & Water Authority	7.375%	10/21/20	1,975	2,111
	Emirate of Abu Dhabi	2.125%	5/3/21	2,065	1,997
1	Emirate of Abu Dhabi	2.500%	10/11/22	500	479
	Emirate of Abu Dhabi	2.500%	10/11/22	1,650	1,581
1	Emirate of Abu Dhabi	3.125%	5/3/26	1,400	1,323
	Emirate of Abu Dhabi	3.125%	5/3/26	2,107	1,991
1	Emirate of Abu Dhabi	3.125%	10/11/27	4,250	3,949
	Emirate of Abu Dhabi	3.125%	10/11/27	800	742
1	Emirate of Abu Dhabi	4.125%	10/11/47	3,500	3,236
	Emirate of Abu Dhabi	4.125%	10/11/47	700	647
	Emirate of Dubai	7.750%	10/5/20	1,200	1,290
	Emirate of Dubai	3.875%	1/30/23	1,100	1,088
	Emirate of Dubai	5.250%	1/30/43	200	194
[1,2]	Emirates Airline	4.500%	2/6/25	842	828
	Emirates NBD PJSC	3.250%	11/19/19	935	931
	Emirates Telecommunications Group Co.
	PJSC	3.500%	6/18/24	300	292
	First Abu Dhabi Bank PJSC	2.250%	2/11/20	1,475	1,449
	ICD Sukuk Co. Ltd.	3.508%	5/21/20	250	247
	ICD Sukuk Co. Ltd.	5.000%	2/1/27	1,100	1,082
1	IPIC GMTN Ltd.	5.000%	11/15/20	1,400	1,438
	IPIC GMTN Ltd.	5.000%	11/15/20	250	257
1	IPIC GMTN Ltd.	5.500%	3/1/22	1,710	1,800
1	IPIC GMTN Ltd.	6.875%	11/1/41	800	1,050
1	MDC-GMTN BV	5.500%	4/20/21	450	471
	MDC-GMTN BV	3.250%	4/28/22	700	690

34

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
1	MDC-GMTN BV	3.250%	4/28/22	200	197
	MDC-GMTN BV	2.750%	5/11/23	450	426
	MDC-GMTN BV	3.000%	4/19/24	1,600	1,510
2	Medjool Ltd.	3.875%	3/19/23	171	167
	Noor Sukuk Co. Ltd.	2.788%	4/28/20	350	344
1	Oztel Holdings SPC Ltd.	5.625%	10/24/23	600	600
1	Oztel Holdings SPC Ltd.	6.625%	4/24/28	900	884
	RAK Capital	3.094%	3/31/25	700	657
2	Ruwais Power Co. PJSC	6.000%	8/31/36	600	654
	Sharjah Sukuk 2 Ltd.	3.839%	1/27/21	700	699
	Sharjah Sukuk Ltd.	3.764%	9/17/24	400	393
	Sharjah Sukuk Program Ltd.	4.226%	3/14/28	700	686
	Union National Bank PJSC	4.000%	3/13/23	900	889
					62,135
Total United Arab Emirates (Cost $64,995)					63,023
United States (0.0%)
U. S. Government and Agency Obligations (0.0%)
	United States Treasury Note/Bond	2.875%	10/31/20	530	530
Total United States (Cost $530)					530
Uruguay (1.0%)
Sovereign Bonds (1.0%)
2	Oriental Republic of Uruguay	8.000%	11/18/22	348	391
2	Oriental Republic of Uruguay	4.500%	8/14/24	1,689	1,712
2	Oriental Republic of Uruguay	4.375%	10/27/27	2,305	2,279
	Oriental Republic of Uruguay	7.875%	1/15/33	546	713
2	Oriental Republic of Uruguay	7.625%	3/21/36	1,276	1,646
2	Oriental Republic of Uruguay	4.125%	11/20/45	850	737
2	Oriental Republic of Uruguay	5.100%	6/18/50	4,575	4,329
2	Oriental Republic of Uruguay	4.975%	4/20/55	850	782
Total Uruguay (Cost $12,787)					12,589
Venezuela (0.7%)
Sovereign Bonds (0.7%)
8	Bolivarian Republic of Venezuela	6.000%	12/9/20	1,156	283
[2,8]	Bolivarian Republic of Venezuela	12.750%	8/23/22	3,355	855
8	Bolivarian Republic of Venezuela	9.000%	5/7/23	1,432	360
8	Bolivarian Republic of Venezuela	8.250%	10/13/24	2,829	707
8	Bolivarian Republic of Venezuela	7.650%	4/21/25	2,392	598
8	Bolivarian Republic of Venezuela	11.750%	10/21/26	2,227	568
8	Bolivarian Republic of Venezuela	9.250%	9/15/27	3,226	806
8	Bolivarian Republic of Venezuela	9.250%	5/7/28	940	235
[2,8]	Bolivarian Republic of Venezuela	11.950%	8/5/31	4,429	1,118
8	Bolivarian Republic of Venezuela	9.375%	1/13/34	1,900	549
8	Bolivarian Republic of Venezuela	7.000%	3/31/38	1,375	337
1	CITGO Holding Inc.	10.750%	2/15/20	1,720	1,789
1	CITGO Petroleum Corp.	6.250%	8/15/22	535	526
	CITGO Petroleum Corp.	6.250%	8/15/22	100	99
Total Venezuela (Cost $15,496)					8,830

35

Emerging Markets Government Bond Index Fund

Face	Market
Maturity	Amount	Value •
Coupon	Date	($000)	($000)
Vietnam (0.2%)
Sovereign Bonds (0.2%)
Socialist Republic of Vietnam	6.750%	1/29/20	709	730
Socialist Republic of Vietnam	4.800%	11/19/24	1,275	1,285
Total Vietnam (Cost $2,033)	2,015
Zambia (0.2%)
Sovereign Bonds (0.2%)
Republic of Zambia	5.375%	9/20/22	725	487
1	Republic of Zambia	8.500%	4/14/24	450	305
Republic of Zambia	8.500%	4/14/24	1,000	683
2	Republic of Zambia	8.970%	7/30/27	1,100	745
Total Zambia (Cost $3,142)	2,220

Shares
Temporary Cash Investments (0.6%)
Money Market Fund (0.6%)
12	Vanguard Market Liquidity Fund
(Cost $8,279)	2.308%	82,794	8,279
Total Temporary Cash Investments (Cost $8,279)	8,279
Total Investments (99.4%) (Cost $1,375,534)	1,309,980

Amount
($000)
Other Assets and Liabilities (0.6%)
Other Assets
Investment in Vanguard	66
Receivables for Investment Securities Sold	6,442
Receivables for Accrued Income	16,174
Receivables for Capital Shares Issued	661
Variation Margin Receivable—Futures Contracts	68
Other Assets[13]	109
Total Other Assets	23,520
Liabilities
Payables for Investment Securities Purchased	(13,671)
Payables for Capital Shares Redeemed	(304)
Payables for Distributions	(179)
Payables to Vanguard	(353)
Variation Margin Payable—Futures Contracts	(48)
Other Liabilities	(564)
Total Liabilities	(15,119)
Net Assets (100%)	1,318,381

36

Emerging Markets Government Bond Index Fund

At October 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,389,896
Total Distributable Earnings (Loss)	(71,515)
Net Assets	1,318,381

Investor Shares—Net Assets
Applicable to 1,074,730 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	10,008
Net Asset Value Per Share—Investor Shares	$9.31

ETF Shares—Net Assets
Applicable to 13,915,368 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,033,493
Net Asset Value Per Share—ETF Shares	$74.27

Admiral Shares—Net Assets
Applicable to 13,718,838 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	255,521
Net Asset Value Per Share—Admiral Shares	$18.63

Institutional Shares—Net Assets
Applicable to 647,986 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	19,359
Net Asset Value Per Share—Institutional Shares	$29.88

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the aggregate value of these securities was $232,942,000, representing 17.7% of net assets.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Guaranteed by the Republic of Azerbaijan.
4 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
5 Guaranteed by the Republic of Hungary.
6 Guaranteed by the Republic of Indonesia.
7 Guaranteed by the Government of Mongolia.
8 Non-income-producing security--security in default.
9 Guaranteed by the Republic of the Philippines.
10 Guaranteed by the Kingdom of Saudi Arabia.
11 Guaranteed by the Republic of South Africa.
12 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
13 Cash of $109,000 has been segregated as initial margin for open futures contracts.

37

Emerging Markets Government Bond Index Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Ultra 10-Year U. S. Treasury Note	December 2018	90	11,260	(181)
5-Year U. S. Treasury Note	December 2018	96	10,789	(66)
				(247)

Short Futures Contracts
10-Year U. S. Treasury Note	December 2018	(133)	(15,752)	189
2-Year U. S. Treasury Note	December 2018	(36)	(7,584)	22
Ultra Long U. S. Treasury Bond	December 2018	(14)	(2,089)	92
30-Year U.S. Treasury Bond	December 2018	(1)	(138)	6
				309
				62

See accompanying Notes, which are an integral part of the Financial Statements.

38

Emerging Markets Government Bond Index Fund

Statement of Operations

Year Ended
October 31, 2018
($000)
Investment Income
Income
Interest[1]	61,773
Total Income	61,773
Expenses
The Vanguard Group—Note B
Investment Advisory Services	40
Management and Administrative—Investor Shares	44
Management and Administrative—ETF Shares	2,796
Management and Administrative—Admiral Shares	751
Management and Administrative—Institutional Shares	54
Marketing and Distribution—Investor Shares	3
Marketing and Distribution—ETF Shares	54
Marketing and Distribution—Admiral Shares	21
Marketing and Distribution—Institutional Shares	—
Custodian Fees	76
Auditing Fees	49
Shareholders’ Reports and Proxy—Investor Shares	11
Shareholders’ Reports and Proxy—ETF Shares	36
Shareholders’ Reports and Proxy—Admiral Shares	5
Shareholders’ Reports and Proxy—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	3,941
Net Investment Income	57,832
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(6,522)
Futures Contracts	(76)
Realized Net Gain (Loss)	(6,598)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(103,517)
Futures Contracts	62
Change in Unrealized Appreciation (Depreciation)	(103,455)
Net Increase (Decrease) in Net Assets Resulting from Operations	(52,221)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the fund were $81,000, $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
2 Includes $1,157,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

39

Emerging Markets Government Bond Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	57,832	57,245
Realized Net Gain (Loss)	(6,598)	6,795
Change in Unrealized Appreciation (Depreciation)	(103,455)	4,599
Net Increase (Decrease) in Net Assets Resulting from Operations	(52,221)	68,639
Distributions
Net Investment Income
Investor Shares	(489)	(597)
ETF Shares	(44,359)	(44,292)
Admiral Shares	(11,882)	(10,905)
Institutional Shares	(869)	(933)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(57,599)	(56,727)
Capital Share Transactions
Investor Shares	(1,826)	890
ETF Shares	115,604	118,819
Admiral Shares	(9,200)	94,634
Institutional Shares	879	(1,051)
Net Increase (Decrease) from Capital Share Transactions	105,457	213,292
Total Increase (Decrease)	(4,363)	225,204
Net Assets
Beginning of Period	1,322,744	1,097,540
End of Period	1,318,381	1,322,744

See accompanying Notes, which are an integral part of the Financial Statements.

40

Emerging Markets Government Bond Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.12	$10.04	$9.50	$9.95	$9.74
Investment Operations
Net Investment Income	. 410[1]	.450[1]	.454	.427	.417
Net Realized and Unrealized Gain (Loss)
on Investments [2]	(. 812)	. 082	. 533	(. 447)	. 213
Total from Investment Operations	(. 402)	. 532	. 987	(. 020)	. 630
Distributions
Dividends from Net Investment Income	(. 408)	(. 452)	(. 447)	(. 430)	(. 420)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 408)	(. 452)	(. 447)	(. 430)	(. 420)
Net Asset Value, End of Period	$9.31	$10.12	$10.04	$9.50	$9.95

Total Return[3]	-4.05%	5.46%	10.65%	-0.16%	6.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10	$13	$12	$9	$7
Ratio of Total Expenses to Average Net Assets	0.49%	0.49%	0.49%	0.49%	0.49%
Ratio of Net Investment Income to
Average Net Assets	4.23%	4.50%	4.72%	4.52%	4.35%
Portfolio Turnover Rate [4]	25%	19%	24%	20%	27%

1 Calculated based on average shares outstanding.
2 Includes increases from purchase fees of $.01, $.01, $.01, $.01, and $.00.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Emerging Markets Government Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$80.73	$80.11	$75.81	$79.40	$77.71
Investment Operations
Net Investment Income	3.411[1]	3.713[1]	3.753	3.516	3.429
Net Realized and Unrealized Gain (Loss)
on Investments [2]	(6.445)	.589	4.228	(3.556)	1.700
Total from Investment Operations	(3.034)	4.302	7.981	(.040)	5.129
Distributions
Dividends from Net Investment Income	(3.426)	(3.682)	(3.681)	(3.550)	(3.439)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.426)	(3.682)	(3.681)	(3.550)	(3.439)
Net Asset Value, End of Period	$74.27	$80.73	$80.11	$75.81	$79.40

Total Return	-3.84%	5.56%	10.84%	-0.01%	6.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,033	$1,002	$874	$501	$222
Ratio of Total Expenses to Average Net Assets	0.30%	0.32%	0.32%	0.34%	0.34%
Ratio of Net Investment Income to
Average Net Assets	4.42%	4.67%	4.89%	4.67%	4.50%
Portfolio Turnover Rate [3]	25%	19%	24%	20%	27%

1 Calculated based on average shares outstanding.
2 Includes increases from purchase fees of $.04, $.07, $.04, $.06 and $.01.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Emerging Markets Government Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$20.24	$20.09	$19.00	$19.90	$19.48
Investment Operations
Net Investment Income	. 858[1]	.934[1]	.941	.885	.863
Net Realized and Unrealized Gain (Loss)
on Investments [2]	(1.613)	.150	1.076	(.894)	.427
Total from Investment Operations	(.755)	1.084	2.017	(.009)	1.290
Distributions
Dividends from Net Investment Income	(. 855)	(. 934)	(. 927)	(. 891)	(. 870)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 855)	(. 934)	(. 927)	(. 891)	(. 870)
Net Asset Value, End of Period	$18.63	$20.24	$20.09	$19.00	$19.90

Total Return[3]	-3.80%	5.57%	10.89%	0%	6.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$256	$288	$191	$131	$118
Ratio of Total Expenses to Average Net Assets	0.30%	0.32%	0.32%	0.33%	0.34%
Ratio of Net Investment Income to
Average Net Assets	4.42%	4.67%	4.89%	4.68%	4.50%
Portfolio Turnover Rate [4]	25%	19%	24%	20%	27%

1 Calculated based on average shares outstanding.
2 Includes increases from purchase fees of $.01, $.02, $.01, $.02, and $.00.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Emerging Markets Government Bond Index Fund

Financial Highlights

Institutional Shares
				Feb. 11,	Nov. 25,
				2015[1], to	2014[1] to
For a Share Outstanding	Year Ended October 31,			Oct. 31,	Dec. 18,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$32.47	$32.24	$30.50	$30.72	$31.53
Investment Operations
Net Investment Income	1.380 [2]	1.508[2]	1.521	1.019	.108
Net Realized and Unrealized Gain (Loss)
on Investments [3]	(2.596)	.238	1.715	(.159)	(1.240)
Total from Investment Operations	(1.216)	1.746	3.236	.860	(1.132)
Distributions
Dividends from Net Investment Income	(1.374)	(1.516)	(1.496)	(1.080)	(.108)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.374)	(1.516)	(1.496)	(1.080)	(.108)
Net Asset Value, End of Period	$29.88	$32.47	$32.24	$30.50	$30.29

Total Return[4]	-3.82%	5.59%	10.89%	2.82%	-3.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19	$20	$21	$10	$0
Ratio of Total Expenses to Average Net Assets	0.29%	0.29%	0.29%	0.29%	0.30%
Ratio of Net Investment Income to
Average Net Assets	4.43%	4.70%	4.92%	4.75%	4.72%
Portfolio Turnover Rate [5]	25%	19%	24%	20%[6]	20%[6]

1 The class commenced operations on November 25, 2014. On December 18, 2014, all outstanding shares were redeemed and the Net
Asset Value represents the per share amount at which such shares were redeemed. On February 11, 2015, the class recommenced operations. The expense ratio and net income ratio for the periods shown have been annualized.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase fees of $.02 for 2018, $.03 for 2017, $.02 for 2016, and $.04 in aggregate for periods prior to
November 1, 2015.
4 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
6 Reflects the fund’s portfolio turnover for the fiscal year ended October 31, 2015.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Emerging Markets Government Bond Index Fund

Notes to Financial Statements

Vanguard Emerging Markets Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

45

Emerging Markets Government Bond Index Fund

During the year ended October 31, 2018, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2018, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period

46

Emerging Markets Government Bond Index Fund

for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2018, the fund had contributed to Vanguard capital in the amount of $66,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of October 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Sovereign Bonds	—	1,300,283	—
Corporate Bonds	—	888	—
U.S. Government and Agency Obligations	—	530	—
Temporary Cash Investments	8,279	—	—
Futures Contracts—Assets[1]	68	—	—
Futures Contracts—Liabilities[1]	(48)	—	—
Total	8,299	1,301,701	—
1 Represents variation margin on the last day of the reporting period.

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	1,095
Total Distributable Earnings (Loss)	(1,095)

47

Emerging Markets Government Bond Index Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales, the realization of unrealized gains or losses on certain futures contracts, and payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	4,449
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(10,065)
Net Unrealized Gains (Losses)	(65,554)

As of October 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,375,534
Gross Unrealized Appreciation	8,801
Gross Unrealized Depreciation	(74,355)
Net Unrealized Appreciation (Depreciation)	(65,554)

E. During the year ended October 31, 2018, the fund purchased $390,215,000 of investment securities and sold $292,498,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $54,241,000 and $53,695,000, respectively. Total purchases and sales include $122,639,000 and $23,559,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

48

Emerging Markets Government Bond Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended October 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued[1]	5,198	528	8,929	892
Issued in Lieu of Cash Distributions	418	43	502	50
Redeemed	(7,442)	(765)	(8,541)	(850)
Net Increase (Decrease)—Investor Shares	(1,826)	(194)	890	92
ETF Shares
Issued[1]	139,633	1,801	206,684	2,608
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(24,029)	(300)	(87,865)	(1,100)
Net Increase (Decrease)—ETF Shares	115,604	1,501	118,819	1,508
Admiral Shares
Issued[1]	85,167	4,371	130,192	6,486
Issued in Lieu of Cash Distributions	9,869	510	9,143	457
Redeemed	(104,236)	(5,368)	(44,701)	(2,245)
Net Increase (Decrease)—Admiral Shares	(9,200)	(487)	94,634	4,698
Institutional Shares
Issued[1]	—	—	—	—
Issued in Lieu of Cash Distributions	879	28	949	29
Redeemed	—	—	(2,000)	(64)
Net Increase (Decrease)—Institutional Shares	879	28	(1,051)	(35)

1 Includes purchase fees for fiscal 2018 and 2017 of $686,000 and $1,024,000, respectively (fund totals).

G. Management has determined that no events or transactions occurred subsequent to October 31, 2018, that would require recognition or disclosure in these financial statements.

49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard Emerging Markets Government Bond Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Emerging Markets Government Bond Index Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 13, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

50

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

51

Six Months Ended October 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Emerging Markets Government Bond Index	4/30/2018	10/31/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$986.02	$2.45
ETF Shares	1,000.00	987.18	1.40
Admiral Shares	1,000.00	987.66	1.40
Institutional Shares	1,000.00	987.12	1.45
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.74	$2.50
ETF Shares	1,000.00	1,023.79	1.43
Admiral Shares	1,000.00	1,023.79	1.43
Institutional Shares	1,000.00	1,023.74	1.48

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.49% for Investor Shares, 0.28% for ETF Shares, 0.28% for Admiral Shares, and 0.29% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

52

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

53

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

54

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays USD Emerging Markets Government RIC Capped Index (Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Emerging Markets Government Bond Index Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Emerging Markets Government Bond Index Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Emerging Markets Government Bond Index Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Emerging Markets Government Bond Index Fund or the owners of the Emerging Markets Government Bond Index Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Emerging Markets Government Bond Index Fund. Investors acquire the Emerging Markets Government Bond Index Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Emerging Markets Government Bond Index Fund. The Emerging Markets Government Bond Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Emerging Markets Government Bond Index Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Emerging Markets Government Bond Index Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Emerging Markets Government Bond Index Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Emerging Markets Government Bond Index Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Emerging Markets Government Bond Index Fund.

55

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Emerging Markets Government Bond Index Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Emerging Markets Government Bond Index Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR

TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE EMERGING MARKETS GOVERNMENT BOND INDEX FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review information about your fund on the
SEC’s website, and you can receive copies of this
information, for a fee, by sending a request via email
addressed to publicinfo@sec.gov.

© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q11200 122018

Annual Report	| October 31, 2018
Vanguard Global Minimum Volatility Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Advisor’s Report.	5
Fund Profile.	8
Performance Summary.	10
Financial Statements.	12
Your Fund’s After-Tax Returns.	36
About Your Fund’s Expenses.	37
Glossary.	39

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• Vanguard Global Minimum Volatility Fund returned nearly 4% for the 12 months ended October 31, 2018, outpacing its benchmark, the FTSE Global All Cap Index (USD Hedged), by more than 2 percentage points.

• The fund’s objective is to create a portfolio that has broad equity exposure with less volatility than the global equity market. Over the fiscal year, the fund produced lower weekly volatility but also a higher risk-adjusted return than its benchmark. (We calculate weekly volatility and risk-adjusted return using standard deviation, as we discuss in the Advisor’s Report.)

• Our positions in financials, industrials, and information technology aided relative performance the most. Energy, communication services, and utilities were the biggest relative detractors.

• An underweight allocation to Europe helped lower volatility, as did our overweight positions in North America and the markets of the Pacific region.

Total Returns: Fiscal Year Ended October 31, 2018
Total
Returns
Vanguard Global Minimum Volatility Fund
Investor Shares	3.89%
Admiral™ Shares	3.93
FTSE Global All Cap Index (USD Hedged)	1.38
Global Funds Average	-1.29
Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Inception Through October 31, 2018
Average
Annual Return
Global Minimum Volatility Fund Investor Shares (Returns since inception: 12/12/2013)	9.98%
FTSE Global All Cap Index (USD Hedged)	8.72
Global Funds Average	5.42
Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Global Minimum Volatility Fund	0.25%	0.17%	1.18%

The fund expense ratios shown are from the prospectus dated February 22, 2018, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2018, the fund’s expense ratios were 0.23% for Investor Shares and 0.15% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Global Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

3

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
November 16, 2018

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	6.98%	11.31%	11.05%
Russell 2000 Index (Small-caps)	1.85	10.68	8.01
Russell 3000 Index (Broad U.S. market)	6.60	11.27	10.81
FTSE All-World ex US Index (International)	-7.99	4.57	2.01

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.05%	1.04%	1.83%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.51	1.90	3.25
FTSE Three-Month U. S. Treasury Bill Index	1.67	0.86	0.52

CPI
Consumer Price Index	2.52%	2.07%	1.60%

4

Advisor’s Report

For the 12 months ended October 31, 2018, Vanguard Global Minimum Volatility Fund returned 3.89% for Investor Shares and 3.93% for Admiral Shares, with an annualized weekly volatility of 9.92%. Its benchmark, the FTSE Global All Cap Index (USD Hedged), returned 1.38%, with an annualized weekly volatility of 12.57%. (To get the annualized weekly volatility, we calculate the standard deviation of weekly returns and multiply it by the square root of 52, the number of weeks in a year.)

Investment objective

Our objective is to create a portfolio that has broad equity exposure with less volatility than the global equity market. We achieved this over the performance period, as the fund’s weekly volatility averaged about 21% less than that of its benchmark.

It is important to mention, as we have in the past, that we do not target a specific volatility level. Rather, we seek to provide an equity fund that has lower absolute risk than the broad global market. Thus, when the broad global equity market is experiencing periods of low volatility, you should expect this fund’s volatility to be much closer to the volatility level of its benchmark.

We recognize that equity-like returns are also an important outcome of an investment in this fund, but achieving a total return higher than the benchmark’s is not our objective. Although our research leads us to expect that, on average, a minimum volatility fund may outperform the overall global market in sharp downturns (while still experiencing losses), the fund should be expected to trail in strong bull markets. With that in mind, because the fund is expected to have a lower level of risk than the global equity market, you should not expect it to outperform the market over the long run.

We think an acceptable comparative performance measure for the fund over the long term is its risk-adjusted return. This can be calculated by dividing the portfolio’s total return for the period by the annualized standard deviation of weekly returns. We view 12 months to be a relatively short time, but for the annual period, the risk-adjusted return was about 0.44, compared with 0.13 for the benchmark. Over a longer period—since the fund’s inception on December 12, 2013—its risk-adjusted return was 1.12, compared with 0.84 for the benchmark.

Investment strategy

In building our portfolio, we use quantitative models that evaluate a variety of factors that drive a stock’s volatility. These fundamental drivers include risk factors such as growth, value, dividend yields, size, volatility, and liquidity. In addition, our portfolio construction process includes estimates of each stock’s correlation—or how its factors move in relation to one another. This approach allows us to make appropriate risk/ diversification trade-offs, while not relying solely on volatility estimates.

5

Our process also approaches currency exposure and its impact on a portfolio in a specific manner. We recognize that owning companies in foreign markets involves the risk of movements in foreign currency exchange rates relative to the U.S. dollar. Because of this, an optimization process that focuses solely on volatilities tied to an investor’s home currency will tend to overweight exposures to that currency. We aim to avoid such currency-specific exposures by focusing on equity volatilities and correlations measured in local currency terms. Then we use currency forward contracts to hedge the resulting exposure for U.S. investors. We believe this process can further reduce the volatility of the portfolio overall in the long run.

Finally, when constructing the portfolio, we apply constraints to reduce stock, sector, and country concentration risk. We find that these constraints, which allow for broader diversification and liquidity, reduce unnecessarily high risk exposures without significantly affecting our ability to reduce overall volatility. Drawing from the universe of about 7,900 stocks in the FTSE index, we construct a portfolio of about 600 stocks.

The investment environment

Global stock markets ended in negative territory for the 12 months, but U.S. stocks produced solid returns as increasing profits and a strong economy outweighed investor concerns about rising interest rates, higher inflation, and trade tensions. Large-capitalization stocks beat small-caps, and growth stocks outpaced value.

Emerging markets stocks were hurt by trade tensions and a rising dollar. Results in Europe and the Asia-Pacific region were also in negative territory, in part because of these areas’ greater economic dependence on emerging markets.

The overall U.S. fixed income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned –2.05%. Yields rose and prices mostly declined as investors remained concerned about the threat of inflation and the possibility that the Federal Reserve would more aggressively raise rates.

The Fed did raise rates in September—its eighth increase since the current tightening cycle began—and signaled more hikes to come. Attention is now focused on the pace of further rate increases, with many analysts expecting another one in December and three in 2019.

The fund’s successes and shortfalls

The benefits of our strategy become even clearer when you seek to remove some of the noise caused by short-term reversals in daily and weekly returns, which can increase volatility levels, and focus on monthly returns. For example, since inception, the fund has delivered about a 30% reduction in the annualized volatility of monthly returns relative to its benchmark.

Over the 12 months, our strategy of holding stocks that have lower correlations with one another provided diversification benefits. On average, we were overweighted in less volatile sectors, such as consumer staples,

6

communication services, and utilities, and underweighted in two of the benchmark’s more volatile sectors, energy and financials. Our underweight allocation to financials aided performance, as these stocks tended to lag the overall market.

As for regional allocations, our positions in Europe and the Pacific region contributed the most to relative performance and helped lower volatility. Our positions in emerging markets and the Middle East modestly increased volatility for the fund compared with its benchmark.

We expect our approach to portfolio construction to pay off in reduced volatility over the long run. With this in mind, we find that focusing on the long-term risk-adjusted returns of the portfolio relative to the benchmark realigns expectations with the fund’s objective. We thank you for your investment and look forward to serving our investors in the future.

Portfolio Manager: Antonio Picca

Vanguard Quantitative Equity Group

November 21, 2018

7

Global Minimum Volatility Fund

Fund Profile
As of October 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VMVFX	VMNVX
Expense Ratio[1]	0.25%	0.17%

Portfolio Characteristics
		FTSE Global
		All Cap Index
	Fund	(USD Hedged)
Number of Stocks	612	7,869
Median Market Cap	$9.6B	$42.7B
Price/Earnings Ratio	17.5x	15.3x
Price/Book Ratio	2.1x	2.1x
Return on Equity	12.6%	13.6%
Earnings Growth
Rate	7.8%	8.6%
Dividend Yield	3.1%	2.5%
Turnover Rate	24%	—
Short-Term Reserves	-0.1%	—

Sector Diversification (% of equity exposure)
Fund
Communication Services	10.3%
Consumer Discretionary	10.4
Consumer Staples	12.2
Energy	1.7
Financials	16.7
Health Care	10.8
Industrials	7.7
Information Technology	11.5
Materials	3.5
Real Estate	7.9
Utilities	7.3

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
FTSE Global
All Cap Index
(USD Hedged)
R-Squared	0.67
Beta	0.58

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Ten Largest Holdings (% of total net assets)
Starwood Property Trust
Inc.	Mortgage REITs	1.5%
Jack Henry & Associates Data Processing &
Inc.	Outsourced Services	1.4
Blackstone Mortgage
Trust Inc.	Mortgage REITs	1.3
Amdocs Ltd.	IT Consulting &
	Other Services	1.3
Broadridge Financial	Data Processing &
Solutions Inc.	Outsourced Services	1.1
China Mobile Ltd.	Wireless
	Telecommunication
	Services	1.0
HDFC Bank Ltd.	Diversified Banks	1.0
Church & Dwight Co.
Inc.	Household Products	1.0
Expeditors International	Air Freight &
of Washington Inc.	Logistics	0.9
Quest Diagnostics Inc.	Health Care Services	0.9
Top Ten		11.4%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of portfolio)

1 The expense ratios shown are from the prospectus dated February 22, 2018, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2018, the expense ratios were 0.23% for Investor Shares and 0.15% for Admiral Shares.

8

Global Minimum Volatility Fund

Market Diversification (% of equity exposure)
		FTSE Global
		All Cap
		Index
		(USD
	Fund	Hedged)
Europe
United Kingdom	5.4%	5.5%
Switzerland	3.2	2.5
France	3.1	3.0
Germany	2.9	2.7
Sweden	1.1	1.0
Other	4.4	4.4
Subtotal	20.1%	19.1%
Pacific
Japan	8.1%	8.1%
Australia	2.9	2.2
Hong Kong	1.8	1.1
South Korea	1.8	1.5
Other	0.6	0.5
Subtotal	15.2%	13.4%
Emerging Markets
India	1.4%	1.1%
China	1.4	2.9
Other	2.5	5.2
Subtotal	5.3%	9.2%
North America
United States	55.3%	55.1%
Canada	3.9	3.0
Subtotal	59.2%	58.1%
Middle East	0.2%	0.2%

9

Global Minimum Volatility Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 12, 2013, Through October 31, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2018
		Since	Final Value
	One	Inception	of a $10,000
	Year	(12/12/2013)	Investment
Global Minimum Volatility Fund Investor
Shares	3.89%	9.98%	$15,918
FTSE Global All Cap Index (USD
Hedged)	1.38	8.72	15,043
– Global Funds Average	-1.29	5.42	12,943

Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $50,000
	Year	(12/12/2013)	Investment
Global Minimum Volatility Fund Admiral
Shares	3.93%	10.07%	$79,882
FTSE Global All Cap Index (USD Hedged)	1.38	8.72	75,216
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

10

Global Minimum Volatility Fund

Fiscal-Year Total Returns (%): December 12, 2013, Through October 31, 2018

Average Annual Total Returns: Periods Ended September 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Investor Shares	12/12/2013	11.30%	11.31%
Admiral Shares	12/12/2013	11.42	11.40

11

Global Minimum Volatility Fund

Financial Statements

Statement of Net Assets
As of October 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

		Market
		Value•
	Shares	($000)
Common Stocks (99.2%)[1]
Australia (2.9%)
AGL Energy Ltd.	983,833	12,564
Wesfarmers Ltd.	367,202	12,161
Woolworths Group Ltd.	588,315	11,874
Sonic Healthcare Ltd.	548,436	8,778
Cochlear Ltd.	55,523	6,997
Transurban Group	787,070	6,331
ASX Ltd.	141,615	5,948
Stockland	2,204,185	5,638
Caltex Australia Ltd.	233,418	4,670
Woodside Petroleum Ltd.	115,122	2,834
GPT Group	514,397	1,881
Amcor Ltd.	176,247	1,663
Coca-Cola Amatil Ltd.	195,045	1,373
JB Hi-Fi Ltd.	75,108	1,224
Crown Resorts Ltd.	120,123	1,069
BWP Trust	383,701	941
Goodman Group	119,454	878
Northern Star Resources
Ltd.	126,398	790
Computershare Ltd.	43,610	612
Charter Hall Retail REIT	191,055	576
		88,802
Austria (0.1%)
voestalpine AG	50,217	1,782
OMV AG	10,978	610
Erste Group Bank AG	11,360	462
		2,854
Belgium (0.4%)
Colruyt SA	135,455	7,876
Elia System Operator SA	22,220	1,389
Sofina SA	5,842	1,117
Cofinimmo SA	5,895	705
Ackermans & van Haaren
NV	2,298	362
		11,449

Brazil (0.9%)
	Telefonica Brasil SA ADR	1,104,963	12,817
	Ambev SA ADR	1,870,822	8,101
	Ultrapar Participacoes SA
	ADR	283,674	3,347
	TIM Participacoes SA ADR	117,950	1,825
	Embraer SA ADR	46,793	1,042
			27,132
Canada (3.9%)
	BCE Inc.	537,987	20,821
	Emera Inc.	608,272	18,769
	TELUS Corp.	543,164	18,600
	Dollarama Inc.	607,876	16,812
	Shaw Communications
	Inc. Class B	508,080	9,460
^	Canadian Tire Corp. Ltd.
	Class A	81,280	9,146
	Intact Financial Corp.	95,668	7,559
	Bank of Montreal	78,683	5,883
	National Bank of Canada	101,593	4,612
	Pembina Pipeline Corp.	108,535	3,511
	Metro Inc.	38,536	1,209
*	CGI Group Inc. Class A	18,967	1,171
	Fortis Inc.	34,129	1,128
2	Hydro One Ltd.	53,573	779
			119,460
Chile (0.1%)
	Enel Americas SA ADR	157,624	1,242
	Cia Cervecerias Unidas SA
	ADR	30,786	772
	Enel Chile SA ADR	152,793	657
	Banco Santander Chile ADR 20,561		606
			3,277
China (1.4%)
	China Mobile Ltd. ADR	669,972	31,187
*	Ctrip.com International Ltd.
	ADR	238,838	7,949

12

Global Minimum Volatility Fund

		Market
		Value•
	Shares	($000)
* New Oriental Education &
Technology Group Inc. ADR	46,239	2,705
ZTO Express Cayman Inc.
ADR	99,752	1,618
		43,459
Denmark (0.5%)
Carlsberg A/S Class B	66,717	7,360
Coloplast A/S Class B	51,189	4,777
H Lundbeck A/S	45,017	2,100
Jyske Bank A/S	19,159	782
		15,019
Finland (0.4%)
Elisa Oyj	97,265	3,870
Nokia Oyj	408,899	2,310
Sampo Oyj Class A	47,215	2,171
Fortum Oyj	68,278	1,437
Kesko Oyj Class B	17,152	1,002
Nokian Renkaat Oyj	22,391	712
		11,502
France (3.0%)
Hermes International	22,924	13,087
Thales SA	81,628	10,425
Orange SA	486,818	7,598
Sanofi	81,840	7,313
Vivendi SA	302,413	7,294
Accor SA	148,429	6,782
Pernod Ricard SA	40,624	6,195
Dassault Systemes SE	41,243	5,163
Veolia Environnement SA	249,840	4,979
Sodexo SA	40,591	4,143
Eiffage SA	33,530	3,275
Alstom SA	61,381	2,681
Capgemini SE	21,416	2,615
Publicis Groupe SA	42,340	2,451
EssilorLuxottica SA	15,111	2,064
Lagardere SCA	70,942	1,939
Suez	107,608	1,552
SCOR SE	28,753	1,329
Covivio	11,526	1,157
Legrand SA	14,345	937
Ipsen SA	4,557	632
		93,611
Germany (2.9%)
Deutsche Telekom AG	961,479	15,770
Deutsche Post AG	356,181	11,246
MTU Aero Engines AG	32,501	6,901
Henkel AG & Co. KGaA
Preference Shares	59,430	6,493
HUGO BOSS AG	86,010	6,147
Merck KGaA	50,401	5,393
Hannover Rueck SE	26,902	3,618
Fresenius SE & Co. KGaA	56,165	3,570
Beiersdorf AG	30,239	3,127
Aareal Bank AG	80,125	2,981

	E.ON SE	299,746	2,899
2	Scout24 AG	66,268	2,746
	Fielmann AG	43,608	2,705
	Axel Springer SE	38,553	2,560
	Muenchener
	Rueckversicherungs-
	Gesellschaft AG in
	Muenchen	7,322	1,573
	Fraport AG Frankfurt
	Airport Services
	Worldwide	15,970	1,233
	Brenntag AG	23,192	1,211
	RHOEN-KLINIKUM AG	44,814	1,133
	Fresenius Medical Care
	AG & Co. KGaA	14,355	1,127
*,2	Delivery Hero SE	27,859	1,122
	Freenet AG	43,292	974
	ProSiebenSat.1 Media SE	42,098	972
	Evonik Industries AG	18,660	577
	Rheinmetall AG	6,494	562
	Aurubis AG	8,146	494
*,2	Zalando SE	11,772	455
			87,589
Hong Kong (1.8%)
	CLP Holdings Ltd.	2,168,350	24,297
	Hang Seng Bank Ltd.	424,500	9,954
	Power Assets Holdings
	Ltd.	1,371,000	9,155
	Yuexiu REIT	5,326,000	3,235
	Want Want China
	Holdings Ltd.	3,487,000	2,495
	Chow Tai Fook Jewellery
	Group Ltd.	1,969,600	1,728
	CK Infrastructure
	Holdings Ltd.	217,500	1,592
	China Mengniu Dairy Co.
	Ltd.	482,000	1,426
	MTR Corp. Ltd.	104,500	507
	Tingyi Cayman Islands
	Holding Corp.	302,000	448
			54,837
India (1.4%)
	HDFC Bank Ltd. ADR	331,939	29,513
	Infosys Ltd. ADR	849,956	8,049
	Dr Reddy’s Laboratories
	Ltd. ADR	160,635	5,467
2	Reliance Industries Ltd.
	GDR	26,708	762
			43,791
Indonesia (0.2%)
	Telekomunikasi Indonesia
	Persero Tbk PT ADR	286,923	7,231

Ireland (0.2%)
	Kerry Group plc Class A	34,890	3,574

13

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
*	ICON plc	6,199	856
	Kingspan Group plc	13,075	568
			4,998
Israel (0.2%)
	Bank Hapoalim BM	679,226	4,595
	Bank Leumi Le-Israel BM	170,348	1,062
	Paz Oil Co. Ltd.	5,690	852
			6,509
Italy (0.8%)
	Assicurazioni Generali SPA	405,209	6,539
	Snam SPA	946,154	3,912
	Eni SPA	180,000	3,197
	UnipolSai Assicurazioni
	SPA	1,201,768	2,624
	Davide Campari-Milano
	SPA	326,166	2,510
	Terna Rete Elettrica
	Nazionale SPA	409,786	2,117
	Mediobanca Banca di
	Credito Finanziario SPA	238,470	2,088
	Atlantia SPA	43,161	867
			23,854
Japan (8.0%)
	Canon Inc.	511,900	14,581
	Skylark Holdings Co. Ltd.	915,100	14,247
	NEC Corp.	473,400	13,589
	NTT DOCOMO Inc.	526,800	13,064
	Japan Tobacco Inc.	472,000	12,128
	Japan Post Holdings Co.
	Ltd.	963,600	11,427
^	Yamada Denki Co. Ltd.	2,305,400	10,871
^	Sawai Pharmaceutical Co.
	Ltd.	164,600	8,344
	Daiichi Sankyo Co. Ltd.	204,500	7,817
	Mitsubishi Tanabe
	Pharma Corp.	526,300	7,774
	Seven & i Holdings Co.
	Ltd.	172,300	7,461
	Otsuka Holdings Co. Ltd.	141,300	6,758
	Kagome Co. Ltd.	230,700	6,142
	Lawson Inc.	84,700	5,377
	Toyo Suisan Kaisha Ltd.	132,600	4,558
	Chugoku Electric Power
	Co. Inc.	348,800	4,486
	Taisho Pharmaceutical
	Holdings Co. Ltd.	37,700	4,020
	Toho Co. Ltd.	122,400	3,993
	ABC-Mart Inc.	66,800	3,905
	Astellas Pharma Inc.	239,100	3,694
	Chugai Pharmaceutical
	Co. Ltd.	62,900	3,683
	KDDI Corp.	136,500	3,303
	Ryohin Keikaku Co. Ltd.	12,400	3,278
	Sankyo Co. Ltd.	81,700	3,119
	Aozora Bank Ltd.	90,000	3,106

	Nitori Holdings Co. Ltd.	22,600	2,951
	Takashimaya Co. Ltd.	174,500	2,746
	Isetan Mitsukoshi Holdings
	Ltd.	221,000	2,583
	Japan Airlines Co. Ltd.	72,100	2,559
	Nippon Telegraph &
	Telephone Corp.	59,700	2,462
	Ajinomoto Co. Inc.	148,100	2,393
	Nissin Foods Holdings Co.
	Ltd.	37,100	2,392
	Sumitomo Dainippon
	Pharma Co. Ltd.	113,800	2,378
	K’s Holdings Corp.	180,400	2,279
	Dentsu Inc.	45,100	2,092
	Calbee Inc.	62,800	2,083
	Shionogi & Co. Ltd.	32,400	2,072
	Nippon Steel & Sumitomo
	Metal Corp.	94,000	1,734
	Shimamura Co. Ltd.	19,500	1,640
	Rohto Pharmaceutical Co.
	Ltd.	51,000	1,615
	MOS Food Services Inc.	60,500	1,602
	Nisshin Seifun Group Inc.	77,500	1,542
	Oriental Land Co. Ltd.	16,200	1,524
	Mitsubishi Materials Corp.	51,700	1,431
	Sega Sammy Holdings Inc. 107,300		1,378
	Fuji Media Holdings Inc.	79,700	1,293
	Secom Co. Ltd.	14,800	1,212
	Shimano Inc.	7,600	1,038
	Unicharm Corp.	38,000	1,031
	NH Foods Ltd.	29,000	1,000
	Ezaki Glico Co. Ltd.	19,600	977
	Benesse Holdings Inc.	34,800	970
	Hisamitsu Pharmaceutical
	Co. Inc.	17,100	964
	Nippon Television Holdings
	Inc.	59,900	956
	J Front Retailing Co. Ltd.	72,900	955
	Suzuken Co. Ltd.	18,400	931
	Kura Corp.	15,800	916
	Tsumura & Co.	27,900	868
	Sugi Holdings Co. Ltd.	18,200	833
	Marui Group Co. Ltd.	37,200	801
	MEIJI Holdings Co. Ltd.	11,400	756
	Kamigumi Co. Ltd.	36,000	743
	MediPal Holdings Corp.	33,700	721
	Studio Alice Co. Ltd.	28,500	652
	Kewpie Corp.	28,100	646
	Nichirei Corp.	26,800	644
	Hamamatsu Photonics KK	19,000	635
	Earth Corp.	13,200	600
	Bic Camera Inc.	45,200	597
	Yoshinoya Holdings Co. Ltd.	31,400	516
^	UACJ Corp.	20,900	456
	Sundrug Co. Ltd.	12,100	440
			244,332

14

Global Minimum Volatility Fund

		Market
		Value•
	Shares	($000)
Mexico (0.4%)
Fomento Economico
Mexicano SAB de CV
ADR	121,291	10,318
Grupo Televisa SAB ADR	92,350	1,328
		11,646
Netherlands (0.8%)
Koninklijke Ahold Delhaize
NV	674,026	15,429
Heineken NV	45,502	4,094
Akzo Nobel NV	39,643	3,328
Koninklijke KPN NV	366,626	967
Koninklijke Vopak NV	8,000	362
		24,180
New Zealand (0.1%)
Spark New Zealand Ltd.	1,236,367	3,193

Norway (0.3%)
Orkla ASA	1,103,743	9,525

Poland (0.1%)
Powszechna Kasa
Oszczednosci Bank
Polski SA	87,761	912
Powszechny Zaklad
Ubezpieczen SA	82,022	836
Polski Koncern Naftowy
ORLEN SA	33,682	810
Bank Polska Kasa Opieki
SA	24,731	674
		3,232
Singapore (0.5%)
Oversea-Chinese Banking
Corp. Ltd.	814,348	6,326
United Overseas Bank Ltd.	306,300	5,416
Singapore
Telecommunications
Ltd.	1,339,900	3,061
Singapore Airlines Ltd.	140,540	963
Singapore Technologies
Engineering Ltd.	267,000	685
Singapore Exchange Ltd.	121,900	603
		17,054
South Africa (0.1%)
AngloGold Ashanti Ltd.
ADR	325,726	3,065

South Korea (1.8%)
KT Corp.	510,114	12,834
Korea Zinc Co. Ltd.	34,802	11,607
KT&G Corp.	89,104	7,946
SK Telecom Co. Ltd.	26,464	6,218
S-Oil Corp.	35,502	3,874
Maeil Dairies Co. Ltd.	33,866	2,249
GS Holdings Corp.	51,116	2,182

	Samsung Fire & Marine
	Insurance Co. Ltd.	8,447	2,067
	Kangwon Land Inc.	64,885	1,643
	Woori Bank	101,757	1,410
	Yuhan Corp.	5,881	867
	Macquarie Korea
	Infrastructure Fund	106,880	850
	Hyundai Department
	tore Co. Ltd.	6,499	497
			54,244
Spain (0.9%)
	Enagas SA	274,214	7,270
	Merlin Properties Socimi
	SA	557,221	6,982
	Red Electrica Corp. SA	222,912	4,616
	Endesa SA	140,657	2,941
	Bankinter SA	213,493	1,749
	Viscofan SA	15,824	947
	Ebro Foods SA	40,418	793
	Acerinox SA	65,321	730
	Telefonica SA	84,013	689
	Mediaset Espana
	Comunicacion SA	77,727	529
			27,246
Sweden (1.0%)
	Swedish Match AB	418,420	21,314
	Essity AB Class B	174,354	3,979
	Tele2 AB	225,278	2,558
^	ICA Gruppen AB	61,545	2,177
	Telia Co. AB	450,547	2,028
			32,056
Switzerland (3.2%)
	Swisscom AG	56,316	25,786
	Sonova Holding AG	95,983	15,653
	Kuehne & Nagel
	International AG	108,640	15,099
	Logitech International SA	242,391	8,974
	Baloise Holding AG	60,686	8,674
	Partners Group Holding AG	7,766	5,529
	Straumann Holding AG	7,358	5,023
	Flughafen Zurich AG	14,896	2,944
	Swiss Prime Site AG	35,518	2,882
	dormakaba Holding AG	2,472	1,783
	Allreal Holding AG	9,242	1,418
	Chocoladefabriken Lindt &
	Spruengli AG	178	1,227
	Siegfried Holding AG	2,483	996
2	Sunrise Communications
	Group AG	7,436	655
	Swiss Life Holding AG	1,704	643
			97,286
Taiwan (0.7%)
	Taiwan Semiconductor
	Manufacturing Co. Ltd.
	ADR	290,485	11,067

15

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
	Chunghwa Telecom Co.
	Ltd. ADR	212,819	7,466
	United Microelectronics
	Corp. ADR	995,508	1,872
			20,405
United Kingdom (5.3%)
	GlaxoSmithKline plc	1,172,613	22,711
	Wm Morrison
	Supermarkets plc	3,751,538	11,886
	Coca-Cola HBC AG	364,790	10,775
	Informa plc	1,150,577	10,500
	B&M European Value
	Retail SA	1,847,437	9,831
	RSA Insurance Group plc 1,003,753		7,219
	Royal Dutch Shell plc
	Class B	220,000	7,175
	Smith & Nephew plc	436,406	7,094
	Rightmove plc	1,122,620	6,480
	Tate & Lyle plc	639,600	5,499
	Compass Group plc	273,047	5,371
	Segro plc	565,602	4,434
	AstraZeneca plc	57,793	4,421
	Legal & General Group
	plc	1,234,390	3,961
	Marks & Spencer Group
	plc	945,795	3,577
	Pearson plc	265,908	3,055
	InterContinental Hotels
	Group plc	56,328	2,956
	British Land Co. plc	357,187	2,698
	Whitbread plc	42,714	2,402
	Tesco plc	858,633	2,338
	SSE plc	157,578	2,297
2	Merlin Entertainments plc	532,359	2,199
	WH Smith plc	82,727	2,056
	UDG Healthcare plc	205,596	1,658
	Meggitt plc	217,708	1,473
	Inchcape plc	208,142	1,438
	Antofagasta plc	136,063	1,362
	BAE Systems plc	189,630	1,272
	Centrica plc	625,777	1,175
	DCC plc	12,780	1,095
	Next plc	15,409	1,024
	UK Commercial Property
	REIT Ltd.	899,207	1,008
	Croda International plc	15,997	985
	ITV plc	419,590	796
	Direct Line Insurance
	Group plc	180,567	759
	F&C Commercial Property
	Trust Ltd.	434,498	747
	Derwent London plc	19,681	736
	St. James’s Place plc	54,849	709
	Associated British Foods
	plc	22,516	686

	Kingfisher plc	203,970	662
	J Sainsbury plc	165,110	656
	Paddy Power Betfair plc	7,479	641
	Land Securities Group plc	58,496	636
	Schroders plc	18,169	622
*	Indivior plc	234,263	564
	Reckitt Benckiser Group plc	6,727	544
	TUI AG	29,315	486
*	BTG plc	62,378	439
	Saga plc	229,498	349
			163,457
United States (54.9%)
Communication Services (1.6%)
*	Madison Square Garden Co.
	Class A	49,190	13,607
	Omnicom Group Inc.	140,118	10,414
	Cable One Inc.	6,498	5,820
	John Wiley & Sons Inc.
	Class A	105,106	5,701
*	Live Nation Entertainment
	Inc.	37,610	1,967
	Tribune Media Co. Class A	45,394	1,725
*	Zayo Group Holdings Inc.	57,030	1,704
	New York Times Co. Class A	60,550	1,599
	Cinemark Holdings Inc.	34,226	1,423
*	Liberty Media Corp-Liberty
	Formula One	34,303	1,135
*	Liberty Media Corp-Liberty
	SiriusXM Class C	25,431	1,050
*	Liberty Media Corp-Liberty
	SiriusXM Class A	19,623	809
	News Corp. Class A	57,416	757
*	Vonage Holdings Corp.	51,969	689
			48,400
Consumer Discretionary (4.8%)
	Service Corp. International	544,011	22,560
	Yum China Holdings Inc.	403,479	14,558
	TJX Cos. Inc.	113,864	12,511
*	Grand Canyon Education
	Inc.	98,053	12,227
*	Bright Horizons Family
	Solutions Inc.	83,386	9,582
	Ross Stores Inc.	81,351	8,054
	Pool Corp.	40,381	5,886
*	Burlington Stores Inc.	33,660	5,772
	Darden Restaurants Inc.	53,265	5,675
	Aramark	134,505	4,831
	Vail Resorts Inc.	18,773	4,718
	Dunkin’ Brands Group Inc.	60,533	4,392
	Churchill Downs Inc.	16,038	4,003
	Hyatt Hotels Corp. Class A	56,778	3,929
*	Five Below Inc.	32,337	3,681
^	Cracker Barrel Old Country
	Store Inc.	18,083	2,869
	Hasbro Inc.	28,527	2,616

16

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
*	ServiceMaster Global
	Holdings Inc.	53,676	2,302
	Graham Holdings Co. Class B	3,895	2,263
	Genuine Parts Co.	22,435	2,197
	Choice Hotels International
	Inc.	21,749	1,596
	Yum! Brands Inc.	17,076	1,544
*	Murphy USA Inc.	15,687	1,265
	Columbia Sportswear Co.	13,032	1,177
	Texas Roadhouse Inc.
	Class A	17,927	1,084
	Extended Stay America Inc.	59,080	962
	Aaron’s Inc.	18,457	870
	Callaway Golf Co.	32,446	694
	Wolverine World Wide Inc.	19,535	687
	Lithia Motors Inc. Class A	7,560	674
	Caleres Inc.	17,496	598
*	Adtalem Global Education
	Inc.	9,000	456
			146,233
Consumer Staples (4.2%)
	Church & Dwight Co. Inc.	496,058	29,451
	Archer-Daniels-Midland Co.	275,461	13,015
	Colgate-Palmolive Co.	200,380	11,933
	Vector Group Ltd.	869,258	11,752
3	Clorox Co.	61,405	9,115
	Coca-Cola Co.	164,700	7,886
	Kimberly-Clark Corp.	66,329	6,918
	Costco Wholesale Corp.	30,000	6,859
	Procter & Gamble Co.	73,366	6,506
	Lancaster Colony Corp.	37,365	6,404
	Sysco Corp.	66,363	4,734
	Hershey Co.	33,995	3,642
	Hormel Foods Corp.	72,386	3,159
	Bunge Ltd.	46,355	2,865
	J&J Snack Foods Corp.	8,387	1,310
	Coca-Cola European
	Partners plc	27,089	1,232
	PriceSmart Inc.	13,028	914
	Lamb Weston Holdings Inc.	11,451	895
			128,590
Energy (0.2%)
	ONEOK Inc.	71,694	4,703
	Cabot Oil & Gas Corp.	48,040	1,164
	Ship Finance International
	Ltd.	77,542	969
			6,836
Financials (11.4%)
	Starwood Property Trust
	Inc.	2,117,399	45,990
	Blackstone Mortgage
	Trust Inc. Class A	1,213,930	40,958
	Apollo Commercial Real
	Estate Finance Inc.	1,276,038	23,875
	AGNC Investment Corp.	1,317,421	23,503

	RenaissanceRe Holdings
	Ltd.	149,865	18,308
4	Brown & Brown Inc.	539,994	15,217
	New Residential
	Investment Corp.	839,190	15,005
	Arthur J Gallagher & Co.	197,062	14,585
	Washington Federal Inc.	478,903	13,486
	Two Harbors Investment
	Corp.	741,978	10,900
	White Mountains Insurance
	Group Ltd.	11,576	10,264
	Marsh & McLennan Cos.
	Inc.	115,997	9,831
	Annaly Capital
	Management Inc.	973,089	9,604
	Torchmark Corp.	103,643	8,774
	Bank of Hawaii Corp.	89,616	7,029
	Aon plc	38,384	5,995
	Capitol Federal Financial
	Inc.	455,900	5,658
	ProAssurance Corp.	115,023	5,052
	MFA Financial Inc.	671,474	4,653
	Commerce Bancshares Inc.	72,856	4,634
*	Arch Capital Group Ltd.	153,715	4,361
	Chimera Investment Corp.	224,401	4,174
	WR Berkley Corp.	50,652	3,844
	TFS Financial Corp.	219,700	3,232
	American Financial Group
	Inc.	32,163	3,217
	Old Republic International
	Corp.	139,839	3,083
	Oritani Financial Corp.	206,400	3,015
	Willis Towers Watson plc	16,123	2,308
*	Markel Corp.	2,040	2,230
	Northwest Bancshares Inc. 128,863		2,080
	Invesco Mortgage Capital
	Inc.	114,359	1,725
	Everest Re Group Ltd.	7,759	1,690
	Capstead Mortgage Corp.	241,849	1,659
	People’s United Financial
	Inc.	99,682	1,561
	Loews Corp.	32,594	1,518
	First Hawaiian Inc.	55,251	1,369
	Fidelity National Financial
	Inc.	38,990	1,304
	Alleghany Corp.	1,988	1,194
	Cullen/Frost Bankers Inc.	12,049	1,180
	Investors Bancorp Inc.	102,965	1,151
	Granite Point Mortgage
	Trust Inc.	54,907	1,022
	Mercury General Corp.	13,894	824
	Primerica Inc.	6,617	726
	ARMOUR Residential REIT
	Inc.	32,000	697
	FNB Corp.	58,304	690

17

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
	Hanover Insurance Group Inc.	6,124	682
	Redwood Trust Inc.	36,230	595
	Old National Bancorp	32,114	573
	Safety Insurance Group Inc.	6,600	550
	Cathay General Bancorp	14,272	538
	IBERIABANK Corp.	7,000	521
	Trustmark Corp.	16,020	493
	Home BancShares Inc.	25,860	492
	First Citizens BancShares
	Inc. Class A	1,000	427
	First Financial Bankshares
	Inc.	5,000	295
	PennyMac Mortgage
	Investment Trust	13,255	256
	Independent Bank Corp.	3,000	235
	First Midwest Bancorp Inc.	10,000	230
			349,062
Health Care (5.4%)
3	Quest Diagnostics Inc.	302,877	28,504
	Chemed Corp.	86,984	26,472
*,3	Premier Inc. Class A	298,112	13,415
*	Centene Corp.	101,608	13,242
	Cigna Corp.	58,801	12,572
	Eli Lilly & Co.	109,666	11,892
	HCA Healthcare Inc.	52,583	7,021
	Universal Health Services
	Inc. Class B	53,444	6,497
*	Henry Schein Inc.	67,355	5,590
*	Laboratory Corp. of America
	Holdings	34,695	5,570
	Humana Inc.	17,288	5,539
	Pfizer Inc.	113,097	4,870
*	Molina Healthcare Inc.	29,582	3,750
	Encompass Health Corp.	55,042	3,704
	STERIS plc	29,223	3,194
*	DaVita Inc.	45,209	3,044
*	WellCare Health Plans Inc.	9,794	2,703
*	Varian Medical Systems Inc.	20,456	2,442
	West Pharmaceutical
	Services Inc.	14,204	1,505
*	Tivity Health Inc.	41,562	1,430
*	LHC Group Inc.	8,876	812
*	Magellan Health Inc.	12,294	800
*	Amedisys Inc.	5,554	611
*	China Biologic Products
	Holdings Inc.	8,243	548
			165,727
Industrials (5.1%)
	Expeditors International of
	Washington Inc.	429,090	28,826
	Waste Management Inc.	276,960	24,780
	Republic Services Inc.
	Class A	289,648	21,052
	Harris Corp.	108,243	16,097
	BWX Technologies Inc.	247,041	14,442

	Rollins Inc.	206,167	12,205
	Carlisle Cos. Inc.	61,603	5,950
*	AerCap Holdings NV	103,556	5,186
	Hexcel Corp.	74,622	4,367
	Cintas Corp.	22,330	4,061
*	Teledyne Technologies Inc.	17,400	3,850
	General Dynamics Corp.	20,100	3,469
	National Presto Industries
	Inc.	17,011	2,121
	Curtiss-Wright Corp.	12,397	1,357
	EMCOR Group Inc.	18,738	1,330
*	AECOM	37,956	1,106
	Macquarie Infrastructure
	Corp.	27,341	1,010
	UniFirst Corp.	5,821	869
	HEICO Corp.	10,113	848
	Comfort Systems USA Inc.	13,695	732
	MSA Safety Inc.	6,534	682
	Valmont Industries Inc.	5,378	669
	Deluxe Corp.	9,002	425
			155,434
Information Technology (9.0%)
3	Jack Henry & Associates
	Inc.	281,537	42,183
	Amdocs Ltd.	630,040	39,863
	Broadridge Financial
	Solutions Inc.	275,256	32,188
	Fidelity National Information
	Services Inc.	272,519	28,369
3	Paychex Inc.	353,707	23,164
	MAXIMUS Inc.	173,647	11,282
	Motorola Solutions Inc.	78,062	9,567
*	Fiserv Inc.	115,386	9,150
	Automatic Data Processing
	Inc.	60,455	8,710
	Genpact Ltd.	278,103	7,623
	Amphenol Corp. Class A	82,408	7,376
*	Synopsys Inc.	67,688	6,060
*	Tyler Technologies Inc.	24,828	5,255
	Booz Allen Hamilton Holding
	Corp. Class A	102,212	5,064
	Juniper Networks Inc.	156,113	4,569
	Dolby Laboratories Inc.
	Class A	59,626	4,103
*	F5 Networks Inc.	22,708	3,980
	FLIR Systems Inc.	74,832	3,466
*	Black Knight Inc.	62,108	3,029
	InterDigital Inc.	41,765	2,963
*	Bottomline Technologies
	DE Inc.	38,975	2,597
*	Check Point Software
	Technologies Ltd.	23,274	2,583
	CDK Global Inc.	43,763	2,505
	Western Union Co.	135,346	2,442
*	Euronet Worldwide Inc.	14,108	1,569

18

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
*	ExlService Holdings Inc.	19,412	1,244
*	ARRIS International plc	40,521	1,008
*	InterXion Holding NV	15,315	902
^,*	ViaSat Inc.	13,617	868
*	CACI International Inc.
	Class A	4,783	854
*	CoreLogic Inc.	17,606	715
*	Viavi Solutions Inc.	58,513	675
*	EPAM Systems Inc.	5,057	604
			276,530
Materials (2.5%)
	AptarGroup Inc.	269,622	27,491
	Kaiser Aluminum Corp.	151,369	14,436
	Sonoco Products Co.	199,070	10,865
	Avery Dennison Corp.	64,931	5,891
	Royal Gold Inc.	62,016	4,752
	Compass Minerals
	International Inc.	75,877	3,681
	Newmont Mining Corp.	93,385	2,887
	Reliance Steel &
	Aluminum Co.	27,134	2,141
	Bemis Co. Inc.	42,690	1,954
	Silgan Holdings Inc.	33,250	799
	Sensient Technologies Corp.	8,876	576
			75,473
Real Estate (6.7%)
	Equity Commonwealth	863,590	25,718
	Mid-America Apartment
	Communities Inc.	162,078	15,837
	Highwoods Properties Inc.	283,495	12,088
	Rayonier Inc.	379,328	11,456
	PS Business Parks Inc.	86,994	11,361
	Equity LifeStyle Properties
	Inc.	107,882	10,215
4	Apple Hospitality REIT Inc.	571,933	9,248
	Lamar Advertising Co.
	Class A	116,889	8,570
	UDR Inc.	175,503	6,878
	WP Carey Inc.	91,102	6,014
4	Hudson Pacific Properties
	Inc.	187,041	5,667
	Camden Property Trust	57,562	5,196
	Sun Communities Inc.	50,564	5,080
	EastGroup Properties Inc.	52,849	5,062
	STAG Industrial Inc.	187,110	4,951
	American Homes 4 Rent
	Class A	204,147	4,301
	First Industrial Realty
	Trust Inc.	139,199	4,273
	Gaming and Leisure
	Properties Inc.	112,776	3,800
	Douglas Emmett Inc.	98,502	3,565
	Life Storage Inc.	33,170	3,123
	Piedmont Office Realty
	Trust Inc. Class A	161,294	2,907

	Empire State Realty Trust
	Inc.	175,348	2,781
	National Health Investors
	Inc.	37,412	2,748
	Healthcare Realty Trust Inc.	97,524	2,717
	Rexford Industrial Realty Inc.	78,188	2,476
	Terreno Realty Corp.	58,765	2,200
	Cousins Properties Inc.	262,880	2,185
	Liberty Property Trust	49,083	2,055
	AvalonBay Communities Inc.	10,754	1,886
	Healthcare Trust of America
	Inc. Class A	61,219	1,608
	Medical Properties Trust Inc. 106,807		1,587
^	National Retail Properties
	Inc.	33,465	1,565
	Invitation Homes Inc.	67,685	1,481
	Duke Realty Corp.	50,390	1,389
	CubeSmart	47,614	1,380
	Weyerhaeuser Co.	49,320	1,313
	Kilroy Realty Corp.	17,238	1,187
	Outfront Media Inc.	64,294	1,139
	CorePoint Lodging Inc.	58,159	952
	Urstadt Biddle Properties
	Inc. Class A	40,998	816
	Alexandria Real Estate
	Equities Inc.	5,878	719
	Corporate Office Properties
	Trust	25,619	662
	Ryman Hospitality
	Properties Inc.	8,425	654
	Brandywine Realty Trust	45,892	645
	Hospitality Properties Trust	24,687	633
	VEREIT Inc.	82,255	603
	Universal Health Realty
	Income Trust	8,800	564
	Paramount Group Inc.	38,100	545
			203,800
Utilities (4.0%)
	IDACORP Inc.	201,663	18,807
3	Ameren Corp.	192,534	12,434
	Hawaiian Electric Industries
	Inc.	310,402	11,578
	NorthWestern Corp.	183,765	10,798
	ALLETE Inc.	132,946	9,838
	Portland General Electric Co. 182,616		8,232
	OGE Energy Corp.	176,784	6,391
	MDU Resources Group Inc.	253,723	6,333
	Southern Co.	133,667	6,019
	DTE Energy Co.	44,247	4,973
	FirstEnergy Corp.	119,247	4,446
	CMS Energy Corp.	77,812	3,853
	WEC Energy Group Inc.	51,120	3,497
	Pinnacle West Capital Corp.	37,117	3,053
	NiSource Inc.	117,675	2,984
	El Paso Electric Co.	50,531	2,883

19

Global Minimum Volatility Fund

		Market
		Value•
	Shares	($000)
Eversource Energy	36,445	2,306
Alliant Energy Corp.	47,673	2,049
Evergy Inc.	21,457	1,201
Black Hills Corp.	13,028	775
		122,450
		1,678,535
Total Common Stocks
(Cost $2,868,313)		3,034,830
Temporary Cash Investments (1.1%)[1]
Money Market Fund (1.1%)
[5,6] Vanguard Market Liquidity
Fund, 2.308%	316,720	31,672

	Face
	Amount
	($000)
U. S. Government and Agency Obligations (0.0%)
4 United States Treasury
Bill, 2.088%, 12/27/18	1,000	996
Total Temporary Cash Investments
(Cost $32,668)		32,668
Total Investments (100.3%)
(Cost $2,900,981)		3,067,498

		Amount
		($000)
Other Assets and Liabilities (-0.3%)
Other Assets
Investment in Vanguard		161
Receivables for Accrued Income		5,924
Receivables for Capital Shares Issued		2,763
Variation Margin Receivable—
Futures Contracts		105
Unrealized Appreciation—
Forwards Contracts		11,982
Other Assets		184
Total Other Assets		21,119
Liabilities
Payables for Investment Securities
Purchased		(5,098)
Collateral for Securities on Loan		(22,047)
Payables for Capital Shares Redeemed		(1,444)
Payables to Vanguard		(510)
Variation Margin Payable—
Futures Contracts		(9)
Unrealized Depreciation—
Forwards Contracts		(1,762)
Total Liabilities		(30,870)
Net Assets (100%)		3,057,747

At October 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	2,697,348
Total Distributable Earnings (Loss)	360,399
Net Assets	3,057,747

Investor Shares—Net Assets
Applicable to 37,412,087 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	515,362
Net Asset Value Per Share—
Investor Shares	$13.78

Admiral Shares—Net Assets
Applicable to 92,183,094 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,542,385
Net Asset Value Per Share—
Admiral Shares	$27.58

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $20,965,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 99.7% and 0.6%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the
Securities Act of 1933. Such securities may be sold in
transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the aggregate value of these securities was $8,718,000, representing 0.3% of
net assets.
3 Securities with a value of $3,359,000 have been segregated as collateral for open forward currency contracts.
4 Securities with a value of $1,172,000 have been segregated as initial margin for open futures contracts.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
6 Includes $22,047,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
REIT—Real Estate Investment Trust.

Global Minimum Volatility Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
						($000)
						Value and
			Number of			Unrealized
			Long (Short)		Notional	Appreciation
		Expiration	Contracts		Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2018			76	10,302	130
FTSE 100 Index	December 2018			14	1,272	(18)
Dow Jones EURO STOXX 50 Index	December 2018			34	1,230	(57)
Topix Index	December 2018			5	727	5
S&P ASX 200 Index	December 2018			6	616	(35)
						25

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Deutsche Bank AG	11/15/18	TWD	494,646	USD	15,990	12
Goldman Sachs International	11/15/18	JPY	1,290,037	USD	11,491	(45)
BNP Paribas	11/15/18	USD	279,532	EUR	243,531	3,366
Deutsche Bank AG	11/15/18	USD	248,592	JPY	28,102,783	(740)
Toronto-Dominion Bank	11/15/18	USD	163,664	GBP	125,077	3,686
Toronto-Dominion Bank	11/15/18	USD	124,164	CAD	161,131	1,734
Toronto-Dominion Bank	11/15/18	USD	98,793	CHF	97,952	1,405
Deutsche Bank AG	11/15/18	USD	92,591	AUD	131,059	(233)
Toronto-Dominion Bank	11/15/18	USD	88,807	HKD	695,435	76
Deutsche Bank AG	11/15/18	USD	57,027	KRW	64,673,941	251
Goldman Sachs International	11/15/18	USD	43,632	INR	3,253,406	(284)
BNP Paribas	11/15/18	USD	35,755	TWD	1,108,589	(109)
Deutsche Bank AG	11/15/18	USD	31,726	SEK	288,804	128
Toronto-Dominion Bank	11/16/18	USD	24,453	BRL	91,801	(175)
Goldman Sachs International	11/15/18	USD	17,568	SGD	24,347	(14)
Goldman Sachs International	11/15/18	USD	14,741	DKK	95,734	189
Goldman Sachs International	11/15/18	USD	13,224	MXN	253,082	796
Goldman Sachs International	11/15/18	USD	9,350	EUR	8,256	(13)
BNP Paribas	11/15/18	USD	8,497	NOK	70,423	138

21

Global Minimum Volatility Fund

Forward Currency Contracts (continued)
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Deutsche Bank AG	11/15/18	USD	6,604	IDR	101,881,401	(85)
BNP Paribas	11/15/18	USD	5,675	ILS	20,615	127
Goldman Sachs International	11/15/18	USD	3,448	CLP	2,348,307	72
BNP Paribas	11/15/18	USD	3,100	NZD	4,819	(44)
Goldman Sachs International	11/15/18	USD	1,716	HKD	13,434	2
Goldman Sachs International	11/15/18	USD	1,517	ZAR	22,667	(17)
Goldman Sachs International	11/15/18	USD	593	JPY	67,058	(2)
Goldman Sachs International	11/15/18	USD	52	NZD	81	(1)
						10,220

AUD—Australian dollar.
BRL—Brazilian real.
CAD—Canadian dollar.
CHF—Swiss franc.
CLP—Chilean peso.
DKK—Danish krone.
EUR—Euro.
GBP—British pound.
HKD—Hong Kong dollar.
IDR—Indonesian rupiah.
ILS—Israeli shekel.
INR—Indian rupee.
JPY—Japanese yen.
KRW—Korean won.
MXN—Mexican peso.
NOK—Norwegian krone.
NZD—New Zealand dollar.
SEK—Swedish krona.
SGD—Singapore dollar.
TWD—Taiwanese dollar.
USD—U.S. dollar.
ZAR—South African rand.

At October 31, 2018, the counterparties had deposited in segregated accounts securities with a value of $9,693,000 in connection with open forward currency contracts. After October 31, 2018, the counterparties posted additional collateral of $1,603,000 in connection with open forward currency contracts as of October 31, 2018.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Global Minimum Volatility Fund

Statement of Operations

Year Ended
October 31, 2018
($000)
Investment Income
Income
Dividends[1]	74,040
Interest [2]	360
Securities Lending—Net	638
Total Income	75,038
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,254
Management and Administrative—Investor Shares	783
Management and Administrative—Admiral Shares	1,698
Marketing and Distribution—Investor Shares	106
Marketing and Distribution—Admiral Shares	165
Custodian Fees	210
Auditing Fees	45
Shareholders’ Reports and Proxy—Investor Shares	16
Shareholders’ Reports and Proxy—Admiral Shares	26
Trustees’ Fees and Expenses	2
Total Expenses	4,305
Net Investment Income	70,733
Realized Net Gain (Loss)
Investment Securities Sold [2]	93,642
Futures Contracts	603
Forward Currency Contracts	58,203
Foreign Currencies	(2)
Realized Net Gain (Loss)	152,446
Change in Unrealized Appreciation (Depreciation)
Investment Securities [2]	(146,981)
Futures Contracts	(164)
Forward Currency Contracts	4,700
Foreign Currencies	6
Change in Unrealized Appreciation (Depreciation)	(142,439)
Net Increase (Decrease) in Net Assets Resulting from Operations	80,740

1 Dividends are net of foreign withholding taxes of $3,542,000.
2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $336,000, ($4,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Global Minimum Volatility Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	70,733	48,457
Realized Net Gain (Loss)	152,446	7,873
Change in Unrealized Appreciation (Depreciation)	(142,439)	229,772
Net Increase (Decrease) in Net Assets Resulting from Operations	80,740	286,102
Distributions
Net Investment Income
Investor Shares	(12,387)	(11,274)
Admiral Shares	(40,756)	(32,305)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(53,143)	(43,579)
Capital Share Transactions
Investor Shares	(31,299)	57,675
Admiral Shares	822,933	367,340
Net Increase (Decrease) from Capital Share Transactions	791,634	425,015
Total Increase (Decrease)	819,231	667,538
Net Assets
Beginning of Period	2,238,516	1,570,978
End of Period	3,057,747	2,238,516

See accompanying Notes, which are an integral part of the Financial Statements.

24

Global Minimum Volatility Fund

Financial Highlights

Investor Shares
					Dec. 12,
					2013[1] to
For a Share Outstanding	Year Ended October 31,				Oct. 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$13.57	$11.92	$11.81	$11.41	$10.00
Investment Operations
Net Investment Income	. 374 [2]	.324[2]	.293	.288[2]	.262
Net Realized and Unrealized Gain (Loss)
on Investments	.148	1.650	.181	.795	1.172
Total from Investment Operations	.522	1.974	.474	1.083	1.434
Distributions
Dividends from Net Investment Income	(. 312)	(. 324)	(. 205)	(. 280)	(. 024)
Distributions from Realized Capital Gains	—	—	(.159)	(.403)	—
Total Distributions	(. 312)	(. 324)	(. 364)	(. 683)	(. 024)
Net Asset Value, End of Period	$13.78	$13.57	$11.92	$11.81	$11.41

Total Return[3]	3.89%	16.93%	4.23%	9.93%	14.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$515	$539	$419	$451	$360
Ratio of Total Expenses to Average Net Assets	0.23%	0.25%	0.25%	0.27%	0.30%[4]
Ratio of Net Investment Income to
Average Net Assets	2.66%	2.54%	2.63%	2.52%	3.18%[4]
Portfolio Turnover Rate	24%	37%	58%	57%	49%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Global Minimum Volatility Fund

Financial Highlights

Admiral Shares
					Dec. 12,
					2013[1] to
For a Share Outstanding	Year Ended October 31,				Oct. 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$27.15	$23.86	$23.62	$22.83	$20.00
Investment Operations
Net Investment Income	.758 [2]	.668 [2]	.608	.605 [2]	.546
Net Realized and Unrealized Gain (Loss)
on Investments	.297	3.295	.377	1.576	2.332
Total from Investment Operations	1.055	3.963	.985	2.181	2.878
Distributions
Dividends from Net Investment Income	(. 625)	(. 673)	(. 427)	(. 585)	(. 048)
Distributions from Realized Capital Gains	—	—	(.318)	(.806)	—
Total Distributions	(. 625)	(. 673)	(.745)	(1.391)	(. 048)
Net Asset Value, End of Period	$27.58	$27.15	$23.86	$23.62	$22.83

Total Return[3]	3.93%	16.99%	4.39%	10.00%	14.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,542	$1,699	$1,152	$757	$115
Ratio of Total Expenses to Average Net Assets	0.15%	0.17%	0.17%	0.21%	0.20%[4]
Ratio of Net Investment Income to
Average Net Assets	2.74%	2.62%	2.71%	2.58%	3.28%[4]
Portfolio Turnover Rate	24%	37%	58%	57%	49%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Global Minimum Volatility Fund

Notes to Financial Statements

Vanguard Global Minimum Volatility Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk and volatility associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposure. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty

27

Global Minimum Volatility Fund

risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 47% of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

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Global Minimum Volatility Fund

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2018, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

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Global Minimum Volatility Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2018, the fund had contributed to Vanguard capital in the amount of $161,000, representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of October 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—International	279,560	1,076,735	—
Common Stocks—United States	1,678,535	—	—
Temporary Cash Investments	31,672	996	—
Futures Contracts—Assets[1]	105	—	—
Futures Contracts—Liabilities[1]	(9)	—	—
Forward Currency Contracts—Assets	—	11,982	—
Forward Currency Contracts—Liabilities	—	(1,762)	—
Total	1,989,863	1,087,951	—
1 Represents variation margin on the last day of the reporting period.

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Global Minimum Volatility Fund

D. At October 31, 2018, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	105	—	105
Unrealized Appreciation—Forward Currency Contracts	—	11,982	11,982
Total Assets	105	11,982	12,087

Variation Margin Payable—Futures Contracts	(9)	—	(9)
Unrealized Depreciation—Forward Currency Contracts	—	(1,762)	(1,762)
Total Liabilities	(9)	(1,762)	(1,771)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2018, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	603	—	603
Forward Currency Contracts	—	58,203	58,203
Realized Net Gain (Loss) on Derivatives	603	58,203	58,806

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(164)	—	(164)
Forward Currency Contracts	—	4,700	4,700
Change in Unrealized Appreciation (Depreciation) on Derivatives	(164)	4,700	4,536

E. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for foreign currency transactions, passive foreign investment companies, and distributions in connection with fund share redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	10,425
Total Distributable Earnings (Loss)	(10,425)

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Global Minimum Volatility Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales, the realization of unrealized gains or losses on certain futures contracts and forward currency contracts, and unrealized gains on passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	99,275
Undistributed Long-Term Gains	97,243
Capital Loss Carryforwards (Non-expiring)*	—
Net Unrealized Gains (Losses)	164,166

* The fund used capital loss carryforwards of $7,155,000 to offset taxable capital gains realized during the year ended October 31, 2018, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

As of October 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	2,903,324
Gross Unrealized Appreciation	324,180
Gross Unrealized Depreciation	(159,964)
Net Unrealized Appreciation (Depreciation)	164,216

F. During the year ended October 31, 2018, the fund purchased $1,478,756,000 of investment securities and sold $614,859,000 of investment securities, other than temporary cash investments.

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Global Minimum Volatility Fund

G. Capital share transactions for each class of shares were:
			Year Ended October 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	148,795	10,734	195,539	15,366
Issued in Lieu of Cash Distributions	11,552	854	10,598	886
Redeemed	(191,646)	(13,898)	(148,462)	(11,703)
Net Increase (Decrease)—Investor Shares	(31,299)	(2,310)	57,675	4,549
Admiral Shares
Issued	1,279,510	46,244	705,355	27,658
Issued in Lieu of Cash Distributions	35,011	1,294	28,030	1,172
Redeemed	(491,588)	(17,935)	(366,045)	(14,509)
Net Increase (Decrease)—Admiral Shares	822,933	29,603	367,340	14,321

H. Management has determined that no events or transactions occurred subsequent to October 31, 2018, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard Global Minimum Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Global Minimum Volatility Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 18, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

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Special 2018 tax information (unaudited) for Vanguard Global Minimum Volatility Fund

This information for the fiscal year ended October 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $38,885,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 20.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Global Minimum Volatility Fund Investor Shares
Periods Ended October 31, 2018

		Since
	One	Inception
	Year	(12/12/2013)
Returns Before Taxes	3.89%	9.98%
Returns After Taxes on Distributions	3.21	9.00
Returns After Taxes on Distributions and Sale of Fund Shares	2.56	7.57

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended October 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Minimum Volatility Fund	4/30/2018	10/31/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,018.48	$1.07
Admiral Shares	1,000.00	1,018.09	0.66
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.15	$1.07
Admiral Shares	1,000.00	1,024.55	0.66

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.21% for Investor Shares and 0.13% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

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Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

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Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
Institutional Investor Services > 800-523-1036	rights reserved.
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273	CFA® is a registered trademark owned by CFA Institute.

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review information about your fund on the
SEC’s website, and you can receive copies of this
information, for a fee, by sending a request via email
addressed to publicinfo@sec.gov.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q11940 122018

Annual Report | October 31, 2018
Vanguard High Dividend Yield Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Fund Profile.	5
Performance Summary.	7
Financial Statements.	9
Your Fund’s After-Tax Returns.	27
About Your Fund’s Expenses.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• For the 12 months ended October 31, 2018, Vanguard High Dividend Yield Index Fund returned 3.96% for Investor Shares. That performance was in line with the 4.12% return of its benchmark after taking into account the costs of running the fund, and it was more than the 3.07% average return of its peers.

• Stocks rallied through early 2018 on robust global economic momentum, but the environment grew more challenging—especially in late winter and just before the close of the period—amid concerns that included flagging growth outside the United States, inflation at home, and flare-ups in trade tensions.

• U.S. companies that are committed to paying larger-than-average dividends underperformed the broad U.S. stock market.

• The fund posted positive results in six of its ten market sectors. Consumer services and health care stood out, with double-digit returns. Basic materials lagged the most.

Total Returns: Fiscal Year Ended October 31, 2018
Total
Returns
Vanguard High Dividend Yield Index Fund
Investor Shares	3.96%
ETF Shares
Market Price	4.00
Net Asset Value	4.05
FTSE High Dividend Yield Index	4.12
Equity Income Funds Average	3.07

Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Total Returns: Ten Years Ended October 31, 2018
Average
Annual Return
High Dividend Yield Index Fund Investor Shares	12.12%
FTSE High Dividend Yield Index	12.32
Equity Income Funds Average	10.47
Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Peer Group
	Shares	Shares	Average
High Dividend Yield Index Fund	0.15%	0.08%	1.15%

The fund expense ratios shown are from the prospectus dated February 22, 2018, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2018, the fund’s expense ratios were 0.14% for Investor Shares and 0.06% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Equity Income Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

3

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
November 16, 2018

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	6.98%	11.31%	11.05%
Russell 2000 Index (Small-caps)	1.85	10.68	8.01
Russell 3000 Index (Broad U.S. market)	6.60	11.27	10.81
FTSE All-World ex US Index (International)	-7.99	4.57	2.01

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.05%	1.04%	1.83%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.51	1.90	3.25
FTSE Three-Month U. S. Treasury Bill Index	1.67	0.86	0.52

CPI
Consumer Price Index	2.52%	2.07%	1.60%

4

High Dividend Yield Index Fund

Fund Profile
As of October 31, 2018

Share-Class Characteristics
	Investor	ETF
	Shares	Shares
Ticker Symbol	VHDYX	VYM
Expense Ratio[1]	0.15%	0.08%
30-Day SEC Yield	3.25%	3.35%

Portfolio Characteristics
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	FA Index
Number of Stocks	402	398	3,806
Median Market
Cap	$104.9B	$104.9B	$71.6B
Price/Earnings
Ratio	15.3x	15.4x	18.5x
Price/Book Ratio	2.4x	2.4x	2.9x
Return on Equity	15.4%	15.2%	15.0%
Earnings Growth
Rate	3.3%	3.5%	8.2%
Dividend Yield	3.2%	3.2%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	13%	—	—
Short-Term
Reserves	-0.2%	—	—

Volatility Measures
	FTSE High	DJ
	Dividend	U.S. Total
	Yield	Market
	Index	FA Index
R-Squared	1.00	0.85
Beta	1.00	0.76

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Sector Diversification (% of equity exposure)
Fund
Basic Materials	3.7%
Consumer Goods	13.4
Consumer Services	9.7
Financials	15.7
Health Care	13.8
Industrials	11.2
Oil & Gas	9.4
Technology	10.6
Telecommunications	4.9
Utilities	7.6

Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

Ten Largest Holdings (% of total net assets)
Johnson & Johnson	Pharmaceuticals	3.8%
JPMorgan Chase & Co.	Banks	3.7
Exxon Mobil Corp.	Integrated Oil & Gas	3.4
Pfizer Inc.	Pharmaceuticals	2.5
Verizon Communications Fixed Line
Inc.	Telecommunications	2.4
Wells Fargo & Co.	Banks	2.3
AT&T Inc.	Fixed Line
	Telecommunications	2.3
Procter & Gamble Co.	Nondurable
	Household Products	2.2
Intel Corp.	Semiconductors	2.2
Cisco Systems Inc.	Telecommunications
	Equipment	2.2
Top Ten		27.0%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated February 22, 2018, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2018, the expense ratios were 0.14% for Investor Shares and 0.06% for ETF Shares.

5

High Dividend Yield Index Fund

Investment Focus

6

High Dividend Yield Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2008, Through October 31, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2018
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
High Dividend Yield Index Fund Investor
Shares	3.96%	9.94%	12.12%	$31,394
FTSE High Dividend Yield Index	4.12	10.10	12.32	31,947
Equity Income Funds Average	3.07	7.40	10.47	27,073
Dow Jones U.S. Total Stock Market
Float Adjusted Index	6.56	10.76	13.36	35,036

Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

7

High Dividend Yield Index Fund

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
High Dividend Yield Index Fund ETF Shares
Net Asset Value	4.05%	10.02%	12.22%	$31,685
FTSE High Dividend Yield Index	4.12	10.10	12.32	31,947
Dow Jones U.S. Total Stock Market Float
Adjusted Index	6.56	10.76	13.36	35,036

Cumulative Returns of ETF Shares: October 31, 2008, Through October 31, 2018
	One	Five	Ten
	Year	Years	Years
High Dividend Yield Index Fund ETF Shares Market
Price	4.00%	60.99%	215.86%
High Dividend Yield Index Fund ETF Shares Net
Asset Value	4.05	61.18	216.85
FTSE High Dividend Yield Index	4.12	61.76	219.47

Fiscal-Year Total Returns (%): October 31, 2008, Through October 31, 2018

Average Annual Total Returns: Periods Ended September 30, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	11/16/2006	10.58%	11.96%	10.87%
ETF Shares	11/10/2006
Market Price		10.70	12.04	10.94
Net Asset Value		10.67	12.04	10.97

8

High Dividend Yield Index Fund

Financial Statements

Statement of Net Assets
As of October 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

		Market
		Value•
	Shares	($000)
Common Stocks (99.7%)[1]
Basic Materials (3.6%)
DowDuPont Inc.	6,883,780	371,174
Linde plc	1,690,315	279,697
Air Products &
Chemicals Inc.	649,765	100,291
LyondellBasell Industries
NV Class A	951,442	84,935
Nucor Corp.	942,426	55,716
International Paper Co.	1,211,116	54,936
CF Industries Holdings
Inc.	690,407	33,160
RPM International Inc.	388,743	23,779
Reliance Steel &
Aluminum Co.	207,779	16,398
Olin Corp.	493,078	9,960
Domtar Corp.	184,282	8,534
Scotts Miracle-Gro Co.	118,548	7,912
Commercial Metals Co.	342,398	6,526
Compass Minerals
International Inc.	100,304	4,866
Schweitzer-Mauduit
International Inc.	89,688	2,863
PH Glatfelter Co.	126,719	2,268
Schnitzer Steel
Industries Inc.	76,702	2,063
Innophos Holdings Inc.	57,021	1,671
^ Nexa Resources SA	104,728	1,168
§,* Ferroglobe R&W Trust	166,085	—
		1,067,917
Consumer Goods (13.4%)
Procter & Gamble Co.	7,385,086	654,909
Coca-Cola Co.	11,340,615	542,989
PepsiCo Inc.	4,199,925	471,988
Philip Morris
International Inc.	4,605,171	405,577
Altria Group Inc.	5,613,278	365,088
Colgate-Palmolive Co.	2,525,965	150,421

General Motors Co.	3,890,128	142,340
Ford Motor Co.	11,658,996	111,343
Kimberly-Clark Corp.	1,032,347	107,674
Kraft Heinz Co.	1,785,925	98,172
VF Corp.	958,253	79,420
Archer-Daniels-Midland
Co.	1,654,177	78,160
General Mills Inc.	1,756,500	76,935
Clorox Co.	380,176	56,437
Conagra Brands Inc.	1,384,582	49,291
Kellogg Co.	735,294	48,147
Hershey Co.	415,530	44,524
Genuine Parts Co.	423,410	41,460
Tapestry Inc.	853,186	36,098
JM Smucker Co.	325,793	35,290
Molson Coors Brewing
Co. Class B	513,867	32,887
Hasbro Inc.	343,738	31,524
Bunge Ltd.	416,779	25,757
Coca-Cola European
Partners plc	546,529	24,862
Garmin Ltd.	337,170	22,307
Whirlpool Corp.	193,889	21,281
Newell Brands Inc.	1,337,886	21,246
Campbell Soup Co.	525,039	19,642
Harley-Davidson Inc.	497,349	19,009
Hanesbrands Inc.	1,101,263	18,898
Polaris Industries Inc.	173,616	15,448
Leggett & Platt Inc.	390,361	14,174
Nu Skin Enterprises Inc.
Class A	162,748	11,428
Flowers Foods Inc.	532,228	10,277
Coty Inc. Class A	673,673	7,107
B&G Foods Inc.	196,568	5,119
Universal Corp.	73,050	4,957
HNI Corp.	128,165	4,856
Steelcase Inc. Class A	247,656	4,111
Vector Group Ltd.	303,607	4,105
MDC Holdings Inc.	145,151	4,079

9

High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Nutrisystem Inc.	88,746	3,156
Sturm Ruger & Co. Inc.	49,044	2,913
Knoll Inc.	141,991	2,819
Dean Foods Co.	299,329	2,392
National Presto
Industries Inc.	14,650	1,826
Ethan Allen Interiors Inc.	81,254	1,555
Tupperware Brands Corp.	396	14
		3,934,012
Consumer Services (9.6%)
Comcast Corp. Class A	13,545,432	516,623
Walmart Inc.	4,229,903	424,175
McDonald’s Corp.	2,302,429	407,300
CVS Health Corp.	3,012,834	218,099
Walgreens Boots
Alliance Inc.	2,508,083	200,070
Target Corp.	1,589,644	132,942
Delta Air Lines Inc.	1,891,645	103,530
Sysco Corp.	1,411,503	100,682
Carnival Corp.	1,201,297	67,321
Las Vegas Sands Corp.	1,058,133	53,997
Best Buy Co. Inc.	716,235	50,251
Omnicom Group Inc.	658,960	48,974
Darden Restaurants Inc.	366,892	39,092
Kohl’s Corp.	494,798	37,471
Viacom Inc. Class B	1,046,139	33,456
Macy’s Inc.	905,889	31,063
Interpublic Group of
Cos. Inc.	1,137,189	26,337
Nordstrom Inc.	348,346	22,911
KAR Auction Services
Inc.	398,320	22,680
Nielsen Holdings plc	717,599	18,643
Gap Inc.	668,406	18,247
H&R Block Inc.	608,494	16,149
Williams-Sonoma Inc.	253,048	15,026
Wyndham Hotels &
Resorts Inc.	290,085	14,298
Cinemark Holdings Inc.	316,936	13,175
L Brands Inc.	379,353	12,299
Six Flags Entertainment
Corp.	211,578	11,396
American Eagle
Outfitters Inc.	475,675	10,969
Wyndham Destinations
Inc.	290,284	10,415
Signet Jewelers Ltd.	182,801	10,246
Tribune Media Co.
Class A	259,622	9,868
Extended Stay America
Inc.	561,538	9,142
Cracker Barrel Old
Country Store Inc.	56,455	8,958
TEGNA Inc.	634,703	7,324

John Wiley & Sons Inc.
Class A	130,371	7,071
Bed Bath & Beyond Inc.	467,548	6,424
Sinclair Broadcast Group
Inc. Class A	212,665	6,091
Meredith Corp.	115,969	5,979
Big Lots Inc.	136,731	5,677
DSW Inc. Class A	211,230	5,608
Brinker International Inc.	129,287	5,605
International Game
Technology plc	292,111	5,419
Penske Automotive
Group Inc.	116,605	5,175
GameStop Corp. Class A	341,130	4,980
Office Depot Inc.	1,782,042	4,562
Sonic Corp.	101,541	4,395
Abercrombie & Fitch Co.	219,178	4,318
Dine Brands Global Inc.	49,655	4,024
Guess? Inc.	182,238	3,871
Tailored Brands Inc.	165,531	3,478
Chico’s FAS Inc.	443,627	3,403
Gannett Co. Inc.	330,530	3,206
New Media Investment
Group Inc.	176,801	2,484
Buckle Inc.	110,233	2,249
Copa Holdings SA Class A 30,109		2,181
National CineMedia Inc.	230,798	2,066
SpartanNash Co.	107,301	1,915
Weis Markets Inc.	27,451	1,267
Speedway Motorsports
Inc.	32,995	512
Barnes & Noble Inc.	182	1
		2,825,090
Financials (15.7%)
JPMorgan Chase & Co.	9,915,994	1,081,042
Wells Fargo & Co.	12,870,704	685,108
US Bancorp	4,557,980	238,246
CME Group Inc.	1,006,821	184,490
PNC Financial Services
Group Inc.	1,375,389	176,724
Chubb Ltd.	1,373,689	171,587
BlackRock Inc.	365,005	150,170
Prudential Financial Inc.	1,244,482	116,707
BB&T Corp.	2,308,087	113,466
American International
Group Inc.	2,636,497	108,861
MetLife Inc.	2,504,273	103,151
Travelers Cos. Inc.	799,979	100,101
Aflac Inc.	2,264,610	97,537
SunTrust Banks Inc.	1,375,823	86,209
T. Rowe Price Group Inc.	699,342	67,829
KeyCorp	3,129,135	56,825
Regions Financial Corp.	3,263,897	55,388
Ameriprise Financial Inc.	419,914	53,430

10

High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Fifth Third Bancorp	1,978,386	53,397
Citizens Financial Group
Inc.	1,409,915	52,660
Huntington Bancshares
Inc.	3,243,346	46,477
Arthur J Gallagher & Co.	534,105	39,529
Principal Financial Group
Inc.	837,608	39,426
Cincinnati Financial Corp.	454,808	35,766
Franklin Resources Inc.	914,822	27,902
Fidelity National Financial
Inc.	781,808	26,151
Invesco Ltd.	1,201,024	26,074
Western Union Co.	1,323,983	23,885
Unum Group	613,500	22,245
American Financial
Group Inc.	212,565	21,263
Old Republic International
Corp.	838,281	18,484
People’s United Financial
Inc.	1,094,307	17,137
Cullen/Frost Bankers Inc.	169,155	16,564
Popular Inc.	298,211	15,510
First Horizon National
Corp.	958,460	15,470
Eaton Vance Corp.	342,313	15,421
PacWest Bancorp	363,362	14,760
Janus Henderson Group
plc	589,672	14,488
First American Financial
Corp.	321,623	14,258
Lazard Ltd. Class A	344,060	13,673
Axis Capital Holdings Ltd.	242,939	13,554
New York Community
Bancorp Inc.	1,409,265	13,501
Umpqua Holdings Corp.	648,554	12,452
FNB Corp.	954,297	11,289
Glacier Bancorp Inc.	249,860	10,594
Hancock Whitney Corp.	250,458	10,509
BankUnited Inc.	307,748	10,186
Chemical Financial Corp.	209,857	9,834
United Bankshares Inc.	293,918	9,749
Bank of Hawaii Corp.	123,341	9,675
Valley National Bancorp	949,443	9,475
Navient Corp.	774,917	8,974
Community Bank System
Inc.	147,718	8,625
Cathay General Bancorp	227,556	8,572
RLI Corp.	115,418	8,533
BGC Partners Inc. Class A	799,674	8,469
Investors Bancorp Inc.	726,796	8,126
Fulton Financial Corp.	507,075	8,118
Columbia Banking
System Inc.	215,136	7,979

	Old National Bancorp	444,441	7,933
	First Hawaiian Inc.	313,706	7,774
	First Financial Bancorp	280,924	7,352
	CVB Financial Corp.	329,138	7,192
	Legg Mason Inc.	250,538	7,070
	Federated Investors Inc.
	Class B	284,975	7,030
	Kennedy-Wilson
	Holdings Inc.	369,890	7,020
	ProAssurance Corp.	156,216	6,861
	Bank of NT Butterfield &
	Son Ltd.	160,606	6,471
	WesBanco Inc.	154,268	6,186
	Trustmark Corp.	198,253	6,106
	Hope Bancorp Inc.	366,346	5,305
	Moelis & Co. Class A	131,118	5,292
	Horace Mann Educators
	Corp.	121,487	4,772
	Mercury General Corp.	80,097	4,751
	Capitol Federal Financial
	Inc.	381,211	4,731
	AmTrust Financial
	Services Inc.	328,027	4,704
	Northwest Bancshares
	Inc.	282,709	4,563
	NBT Bancorp Inc.	124,463	4,542
	Provident Financial
	Services Inc.	183,524	4,478
	Westamerica
	Bancorporation	76,331	4,443
	Waddell & Reed Financial
	Inc. Class A	228,858	4,364
	HFF Inc. Class A	111,101	4,083
	S&T Bancorp Inc.	100,639	4,037
*	Clearway Energy Inc.	203,421	3,989
	First Commonwealth
	Financial Corp.	295,436	3,988
	Artisan Partners Asset
	Management Inc.
	Class A	140,171	3,842
	Sandy Spring Bancorp Inc.	102,869	3,657
	Brookline Bancorp Inc.	234,326	3,632
	CNA Financial Corp.	82,897	3,595
	Safety Insurance Group Inc.	42,869	3,570
	Boston Private Financial
	Holdings Inc.	242,535	3,274
	City Holding Co.	43,925	3,241
	BrightSphere Investment
	Group plc	237,947	2,713
	American National
	Insurance Co.	21,704	2,675
	Cohen & Steers Inc.	65,246	2,505
	Washington Trust
	Bancorp Inc.	43,873	2,253

11

High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
TFS Financial Corp.	146,749	2,159
Community Trust
Bancorp Inc.	45,819	2,085
TrustCo Bank Corp. NY	274,668	2,057
FBL Financial Group Inc.
Class A	29,117	2,008
* Clearway Energy Inc.
Class A	103,400	2,008
Flushing Financial Corp.	80,841	1,834
Oritani Financial Corp.	123,389	1,803
First Financial Corp.	35,652	1,635
Dime Community
Bancshares Inc.	95,324	1,537
Republic Bancorp Inc.
Class A	28,929	1,298
Maiden Holdings Ltd.	9,951	35
		4,604,078
Health Care (13.7%)
Johnson & Johnson	7,960,119	1,114,337
Pfizer Inc.	17,202,163	740,725
Merck & Co. Inc.	7,892,244	580,948
Amgen Inc.	1,919,681	370,095
AbbVie Inc.	4,492,955	349,777
Eli Lilly & Co.	2,826,116	306,464
Gilead Sciences Inc.	3,837,174	261,619
Bristol-Myers Squibb
Co.	4,848,634	245,050
Cardinal Health Inc.	920,396	46,572
Patterson Cos. Inc.	256,647	5,795
Meridian Bioscience Inc.	124,368	2,016
Owens & Minor Inc.	73,320	579
		4,023,977
Industrials (11.2%)
Boeing Co.	1,606,130	569,951
3M Co.	1,689,675	321,477
General Electric Co.	25,556,537	258,121
United Parcel Service
Inc. Class B	2,047,210	218,110
Lockheed Martin Corp.	735,407	216,099
Caterpillar Inc.	1,721,012	208,793
Automatic Data
Processing Inc.	1,305,650	188,118
Norfolk Southern Corp.	836,764	140,434
Illinois Tool Works Inc.	994,030	126,808
Emerson Electric Co.	1,859,924	126,252
Waste Management Inc.	1,277,667	114,313
Eaton Corp. plc	1,294,958	92,810
Johnson Controls
International plc	2,738,258	87,542
Paychex Inc.	950,627	62,256
Cummins Inc.	452,335	61,830
PACCAR Inc.	1,016,954	58,180
Republic Services Inc.
Class A	651,019	47,316

	Fastenal Co.	850,916	43,746
	CH Robinson Worldwide
	Inc.	409,365	36,446
	WestRock Co.	752,521	32,336
	Snap-on Inc.	166,092	25,568
	Packaging Corp. of
	America	276,761	25,409
	Xerox Corp.	660,573	18,410
	Hubbell Inc. Class B	161,697	16,445
	National Instruments
	Corp.	327,390	16,032
	Sonoco Products Co.	290,382	15,849
	MDU Resources Group
	Inc.	574,316	14,335
	Watsco Inc.	94,363	13,983
	Bemis Co. Inc.	268,329	12,281
	MSC Industrial Direct Co.
	Inc. Class A	132,816	10,766
	Ryder System Inc.	155,756	8,615
	Kennametal Inc.	238,931	8,470
	GATX Corp.	110,908	8,310
	Timken Co.	202,160	7,995
	ABM Industries Inc.	195,074	5,998
	Brady Corp. Class A	138,544	5,582
	Mobile Mini Inc.	131,003	5,387
	Otter Tail Corp.	115,666	5,213
	Covanta Holding Corp.	346,480	5,090
	Triton International Ltd.	157,168	5,056
	ManTech International
	Corp. Class A	78,205	4,480
	Greenbrier Cos. Inc.	93,405	4,432
	McGrath RentCorp	70,219	3,749
	Greif Inc. Class A	75,848	3,588
	Aircastle Ltd.	164,239	3,191
^	Ship Finance International
	Ltd.	243,779	3,047
	GasLog Ltd.	121,631	2,489
^	Seaspan Corp. Class A	266,457	2,382
	H&E Equipment Services
	Inc.	97,204	2,342
	AVX Corp.	138,354	2,308
	Briggs & Stratton Corp.	123,192	1,790
	Myers Industries Inc.	103,573	1,643
	American Railcar
	Industries Inc.	20,898	1,461
	Macquarie Infrastructure
	Corp.	37,503	1,386
	LSC Communications Inc.	139,037	1,311
^	Teekay Corp.	197,740	1,311
			3,286,642
Oil & Gas (9.4%)
	Exxon Mobil Corp.	12,561,212	1,000,877
	Chevron Corp.	5,647,566	630,551
	Schlumberger Ltd.	4,109,468	210,857

12

High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Occidental Petroleum
	Corp.	2,271,195	152,329
	Marathon Petroleum
	Corp.	1,980,000	139,491
	Phillips 66	1,245,971	128,111
	Valero Energy Corp.	1,275,761	116,209
	Kinder Morgan Inc.	5,622,553	95,696
	Williams Cos. Inc.	3,601,585	87,627
	ONEOK Inc.	1,213,983	79,637
	Targa Resources Corp.	657,951	33,996
	OGE Energy Corp.	590,529	21,348
	Helmerich & Payne Inc.	314,213	19,572
	Murphy Oil Corp.	485,648	15,473
	PBF Energy Inc. Class A	352,452	14,750
	Nabors Industries Ltd.	1,038,737	5,163
	SemGroup Corp. Class A	233,482	4,317
	Archrock Inc.	373,418	3,831
^	CVR Energy Inc.	45,563	1,959
			2,761,794
Other (0.0%)[2]
§,*	A Schulman Inc. CVR	77,422	148

Technology (10.6%)
	Intel Corp.	13,686,524	641,624
	Cisco Systems Inc.	13,958,271	638,591
	International Business
	Machines Corp.	2,723,689	314,395
	Broadcom Inc.	1,278,186	285,662
	QUALCOMM Inc.	4,395,455	276,430
	Texas Instruments Inc.	2,904,149	269,592
	HP Inc.	4,776,894	115,314
	Analog Devices Inc.	1,093,986	91,578
	Corning Inc.	2,362,565	75,484
	Hewlett Packard
	Enterprise Co.	4,484,257	68,385
	Xilinx Inc.	754,291	64,394
	KLA-Tencor Corp.	461,975	42,289
	Maxim Integrated
	Products Inc.	824,035	41,218
	CA Inc.	929,113	41,216
	Western Digital Corp.	887,722	38,234
	Seagate Technology plc	844,559	33,977
	Juniper Networks Inc.	1,010,365	29,573
	Cypress Semiconductor
	Corp.	1,062,603	13,750
	Cogent Communications
	Holdings Inc.	123,234	6,406
	Pitney Bowes Inc.	620,505	4,108
	TiVo Corp.	356,595	3,923
	NIC Inc.	188,150	2,504
	ADTRAN Inc.	139,310	1,872
	Xperi Corp.	142,610	1,854
			3,102,373

Telecommunications (4.9%)
Verizon
Communications Inc.	12,264,929	700,205
AT&T Inc.	21,551,621	661,203
CenturyLink Inc.	2,832,316	58,459
Telephone & Data
Systems Inc.	288,711	8,901
Consolidated
Communications
Holdings Inc.	142,427	1,783
Frontier Communications
Corp.	4	—
		1,430,551
Utilities (7.6%)
NextEra Energy Inc.	1,396,033	240,816
Duke Energy Corp.	2,113,675	174,653
Dominion Energy Inc.	1,930,969	137,910
Southern Co.	3,001,112	135,140
Exelon Corp.	2,858,907	125,249
American Electric
Power Co. Inc.	1,461,816	107,239
Sempra Energy	810,773	89,282
Public Service Enterprise
Group Inc.	1,494,530	79,853
Xcel Energy Inc.	1,506,875	73,852
Consolidated Edison Inc.	922,428	70,105
Edison International	941,275	65,315
WEC Energy Group Inc.	934,771	63,938
PPL Corp.	2,074,932	63,078
DTE Energy Co.	535,613	60,203
Eversource Energy	937,925	59,333
FirstEnergy Corp.	1,439,680	53,671
Ameren Corp.	720,136	46,506
Entergy Corp.	535,467	44,952
Evergy Inc.	802,084	44,909
CMS Energy Corp.	833,904	41,295
CenterPoint Energy Inc.	1,452,746	39,239
Atmos Energy Corp.	322,536	30,022
Alliant Energy Corp.	685,490	29,462
AES Corp.	1,957,096	28,534
NiSource Inc.	1,073,237	27,217
Pinnacle West Capital
Corp.	330,586	27,191
UGI Corp.	511,524	27,141
Vectren Corp.	246,272	17,616
Aqua America Inc.	527,172	17,149
SCANA Corp.	421,907	16,897
IDACORP Inc.	148,593	13,858
National Fuel Gas Co.	236,065	12,816
ONE Gas Inc.	153,443	12,108
Hawaiian Electric
Industries Inc.	321,607	11,996

13

High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Portland General Electric
	Co.	263,259	11,868
	New Jersey Resources
	Corp.	257,758	11,625
	ALLETE Inc.	151,600	11,218
	Southwest Gas Holdings
	Inc.	144,457	11,162
	Spire Inc.	145,288	10,545
	Avista Corp.	192,898	9,919
	Black Hills Corp.	157,288	9,359
	PNM Resources Inc.	234,303	9,000
	NorthWestern Corp.	148,727	8,739
	Avangrid Inc.	166,356	7,820
	South Jersey Industries
	Inc.	253,400	7,485
	El Paso Electric Co.	119,496	6,817
	Northwest Natural
	Holding Co.	84,775	5,493
	Pattern Energy Group Inc.
	Class A	266,544	4,777
	Atlantica Yield plc	175,110	3,434
			2,217,806
Total Common Stocks
(Cost $25,799,491)			29,254,388
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
[3,4]	Vanguard Market
	Liquidity Fund, 2.308%	279,805	27,981

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (0.0%)
5	United States Treasury
	Bill, 2.035%, 11/15/18	1,500	1,499
5	United States Treasury
	Bill, 2.059%, 11/29/18	1,000	998
5	United States Treasury
	Bill, 2.123%, 12/13/18	200	200
5	United States Treasury
	Bill, 2.365%, 3/21/19	200	198
			2,895
Total Temporary Cash Investments
(Cost $30,876)			30,876
Total Investments (99.8%)
(Cost $25,830,367)			29,285,264

Amount
($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in Vanguard	1,541
Receivables for Investment
Securities Sold	1,525
Receivables for Accrued Income	47,169
Receivables for Capital Shares Issued	6,419
Variation Margin Receivable—
Futures Contracts	719
Other Assets [5]	531
Total Other Assets	57,904
Liabilities
Payables for Investment Securities
Purchased	(36)
Collateral for Securities on Loan	(2,674)
Payables for Capital Shares Redeemed	(3,879)
Payables to Vanguard	(5,641)
Total Liabilities	(12,230)
Net Assets (100%)	29,330,938

At October 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	26,303,805
Total Distributable Earnings (Loss)	3,027,133
Net Assets	29,330,938

Investor Shares—Net Assets
Applicable to 242,632,721 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,003,218
Net Asset Value Per Share—
Investor Shares	$32.98

14

High Dividend Yield Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 256,156,479 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	21,327,720
Net Asset Value Per Share—
ETF Shares	$83.26

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $2,789,000.
§ Security value determined using significant unobservable inputs.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 100.0% and -0.2%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
4 Includes $2,674,000 of collateral received for securities on loan.
5 Securities with a value of $2,895,000 and cash of $478,000 have been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2018	557	75,504	(4,942)

See accompanying Notes, which are an integral part of the Financial Statements.

15

High Dividend Yield Index Fund

Statement of Operations

Year Ended
October 31, 2018
($000)
Investment Income
Income
Dividends	919,242
Interest[1]	821
Securities Lending—Net	655
Total Income	920,718
Expenses
The Vanguard Group—Note B
Investment Advisory Services	3,332
Management and Administrative—Investor Shares	8,813
Management and Administrative—ETF Shares	8,361
Marketing and Distribution—Investor Shares	1,398
Marketing and Distribution—ETF Shares	976
Custodian Fees	425
Auditing Fees	34
Shareholders’ Reports and Proxy—Investor Shares	99
Shareholders’ Reports and Proxy—ETF Shares	540
Trustees’ Fees and Expenses	19
Total Expenses	23,997
Net Investment Income	896,721
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	2,076,282
Futures Contracts	276
Realized Net Gain (Loss)	2,076,558
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(1,850,349)
Futures Contracts	(6,785)
Change in Unrealized Appreciation (Depreciation)	(1,857,134)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,116,145

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $709,000, ($8,000), and $4,000, respectively.
2 Includes $2,313,174,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

16

High Dividend Yield Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	896,721	763,919
Realized Net Gain (Loss)	2,076,558	853,945
Change in Unrealized Appreciation (Depreciation)	(1,857,134)	2,723,767
Net Increase (Decrease) in Net Assets Resulting from Operations	1,116,145	4,341,631
Distributions
Net Investment Income
Investor Shares	(235,382)	(210,236)
ETF Shares	(640,458)	(567,866)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Total Distributions	(875,840)	(778,102)
Capital Share Transactions
Investor Shares	350,836	718,901
ETF Shares	1,139,552	1,941,695
Net Increase (Decrease) from Capital Share Transactions	1,490,388	2,660,596
Total Increase (Decrease)	1,730,693	6,224,125
Net Assets
Beginning of Period	27,600,245	21,376,120
End of Period	29,330,938	27,600,245

See accompanying Notes, which are an integral part of the Financial Statements.

17

High Dividend Yield Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$32.67	$28.20	$26.89	$26.98	$23.83
Investment Operations
Net Investment Income	1.011[1]	.927[1]	.854	.815	.727
Net Realized and Unrealized Gain (Loss)
on Investments	.284	4.472	1.286	(.088)	3.147
Total from Investment Operations	1.295	5.399	2.140	.727	3.874
Distributions
Dividends from Net Investment Income	(. 985)	(. 929)	(. 830)	(. 817)	(.724)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 985)	(. 929)	(. 830)	(. 817)	(.724)
Net Asset Value, End of Period	$32.98	$32.67	$28.20	$26.89	$26.98

Total Return[2]	3.96%	19.37%	8.11%	2.78%	16.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,003	$7,590	$5,879	$4,368	$4,066
Ratio of Total Expenses to Average Net Assets	0.14%	0.15%	0.15%	0.16%	0.18%
Ratio of Net Investment Income to
Average Net Assets	3.00%	3.00%	3.19%	3.06%	2.92%
Portfolio Turnover Rate [3]	13%	9%	7%	11%	12%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

High Dividend Yield Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$82.46	$71.19	$67.88	$68.11	$60.16
Investment Operations
Net Investment Income	2.623[1]	2.394[1]	2.203	2.104	1.885
Net Realized and Unrealized Gain (Loss)
on Investments	.731	11.301	3.245	(.222)	7.943
Total from Investment Operations	3.354	13.695	5.448	1.882	9.828
Distributions
Dividends from Net Investment Income	(2.554)	(2.425)	(2.138)	(2.112)	(1.878)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.554)	(2.425)	(2.138)	(2.112)	(1.878)
Net Asset Value, End of Period	$83.26	$82.46	$71.19	$67.88	$68.11

Total Return	4.05%	19.46%	8.18%	2.84%	16.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$21,328	$20,010	$15,497	$11,214	$9,782
Ratio of Total Expenses to Average Net Assets	0.06%	0.08%	0.08%	0.09%	0.10%
Ratio of Net Investment Income to
Average Net Assets	3.08%	3.07%	3.26%	3.13%	3.00%
Portfolio Turnover Rate[2]	13%	9%	7%	11%	12%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

High Dividend Yield Index Fund

Notes to Financial Statements

Vanguard High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

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High Dividend Yield Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterpar-ties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income

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High Dividend Yield Index Fund

over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2018, the fund had contributed to Vanguard capital in the amount of $1,541,000, representing 0.01% of the fund’s net assets and 0.62% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of October 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	29,254,240	—	148
Temporary Cash Investments	27,981	2,895	—
Futures Contracts—Assets[1]	719	—	—
Total	29,282,940	2,895	148
1 Represents variation margin on the last day of the reporting period.

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High Dividend Yield Index Fund

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions, the expiration of capital loss carryforwards, and passive foreign investment companies were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	2,294,859
Total Distributable Earnings (Loss)	(2,294,859)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales, the realization of unrealized gains or losses on certain futures contracts, and unrealized gains on passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	76,039
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(498,700)
Net Unrealized Gains (Losses)	3,454,559

As of October 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	25,830,705
Gross Unrealized Appreciation	5,035,449
Gross Unrealized Depreciation	(1,580,890)
Net Unrealized Appreciation (Depreciation)	3,454,559

E. During the year ended October 31, 2018, the fund purchased $11,188,239,000 of investment securities and sold $9,678,196,000 of investment securities, other than temporary cash investments. Purchases and sales include $5,883,191,000 and $5,905,092,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

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High Dividend Yield Index Fund

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended October 31, 2018, such purchases and sales were $413,865,000 and $774,645,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

F. Capital share transactions for each class of shares were:

			Year Ended October 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,640,168	48,448	2,032,133	66,558
Issued in Lieu of Cash Distributions	189,358	5,676	169,270	5,467
Redeemed	(1,478,690)	(43,829)	(1,482,502)	(48,193)
Net Increase (Decrease)—Investor Shares	350,836	10,295	718,901	23,832
ETF Shares
Issued	7,116,592	83,559	4,601,220	59,187
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(5,977,040)	(70,075)	(2,659,525)	(34,200)
Net Increase (Decrease)—ETF Shares	1,139,552	13,484	1,941,695	24,987

G. Management has determined that no events or transactions occurred subsequent to October 31, 2018, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard High Dividend Yield Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard High Dividend Yield Index Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 13, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

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Special 2018 tax information (unaudited) for Vanguard High Dividend Yield Index Fund

This information for the fiscal year ended October 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $875,840,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 99.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: High Dividend Yield Index Fund Investor Shares
Periods Ended October 31, 2018
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	3.96%	9.94%	12.12%
Returns After Taxes on Distributions	3.24	9.17	11.45
Returns After Taxes on Distributions and Sale of Fund Shares	2.86	7.77	10.01

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended October 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Dividend Yield Index Fund	4/30/2018	10/31/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,023.24	$0.66
ETF Shares	1,000.00	1,023.78	0.20
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.55	$0.66
ETF Shares	1,000.00	1,025.00	0.20

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.13% for Investor Shares and 0.04% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

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Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

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Q6230 122018

Annual Report | October 31, 2018
Vanguard International Dividend Index Funds

Vanguard International Dividend Appreciation Index Fund
Vanguard International High Dividend Yield Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
International Dividend Appreciation Index Fund.	5
International High Dividend Yield Index Fund.	29
Your Fund’s After-Tax Returns.	64
About Your Fund’s Expenses.	65
Glossary.	67

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• For the 12 months ended October 31, 2018, Vanguard International Dividend Appreciation Index Fund returned –7.13% for Investor Shares. Vanguard International High Dividend Yield Index Fund returned –7.09% for Investor Shares. Both funds’ returns were in line with those of their benchmark indexes after taking the cost of running the funds into account. The funds outpaced the average return of their peer groups.

• Of the major regional sectors, emerging markets held up the best for both funds, helped by double-digit returns from Russia. A number of European countries under-performed for both funds; they included Germany, the Netherlands, and Spain.

• Technology performed the best for the International Dividend Appreciation Index Fund; oil and gas returned the most for the International High Dividend Yield Index Fund.

• Please note that shortly after the close of the period, Vanguard lowered the investment minimum for your fund’s Admiral Shares from $10,000 to $3,000.

Total Returns: Fiscal Year Ended October 31, 2018
Total Returns
Vanguard International Dividend Appreciation Index Fund
Investor Shares	-7.13%
ETF Shares
Market Price	-7.57
Net Asset Value	-7.04
Admiral™ Shares	-7.03
NASDAQ International Dividend Achievers Select Index	-6.76
International Large-Cap Core Funds Average	-8.78
International Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns
Vanguard International High Dividend Yield Index Fund
Investor Shares	-7.09%
ETF Shares
Market Price	-7.53
Net Asset Value	-7.03
Admiral Shares	-7.00
FTSE All-World ex US High Dividend Yield Index	-6.45
International Equity Income Funds Average	-8.28

International Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	ETF	Admiral	Peer Group
	Shares	Shares	Shares	Average
International Dividend Appreciation Index Fund	0.35%	0.25%	0.25%	1.12%
International High Dividend Yield Index Fund	0.42	0.32	0.32	1.35

The fund expense ratios shown are from the prospectus dated February 22, 2018, and represent estimated costs for the current scal year. For the scal year ended October 31, 2018, the funds’ expense ratios were: for the International Dividend Appreciation Index Fund, 0.35% for Investor Shares, 0.25% for ETF Shares, and 0.25% for Admiral Shares; and for the International High Dividend Yield Index Fund, 0.42% for Investor Shares, 0.32% for ETF Shares, and 0.32% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer groups: For the International Dividend Appreciation Index Fund, International Large-Cap Core Funds; for the International High Dividend Yield Index Fund, International Equity Income Funds.

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
November 16, 2018

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	6.98%	11.31%	11.05%
Russell 2000 Index (Small-caps)	1.85	10.68	8.01
Russell 3000 Index (Broad U.S. market)	6.60	11.27	10.81
FTSE All-World ex US Index (International)	-7.99	4.57	2.01

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.05%	1.04%	1.83%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.51	1.90	3.25
FTSE Three-Month U. S. Treasury Bill Index	1.67	0.86	0.52

CPI
Consumer Price Index	2.52%	2.07%	1.60%

International Dividend Appreciation Index Fund

Fund Profile
As of October 31, 2018

Share-Class Characteristics
	Investor	ETF	Admiral
	Shares	Shares	Shares
Ticker Symbol	VIAIX	VIGI	VIAAX
Expense Ratio[1]	0.35%	0.25%	0.25%

Portfolio Characteristics
		NASDAQ
		International
		Dividend
		Achievers
	Fund	Select Index
Number of Stocks	312	309
Median Market Cap	$41.4B	$41.4B
Price/Earnings Ratio	18.3x	18.4x
Price/Book Ratio	2.8x	2.8x
Return on Equity	17.0%	17.0%
Earnings Growth Rate	10.3%	10.3%
Dividend Yield	2.0%	2.0%
Turnover Rate	36%	—
Short-Term Reserves	-0.1%	—

Sector Diversification (% of equity exposure)
Fund
Basic Materials	4.3%
Consumer Goods	24.6
Consumer Services	11.2
Financials	11.5
Health Care	11.7
Industrials	11.2
Oil & Gas	7.1
Technology	13.8
Telecommunications	3.3
Utilities	1.3

Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

Ten Largest Holdings (% of total net assets)
Nestle SA	Food Products	4.6%
SAP SE	Software	3.4
L'Oreal SA	Personal Products	3.2
Tencent Holdings Ltd.	Internet	2.7
Tata Consultancy
Services Ltd.	Computer Services	2.5
Unilever	Personal Products	2.4
Reliance Industries Ltd.	Exploration &
	Production	2.3
Nippon Telegraph &	Fixed Line
Telephone Corp.	Telecommunications	2.2
Diageo plc	Distillers & Vintners	2.2
Naspers Ltd.	Broadcasting &
	Entertainment	2.0
Top Ten		27.5%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of portfolio)

1 The expense ratios shown are from the prospectus dated February 22, 2018, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2018, the expense ratios were 0.35% for Investor Shares, 0.25% for ETF Shares, and 0.25% for Admiral Shares.

International Dividend Appreciation Index Fund

Market Diversification (% of equity exposure)
		NASDAQ
		International
		Dividend
		Achievers
	Fund	Select Index
Europe
United Kingdom	13.0%	12.9%
France	10.6	10.6
Switzerland	9.0	9.0
Germany	8.9	8.8
Netherlands	4.4	4.4
Denmark	1.2	1.2
Sweden	1.0	1.0
Other	2.4	2.4
Subtotal	50.5%	50.3%
Pacific
Japan	11.8%	11.8%
Australia	2.4	2.4
Hong Kong	2.1	2.1
Other	0.7	0.7
Subtotal	17.0%	17.0%
Emerging Markets
India	12.9%	13.1%
China	4.8	4.7
South Africa	3.3	3.3
Russia	1.2	1.2
Mexico	1.0	1.1
Other	2.0	2.0
Subtotal	25.2%	25.4%
North America
Canada	7.2%	7.2%
Other	0.1	0.1
Subtotal	7.3%	7.3%

International Dividend Appreciation Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 25, 2016, Through October 31, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2018
		Since	Final Value
	One	Inception	of a $10,000
	Year	(2/25/2016)	Investment
International Dividend Appreciation
Index Fund Investor Shares	-7.59%	7.56%	$12,156
NASDAQ International Dividend
Achievers Select Index	-6.76	8.30	12,381
International Large-Cap Core Funds
Average	-8.78	8.19	12,348

International Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $10,000
	Year	(2/25/2016)	Investment
International Dividend Appreciation Index Fund
ETF Shares Net Asset Value	-7.04%	7.86%	$12,249
International Dividend Appreciation Index Fund
ETF Shares Market Price	-7.57	7.78	12,347
NASDAQ International Dividend Achievers
Select Index	-6.76	8.30	12,381

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards. Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares. The Fiscal-Year Total Returns chart is not adjusted for fees.

See Financial Highlights for dividend and capital gains information.

International Dividend Appreciation Index Fund

	Average Annual Total Returns
	Periods Ended October 31, 2018
		Since	Final Value
	One	Inception	of a $10,000
	Year	(3/2/2016)	Investment
International Dividend Appreciation Index
Fund Admiral Shares	-7.49%	6.57%	$11,846
NASDAQ International Dividend Achievers
Select Index	-6.76	7.15	12,018

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: February 25, 2016, Through October 31, 2018

		Since
	One	Inception
	Year	(2/25/2016)
International Dividend Appreciation Index Fund ETF
Shares Market Price	-7.57%	22.22%
International Dividend Appreciation Index Fund ETF
Shares Net Asset Value	-7.04	22.49
NASDAQ International Dividend Achievers Select
Index	-6.76	23.81

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): February 25, 2016, Through October 31, 2018

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares. The Fiscal-Year Total Returns chart is not adjusted for fees.

International Dividend Appreciation Index Fund

Average Annual Total Returns: Periods Ended September 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Investor Shares	2/25/2016	2.73%	11.92%
Fee-Adjusted Returns		2.22	11.70
ETF Shares	2/25/2016
Market Price		2.53	12.04
Net Asset Value		2.84	12.03
Admiral Shares	3/2/2016	2.82	10.87
Fee-Adjusted Returns		2.31	10.66

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares. The Fiscal-Year Total Returns chart is not adjusted for fees.

International Dividend Appreciation Index Fund

Financial Statements

Statement of Net Assets
As of October 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

		Market
		Value•
	Shares	($000)
Common Stocks (99.6%)[1]
Australia (2.4%)
CSL Ltd.	121,170	16,176
Aristocrat Leisure Ltd.	170,412	3,211
Ramsay Health Care Ltd.	53,861	2,150
REA Group Ltd.	36,696	1,868
Domino’s Pizza
Enterprises Ltd.	24,541	940
Qube Holdings Ltd.	407,614	709
		25,054
Belgium (0.8%)
UCB SA	51,324	4,310
Sofina SA	9,475	1,813
Ackermans &
van Haaren NV	9,433	1,485
^ Melexis NV	10,647	700
		8,308
Brazil (0.2%)
Ultrapar Participacoes SA	146,400	1,741

Canada (7.2%)
Canadian National
Railway Co.	199,395	17,046
Suncor Energy Inc.	439,755	14,751
Canadian Natural
Resources Ltd.	328,785	9,021
Imperial Oil Ltd.	222,755	6,958
Saputo Inc.	101,775	3,101
Franco-Nevada Corp.	49,572	3,096
Intact Financial Corp.	36,501	2,884
Metro Inc.	68,487	2,149
CCL Industries Inc.
Class B	45,295	1,905
^ Canadian Tire Corp. Ltd.
Class A	16,430	1,849
SNC-Lavalin Group Inc.	45,915	1,639
Methanex Corp.	22,295	1,444
CAE Inc.	71,778	1,266

			Market
			Value•
		Shares	($000)
	Toromont Industries
	Ltd.	22,626	1,065
	Ritchie Bros
	Auctioneers Inc.	30,683	1,032
	Finning International
	Inc.	47,547	987
	Empire Co. Ltd.	49,244	896
	Atco Ltd.	27,880	813
	Stella-Jones Inc.	19,583	627
^	Canadian Western Bank	25,628	596
	Cogeco
	Communications Inc.	10,801	530
	Boyd Group Income
	Fund	4,867	445
	Enghouse Systems Ltd.	6,741	373
	Richelieu Hardware Ltd.	16,868	324
	Equitable Group Inc.	6,096	280
	Cogeco Inc.	3,974	187
			75,264
China (4.8%)
	Tencent Holdings Ltd.	829,208	28,408
	China Overseas Land
	& Investment Ltd.	2,939,000	9,240
	China Gas Holdings
	Ltd.	1,331,400	4,226
	Sunny Optical
	Technology Group
	Co. Ltd.	296,100	2,585
	China Resources Gas
	Group Ltd.	609,000	2,334
	Sinopharm Group Co.
	Ltd.	318,800	1,544
	China Everbright
	International Ltd.	1,724,592	1,380
	China National Accord
	Medicines Corp. Ltd.
	Class B	13,200	46
			49,763

International Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Colombia (0.3%)
Grupo de Inversiones
Suramericana SA	126,367	1,233
Bancolombia SA ADR	30,293	1,119
Banco Davivienda SA
Preference Shares	25,875	249
Bancolombia SA
Preference Shares	4,617	43
		2,644
Denmark (1.2%)
Coloplast A/S Class B	53,076	4,953
DSV A/S	50,951	4,087
Novozymes A/S	67,035	3,311
		12,351
Egypt (0.0%)
Eastern Tobacco	568,415	510

Finland (0.2%)
Amer Sports Oyj	30,978	1,152
Huhtamaki Oyj	29,327	822
		1,974
France (10.5%)
L’Oreal SA	150,614	33,935
Hermes International	28,387	16,206
Air Liquide SA	115,389	13,949
EssilorLuxottica SA	95,672	13,067
Dassault Systemes SE	69,817	8,740
Legrand SA	70,639	4,613
Sodexo SA	40,209	4,104
Sartorius Stedim Biotech	24,638	3,053
Eurofins Scientific SE	4,702	2,370
Arkema SA	19,153	2,009
SEB SA	13,404	1,922
Wendel SA	12,405	1,607
Eurazeo SE	19,862	1,450
Imerys SA	21,241	1,309
Rubis SCA	25,356	1,308
LISI	13,650	398
IPSOS	13,654	364
		110,404
Germany (8.8%)
SAP SE	330,057	35,341
Bayer AG	241,031	18,476
Fresenius SE & Co.
KGaA	148,629	9,446
Fresenius Medical Care
AG & Co. KGaA	82,298	6,462
Henkel AG & Co. KGaA
Preference Shares	47,628	5,204
Merck KGaA	34,400	3,681
HeidelbergCement AG	53,362	3,621
Symrise AG	35,035	2,935
Fielmann AG	23,544	1,460

Sartorius AG
Preference Shares	10,078	1,458
CTS Eventim AG & Co.
KGaA	27,620	1,035
Bechtle AG	11,246	999
Fuchs Petrolub SE
Preference Shares	19,449	900
VTG AG	7,375	441
AURELIUS Equity
Opportunities SE &
Co. KGaA	9,371	436
Bertrandt AG	2,393	198
Cewe Stiftung & Co. KGaA 1,881		147
		92,240
Hong Kong (2.1%)
Hong Kong & China
Gas Co. Ltd.	4,114,256	7,859
MTR Corp. Ltd.	1,613,000	7,826
Wheelock & Co. Ltd.	545,000	2,913
Techtronic Industries
Co. Ltd.	485,000	2,284
Minth Group Ltd.	320,000	1,040
Johnson Electric
Holdings Ltd.	226,000	507
		22,429
India (12.9%)
Tata Consultancy
Services Ltd.	1,004,140	26,324
Reliance Industries Ltd.	1,663,366	23,880
HDFC Bank Ltd. ADR	207,390	18,439
Hindustan Unilever Ltd.	568,139	12,473
ITC Ltd.	3,200,057	12,127
Infosys Ltd. ADR	1,140,800	10,803
Housing Development
Finance Corp. Ltd.	433,681	10,375
Larsen & Toubro Ltd.	368,563	6,477
Asian Paints Ltd.	251,209	4,181
IndusInd Bank Ltd.	156,146	3,010
Pidilite Industries Ltd.	134,416	1,743
Yes Bank Ltd.	597,884	1,521
Page Industries Ltd.	2,886	1,151
LIC Housing Finance Ltd.	145,086	806
Info Edge India Ltd.	30,814	658
Reliance Infrastructure Ltd. 81,239		394
Kajaria Ceramics Ltd.	56,939	304
Infosys Ltd.	30,544	282
		134,948
Ireland (0.8%)
Kerry Group plc Class A	47,311	4,847
Kingspan Group plc	47,534	2,065
^ Glanbia plc	83,695	1,480
Total Produce plc	90,535	194
		8,586

International Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Israel (0.0%)
Alony Hetz Properties &
Investments Ltd.	41,614	396

Italy (0.2%)
DiaSorin SPA	15,603	1,480
Reply SPA	9,672	536
		2,016
Japan (11.7%)
Nippon Telegraph &
Telephone Corp.	562,936	23,215
Seven & i Holdings Co.
Ltd.	237,900	10,301
Bridgestone Corp.	204,000	7,866
Suzuki Motor Corp.	132,000	6,582
Asahi Group Holdings
Ltd.	129,600	5,695
Unicharm Corp.	166,500	4,517
Nitori Holdings Co. Ltd.	30,688	4,007
Sysmex Corp.	56,200	3,942
West Japan Railway Co.	52,800	3,551
Yakult Honsha Co. Ltd.	46,800	3,314
M3 Inc.	174,600	2,830
Daito Trust Construction
Co. Ltd.	21,100	2,782
Don Quijote Holdings
Co. Ltd.	42,500	2,539
Sekisui Chemical Co.
Ltd.	137,200	2,158
Hikari Tsushin Inc.	12,300	2,148
Shimadzu Corp.	80,100	2,024
Alfresa Holdings Corp.	68,000	1,814
Otsuka Corp.	51,800	1,718
Pola Orbis Holdings Inc.	61,700	1,648
Tokyo Century Corp.	30,100	1,616
Kobayashi
Pharmaceutical Co. Ltd.	22,800	1,487
MonotaRO Co. Ltd.	67,200	1,482
Tsuruha Holdings Inc.	12,500	1,305
Mitsubishi UFJ Lease &
Finance Co. Ltd.	237,600	1,221
Sundrug Co. Ltd.	32,100	1,166
Rinnai Corp.	14,300	1,039
Nihon M&A Center Inc.	43,200	1,035
Nomura Real Estate
Holdings Inc.	51,300	964
Relo Group Inc.	40,700	959
GMO Payment Gateway
Inc.	19,600	950
PALTAC Corp.	17,400	886
Hitachi Capital Corp.	32,700	802
Shimamura Co. Ltd.	9,500	799
Kurita Water Industries
Ltd.	31,000	764

Ci:z Holdings Co. Ltd.	12,800	663
Kaken Pharmaceutical
Co. Ltd.	12,800	642
NHK Spring Co. Ltd.	70,100	600
Koei Tecmo Holdings
Co. Ltd.	35,240	558
TS Tech Co. Ltd.	19,200	553
Yaoko Co. Ltd.	9,900	541
Kissei Pharmaceutical
Co. Ltd.	18,800	540
SHO-BOND Holdings
Co. Ltd.	7,342	522
Aeon Delight Co. Ltd.	13,900	464
Modec Inc.	14,800	444
Glory Ltd.	18,700	435
Fuyo General Lease
Co. Ltd.	7,300	406
Tosho Co. Ltd.	9,900	385
Miraca Holdings Inc.	15,100	368
Keihin Corp.	18,300	360
San-A Co. Ltd.	8,000	337
Senko Group Holdings
Co. Ltd.	42,100	327
Tokyo Ohka Kogyo Co.
Ltd.	11,400	305
Milbon Co. Ltd.	8,300	298
Starts Corp. Inc.	14,000	291
NEC Networks &
System Integration Corp.	13,100	286
Valor Holdings Co. Ltd.	12,900	277
Tokyo Seimitsu Co. Ltd.	11,100	267
Belc Co. Ltd.	5,100	260
Fukushima Industries
Corp.	5,700	260
Sato Holdings Corp.	8,700	257
Elecom Co. Ltd.	10,800	256
Kyokuto Kaihatsu Kogyo
Co. Ltd.	17,700	253
Ricoh Leasing Co. Ltd.	7,100	233
Sekisui Jushi Corp.	12,600	229
Nippon Parking
Development Co. Ltd.	161,300	226
Musashi Seimitsu
Industry Co. Ltd.	14,000	204
Nichicon Corp.	22,600	188
G-Tekt Corp.	12,900	182
Siix Corp.	13,200	179
Takara Leben Co. Ltd.	61,400	177
Hamakyorex Co. Ltd.	4,500	145
Hiday Hidaka Corp.	7,120	139
Yellow Hat Ltd.	5,100	125
Meiko Network Japan
Co. Ltd.	10,300	90

International Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
F@N Communications
Inc.	15,200	84
Sanoh Industrial Co.
Ltd.	10,900	62
		122,544
Mexico (1.1%)
America Movil SAB
de CV	12,021,000	8,705
Grupo Financiero
Inbursa SAB de CV	1,790,255	2,321
		11,026
Morocco (0.2%)
Attijariwafa Bank	52,462	2,285

Netherlands (4.4%)
^ Unilever NV	460,855	24,764
ASML Holding NV	115,928	19,968
Aalberts Industries NV	29,235	1,072
		45,804
New Zealand (0.2%)
Ryman Healthcare Ltd.	138,334	1,096
Port of Tauranga Ltd.	192,404	639
Mainfreight Ltd.	26,575	493
		2,228
Norway (0.1%)
Tomra Systems ASA	41,226	1,021

Philippines (0.9%)
SM Investments Corp.	323,100	5,447
Jollibee Foods Corp.	304,019	1,570
International Container
Terminal Services Inc.	539,790	913
Metro Pacific
Investments Corp.	8,466,200	760
Manila Water Co. Inc.	533,900	250
		8,940
Russia (1.2%)
Novatek PJSC	797,580	12,702

South Africa (3.3%)
Naspers Ltd.	117,960	20,690
Sanlam Ltd.	580,087	2,921
Capitec Bank Holdings
Ltd.	31,060	2,087
Shoprite Holdings Ltd.	159,468	1,947
Discovery Ltd.	174,274	1,870
Remgro Ltd.	142,803	1,841
Mr Price Group Ltd.	67,584	1,058
PSG Group Ltd.	62,466	932
Barloworld Ltd.	53,302	434

	Hosken Consolidated
	Investments Ltd.	23,357	201
*	Blue Label Telecoms
	Ltd.	250,487	88
			34,069
South Korea (0.4%)
	SK Holdings Co. Ltd.	18,498	4,259
	Hansae Co. Ltd.	12,965	211
	LEENO Industrial Inc.	4,003	211
			4,681
Spain (0.3%)
	Grupo Catalana
	Occidente SA	32,288	1,334
	Viscofan SA	12,979	776
	Vidrala SA	6,724	559
	Miquel y Costas &
	Miquel SA	6,751	222
*	Vidrala SA Rights
	Exp. 11/12/18	6,556	26
			2,917
Sweden (1.0%)
	Investor AB Class B	121,308	5,256
	Trelleborg AB Class B	64,349	1,161
*	AAK AB	70,426	1,062
^	Intrum AB	34,933	891
	Hufvudstaden AB
	Class A	56,617	837
	Loomis AB Class B	20,742	641
	Atrium Ljungberg AB	34,662	587
*	Wihlborgs Fastigheter
	AB	43,734	493
			10,928
Switzerland (9.0%)
	Nestle SA	575,847	48,615
	ABB Ltd.	582,131	11,713
	Cie Financiere
	Richemont SA	140,138	10,243
	Givaudan SA	2,478	6,006
	Partners Group
	Holding AG	7,106	5,059
	Geberit AG	9,883	3,870
	EMS-Chemie Holding
	AG	6,254	3,446
	Vifor Pharma AG	17,944	2,593
	Chocoladefabriken
	Lindt & Spruengli AG	278	1,917
	Implenia AG	4,951	275
			93,737
Taiwan (0.2%)
	E.Sun Financial
	Holding Co. Ltd.	2,779,707	1,846
	Grape King Bio Ltd.	32,000	202
			2,048

International Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Turkey (0.2%)
BIM Birlesik Magazalar
AS	84,750	1,205
Enka Insaat ve Sanayi
AS	1,330,529	1,112
		2,317
United Kingdom (12.9%)
Diageo plc	662,824	22,915
Shire plc	244,424	14,751
Prudential plc	695,960	13,936
Compass Group plc	426,051	8,380
Associated British
Foods plc	212,215	6,470
Experian plc	246,841	5,677
RELX plc	284,097	5,618
* RELX plc	267,647	5,296
Ashtead Group plc	133,204	3,288
Whitbread plc	49,420	2,779
InterContinental Hotels
Group plc	50,494	2,649
Bunzl plc	88,671	2,616
Burberry Group plc	112,413	2,601
Intertek Group plc	42,705	2,559
Mondi plc	98,175	2,312
Croda International plc	35,389	2,180
Johnson Matthey plc	51,737	1,962
St. James’s Place plc	143,629	1,856
Micro Focus
International plc	117,470	1,821
Hikma
Pharmaceuticals plc	66,283	1,608
AVEVA Group plc	43,276	1,448
JD Sports Fashion plc	275,108	1,434
Meggitt plc	211,595	1,432
Rightmove plc	244,280	1,410
Jardine Lloyd
Thompson Group plc	57,356	1,382
Renishaw plc	19,823	1,065
RPC Group plc	109,241	1,065
Travis Perkins plc	68,905	973
IMI plc	72,632	921
Abcam plc	59,952	919
Spectris plc	31,470	861
Dechra
Pharmaceuticals plc	26,493	774
Victrex plc	22,573	764
IWG plc	249,907	733
WH Smith plc	27,902	694
Grafton Group plc	61,727	570
Genus plc	19,059	538

Moneysupermarket.com
Group plc	142,305	533
Bodycote plc	50,087	509
Synthomer plc	89,434	507
QinetiQ Group plc	140,034	496
Diploma plc	28,153	472
Cranswick plc	12,606	465
Domino’s Pizza Group
plc	120,480	436
Rathbone Brothers plc	12,911	380
Senior plc	106,438	371
Paragon Banking
Group plc	62,174	338
Savills plc	33,817	313
EMIS Group plc	26,482	306
AG Barr plc	30,413	297
PZ Cussons plc	103,679	289
St. Modwen
Properties plc	54,369	259
Ted Baker plc	11,005	258
Hill & Smith Holdings
plc	19,489	246
Clarkson plc	7,489	227
Robert Walters plc	30,038	224
Treatt plc	14,512	78
Xaar plc	14,628	27
		135,288
United States (0.1%)
Autoliv Inc.	17,667	1,468
Total Common Stocks
(Cost $1,086,469)		1,042,631
Temporary Cash Investments (2.8%)[1]
Money Market Fund (2.8%)
[2,3] Vanguard Market
Liquidity Fund, 2.308%	293,799	29,380

	Face
	Amount
	($000)
U. S. Government and Agency Obligations (0.0%)
4 United States Treasury
Bill, 2.280%, 2/21/19	400	397
Total Temporary Cash Investments
(Cost $29,777)		29,777
Total Investments (102.4%)
(Cost $1,116,246)		1,072,408

International Dividend Appreciation Index Fund

Amount
($000)
Other Assets and Liabilities (-2.4%)
Other Assets
Investment in Vanguard	57
Receivables for Accrued Income	2,710
Receivables for Capital Shares Issued	3,090
Variation Margin Receivable—
Futures Contracts	18
Unrealized Appreciation—
Forward Currency Contracts	87
Other Assets	902
Total Other Assets	6,864
Liabilities
Payables for Investment Securities
Purchased	(6)
Collateral for Securities on Loan	(29,371)
Payables for Capital Shares Redeemed	(30)
Payables to Vanguard	(162)
Unrealized Depreciation—
Forward Currency Contracts	(136)
Other Liabilities	(2,619)
Total Liabilities	(32,324)
Net Assets (100%)	1,046,948

At October 31, 2018, net assets consisted of:

Amount
($000)
Paid-in Capital	1,108,594
Total Distributable Earnings (Loss)	(61,646)
Net Assets	1,046,948

Investor Shares—Net Assets
Applicable to 484,166 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	11,365
Net Asset Value Per Share—
Investor Shares	$23.47

Amount
($000)
ETF Shares—Net Assets
Applicable to 14,675,166 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	860,740
Net Asset Value Per Share—
ETF Shares	$58.65

Admiral Shares—Net Assets
Applicable to 6,130,310 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	174,843
Net Asset Value Per Share—
Admiral Shares	$28.52

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $27,800,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.7% and 2.7%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $29,371,000 of collateral received for securities on loan.
4 Securities with a value of $352,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

International Dividend Appreciation Index Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
						($000)
						Value and
			Number of			Unrealized
			Long (Short)		Notional	Appreciation
		Expiration	Contracts		Amount	(Depreciation)
Long Futures Contracts
Dow Jones EURO STOXX 50 Index	December 2018			16	579	(35)
MSCI Emerging Market Index	December 2018			9	431	(16)
Topix Index	December 2018			1	145	(12)
E-mini S&P 500 Index	December 2018			1	136	(9)
						(72)

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Goldman Sachs International	12/28/18	EUR	1,771	USD	2,081	(64)
BNP Paribas	12/18/18	JPY	205,347	USD	1,849	(21)
BNP Paribas	12/28/18	EUR	1,265	USD	1,492	(51)
BNP Paribas	12/28/18	USD	2,866	EUR	2,448	78
BNP Paribas	12/18/18	USD	1,053	JPY	117,670	6
Goldman Sachs International	12/18/18	USD	634	JPY	70,900	3
						(49)
EUR—Euro.
JPY—Japanese yen.
USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Statement of Operations

Year Ended
October 31, 2018
($000)
Investment Income
Income
Dividends[1]	21,832
Interest [2]	107
Securities Lending—Net	162
Total Income	22,101
Expenses
The Vanguard Group—Note B
Investment Advisory Services	160
Management and Administrative—Investor Shares	35
Management and Administrative—ETF Shares	1,643
Management and Administrative—Admiral Shares	358
Marketing and Distribution—Investor Shares	3
Marketing and Distribution—ETF Shares	51
Marketing and Distribution—Admiral Shares	15
Custodian Fees	321
Auditing Fees	45
Shareholders’ Reports and Proxy—Investor Shares	1
Shareholders’ Reports and Proxy—ETF Shares	43
Shareholders’ Reports and Proxy—Admiral Shares	4
Trustees’ Fees and Expenses	1
Total Expenses	2,680
Expenses Paid Indirectly	(16)
Net Expenses	2,664
Net Investment Income	19,437
Realized Net Gain (Loss)
Investment Securities Sold [2,3]	4,892
Futures Contracts	(77)
Forward Currency Contracts	(210)
Foreign Currencies	102
Realized Net Gain (Loss)	4,707
Change in Unrealized Appreciation (Depreciation)
Investment Securities [2,4]	(112,397)
Futures Contracts	(368)
Forward Currency Contracts	130
Foreign Currencies	(75)
Change in Unrealized Appreciation (Depreciation)	(112,710)
Net Increase (Decrease) in Net Assets Resulting from Operations	(88,566)

1 Dividends are net of foreign withholding taxes of $2,476,000.
2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $84,000, ($5,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
3 Includes $19,897,000 of net gains resulting from in-kind redemptions; such gains are not taxable to the fund.
4 The change in unrealized appreciation (depreciation) is net of deferred foreign capital gains taxes of $1,345,000.
See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	19,437	8,955
Realized Net Gain (Loss)	4,707	3,449
Change in Unrealized Appreciation (Depreciation)	(112,710)	69,833
Net Increase (Decrease) in Net Assets Resulting from Operations	(88,566)	82,237
Distributions
Net Investment Income
Investor Shares	(223)	(139)
ETF Shares	(15,685)	(6,195)
Admiral Shares	(3,362)	(1,916)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(19,270)	(8,250)
Capital Share Transactions
Investor Shares	1,981	4,699
ETF Shares	315,063	432,350
Admiral Shares	40,676	57,466
Net Increase (Decrease) from Capital Share Transactions	357,720	494,515
Total Increase (Decrease)	249,884	568,502
Net Assets
Beginning of Period	797,064	228,562
End of Period	1,046,948	797,064

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Financial Highlights

Investor Shares
			Feb. 25,
			2016[1] to
For a Share Outstanding	Year Ended October 31,		Oct. 31,
Throughout Each Period	2018	2017	2016
Net Asset Value, Beginning of Period	$25.71	$21.77	$20.00
Investment Operations
Net Investment Income[2]	.461	.460	. 244
Net Realized and Unrealized Gain (Loss) on Investments[3]	(2.260)	3.871	1.671
Total from Investment Operations	(1.799)	4.331	1.915
Distributions
Dividends from Net Investment Income	(.441)	(.391)	(.145)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.441)	(.391)	(.145)
Net Asset Value, End of Period	$23.47	$25.71	$21.77

Total Return [4]	-7.13%[5]	20.06% [5]	9.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11	$11	$4
Ratio of Total Expenses to Average Net Assets	0.35%	0.35%	0.35%[6]
Ratio of Net Investment Income to Average Net Assets	1.73%	1.86%	1.50%[6]
Portfolio Turnover Rate[7]	36%	9%	8%

1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase and redemption fees of $.01 for 2018 and $.01 for 2017.
4 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
5 Total return does not include transaction fees that may have applied in the period shown. Fund prospectuses provide information about any applicable transaction fees.
6 Annualized.
7 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Financial Highlights

ETF Shares
			Feb. 25,
			2016[1] to
For a Share Outstanding	Year Ended October 31,		Oct. 31,
Throughout Each Period	2018	2017	2016
Net Asset Value, Beginning of Period	$64.25	$54.43	$50.00
Investment Operations
Net Investment Income[2]	1.196	1.179	.662
Net Realized and Unrealized Gain (Loss) on Investments[3]	(5.623)	9.715	4.154
Total from Investment Operations	(4.427)	10.894	4.816
Distributions
Dividends from Net Investment Income	(1.173)	(1.074)	(.386)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.173)	(1.074)	(. 386)
Net Asset Value, End of Period	$58.65	$64.25	$54.43

Total Return	-7.04%	20.19%	9.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$861	$634	$147
Ratio of Total Expenses to Average Net Assets	0.25%	0.25%	0.25%[4]
Ratio of Net Investment Income to Average Net Assets	1.83%	1.96%	1.60%[4]
Portfolio Turnover Rate[5]	36%	9%	8%

1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase and redemption fees of $.02 for 2018 and $.04 for 2017.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Financial Highlights

Admiral Shares
			March 2,
			2016[1] to
For a Share Outstanding	Year Ended October 31,		Oct. 31,
Throughout Each Period	2018	2017	2016
Net Asset Value, Beginning of Period	$31.24	$26.45	$25.00
Investment Operations
Net Investment Income[2]	.576	.573	.285
Net Realized and Unrealized Gain (Loss) on Investments[3]	(2.727)	4.720	1.352
Total from Investment Operations	(2.151)	5.293	1.637
Distributions
Dividends from Net Investment Income	(.569)	(.503)	(.187)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.569)	(.503)	(.187)
Net Asset Value, End of Period	$28.52	$31.24	$26.45

Total Return [4]	-7.03%[5]	20.18%[5]	6.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$175	$152	$77
Ratio of Total Expenses to Average Net Assets	0.25%	0.25%	0.25%[6]
Ratio of Net Investment Income to Average Net Assets	1.83%	1.96%	1.60%[6]
Portfolio Turnover Rate[7]	36%	9%	8%

1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase and redemption fees of $.01 for 2018 and $.02 for 2017.
4 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
5 Total return does not include transaction fees that may have applied in the period shown. Fund prospectuses provide information about any applicable transaction fees.
6 Annualized.
7 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Notes to Financial Statements

Vanguard International Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers three classes of shares: Investor Shares, ETF Shares, and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearing-house is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the

International Dividend Appreciation Index Fund

fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearing-house imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 2% of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2016–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

International Dividend Appreciation Index Fund

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2018, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Foreign capital gains tax is accrued daily based upon net unrealized gains. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

International Dividend Appreciation Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2018, the fund had contributed to Vanguard capital in the amount of $57,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2018, custodian fee offset arrangements reduced the fund’s expenses by $16,000 (an annual rate of 0.00% of average net assets).

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

International Dividend Appreciation Index Fund

The following table summarizes the market value of the fund’s investments as of October 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	90,675	1,468	—
Common Stocks—Other	29,242	921,246	—
Temporary Cash Investments	29,380	397	—
Futures Contracts—Assets[1]	18	—	—
Forward Currency Contracts—Assets	—	87	—
Forward Currency Contracts—Liabilities	—	(136)	—
Total	149,315	923,062	—
1 Represents variation margin on the last day of the reporting period.

E. At October 31, 2018, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	18	—	18
Unrealized Appreciation—Forward Currency Contracts	—	87	87
Total Assets	18	87	105
Unrealized Depreciation—Forward Currency Contracts	—	(136)	(136)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2018, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(77)	—	(77)
Forward Currency Contracts	—	(210)	(210)
Realized Net Gain (Loss) on Derivatives	(77)	(210)	(287)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(368)	—	(368)
Forward Currency Contracts	—	130	130
Change in Unrealized Appreciation (Depreciation) on Derivatives	(368)	130	(238)

International Dividend Appreciation Index Fund

F. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions, foreign currency transactions, passive foreign investment companies, and tax expense on capital gains were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	$19,897
Total Distributable Earnings (Loss)	(19,897)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales, the realization of unrealized gains or losses on certain futures contracts, forward currency contracts, and unrealized gains on passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	2,580
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(18,445)
Net Unrealized Gains (Losses)	(45,754)

As of October 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,118,073
Gross Unrealized Appreciation	63,512
Gross Unrealized Depreciation	(109,190)
Net Unrealized Appreciation (Depreciation)	(45,678)

International Dividend Appreciation Index Fund

G. During the year ended October 31, 2018, the fund purchased $771,552,000 of investment securities and sold $409,131,000 of investment securities, other than temporary cash investments. Purchases and sales include $270,977,000 and $35,414,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

H. Capital share transactions for each class of shares were:
			Year Ended October 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued[1]	9,433	358	9,682	418
Issued in Lieu of Cash Distributions	210	8	132	6
Redeemed [2]	(7,662)	(294)	(5,115)	(217)
Net Increase (Decrease)—Investor Shares	1,981	72	4,699	207
ETF Shares
Issued[1]	351,000	5,355	466,797	7,770
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed [2]	(35,937)	(550)	(34,447)	(600)
Net Increase (Decrease)—ETF Shares	315,063	4,805	432,350	7,170
Admiral Shares
Issued[1]	77,590	2,422	87,013	3,053
Issued in Lieu of Cash Distributions	2,791	90	1,580	54
Redeemed [2]	(39,705)	(1,257)	(31,127)	(1,147)
Net Increase (Decrease)—Admiral Shares	40,676	1,255	57,466	1,960

1 Includes purchase fees for fiscal 2018 and 2017 of $212,000 and $252,000, respectively (fund totals). 2 Net of redemption fees for fiscal 2018 and 2017 of $102,000 and $18,000, respectively (fund totals).

I. Management has determined that no events or transactions occurred subsequent to October 31, 2018, that would require recognition or disclosure in these financial statements.

International High Dividend Yield Index Fund

Fund Profile
As of October 31, 2018

Share-Class Characteristics
	Investor	ETF	Admiral
	Shares	Shares	Shares
Ticker Symbol	VIHIX	VYMI	VIHAX
Expense Ratio[1]	0.42%	0.32%	0.32%

Portfolio Characteristics
		FTSE
		All-World
		ex US High
		Dividend Yield
	Fund	Index
Number of Stocks	902	844
Median Market Cap	$46.1B	$46.2B
Price/Earnings Ratio	11.1x	11.2x
Price/Book Ratio	1.4x	1.4x
Return on Equity	12.0%	12.0%
Earnings Growth Rate	2.3%	2.6%
Dividend Yield	4.7%	4.7%
Turnover Rate	10%	—
Short-Term Reserves	-0.4%	—

Sector Diversification (% of equity exposure)
Fund
Basic Materials	6.2%
Consumer Goods	11.8
Consumer Services	3.9
Financials	36.3
Health Care	7.2
Industrials	8.3
Oil & Gas	11.7
Technology	3.7
Telecommunications	6.1
Utilities	4.8

Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

Ten Largest Holdings (% of total net assets)
Royal Dutch Shell plc	Integrated Oil & Gas	2.8%
Nestle SA	Food Products	2.7
Novartis AG	Pharmaceuticals	2.0
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	1.9
Roche Holding AG	Pharmaceuticals	1.9
HSBC Holdings plc	Banks	1.7
Toyota Motor Corp.	Automobiles	1.6
TOTAL SA	Integrated Oil & Gas	1.6
BP plc	Integrated Oil & Gas	1.5
Unilever	Personal Products	1.5
Top Ten		19.2%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of portfolio)

1 The expense ratios shown are from the prospectus dated February 22, 2018, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2018, the expense ratios were 0.42% for Investor Shares, 0.32% for ETF Shares, and 0.32% for Admiral Shares.

International High Dividend Yield Index Fund

Market Diversi cation (% of equity exposure)
		FTSE
		All-World
		ex US High
		Dividend
		Yield
	Fund	Index
Europe
United Kingdom	17.0%	17.1%
Switzerland	9.7	9.7
France	6.4	6.4
Germany	6.0	6.0
Spain	3.2	3.2
Netherlands	2.3	2.3
Italy	2.0	2.0
Sweden	1.6	1.6
Finland	1.4	1.4
Belgium	1.1	1.1
Other	1.6	1.6
Subtotal	52.3	52.4
Paci c
Japan	7.9%	7.9%
Australia	7.5	7.5
Hong Kong	1.6	1.6
Singapore	1.3	1.3
South Korea	1.3	1.3
Other	0.2	0.2
Subtotal	19.8%	19.8%
Emerging Markets
China	5.4%	5.4%
Taiwan	5.1	5.2
Brazil	2.0	2.0
Russia	1.7	1.7
South Africa	1.4	1.4
Thailand	1.0	0.9
Other	4.2	4.0
Subtotal	20.8%	20.6%
North America
Canada	6.8%	6.9%
Middle East
Other	0.3%	0.3%

International High Dividend Yield Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 25, 2016, Through October 31, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2018
		Since	Final Value
	One	Inception	of a $10,000
	Year	(2/25/2016)	Investment
International High Dividend Yield Index
Fund Investor Shares	-7.54%	9.55%	$12,768
FTSE All-World ex US High Dividend
Yield Index	-6.45	10.62	13,106
International Equity Income Funds
Average	-8.28	6.47	11,829

International Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $10,000
	Year	(2/25/2016)	Investment
International High Dividend Yield Index Fund
ETF Shares Net Asset Value	-7.03%	9.85%	$12,861
International High Dividend Yield Index Fund
ETF Shares Market Price	-7.53	9.74	11,829
FTSE All-World ex US High Dividend Yield
Index	-6.45	10.62	13,106

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.
Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares. The
Fiscal-Year Total Returns chart is not adjusted for fees.
See Financial Highlights for dividend and capital gains information.

International High Dividend Yield Index Fund

	Average Annual Total Returns
	Periods Ended October 31, 2018
		Since	Final Value
	One	Inception	of a $10,000
	Year	(3/2/2016)	Investment
International High Dividend Yield Index Fund
Admiral Shares	-7.46%	8.39%	$12,394
FTSE All-World ex US High Dividend Yield
Index	-6.45	9.28	12,667

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: February 25, 2016, Through October 31, 2018

		Since
	One	Inception
	Year	(2/25/2016)
International High Dividend Yield Index Fund ETF
Shares Market Price	-7.53%	28.29%
International High Dividend Yield Index Fund ETF
Shares Net Asset Value	-7.03	28.61
FTSE All-World ex US High Dividend Yield Index	-6.45	31.06

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): February 25, 2016, Through October 31, 2018

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares. The Fiscal-Year Total Returns chart is not adjusted for fees.

International High Dividend Yield Index Fund

Average Annual Total Returns: Periods Ended September 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Investor Shares	2/25/2016	-0.40%	12.90%
Fee-Adjusted Returns		-0.89	12.69
ETF Shares	2/25/2016
Market Price		-0.77	12.96
Net Asset Value		-0.32	13.01
Admiral Shares	3/2/2016	-0.30	11.70
Fee-Adjusted Returns		-0.79	11.49

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares. The Fiscal-Year Total Returns chart is not adjusted for fees.

International High Dividend Yield Index Fund

Financial Statements

Statement of Net Assets
As of October 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

		Market
		Value•
	Shares	($000)
Common Stocks (99.4%)[1]
Australia (7.5%)
Commonwealth Bank of
Australia	200,682	9,868
BHP Billiton Ltd.	365,508	8,434
Westpac Banking Corp.	389,924	7,407
Australia & New Zealand
Banking Group Ltd.	330,300	6,080
National Australia Bank
Ltd.	310,013	5,552
Wesfarmers Ltd.	128,930	4,270
Woolworths Group Ltd.	148,782	3,003
Macquarie Group Ltd.	35,048	2,923
Woodside Petroleum Ltd.	106,050	2,611
Rio Tinto Ltd.	47,209	2,569
Transurban Group	297,642	2,394
South32 Ltd.	581,603	1,500
Suncorp Group Ltd.	146,487	1,457
Brambles Ltd.	183,579	1,383
Insurance Australia
Group Ltd.	262,420	1,269
QBE Insurance Group
Ltd.	155,212	1,247
Amcor Ltd.	130,001	1,227
Telstra Corp. Ltd.	469,408	1,027
AGL Energy Ltd.	74,572	952
ASX Ltd.	22,218	933
APA Group	133,848	911
LendLease Group	65,911	823
Sonic Healthcare Ltd.	47,258	756
Tabcorp Holdings Ltd.	217,603	714
Aurizon Holdings Ltd.	212,517	633
Medibank Pvt Ltd.	308,871	612
Caltex Australia Ltd.	30,077	602
Sydney Airport	130,759	598
AMP Ltd.	335,914	589
Boral Ltd.	135,532	540

	Incitec Pivot Ltd.	189,722	526
	Fortescue Metals
	Group Ltd.	182,922	521
	Alumina Ltd.	280,718	509
	Challenger Ltd.	67,490	492
	Coca-Cola Amatil Ltd.	61,226	431
	Atlas Arteria Ltd.	81,854	396
	Bendigo & Adelaide
	Bank Ltd.	54,557	396
	Crown Resorts Ltd.	42,578	379
	CIMIC Group Ltd.	10,934	367
	Orora Ltd.	133,607	318
	Healthscope Ltd.	210,515	316
	Downer EDI Ltd.	63,931	315
	Bank of Queensland
	Ltd.	45,692	313
	Magellan Financial
	Group Ltd.	15,872	301
	Qantas Airways Ltd.	76,995	299
	Whitehaven Coal Ltd.	78,116	270
	AusNet Services	221,925	269
	DuluxGroup Ltd.	46,389	244
	Adelaide Brighton Ltd.	54,002	217
	Metcash Ltd.	105,620	206
	IOOF Holdings Ltd.	40,396	195
	Sims Metal
	Management Ltd.	20,257	162
	CSR Ltd.	61,240	154
^	Harvey Norman
	Holdings Ltd.	64,780	147
	Fairfax Media Ltd.	288,531	131
	Perpetual Ltd.	5,110	126
	Platinum Asset
	Management Ltd.	24,430	85
	Orica Ltd.	530	6
			80,975

International High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Austria (0.2%)
Erste Group Bank AG	32,460	1,321
ANDRITZ AG	7,941	411
Vienna Insurance Group
AG Wiener Versicherung
Gruppe	4,048	108
		1,840
Belgium (1.1%)
Anheuser-Busch InBev
SA	86,437	6,393
KBC Group NV	31,304	2,158
Ageas	21,190	1,060
Solvay SA Class A	8,095	922
Groupe Bruxelles
Lambert SA	8,435	785
Proximus SADP	15,516	395
bpost SA	10,960	166
Telenet Group Holding
NV	80	4
		11,883
Brazil (1.9%)
Itau Unibanco Holding
SA ADR	266,513	3,510
Banco Bradesco SA
ADR	247,813	2,273
Ambev SA ADR	408,810	1,770
Itausa - Investimentos
Itau SA Preference
Shares	499,153	1,508
Banco do Brasil SA	119,190	1,369
Banco Bradesco SA
Preference Shares	123,929	1,142
Itau Unibanco Holding
SA Preference Shares	75,120	994
Banco Bradesco SA	111,627	907
Ultrapar Participacoes
SA	47,700	567
Kroton Educacional SA	169,110	519
Telefonica Brasil SA
ADR	44,297	514
BB Seguridade
Participacoes SA	72,000	512
Banco Santander
Brasil SA	43,300	491
Cielo SA	131,000	465
Klabin SA	82,200	412
CCR SA	128,363	378
Ambev SA	84,100	369
Cia de Saneamento
Basico do Estado de
Sao Paulo	43,400	326
Cia Energetica de
Minas Gerais ADR	91,056	264

	IRB Brasil Resseguros	12,800	249
	Petrobras Distribuidora
	SA	37,600	242
	Bradespar SA
	Preference Shares	25,182	234
	Cosan SA	21,700	188
	Transmissora Alianca
	de Energia Eletrica SA	28,000	168
	Engie Brasil Energia SA	15,000	160
	Braskem SA Preference
	Shares	11,200	157
	Braskem SA ADR	5,140	143
	Banco do Estado do Rio
	Grande do Sul SA
	Preference Shares	26,100	139
	Qualicorp Consultoria e
	Corretora de Seguros
	SA	31,900	124
*	Centrais Eletricas
	Brasileiras SA ADR	17,247	121
	Banco BTG Pactual SA	22,629	120
	EDP - Energias do Brasil
	SA	28,550	107
	Cia de Transmissao de
	Energia Eletrica Paulista
	Preference Shares	5,502	97
	Sao Martinho SA	17,800	93
*	Centrais Eletricas
	Brasileiras SA
	Preference Shares	11,000	79
	Smiles Fidelidade SA	7,600	76
	Cia Paranaense de
	Energia Preference
	Shares	10,700	75
	Telefonica Brasil SA
	Preference Shares	4,300	50
	Cia Energetica de Minas
	Gerais Preference
	Shares	4,557	14
	Cia de Gas de Sao Paulo
	COMGAS Preference
	Shares Class A	717	11
	Cia Paranaense de
	Energia ADR	996	7
	Cia Energetica de
	Minas Gerais	957	3
			20,947
Canada (6.8%)
	Royal Bank of Canada	164,829	12,010
	Toronto-Dominion Bank	210,481	11,676
	Bank of Nova Scotia	140,390	7,534
	Enbridge Inc.	193,714	6,036
	Bank of Montreal	73,860	5,523

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Canadian Imperial Bank
	of Commerce	50,749	4,382
	TransCanada Corp.	103,845	3,916
	Manulife Financial Corp.	225,297	3,548
	Sun Life Financial Inc.	69,746	2,554
	Rogers Communications
	Inc. Class B	40,481	2,085
	Pembina Pipeline Corp.	56,350	1,823
	National Bank of Canada	39,567	1,796
	Fortis Inc.	47,638	1,574
	Thomson Reuters Corp.	31,550	1,468
	BCE Inc.	33,357	1,291
	Shaw Communications
	Inc. Class B	50,501	940
	Power Corp. of Canada	45,273	935
	TELUS Corp.	22,723	778
	Great-West Lifeco Inc.	31,357	720
	Inter Pipeline Ltd.	43,860	711
	Power Financial Corp.	28,020	603
2	Hydro One Ltd.	37,105	540
	CI Financial Corp.	27,994	414
	Canadian Utilities Ltd.
	Class A	13,151	312
	IGM Financial Inc.	8,214	202
			73,371
Chile (0.2%)
	Sociedad Quimica y
	Minera de Chile SA
	Preference Shares
	Class B	11,219	484
	Banco Santander Chile
	ADR	16,188	477
	Enel Americas SA ADR	58,917	464
	Banco de Chile	3,310,706	459
	Enel Chile SA	1,762,793	153
	Aguas Andinas SA
	Class A	268,363	140
	Colbun SA	736,603	138
	AES Gener SA	403,703	113
	Enel Chile SA ADR	21,294	92
	Enel Americas SA	207,067	33
			2,553
China (5.4%)
	China Construction
	Bank Corp.	10,165,000	8,066
	Industrial & Commercial
	Bank of China Ltd.	8,901,000	6,039
	China Mobile Ltd.	601,500	5,635
	Bank of China Ltd.	8,652,000	3,686
	CNOOC Ltd.	1,827,000	3,111
	China Petroleum &
	Chemical Corp.	2,927,000	2,384
	China Merchants Bank
	Co. Ltd.	433,500	1,674

	Agricultural Bank of
	China Ltd.	3,478,000	1,531
	China Overseas Land &
	Investment Ltd.	434,000	1,364
	China Pacific Insurance
	Group Co. Ltd.	298,000	1,113
	China Resources Land
	Ltd.	302,000	1,027
	Country Garden
	Holdings Co. Ltd.	856,000	921
	China Shenhua Energy
	Co. Ltd.	381,000	862
	CITIC Ltd.	552,000	829
	China Evergrande Group	337,000	808
	China Telecom Corp.
	Ltd.	1,602,000	758
	PICC Property &
	Casualty Co. Ltd.	773,000	751
	Sunac China Holdings
	Ltd.	254,000	695
	Bank of Communications
	Co. Ltd.	903,000	678
	Hengan International
	Group Co. Ltd.	84,373	671
	Guangdong Investment
	Ltd.	322,000	576
	China CITIC Bank Corp.
	Ltd.	911,320	565
	ANTA Sports Products
	Ltd.	135,000	557
	Lenovo Group Ltd.	836,000	533
	China Minsheng Banking
	Corp. Ltd.	698,100	516
	China Communications
	Construction Co. Ltd.	523,000	480
	China Vanke Co. Ltd.	146,108	451
	Longfor Group Holdings
	Ltd.	163,000	396
	China Resources Power
	Holdings Co. Ltd.	210,000	370
	Guangzhou Automobile
	Group Co. Ltd.	354,000	359
2	Huatai Securities Co. Ltd.	190,800	307
2	CGN Power Co. Ltd.	1,273,000	293
	China Cinda Asset
	Management Co. Ltd.	1,159,000	285
	China Jinmao Holdings
	Group Ltd.	630,000	265
	Huaneng Power
	International Inc.	474,000	264
	Beijing Enterprises
	Water Group Ltd.	516,000	264
	Shimao Property
	Holdings Ltd.	133,000	262

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Zijin Mining Group Co.
	Ltd.	700,000	262
	China Merchants Port
	Holdings Co. Ltd.	150,000	256
	GF Securities Co. Ltd.	191,000	247
	Far East Horizon Ltd.	247,000	240
	Yangzijiang Shipbuilding
	Holdings Ltd.	256,500	230
	China Communications
	Services Corp. Ltd.	282,000	229
	Shenzhen International
	Holdings Ltd.	115,000	220
	Yanzhou Coal Mining
	Co. Ltd.	228,000	217
	China Resources Cement
	Holdings Ltd.	244,000	217
2	China Galaxy Securities
	Co. Ltd.	421,000	212
	Weichai Power Co. Ltd.	212,000	210
2	China Huarong Asset
	Management Co. Ltd.	1,154,000	210
	Great Wall Motor Co.
	Ltd.	345,000	205
	Kingboard Holdings Ltd.	75,000	201
	Agile Group Holdings Ltd.	170,000	195
	COSCO SHIPPING
	Ports Ltd.	188,000	192
	China Everbright Bank
	Co. Ltd.	407,000	182
	Chongqing Rural
	Commercial Bank Co.
	Ltd.	322,000	178
2	Fuyao Glass Industry
	Group Co. Ltd.	60,000	177
	Guangzhou R&F
	Properties Co. Ltd.	112,000	177
	Sinopec Shanghai
	Petrochemical Co. Ltd.	398,000	175
	Jiangsu Expressway
	Co. Ltd.	130,000	174
2	Dali Foods Group Co.
	Ltd.	243,000	174
	China Everbright Ltd.	96,000	170
	Zhejiang Expressway
	Co. Ltd.	202,000	170
	Nine Dragons Paper
	Holdings Ltd.	174,000	167
2	Sinopec Engineering
	Group Co. Ltd.	169,000	157
	CIFI Holdings Group
	Co. Ltd.	364,000	153
	China Reinsurance
	Group Corp.	755,000	145

	China State Construction
	International Holdings
	Ltd.	198,000	142
	Sino-Ocean Group
	Holding Ltd.	356,000	140
	Lee & Man Paper
	Manufacturing Ltd.	155,000	133
2	China Merchants
	Securities Co. Ltd.	111,200	126
*	Country Garden
	Services Holdings Co.
	Ltd.	95,402	124
	China Power International
	Development Ltd.	611,370	121
	Shenzhen Investment
	Ltd.	414,000	119
	Logan Property
	Holdings Co. Ltd.	128,000	119
	Sinotruk Hong Kong Ltd.	81,000	117
	Yuexiu Property Co. Ltd.	660,000	105
	Kingboard Laminates
	Holdings Ltd.	135,000	104
	Shanghai Industrial
	Holdings Ltd.	49,000	103
2	BAIC Motor Corp. Ltd.	179,000	101
	KWG Group Holdings
	Ltd.	128,500	99
	Chongqing Changan
	Automobile Co. Ltd.
	Class B	132,400	89
	Metallurgical Corp. of
	China Ltd.	353,000	86
	SOHO China Ltd.	245,500	83
	China Zhongwang
	Holdings Ltd.	180,400	80
2	Red Star Macalline
	Group Corp. Ltd.	74,757	66
	COSCO SHIPPING
	Energy Transportation
	Co. Ltd.	120,000	66
	Yantai Changyu Pioneer
	Wine Co. Ltd. Class B	30,500	65
	China Dongxiang Group
	Co. Ltd.	419,000	65
	Sinotrans Ltd.	185,000	65
	China BlueChemical Ltd.	176,000	60
	Shenzhen Expressway
	Co. Ltd.	60,000	55
	Yanlord Land Group Ltd.	56,600	52
	Huadian Power
	International Corp. Ltd.	134,000	51
	Anhui Expressway Co.
	Ltd.	74,000	43

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	China Machinery
	Engineering Corp.	84,000	38
	Shanghai Jinjiang
	International Hotels
	Development Co. Ltd.
	Class B	18,600	38
	Sichuan Expressway
	Co. Ltd.	118,000	35
	Huadian Fuxin Energy
	Corp. Ltd.	190,000	34
	China South City
	Holdings Ltd.	220,000	32
	Beijing Jingneng Clean
	Energy Co. Ltd.	122,000	23
	Weifu High-Technology
	Group Co. Ltd. Class B	5,500	10
	Beijing Enterprises
	Holdings Ltd.	1,000	5
			57,882
Colombia (0.1%)
	Ecopetrol SA ADR	25,178	586
	Bancolombia SA ADR	13,055	482
	Grupo Aval Acciones
	y Valores Preference
	Shares	264,009	93
	Ecopetrol SA	19,170	22
	Bancolombia SA
	Preference Shares	306	3
			1,186
Czech Republic (0.1%)
	CEZ AS	17,909	426
	Komercni banka as	8,279	314
2	Moneta Money Bank AS	61,234	203
	O2 Czech Republic AS	5,665	60
	Philip Morris CR AS	74	46
			1,049
Denmark (0.3%)
	Danske Bank A/S	77,093	1,476
	Pandora A/S	11,651	728
	ISS A/S	21,612	710
	H Lundbeck A/S	6,956	324
	Tryg A/S	12,671	305
			3,543
Egypt (0.0%)
	ElSewedy Electric Co.	92,920	79
*	Egyptian Financial
	Group-Hermes
	Holding Co.	97,887	77
	Telecom Egypt Co.	45,428	27
			183

Finland (1.4%)
	Nokia Oyj	638,432	3,606
	Sampo Oyj Class A	55,585	2,556
	Kone Oyj Class B	44,325	2,157
	UPM-Kymmene Oyj	60,630	1,949
	Fortum Oyj	50,141	1,056
	Stora Enso Oyj	64,670	972
	Elisa Oyj	15,932	634
	Nokian Renkaat Oyj	15,327	488
	Kesko Oyj Class B	7,549	441
	Orion Oyj Class B	11,887	409
	Metso Oyj	11,983	378
			14,646
France (6.4%)
	TOTAL SA	286,344	16,801
	Sanofi	123,566	11,042
	BNP Paribas SA	123,485	6,435
	AXA SA	219,705	5,499
	Schneider Electric SE	58,414	4,224
	Orange SA	218,091	3,404
	Societe Generale SA	82,283	3,016
	Engie SA	186,736	2,481
	Cie Generale des
	Etablissements
	Michelin SCA	20,210	2,069
	Credit Agricole SA	129,535	1,659
	Renault SA	20,823	1,555
	Publicis Groupe SA	24,080	1,394
	Carrefour SA	64,095	1,243
	Veolia Environnement
	SA	57,733	1,151
	Edenred	27,124	1,029
	SES SA Class A	40,524	870
	Bouygues SA	23,127	843
	SCOR SE	17,915	828
	Suez	41,028	592
	Natixis SA	94,756	553
	CNP Assurances	18,914	422
	Eutelsat
	Communications SA	19,373	392
2	Amundi SA	6,549	389
	Lagardere SCA	12,770	349
^	Casino Guichard
	Perrachon SA	6,803	300
	Societe BIC SA	2,658	254
2	ALD SA	10,242	153
			68,947
Germany (5.9%)
	Allianz SE	48,776	10,161
	Siemens AG	87,428	10,050
	BASF SE	104,250	8,000
	Deutsche Telekom AG	367,120	6,022

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Daimler AG	98,387	5,828
	Muenchener
	Rueckversicherungs-
	Gesellschaft AG in
	Muenchen	17,013	3,654
	Deutsche Post AG	110,602	3,492
	Bayerische Motoren
	Werke AG	36,290	3,125
	Vonovia SE	59,487	2,718
	E.ON SE	247,293	2,391
	Porsche Automobil
	Holding SE Preference
	Shares	17,715	1,127
	Hannover Rueck SE	6,725	904
	LEG Immobilien AG	7,257	793
	Uniper SE	22,238	642
	Volkswagen AG	3,771	621
	ProSiebenSat.1 Media
	SE	26,131	603
	Evonik Industries AG	18,904	585
	HUGO BOSS AG	7,322	523
	Bayerische Motoren
	Werke AG Preference
	Shares	6,492	489
	MAN SE	3,571	372
2	Innogy ORD SE	7,502	331
*,§	Innogy SE	7,579	316
	Telefonica Deutschland
	Holding AG	81,217	316
	METRO AG	19,428	292
	RTL Group SA	4,507	289
	1&1 Drillisch AG	5,558	248
	Talanx AG	4,238	152
	CECONOMY AG	22,835	117
	Deutsche Lufthansa AG	307	6
	Axel Springer SE	68	5
			64,172
Greece (0.1%)
	Hellenic
	Telecommunications
	Organization SA	27,234	303
	OPAP SA	23,374	220
	Motor Oil Hellas Corinth
	Refineries SA	6,869	163
	Hellenic Petroleum SA	7,538	60
			746
Hong Kong (1.6%)
	Sun Hung Kai
	Properties Ltd.	162,000	2,105
	CLP Holdings Ltd.	187,000	2,095
	Hang Seng Bank Ltd.	83,300	1,953
	BOC Hong Kong
	Holdings Ltd.	411,000	1,539

	Sands China Ltd.	273,200	1,080
	Power Assets
	Holdings Ltd.	151,373	1,011
	New World
	Development Co. Ltd.	625,000	795
2	WH Group Ltd.	967,639	680
	Swire Pacific Ltd.
	Class A	58,000	603
	Sino Land Co. Ltd.	334,000	525
	CK Infrastructure
	Holdings Ltd.	71,000	520
	Hang Lung Properties
	Ltd.	232,000	421
	Wynn Macau Ltd.	164,800	343
	Hysan Development
	Co. Ltd.	68,000	319
	NWS Holdings Ltd.	160,000	318
	PCCW Ltd.	443,000	243
	Kerry Properties Ltd.	74,000	233
	VTech Holdings Ltd.	19,700	231
	Xinyi Glass Holdings
	Ltd.	230,000	228
	Yue Yuen Industrial
	Holdings Ltd.	80,500	221
	Hopewell Holdings Ltd.	71,000	219
2	BOC Aviation Ltd.	24,200	173
	Li & Fung Ltd.	648,000	129
	Chow Tai Fook
	Jewellery Group Ltd.	135,000	118
	Xinyi Solar Holdings Ltd.	322,800	101
	Haitong International
	Securities Group Ltd.	307,000	101
	Lifestyle International
	Holdings Ltd.	55,000	95
	Cafe de Coral Holdings
	Ltd.	38,000	82
	Shun Tak Holdings Ltd.	236,000	76
	SA Sa International
	Holdings Ltd.	132,000	51
	Hopewell Highway
	Infrastructure Ltd.	93,500	49
	Guotai Junan
	International Holdings
	Ltd.	264,000	48
	Television Broadcasts
	Ltd.	22,000	46
	CK Asset Holdings Ltd.	4,000	26
	Want Want China
	Holdings Ltd.	9,998	7
	MTR Corp. Ltd.	1,000	5
			16,789

International High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Hungary (0.1%)
MOL Hungarian Oil &
Gas plc	48,409	508
Magyar Telekom
Telecommunications plc	49,466	67
		575
India (0.3%)
Oil & Natural Gas Corp.
Ltd.	355,415	736
Coal India Ltd.	140,843	508
Indian Oil Corp. Ltd.	248,079	465
Bharat Petroleum Corp.
Ltd.	113,572	424
Indiabulls Housing
Finance Ltd.	36,738	414
Bharti Infratel Ltd.	98,476	358
Hindustan Petroleum
Corp. Ltd.	72,539	221
NMDC Ltd.	90,891	134
REC Ltd.	66,805	105
Power Finance Corp.
Ltd.	73,594	95
Oil India Ltd.	35,390	95
NHPC Ltd.	258,867	85
		3,640
Indonesia (0.2%)
Telekomunikasi
Indonesia Persero
Tbk PT	5,387,200	1,365
Adaro Energy Tbk PT	1,596,900	173
Bukit Asam Tbk PT	409,500	115
Tower Bersama
Infrastructure Tbk PT	262,800	81
Matahari Department
Store Tbk PT	236,900	76
Media Nusantara Citra
Tbk PT	477,100	24
Indocement Tunggal
Prakarsa Tbk PT	2,600	3
		1,837
Israel (0.3%)
Bank Leumi Le-Israel
BM	173,950	1,085
Bank Hapoalim BM	118,201	800
Israel Chemicals Ltd.	75,608	436
Bezeq The Israeli
Telecommunication
Corp. Ltd.	248,345	285
Mizrahi Tefahot Bank
Ltd.	15,026	253
Delek Group Ltd.	532	89
Gazit-Globe Ltd.	7,951	66
* Shikun & Binui Ltd.	22,868	43
		3,057

Italy (2.0%)
	Eni SPA	285,329	5,067
	Enel SPA	887,813	4,353
	Intesa Sanpaolo SPA
	(Registered)	1,719,661	3,809
	Assicurazioni Generali
	SPA	147,704	2,383
	Atlantia SPA	60,707	1,220
	Snam SPA	257,170	1,063
	Terna Rete Elettrica
	Nazionale SPA	159,808	825
	Mediobanca Banca di
	Credito Finanziario SPA	66,162	579
	FinecoBank Banca
	Fineco SPA	44,405	464
2	Poste Italiane SPA	53,341	383
	Unione di Banche
	Italiane SPA	118,808	363
	Telecom Italia SPA
	(Bearer)	688,168	348
	A2A SPA	182,255	294
	Italgas SPA	54,652	282
	UnipolSai Assicurazioni
	SPA	90,991	199
	Banca Mediolanum SPA	26,712	155
	UniCredit SPA	212	3
			21,790
Japan (7.8%)
	Toyota Motor Corp.	288,100	16,877
	Sumitomo Mitsui
	Financial Group Inc.	151,000	5,879
	Mizuho Financial Group
	Inc.	2,904,200	4,988
	KDDI Corp.	202,400	4,898
	Mitsubishi Corp.	146,600	4,126
	Tokio Marine Holdings
	Inc.	77,000	3,628
	NTT DOCOMO Inc.	143,700	3,564
	Japan Tobacco Inc.	135,700	3,487
	Canon Inc.	118,300	3,370
	Mitsui & Co. Ltd.	192,612	3,218
	ITOCHU Corp.	162,100	3,006
	JXTG Holdings Inc.	364,205	2,461
	ORIX Corp.	145,600	2,372
	Nissan Motor Co. Ltd.	216,300	1,968
	Sumitomo Corp.	127,638	1,936
	Subaru Corp.	69,100	1,864
	Japan Post Holdings
	Co. Ltd.	146,552	1,738
	MS&AD Insurance
	Group Holdings Inc.	57,400	1,724
	Sumitomo Mitsui Trust
	Holdings Inc.	43,000	1,708
	Marubeni Corp.	177,800	1,442
	Resona Holdings Inc.	248,600	1,308

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Kansai Electric Power
	Co. Inc.	82,300	1,260
	Daito Trust
	Construction Co. Ltd.	8,400	1,107
	Daiwa Securities Group
	Inc.	177,800	1,020
	Sekisui House Ltd.	65,173	956
	SBI Holdings Inc.	24,900	650
	Japan Post Bank Co.
	Ltd.	48,000	560
	Sojitz Corp.	141,100	474
	Aozora Bank Ltd.	13,700	473
	Chugoku Electric
	Power Co. Inc.	33,573	432
	Lawson Inc.	5,700	362
	DIC Corp.	9,400	277
	Sankyo Co. Ltd.	5,400	206
	Miraca Holdings Inc.	6,600	161
	Aoyama Trading Co.
	Ltd.	5,000	151
	Heiwa Corp.	5,700	130
	Matsui Securities Co.
	Ltd.	12,000	122
	Tokai Tokyo Financial
	Holdings Inc.	22,100	114
	Hitachi Capital Corp.	4,300	105
	SKY Perfect JSAT
	Holdings Inc.	15,500	69
	Ricoh Co. Ltd.	1,000	10
	Japan Airlines Co. Ltd.	200	7
			84,208
Malaysia (0.6%)
	Tenaga Nasional Bhd.	449,033	1,578
	Malayan Banking Bhd.	676,297	1,535
	CIMB Group Holdings
	Bhd.	758,300	1,038
	DiGi.Com Bhd.	401,400	414
	Maxis Bhd.	314,000	393
	Petronas Gas Bhd.	83,900	367
	MISC Bhd.	156,500	228
	Sime Darby Bhd.	404,400	213
	AMMB Holdings Bhd.	208,400	189
	YTL Corp. Bhd.	509,068	129
	Alliance Bank Malaysia
	Bhd.	134,800	128
	British American
	Tobacco Malaysia Bhd.	16,300	121
	Westports Holdings Bhd.	134,900	110
	Telekom Malaysia Bhd.	129,800	74
	YTL Power International
	Bhd.	317,848	72
2	Astro Malaysia Holdings
	Bhd.	162,500	52
			6,641

Mexico (0.5%)
	Grupo Financiero
	Banorte SAB de CV	322,900	1,777
	Wal-Mart de Mexico
	SAB de CV	595,300	1,520
	Grupo Mexico SAB de
	CV Class B	412,100	951
	Grupo Aeroportuario
	del Pacifico SAB de
	CV Class B	42,100	348
	Banco Santander
	Mexico SA Institucion
	de Banca Multiple
	Grupo Financiero
	Santand Class B	177,900	222
	Promotora y Operadora
	de Infraestructura SAB
	de CV	22,275	203
	Industrias Penoles SAB
	de CV	13,990	197
	Grupo Aeroportuario
	del Centro Norte SAB
	de CV Class B	36,400	190
	Kimberly-Clark de
	Mexico SAB de CV
	Class A	90,200	130
*	Alpek SAB de CV	51,000	67
2	Nemak SAB de CV	68,200	50
	Infraestructura
	Energetica Nova SAB
	de CV	1,000	4
			5,659
Netherlands (2.2%)
^	Unilever NV	172,296	9,259
	ING Groep NV	445,283	5,268
	Koninklijke Ahold
	Delhaize NV	134,387	3,076
	NN Group NV	38,314	1,645
	Aegon NV	197,219	1,210
2	ABN AMRO Group NV	46,934	1,151
	Koninklijke KPN NV	381,118	1,006
	ASR Nederland NV	15,559	706
	Randstad NV	12,798	644
2	Signify NV	12,962	319
	Boskalis Westminster	150	4
			24,288
New Zealand (0.2%)
	Spark New Zealand Ltd.	205,127	530
	Auckland International
	Airport Ltd.	99,362	454
*	Fletcher Building Ltd.	97,569	386
	Meridian Energy Ltd.	150,765	309
	Contact Energy Ltd.	83,848	307

International High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
SKYCITY Entertainment
Group Ltd.	80,932	203
Mercury NZ Ltd.	82,195	183
Air New Zealand Ltd.	45,430	83
		2,455
Norway (0.8%)
Equinor ASA	111,250	2,878
DNB ASA	120,629	2,179
Telenor ASA	76,451	1,402
Marine Harvest ASA	46,468	1,125
Orkla ASA	86,270	745
^ Aker BP ASA	12,657	415
Gjensidige Forsikring
ASA	19,410	300
		9,044
Other (0.0%) [3]
* Taishin Financial
Holding Co. Ltd. Rights	22,356	2

Pakistan (0.0%)
Pakistan Petroleum Ltd.	80,500	113
Oil & Gas Development
Co. Ltd.	74,800	90
Habib Bank Ltd.	71,175	78
Fauji Fertilizer Co. Ltd.	55,500	41
		322
Peru (0.2%)
Credicorp Ltd.	7,584	1,712

Philippines (0.1%)
PLDT Inc.	13,075	337
Manila Electric Co.	32,110	221
Globe Telecom Inc.	3,740	146
DMCI Holdings Inc.	494,100	119
Aboitiz Power Corp.	153,300	97
Semirara Mining &
Power Corp. Class A	156,320	82
		1,002
Poland (0.2%)
Polski Koncern Naftowy
ORLEN SA	35,734	859
Powszechny Zaklad
Ubezpieczen SA	65,586	668
Bank Polska Kasa
Opieki SA	16,940	462
* Polskie Gornictwo
Naftowe i
Gazownictwo SA	203,308	332
		2,321
Portugal (0.2%)
Galp Energia SGPS SA	57,666	1,003
EDP - Energias de
Portugal SA	253,906	892
		1,895

Qatar (0.6%)
Qatar National Bank
QPSC	50,532	2,705
Industries Qatar QSC	23,287	896
Qatar Islamic Bank SAQ	12,727	535
Masraf Al Rayan QSC	39,823	415
Commercial Bank PQSC	25,061	285
Qatar Electricity &
Water Co. QSC	5,449	281
Barwa Real Estate Co.	24,142	248
Qatar Gas Transport
Co. Ltd.	36,009	172
Ooredoo QPSC	8,860	168
Qatar Navigation QSC	5,673	111
Doha Bank QPSC	16,287	98
Qatar International
Islamic Bank QSC	3,076	52
Al Meera Consumer
Goods Co. QSC	514	21
		5,987
Russia (1.7%)
Lukoil PJSC ADR	47,593	3,548
Sberbank of Russia
PJSC	1,111,840	3,196
Gazprom PJSC ADR	500,916	2,369
Tatneft PJSC ADR	28,579	2,006
Rosneft Oil Co. PJSC
GDR	139,935	980
MMC Norilsk Nickel
PJSC ADR	39,970	662
AK Transneft OAO
Preference Shares	189	491
Surgutneftegas OAO
Preference Shares	847,209	489
Gazprom PJSC	189,225	446
LUKOIL PJSC	5,705	428
Mobile TeleSystems
PJSC ADR	53,218	426
Alrosa PJSC	278,800	423
Severstal PJSC GDR	21,816	339
Magnit PJSC GDR	22,639	302
MMC Norilsk Nickel
PJSC	1,589	265
Inter RAO UES PJSC	4,307,000	261
Novolipetsk Steel PJSC	99,520	242
Moscow Exchange
MICEX-RTS PJSC	174,046	232
Sberbank of Russia
PJSC ADR	14,446	170
Polyus PJSC GDR	5,173	159
Magnitogorsk Iron &
Steel Works PJSC	206,300	150
Magnit PJSC	2,613	143
PhosAgro PJSC GDR	10,445	136
RusHydro PJSC	12,696,000	106

International High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Rostelecom PJSC	82,370	88
Aeroflot PJSC	44,899	66
Tatneft PJSC	5,360	63
Unipro PJSC	1,488,000	61
Tatneft PAO
Preference Shares	6,510	52
Federal Grid Co.
Unified Energy
System PJSC	19,870,000	46
Sistema PJSFC	270,400	32
ROSSETI PJSC	2,214,653	23
Severstal PJSC	680	11
LSR Group PJSC GDR	1,332	2
		18,413
Singapore (1.3%)
DBS Group Holdings
Ltd.	205,078	3,480
Oversea-Chinese
Banking Corp. Ltd.	375,500	2,917
United Overseas Bank
Ltd.	145,400	2,571
Singapore
Telecommunications
Ltd.	856,988	1,958
Keppel Corp. Ltd.	159,200	713
Singapore Exchange
Ltd.	98,573	488
Singapore
Technologies
Engineering Ltd.	170,200	437
ComfortDelGro Corp.
Ltd.	232,100	378
Singapore Press
Holdings Ltd.	179,400	344
SATS Ltd.	61,500	221
Hutchison Port
Holdings Trust	620,700	153
Golden Agri-Resources
Ltd.	800,100	147
StarHub Ltd.	51,700	70
Frasers Property Ltd.	59,700	68
M1 Ltd.	32,800	50
SIA Engineering Co.
Ltd.	7,500	15
Singapore Airlines Ltd.	800	5
		14,015
South Africa (1.4%)
Sasol Ltd.	60,097	1,964
Standard Bank Group
Ltd.	145,780	1,615
FirstRand Ltd.	364,973	1,594
MTN Group Ltd.	203,618	1,182
Sanlam Ltd.	195,859	986
Absa Group Ltd.	78,517	793

	Nedbank Group Ltd.	42,355	716
	Vodacom Group Ltd.	70,777	597
	RMB Holdings Ltd.	78,213	395
	Woolworths Holdings
	Ltd.	111,869	386
	NEPI Rockcastle plc	39,788	344
	Exxaro Resources Ltd.	29,241	299
	Life Healthcare Group
	Holdings Ltd.	170,734	284
	Truworths
	International Ltd.	49,402	271
	Foschini Group Ltd.	24,497	268
	AVI Ltd.	39,409	267
	Netcare Ltd.	152,999	257
	SPAR Group Ltd.	19,627	234
	Imperial Holdings Ltd.	20,428	227
	Investec Ltd.	33,891	210
	Rand Merchant
	Investment Holdings
	Ltd.	68,857	160
*	MMI Holdings Ltd.	126,499	153
	Sibanye Gold Ltd.	198,790	138
	Kumba Iron Ore Ltd.	6,718	132
	Telkom SA SOC Ltd.	36,181	132
	African Rainbow
	Minerals Ltd.	14,196	120
	Santam Ltd.	5,630	118
	JSE Ltd.	10,438	116
	Liberty Holdings Ltd.	15,038	110
	Coronation Fund
	Managers Ltd.	31,840	106
	Tsogo Sun Holdings
	Ltd.	69,630	96
	Assore Ltd.	3,910	82
	MAS Real Estate Inc.	48,064	69
	Reunert Ltd.	12,279	66
	AECI Ltd.	8,576	55
	Tongaat Hulett Ltd.	13,671	53
	Bidvest Group Ltd.	518	7
	Mr Price Group Ltd.	373	6
	Oceana Group Ltd.	956	6
	Barloworld Ltd.	374	3
			14,617
South Korea (1.3%)
	Samsung Electronics
	Co. Ltd. Preference
	Shares	93,550	2,952
	Shinhan Financial
	Group Co. Ltd.	51,902	1,933
	SK Innovation Co. Ltd.	6,917	1,298
	Hana Financial Group Inc.	33,933	1,143
	KT&G Corp.	12,607	1,124
	Woori Bank	56,455	782

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	SK Telecom Co. Ltd.
	ADR	23,798	617
	S-Oil Corp.	4,545	496
	Korea Electric Power
	Corp. ADR	37,518	449
	Industrial Bank of
	Korea	30,330	396
	Coway Co. Ltd.	6,384	394
	DB Insurance Co. Ltd.	5,195	327
	Kangwon Land Inc.	12,529	317
	LG Uplus Corp.	22,000	313
	Hyundai Marine & Fire
	Insurance Co. Ltd.	7,159	263
	Korea Electric Power
	Corp.	10,962	262
	Cheil Worldwide Inc.	8,268	165
	DGB Financial Group
	Inc.	18,602	154
	NH Investment &
	Securities Co. Ltd.	13,685	147
	Samsung Card Co. Ltd.	3,790	112
	Doosan Corp.	738	78
*	Hyosung TNC Co. Ltd.	305	47
	Hyosung Corp.	973	44
	Hite Jinro Co. Ltd.	3,169	44
*	Hyosung Advanced
	Materials Corp.	316	29
	BGF Co. Ltd.	4,008	26
*	Hyosung Chemical Corp.	225	26
*	Hyosung Heavy
	Industries Corp.	657	24
			13,962
Spain (3.2%)
	Banco Santander SA	1,833,056	8,722
	Iberdrola SA	683,141	4,834
	Telefonica SA	517,502	4,245
	Banco Bilbao Vizcaya
	Argentaria SA	757,767	4,182
	Repsol SA	137,988	2,466
	CaixaBank SA	406,426	1,645
	Ferrovial SA	55,382	1,109
	ACS Actividades de
	Construccion y
	Servicios SA	27,784	1,040
	Red Electrica Corp. SA	48,675	1,008
^	Naturgy Energy Group
	SA	35,440	871
	Banco de Sabadell SA	649,448	855
	Endesa SA	36,730	768
	Enagas SA	25,344	672
	Bankinter SA	78,211	641
	Bankia SA	137,920	433
	Mapfre SA	112,789	337
	Acerinox SA	20,094	224

	Acciona SA	2,371	200
	Mediaset Espana
	Comunicacion SA	20,585	140
	Zardoya Otis SA	18,336	125
			34,517
Sweden (1.6%)
	Nordea Bank AB	362,144	3,147
	Swedbank AB Class A	113,964	2,564
	Investor AB Class B	51,737	2,242
	Svenska Handelsbanken
	AB Class A	168,851	1,835
^	Hennes & Mauritz AB
	Class B	100,342	1,772
	Skandinaviska Enskilda
	Banken AB Class A	162,235	1,679
	Telia Co. AB	308,903	1,391
	SKF AB	42,502	681
	Skanska AB Class B	40,548	637
	Tele2 AB	39,249	446
^	ICA Gruppen AB	9,431	334
	Industrivarden AB	964	20
	Svenska Handelsbanken
	AB Class B	987	11
	Kinnevik AB	321	9
			16,768
Switzerland (9.6%)
	Nestle SA	343,326	28,985
	Novartis AG	248,111	21,728
	Roche Holding AG	79,432	19,331
	UBS Group AG	400,691	5,600
	Zurich Insurance Group
	AG	17,125	5,317
	ABB Ltd.	203,534	4,095
	Credit Suisse Group
	AG	288,889	3,777
	Swiss Re AG	34,728	3,134
	LafargeHolcim Ltd.	54,262	2,513
	Swiss Life Holding AG	3,912	1,476
	SGS SA	591	1,404
	Swisscom AG	2,899	1,327
	Adecco Group AG	17,153	840
	Kuehne & Nagel
	International AG	5,777	803
	Baloise Holding AG	5,400	772
	Swiss Prime Site AG	8,533	692
	Roche Holding AG
	(Bearer)	2,755	671
	Helvetia Holding AG	795	487
	PSP Swiss Property
	AG	4,521	436
	Pargesa Holding SA	4,161	305
	Banque Cantonale
	Vaudoise	293	219
			103,912

International High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Taiwan (5.1%)
Taiwan Semiconductor
Manufacturing Co.
Ltd.	2,736,200	20,542
Hon Hai Precision
Industry Co. Ltd.	1,360,000	3,462
Formosa Plastics Corp.	556,879	1,821
Nan Ya Plastics Corp.	644,000	1,604
Cathay Financial
Holding Co. Ltd.	906,908	1,440
Formosa Chemicals &
Fibre Corp.	392,000	1,423
CTBC Financial
Holding Co. Ltd.	2,121,120	1,420
Uni-President
Enterprises Corp.	551,000	1,336
Fubon Financial
Holding Co. Ltd.	820,000	1,287
MediaTek Inc.	167,000	1,234
China Steel Corp.	1,416,000	1,118
Chunghwa Telecom
Co. Ltd. ADR	31,323	1,099
Delta Electronics Inc.	244,400	1,029
Mega Financial
Holding Co. Ltd.	1,206,000	1,021
Catcher Technology
Co. Ltd.	83,000	839
President Chain Store
Corp.	67,000	758
First Financial Holding
Co. Ltd.	1,096,427	694
Taiwan Mobile Co. Ltd.	184,000	658
Yuanta Financial
Holding Co. Ltd.	1,260,000	613
Formosa
Petrochemical Corp.	153,000	604
Taiwan Cooperative
Financial Holding Co.
Ltd.	1,059,580	597
Asustek Computer Inc.	79,996	593
Taiwan Cement Corp.	514,600	578
Hua Nan Financial
Holdings Co. Ltd.	927,101	524
Taishin Financial
Holding Co. Ltd.	1,108,272	494
Quanta Computer Inc.	287,000	454
Far Eastern New
Century Corp.	448,000	451
Far EasTone
Telecommunications
Co. Ltd.	187,000	446
United Microelectronics
Corp. ADR	232,587	437

	Chunghwa Telecom
	Co. Ltd.	120,000	424
	Pegatron Corp.	226,000	413
	SinoPac Financial
	Holdings Co. Ltd.	1,170,641	398
^	AU Optronics Corp.
	ADR	100,000	383
	Pou Chen Corp.	295,000	299
	Cheng Shin Rubber
	Industry Co. Ltd.	204,994	289
	Foxconn Technology
	Co. Ltd.	136,190	289
	Novatek
	Microelectronics Corp.	63,000	279
	Compal Electronics Inc.	497,000	275
	Asia Cement Corp.	256,000	271
	Lite-On Technology
	Corp.	235,194	270
	Inventec Corp.	330,994	268
	Eclat Textile Co. Ltd.	22,200	264
	Feng TAY Enterprise
	Co. Ltd.	40,000	241
	ASE Technology
	Holding Co. Ltd.	119,171	240
	Realtek Semiconductor
	Corp.	51,000	205
	Globalwafers Co. Ltd.	24,000	191
	Wistron Corp.	310,656	190
	Vanguard International
	Semiconductor Corp.	100,000	185
	Synnex Technology
	International Corp.	170,000	183
	Nanya Technology
	Corp.	93,000	155
	Formosa Taffeta Co.
	Ltd.	130,000	142
	Chicony Electronics
	Co. Ltd.	68,370	137
	Teco Electric and
	Machinery Co. Ltd.	211,000	121
	Feng Hsin Steel Co.
	Ltd.	57,000	108
	Taiwan Secom Co. Ltd.	36,000	102
	Transcend
	Information Inc.	34,000	71
	United
	Microelectronics Corp.	166,000	63
	Taiwan Semiconductor
	Manufacturing Co.
	Ltd. ADR	232	9
			55,041

International High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Thailand (0.9%)
PTT PCL	1,627,100	2,502
Siam Cement PCL
NVDR	81,800	1,033
Siam Commercial
Bank PCL (Local)	243,900	1,012
Advanced Info Service
PCL (Local)	127,320	753
PTT Exploration and
Production PCL (Local)	159,400	668
PTT Global Chemical
PCL	234,099	547
Krung Thai Bank PCL	716,200	435
Intouch Holdings PCL	218,000	349
Bangkok Bank PCL
(Foreign)	53,800	344
Charoen Pokphand
Foods PCL	432,000	329
Thai Oil PCL	121,000	309
Banpu PCL (Local)	467,250	246
IRPC PCL	1,204,500	222
Electricity Generating
PCL	29,197	204
Siam Cement PCL
(Foreign)	14,150	179
Thai Union Group PCL	280,600	141
Glow Energy PCL	52,900	134
Delta Electronics
Thailand PCL	62,400	130
Land & Houses Ord Shs	410,100	128
Ratchaburi Electricity
Generating Holding
PCL (Local)	86,400	128
Siam Commercial Bank
PCL	30,700	127
Land and House Public
NVDR	265,200	83
Siam City Cement PCL
(Local)	9,600	70
Banpu PCL	47,250	25
Intouch Holdings PCL -
NVDR	10,800	17
Siam Cement PCL	600	7
Siam City Cement PCL
(Foreign)	532	4
		10,126
Turkey (0.2%)
Turkiye Garanti Bankasi
AS	247,640	312
Tupras Turkiye Petrol
Rafinerileri AS	12,777	302
Akbank T.A.S.	245,003	290
Turkcell Iletisim
Hizmetleri AS	129,340	263

Eregli Demir ve Celik
Fabrikalari TAS	138,865	225
Turkiye Is Bankasi AS	167,372	120
TAV Havalimanlari
Holding AS	23,027	96
Petkim Petrokimya
Holding AS	79,456	72
Turkiye Halk Bankasi
AS	61,504	68
Arcelik AS	24,011	67
Ford Otomotiv Sanayi
AS	5,624	60
Soda Sanayii AS	45,670	55
Turkiye Sise ve Cam
Fabrikalari AS	65,366	55
Tofas Turk Otomobil
Fabrikasi AS	14,416	55
Enka Insaat ve Sanayi
AS	42,026	35
		2,075
United Arab Emirates (0.7%)
First Abu Dhabi Bank
PJSC	1,240,935	4,672
Emirates
Telecommunications
Group Co. PJSC	199,236	945
Emaar Properties PJSC	551,276	765
Abu Dhabi Commercial
Bank PJSC	230,821	508
Dubai Islamic Bank
PJSC	184,772	265
Aldar Properties PJSC	464,841	219
Emaar Malls PJSC	276,536	138
Dubai Investments
PJSC	246,435	108
DAMAC Properties
Dubai Co. PJSC	166,712	92
Air Arabia PJSC	215,052	60
Dubai Financial
Market PJSC	229,335	54
Al Waha Capital PJSC	92,657	47
		7,873
United Kingdom (17.0%)
HSBC Holdings plc	2,293,241	18,872
Royal Dutch Shell plc
Class A	587,909	18,730
BP plc	2,225,566	16,077
Royal Dutch Shell plc
Class B	364,843	11,899
British American
Tobacco plc	255,851	11,091
AstraZeneca plc	144,493	11,052
GlaxoSmithKline plc	555,438	10,758
Unilever plc	126,670	6,710

International High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Rio Tinto plc	130,700	6,346
Lloyds Banking
Group plc	8,195,413	5,981
Vodafone Group plc	3,053,729	5,743
Glencore plc	1,328,354	5,406
BHP Billiton plc	236,023	4,708
National Grid plc	387,049	4,089
Imperial Brands plc	107,921	3,656
BT Group plc	953,141	2,919
Aviva plc	448,293	2,450
BAE Systems plc	362,540	2,431
Anglo American plc	111,839	2,387
Legal & General Group
plc	663,569	2,129
SSE plc	115,454	1,683
WPP plc	140,719	1,592
Centrica plc	649,793	1,220
Standard Life Aberdeen
plc	297,715	1,028
Next plc	15,432	1,025
Persimmon plc	34,692	1,015
International
Consolidated Airlines
Group SA (London
Shares)	114,911	886
Randgold Resources
Ltd.	10,781	848
RSA Insurance Group
plc	117,812	847
Kingfisher plc	250,465	813
TUI AG	48,736	809
ITV plc	421,295	800
Taylor Wimpey plc	380,487	783
St. James’s Place plc	60,013	776
Micro Focus
International plc	48,081	745
J Sainsbury plc	185,803	738
Barratt Developments
plc	111,420	731
DS Smith plc	144,334	724
Marks & Spencer
Group plc	186,823	707
United Utilities Group
plc	76,063	705
John Wood Group plc	75,622	689
Direct Line Insurance
Group plc	160,518	675
Severn Trent plc	27,447	652
Berkeley Group
Holdings plc	13,965	624
Meggitt plc	90,617	613
Admiral Group plc	22,337	574
Bellway plc	14,409	528
G4S plc	177,277	486
Royal Mail plc	105,205	483

	Babcock International
	Group plc	59,338	463
	Tate & Lyle plc	53,664	461
	RPC Group plc	47,310	461
	Pennon Group plc	48,236	460
	Investec plc	73,438	454
	Travis Perkins plc	29,958	423
	Evraz plc	56,342	390
	IMI plc	30,700	389
	easyJet plc	24,605	377
	Inchcape plc	46,912	324
	Inmarsat plc	51,797	301
	William Hill plc	101,736	273
	Polymetal International
	plc	28,335	263
	Dixons Carphone plc	117,293	254
	Ashmore Group plc	46,413	209
	British American
	Tobacco plc ADR	4,220	183
2	Quilter plc	2,078	3
			182,921
United States (0.1%)
	ASE Technology
	Holding Co. Ltd. ADR	152,180	583
	Grupo Aval Acciones
	y Valores SA ADR	7,552	53
			636
Total Common Stocks
(Cost $1,147,274)			1,072,023
Temporary Cash Investments (1.5%)[1]
Money Market Fund (1.4%)
[4,5]	Vanguard Market
	Liquidity Fund,
	2.308%	153,483	15,348

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (0.1%)
6	United States Treasury
	Bill, 2.078%, 11/15/18	310	310
6	United States Treasury
	Bill, 2.093%, 12/20/18	500	498
			808
Total Temporary Cash Investments
(Cost $16,156)			16,156
Total Investments (100.9%)
(Cost $1,163,430)			1,088,179

International High Dividend Yield Index Fund

Amount
($000)
Other Assets and Liabilities (-0.9%)
Other Assets
Investment in Vanguard	60
Receivables for Investment Securities Sold	54
Receivables for Accrued Income	3,838
Receivables for Capital Shares Issued	95
Variation Margin Receivable—
Futures Contracts	79
Unrealized Appreciation—
Forward Currency Contracts	177
Other Assets	471
Total Other Assets	4,774
Liabilities
Payables for Investment Securities
Purchased	(53)
Collateral for Securities on Loan	(13,683)
Payables for Capital Shares Redeemed	(110)
Payables to Vanguard	(208)
Unrealized Depreciation—
Forward Currency Contracts	(297)
Other Liabilities	(25)
Total Liabilities	(14,376)
Net Assets (100%)	1,078,577

At October 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,155,441
Total Distributable Earnings (Loss)	(76,864)
Net Assets	1,078,577

Investor Shares—Net Assets
Applicable to 362,672 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,545
Net Asset Value Per Share—
Investor Shares	$23.56

Amount
($000)
ETF Shares—Net Assets
Applicable to 15,110,515 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	889,314
Net Asset Value Per Share—
ETF Shares	$58.85

Admiral Shares—Net Assets
Applicable to 6,336,058 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	180,718
Net Asset Value Per Share—
Admiral Shares	$28.52

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $12,882,000.
* Non-income-producing security.
§ Security value determined using significant unobservable
inputs.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 100.0% and 0.9%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the
Securities Act of 1933. Such securities may be sold in
transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the aggregate value of these securities was $6,250,000, representing 0.6% of net assets.
3 “Other” represents securities that are not classified by the fund’s benchmark index.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
5 Includes $13,683,000 of collateral received for securities on loan.
6 Securities with a value of $658,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
NVDR—Non-Voting Depository Receipt.

International High Dividend Yield Index Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
						($000)
						Value and
			Number of			Unrealized
			Long (Short)		Notional	Appreciation
		Expiration	Contracts		Amount	(Depreciation)
Long Futures Contracts
Dow Jones EURO STOXX 50 Index	December 2018			79	2,859	(181)
E-mini S&P 500 Index	December 2018			14	1,898	(123)
S&P ASX 200 Index	December 2018			16	1,644	(113)
MSCI Emerging Market Index	December 2018			12	574	(56)
						(473)

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Goldman Sachs International	12/28/18	EUR	3,208	USD	3,770	(116)
Barclays Bank plc	12/28/18	EUR	2,628	USD	3,114	(120)
BNP Paribas	12/27/18	AUD	2,499	USD	1,814	(43)
Goldman Sachs International	12/27/18	AUD	1,357	USD	980	(18)
BNP Paribas	12/28/18	USD	3,779	EUR	3,184	153
BNP Paribas	12/27/18	USD	1,010	AUD	1,392	24
						(120)
AUD—Australian dollar.
EUR—Euro.
USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Statement of Operations

Year Ended
October 31, 2018
($000)
Investment Income
Income
Dividends[1]	46,556
Interest [2]	82
Securities Lending—Net	511
Total Income	47,149
Expenses
The Vanguard Group—Note B
Investment Advisory Services	162
Management and Administrative—Investor Shares	34
Management and Administrative—ETF Shares	2,263
Management and Administrative—Admiral Shares	512
Marketing and Distribution—Investor Shares	2
Marketing and Distribution—ETF Shares	51
Marketing and Distribution—Admiral Shares	15
Custodian Fees	356
Auditing Fees	45
Shareholders’ Reports and Proxy—Investor Shares	1
Shareholders’ Reports and Proxy—ETF Shares	40
Shareholders’ Reports and Proxy—Admiral Shares	3
Trustees’ Fees and Expenses	1
Total Expenses	3,485
Expenses Paid Indirectly	(33)
Net Expenses	3,452
Net Investment Income	43,697
Realized Net Gain (Loss)
Investment Securities Sold [2,3]	6,053
Futures Contracts	(59)
Forward Currency Contracts	(466)
Foreign Currencies	(260)
Realized Net Gain (Loss)	5,268
Change in Unrealized Appreciation (Depreciation)
Investment Securities [2]	(142,537)
Futures Contracts	(612)
Forward Currency Contracts	15
Foreign Currencies	(73)
Change in Unrealized Appreciation (Depreciation)	(143,207)
Net Increase (Decrease) in Net Assets Resulting from Operations	(94,242)

1 Dividends are net of foreign withholding taxes of $4,585,000.
2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $54,000, $8,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
3 Includes $9,896,000 of net gains resulting from in-kind redemptions; such gains are not taxable to the fund.
See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	43,697	16,777
Realized Net Gain (Loss)	5,268	3,108
Change in Unrealized Appreciation (Depreciation)	(143,207)	62,498
Net Increase (Decrease) in Net Assets Resulting from Operations	(94,242)	82,383
Distributions
Net Investment Income
Investor Shares	(349)	(223)
ETF Shares	(33,497)	(11,765)
Admiral Shares	(7,177)	(3,905)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(41,023)	(15,893)
Capital Share Transactions
Investor Shares	834	4,675
ETF Shares	403,658	434,547
Admiral Shares	35,215	64,830
Net Increase (Decrease) from Capital Share Transactions	439,707	504,052
Total Increase (Decrease)	304,442	570,542
Net Assets
Beginning of Period	774,135	203,593
End of Period	1,078,577	774,135

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Financial Highlights

Investor Shares
			Feb. 25,
			2016[1] to
For a Share Outstanding	Year Ended October 31,		Oct. 31,
Throughout Each Period	2018	2017	2016
Net Asset Value, Beginning of Period	$26.29	$22.24	$20.00
Investment Operations
Net Investment Income[2]	1.033	.947	.578
Net Realized and Unrealized Gain (Loss) on Investments[3]	(2.840)	3.865	2.059
Total from Investment Operations	(1.807)	4.812	2.637
Distributions
Dividends from Net Investment Income	(.923)	(.762)	(.397)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.923)	(.762)	(.397)
Net Asset Value, End of Period	$23.56	$26.29	$22.24

Total Return [4]	-7.09%[5]	21.92%[5]	13.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9	$9	$3
Ratio of Total Expenses to Average Net Assets	0.42%	0.42%	0.42%[6,7]
Ratio of Net Investment Income to Average Net Assets	3.96%	3.63%	3.55%[6]
Portfolio Turnover Rate[8]	10%	8%	6%

1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase and redemption fees of $.01 for 2018 and $.02 for 2017.
4 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
5 Total return does not include transaction fees that may have applied in the period shown. Fund prospectuses provide information about any applicable transaction fees.
6 Annualized.
7 The ratio of total expenses to average net assets before an expense reimbursement of 0.31% was 0.73%. The expense reimbursement was due to higher-than-anticipated custody costs associated with a higher volume of securities transactions, which included transactions from a rebalance of the benchmark index shortly after the fund’s inception. The fund is not obligated to repay this amount to Vanguard.
8 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Financial Highlights

ETF Shares
			Feb. 25,
			2016[1] to
For a Share Outstanding	Year Ended October 31,		Oct. 31,
Throughout Each Period	2018	2017	2016
Net Asset Value, Beginning of Period	$65.69	$55.61	$50.00
Investment Operations
Net Investment Income[2]	2.639	2.329	1.323
Net Realized and Unrealized Gain (Loss) on Investments[3]	(7.097)	9.763	5.305
Total from Investment Operations	(4.458)	12.092	6.628
Distributions
Dividends from Net Investment Income	(2.382)	(2.012)	(1.018)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(2.382)	(2.012)	(1.018)
Net Asset Value, End of Period	$58.85	$65.69	$55.61

Total Return	-7.03%	22.03%	13.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$889	$598	$117
Ratio of Total Expenses to Average Net Assets	0.32%	0.32%	0.32%[4,5]
Ratio of Net Investment Income to Average Net Assets	4.06%	3.73%	3.65%[4]
Portfolio Turnover Rate[6]	10%	8%	6%

1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase and redemption fees of $.02 for 2018 and $.04 for 2017.
4 Annualized.
5 The ratio of total expenses to average net assets before an expense reimbursement of 0.31% was 0.63%. The expense reimbursement was due to higher-than-anticipated custody costs associated with a higher volume of securities transactions, which included transactions from a rebalance of the benchmark index shortly after the fund’s inception. The fund is not obligated to repay this amount to Vanguard.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Financial Highlights

Admiral Shares
			March 2,
			2016[1] to
For a Share Outstanding	Year Ended October 31,		Oct. 31,
Throughout Each Period	2018	2017	2016
Net Asset Value, Beginning of Period	$31.83	$26.92	$25.00
Investment Operations
Net Investment Income[2]	1.264	1.114	.597
Net Realized and Unrealized Gain (Loss) on Investments[3]	(3.423)	4.743	1.817
Total from Investment Operations	(2.159)	5.857	2.414
Distributions
Dividends from Net Investment Income	(1.151)	(.947)	(.494)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.151)	(.947)	(.494)
Net Asset Value, End of Period	$28.52	$31.83	$26.92

Total Return [4]	-7.00%[5]	22.04%[5]	9.73%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$181	$168	$84
Ratio of Total Expenses to Average Net Assets	0.32%	0.32%	0.32%[6,7]
Ratio of Net Investment Income to Average Net Assets	4.06%	3.73%	3.65%[6]
Portfolio Turnover Rate[8]	10%	8%	6%

1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase and redemption fees of $.01 for 2018 and $.02 for 2017.
4 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
5 Total return does not include transaction fees that may have applied in the period shown. Fund prospectuses provide information about any applicable transaction fees.
6 Annualized.
7 The ratio of total expenses to average net assets before an expense reimbursement of 0.31% was 0.63%. The expense reimbursement was due to higher-than-anticipated custody costs associated with a higher volume of securities transactions, which included transactions from a rebalance of the benchmark index shortly after the fund’s inception. The fund is not obligated to repay this amount to Vanguard.
8 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Notes to Financial Statements

Vanguard International High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers three classes of shares: Investor Shares, ETF Shares, and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearing-house is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the

International High Dividend Yield Index Fund

fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearing-house imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 3% of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2016–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

International High Dividend Yield Index Fund

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2018, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

International High Dividend Yield Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2018, the fund had contributed to Vanguard capital in the amount of $60,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2018, custodian fee offset arrangements reduced the fund’s expenses by $33,000 (an annual rate of 0.00% of average net assets).

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of October 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	106,064	—	—
Common Stocks—Other	3,603	962,040	316
Temporary Cash Investments	15,348	808	—
Futures Contracts—Assets[1]	79	—	—
Forward Currency Contracts—Assets	—	177	—
Forward Currency Contracts—Liabilities	—	(297)	—
Total	125,094	962,728	316
1 Represents variation margin on the last day of the reporting period.

International High Dividend Yield Index Fund

E. At October 31, 2018, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	79	—	79
Unrealized Appreciation—Forward Currency Contracts	—	177	177
Total Assets	79	177	256
Unrealized Depreciation—Forward Currency Contracts	—	(297)	(297)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2018, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(59)	—	(59)
Forward Currency Contracts	—	(466)	(466)
Realized Net Gain (Loss) on Derivatives	(59)	(466)	(525)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(612)	—	(612)
Forward Currency Contracts	—	15	15
Change in Unrealized Appreciation (Depreciation) on Derivatives	(612)	15	(597)

F. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions, foreign currency transactions, passive foreign investment companies, and tax expense on capital gains were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	9,836
Total Distributable Earnings (Loss)	(9,836)

International High Dividend Yield Index Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales, the realization of unrealized gains or losses on certain futures contracts, forward currency contracts, and unrealized gains on passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	4,752
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(5,468)
Net Unrealized Gains (Losses)	(76,122)

As of October 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,164,122
Gross Unrealized Appreciation	52,928
Gross Unrealized Depreciation	(128,984)
Net Unrealized Appreciation (Depreciation)	(76,056)

G. During the year ended October 31, 2018, the fund purchased $594,307,000 of investment securities and sold $151,365,000 of investment securities, other than temporary cash investments. Purchases and sales include $370,138,000 and $50,274,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

International High Dividend Yield Index Fund

H. Capital share transactions for each class of shares were:
			Year Ended October 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued[1]	7,139	269	13,201	550
Issued in Lieu of Cash Distributions	323	13	208	8
Redeemed [2]	(6,628)	(256)	(8,734)	(355)
Net Increase (Decrease)—Investor Shares	834	26	4,675	203
ETF Shares
Issued[1]	461,728	6,912	452,772	7,299
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed [2]	(58,070)	(900)	(18,225)	(300)
Net Increase (Decrease)—ETF Shares	403,658	6,012	434,547	6,999
Admiral Shares
Issued[1]	79,430	2,484	95,890	3,234
Issued in Lieu of Cash Distributions	6,055	197	3,367	112
Redeemed [2]	(50,270)	(1,611)	(34,427)	(1,195)
Net Increase (Decrease)—Admiral Shares	35,215	1,070	64,830	2,151

1 Includes purchase fees for fiscal 2018 and 2017 of $212,00 and $265,000, respectively (fund totals).
2 Net of redemption fees for fiscal 2018 and 2017 of $124,000 and $24,000, respectively (fund totals).

I. Management has determined that no events or transactions occurred subsequent to October 31, 2018, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard International Dividend Appreciation Index Fund and Vanguard International High Dividend Yield Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of Vanguard International Dividend Appreciation Index Fund and Vanguard International High Dividend Yield Index Fund (two of the funds constituting Vanguard Whitehall Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 13, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for Vanguard International Dividend Appreciation Index Fund

This information for the fiscal year ended October 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $15,982,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $18,084,000 and foreign taxes paid of $1,932,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2019 to determine the calendar-year amounts to be included on their 2018 tax returns.

Special 2018 tax information (unaudited) for Vanguard International High Dividend Yield Index Fund

This information for the fiscal year ended October 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $27,523,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $35,029,000 and foreign taxes paid of $3,188,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2019 to determine the calendar-year amounts to be included on their 2018 tax returns.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Dividend Index Funds
Periods Ended October 31, 2018
		Since
	One	Inception
	Year	(2/25/2016)
International Dividend Appreciation Index Fund Investor Shares
Returns Before Taxes	-7.13%	7.76%
Returns After Taxes on Distributions	-8.01	7.16
Returns After Taxes on Distributions and Sale of
Fund Shares	-4.22	5.83

		Since
	One	Inception
	Year	(2/25/2016)
International High Dividend Yield Index Fund Investor Shares
Returns Before Taxes	-7.09%	9.74%
Returns After Taxes on Distributions	-8.51	8.61
Returns After Taxes on Distributions and Sale of
Fund Shares	-4.01	7.28

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	4/30/2018	10/31/2018	Period
Based on Actual Fund Return
International Dividend Appreciation Index Fund
Investor Shares	$1,000.00	$907.75	$1.68
ETF Shares	1,000.00	908.09	1.20
Admiral Shares	1,000.00	908.06	1.20
International High Dividend Yield Index Fund
Investor Shares	$1,000.00	$906.56	$2.02
ETF Shares	1,000.00	902.54	1.53
Admiral Shares	1,000.00	906.87	1.54
Based on Hypothetical 5% Yearly Return
International Dividend Appreciation Index Fund
Investor Shares	$1,000.00	$1,023.44	$1.79
ETF Shares	1,000.00	1,023.95	1.28
Admiral Shares	1,000.00	1,023.95	1.28
International High Dividend Yield Index Fund
Investor Shares	$1,000.00	$1,023.09	$2.14
ETF Shares	1,000.00	1,023.59	1.63
Admiral Shares	1,000.00	1,023.59	1.63

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the International Dividend Appreciation Index Fund, 0.35% for Investor Shares, 0.25% for ETF Shares, and 0.25% for Admiral Shares; and for the International High Dividend Yield Index Fund, 0.42% for Investor Shares, 0.32% for ETF Shares, and 0.32% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Glossary

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Fair-Value Pricing. Fair-value adjustments, which are required by the Securities and Exchange Commission, address pricing discrepancies that may arise because of time-zone differences among global stock markets. Foreign stocks may trade on exchanges that close many hours before a fund’s closing share price is calculated in the United States, generally at 4 p.m., Eastern time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change—because of company-specific announcements or market-wide developments, for example. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the fund’s daily net asset value, thus ensuring that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the fund and that of its benchmark index—a difference that usually corrects itself when the foreign markets reopen.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

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All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q20150 122018

Annual Report | October 31, 2018
Vanguard International Explorer™ Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Advisors’ Report.	5
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	35
About Your Fund’s Expenses.	36
Trustees Approve Advisory Arrangements.	38
Glossary.	40

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• For the 12 months ended October 31, 2018, Vanguard International Explorer Fund returned –13.08%, trailing both its benchmark, the S&P EPAC SmallCap Index, and the average return of its peers.

• The fund’s advisors invest in smaller companies—mostly from the developed regions of Europe and the Pacific—that they believe have strong long-term growth prospects.

• European stocks, which represented more than half the fund’s assets on average, returned nearly –14%. The Pacific region returned about –12% and emerging markets about –28%. All three regions lagged their benchmark counterparts. Ten of the fund’s 11 industry sectors detracted from relative performance, with information technology, industrials, and consumer discretionary hurting most.

• For the ten years ended October 31, 2018, the fund’s average annual return slightly trailed that of its benchmark and its peers.

Total Returns: Fiscal Year Ended October 31, 2018
Total
Returns
Vanguard International Explorer Fund	-13.08%
S&P EPAC SmallCap Index	-8.26
International Small-Cap Funds Average	-9.98
International Small-Cap Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended October 31, 2018
Average
Annual Return
International Explorer Fund	10.77%
S&P EPAC SmallCap Index	10.85
International Small-Cap Funds Average	10.85

International Small-Cap Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
International Explorer Fund	0.38%	1.52%

The fund expense ratio shown is from the prospectus dated February 22, 2018, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2018, the fund’s expense ratio was 0.39%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: International Small-Cap Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

3

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
November 16, 2018

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	6.98%	11.31%	11.05%
Russell 2000 Index (Small-caps)	1.85	10.68	8.01
Russell 3000 Index (Broad U.S. market)	6.60	11.27	10.81
FTSE All-World ex US Index (International)	-7.99	4.57	2.01

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.05%	1.04%	1.83%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.51	1.90	3.25
FTSE Three-Month U. S. Treasury Bill Index	1.67	0.86	0.52

CPI
Consumer Price Index	2.52%	2.07%	1.60%

4

Advisors’ Report

For the fiscal year ended October 31, 2018, Vanguard International Explorer Fund returned –13.08%. Your fund is managed by three independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table on page 10. The advisors have also prepared a discussion of the investment environment that existed during the year and of how their portfolio positioning reflected that assessment. These comments were prepared on November 26, 2018.

Schroder Investment Management North America Inc.

Portfolio Manager: Matthew F. Dobbs, Head of Global Small Companies

The investment landscape over the 12 months ended October 31, 2018, could hardly contrast more with the one we reported on a year ago. International equity returns have been negative, the U.S. dollar has been strengthening against most other major currencies, and smaller international companies have underperformed their larger peers. Overall, the S&P EPAC SmallCap Index returned below –8% versus below –7% for the S&P EPAC LargeMidCap Index.

The bulk of the market declines came in October, though the pressures on investor confidence were increasingly evident through the summer. Those pressures included deteriorating U.S.-China relations, rising U.S. interest rates, and downward revisions in growth expectations in key developed economies (such as Japan and Europe) as well as a number of emerging markets. Small-caps underperformed most in Japan (markedly among specialty retailers and banks) and in the Pacific region outside Japan.

In Europe, a number of our financial and information technology holdings performed poorly. In financials, Cerved and Anima corrected in sympathy with rising investor nervousness about Italy, their home market. Among IT holdings, Altran fell after problems with integrating an acquisition, and U-blox reflected a more subdued demand outlook. On a more positive note, consumer companies that performed well included Amer Sports and Yoox Net-A-Porter, which were both subject to bid activity, and Basic-Fit, on solid operating performance.

Results in Japan lagged, with auto parts companies particularly out of favor amid slowing end markets and concern over supply-chain disruption and technological change. Health care and

5

industrials were also weak, more than offsetting strength among IT holdings including Kakaku.com, OBIC Business Consultants, and Digital Garage.

The prime challenge in the United Kingdom portion of the portfolio has been in the consumer cyclical segment. Continued uncertainty surrounding the Brexit negotiations, lackluster domestic demand, and a rise in interest rates all contributed to caution in the sector, with specialist retail stocks such as Superdry, Ted Baker, and Pets at Home among the most disappointing performers.

Turning to the outlook, purely financial forecasts and considerations are materially complicated by major and unpredictable political issues. The biggest one for international investors is poor relations between the U.S. and China, which go far beyond mere trade differences. Other imponderables include Brexit, whether Italy’s well-publicized issues will seriously destabilize the euro region, and (in our mind, of fundamental global import) whether China’s leadership holds the line on accepting lower trend growth as the price for long-term financial sustainability.

Some or all of these issues may be amenable to at least short-term outcomes that are better than the consensus would suggest. The global economic and financial fundamentals, however, are troubling and include an unbalanced-growth picture (the U.S. versus the rest), tightening liquidity, and the risk of more profound shocks in credit markets. We continue to focus on individual corporate fundamentals and companies where we feel the long-term growth potential is underappreciated by investors.

Wellington Management Company llp

Portfolio Manager:

Simon H. Thomas, Senior Managing Director and Equity Portfolio Manager

Global equities rose over the 12 months. At the beginning of the period, macroeconomic indicators continued to highlight a positive global economic cycle, with strong fundamentals across all regions. Throughout the period, however, markets became more volatile because of higher U.S. inflation, a rising U.S. dollar, and a moderation in quantitative easing. China’s stock market has declined and its currency has weakened against the dollar, and higher tariffs between the United States and China presented challenges to companies globally. The euro region’s economic growth remains good but is decelerating, with a divergence between service indexes and manufacturing indexes; the latter have been pressured by tariff uncertainty and rising protectionism.

Stock selection in information technology, financials, and materials detracted most from our portfolio’s relative performance. Weaker selection was partly offset by positive selection in health care and energy. Allocation among sectors, which

6

is largely a result of our bottom-up stock selection process, was also a relative detractor. The portfolio’s underweighting of real estate and overweighting of industrials hurt most, but those were partly offset by our overweighting of health care. Among regions, selection within Japan and Europe—specifically in Italy, Switzerland, France, and Germany—detracted most from relative performance.

Ams AG, Ferrotec Holdings, and Maisons du Monde were the biggest detractors for the period. Ams, an Austrian designer and maker of advanced sensor products, saw its share price decline amid growing concerns about weaker demand for the company’s 3D sensing device for high-end smartphones. The threat of high tariffs, and their potential negative impact on the technology hardware supply chain, is also hurting the company.

Ferrotec, a Japanese component supplier to the semiconductor industry, performed well in 2017 and was one of our largest holdings by the end of that year. More recently, we believe the market has been penalizing Ferrotec because of tariff concerns and peaking semiconductor demand at this point in the business cycle. The company, however, is taking market share, has diversified its business, and has exposure to favorable long-term trends related to the internet and connected devices. We have maintained our exposure to it and foresee a long secular growth trajectory.

Maisons du Monde, a French furniture and home furnishings company, traded down after multiple reductions in its sales-growth guidance. Under its new CEO, however, we think the company will benefit from recovering conditions in the French market as well as new opportunities.

Top relative contributors included Hikma Pharmaceuticals, BeiGene, and Asahi Intecc. Hikma, a U.K.-based multinational pharmaceutical company, reported core operating profits well ahead of expectations in the first six months of 2018, largely driven by cost savings. The company is also executing well under its new CEO and is seeing increasing demand for its injectable pain products as a result of a drug shortage in the United States.

BeiGene, a Chinese boutique biopharmaceutical research and development company, announced continued positive preliminary data from its Phase 1 clinical trial of Zanubrutinib, a drug that targets four types of tumors. It also announced approval by the China Food and Drug Administration of Revlimid and the commercial availability of Vidaza; both drugs target blood cancers. We sold our holding as BeiGene stock approached the upper end of our market-capitalization range.

Asahi Intecc, a Japan-based producer of ultrafine stainless steel wiring and mesh for the industrial and medical end markets, benefited from an expansion into the U.S. and Europe. The company has also been

7

able to opportunistically grow its already dominant market share in Japan, in part because of key competitors’ production missteps. Over the period, we trimmed the position on valuation discipline.

Relative to the benchmark, at the end of the period we were most overweight in the industrials, consumer discretionary, and health care sectors and most underweight in real estate, information technology, and consumer staples. By region, Japan was our largest overweighting versus the benchmark and we were most underweight in Europe. We continue to look for high-quality companies that have been neglected by the market and offer attractive investment opportunities.

TimesSquare Capital Management, LLC

Portfolio Manager: Magnus S. Larsson, Director and Head of International Equities

International markets have been volatile since the start of 2018, pressured by changing interest rates and mounting trade tensions. Overall, our holdings in Japan and in emerging markets detracted most from the portfolio’s relative performance.

Weakness in our portfolio in emerging markets resulted from challenges in India’s financial sector as an Indian infrastructure development and finance company— unconnected to any of our holdings—defaulted on interest payments. The default led debt investors to turn more risk-averse. With a large institutional investor trying to sell commercial paper at Dewan Housing, shares at that affordable-housing mortgage provider dropped on panic selling. Edelweiss, a diversified financial services company, declined as a result. Management teams for Dewan and Edelweiss both reaffirmed that they had sufficient funding levels for uninterrupted operations. Given the Indian government’s commitment to providing affordable housing, our long-term investment thesis remains intact.

Japan’s Horiba, a maker of measuring instruments, experienced a near-term slowdown in its key automotive and semiconductor businesses amid trade-war uncertainty. Japan Lifeline, which distributes third-party vascular medical devices as well as those designed internally, faced challenges from national health insurance price revisions and upfront promotion of new products. We remain positive on the company’s ability to capitalize on Japan’s changing demographics. Faring better was Japan’s largest variety discount store, Don Quijote, which benefited from continued strong execution and market-share gains.

In Europe, U.K. funeral-services provider Dignity detracted from performance. Its lower-price strategy for “simple” funerals implied cannibalization of its core, higher-margin “traditional” services. Another detractor was French consulting and

8

engineering services firm Altran, which identified forged purchase orders within its recently acquired firm Aricent. Although Altran did not expect a material impact on its financial outlook and saw the event as a one-off, the market responded harshly.

On the positive side, Italian online financial services firm FinecoBank benefited from steady growth in its clientele, a larger wallet share from existing clients, and operating leverage. Amplifon, an Italian global specialty retailer of hearing aids, gained market share and looked to develop a white-label brand that uses hearing-aid usage data to offer personalized experiences.

Given our strong valuation discipline, we took profit in some of our strongest contributors, namely in Italy, and opportunistically added to conviction ideas on undue weakness. We continue to use our bottom-up analysis in identifying businesses that have secure foundations to support their growth in most environments.

9

Vanguard International Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Schroder Investment	57	2,096	The advisor employs a fundamental investment
Management North America			approach that considers macroeconomic factors
Inc.			while focusing primarily on company-specific factors,
			including a company’s potential for long-term growth,
			financial condition, quality of management, and
			sensitivity to cyclical factors. The advisor also
			considers the relative value of a company’s securities
			compared with those of other companies and the
			market as a whole.
Wellington Management	25	923	The advisor employs a traditional, bottom-up
Company LLP			approach that is opportunistic in nature, relying on
			global and regional research resources to identify
			both growth-oriented and neglected or
			misunderstood companies.
TimesSquare Capital	15	560	The advisor employs a quality growth philosophy that
Management, LLC			is based on the premise that a skilled research
			team—emphasizing management quality, superior
			business models, and valuation—contributes to a
			diversified portfolio that will generate superior
			risk-adjusted returns over the long term.
Cash Investments	3	70	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor also may maintain a modest
			cash position.

10

International Explorer Fund

Fund Profile
As of October 31, 2018

Portfolio Characteristics
			MSCI
		S&P	AC
		EPAC	World
		SmallCap	Index
	Fund	Index ex USA
Number of Stocks	341	3,560	2,162
Median Market Cap	$2.2B	$1.8B	$32.1B
Price/Earnings Ratio	16.3x	13.2x	12.7x
Price/Book Ratio	1.9x	1.4x	1.5x
Return on Equity	12.3%	9.9%	12.6%
Earnings Growth
Rate	15.9%	12.0%	8.7%
Dividend Yield	2.3%	2.6%	3.2%
Turnover Rate	40%	—	—
Ticker Symbol	VINEX	—	—
Expense Ratio[1]	0.38%	—	—
Short-Term Reserves	3.5%	—	—

Sector Diversification (% of equity exposure)
Fund
Communication Services	5.5%
Consumer Discretionary	18.5
Consumer Staples	3.0
Energy	1.5
Financials	10.2
Health Care	7.8
Industrials	30.6
Information Technology	9.1
Materials	9.4
Real Estate	3.8
Utilities	0.6

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
		MSCI
	S&P	AC
	EPAC	World
	SmallCap	Index ex
	Index	USA
R-Squared	0.95	0.81
Beta	1.02	1.05

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Nippon Shinyaku Co.
Ltd.	Pharmaceuticals	1.1%
Altran Technologies SA	IT Consulting &
	Other Services	1.1
Dalata Hotel Group plc	Hotels, Resorts &
	Cruise Lines	1.0
AMG Advanced	Diversified Metals &
Metallurgical Group NV	Mining	0.9
NCSoft Corp.	Interactive Home
	Entertainment	0.9
Anima Holding SPA	Asset Management
	& Custody Banks	0.9
Befesa SA	Environmental &
	Facilities Services	0.9
OCI NV	Fertilizers &
	Agricultural
	Chemicals	0.8
Ahlsell AB	Trading Companies &
	Distributors	0.8
Elis SA	Diversified Support
	Services	0.8
Top Ten		9.2%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 22, 2018, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2018, the expense ratio was 0.39%.

11

International Explorer Fund

Market Diversification (% of equity exposure)
		S&P	MSCI AC
		EPAC	World
		SmallCap	Index
	Fund	Index	ex USA
Europe
United Kingdom	15.5%	15.0%	12.1%
Italy	8.2	2.1	1.6
France	7.3	8.9	7.6
Germany	5.5	8.1	6.2
Netherlands	5.4	2.5	2.3
Switzerland	3.4	7.7	5.9
Ireland	2.5	0.3	0.4
Sweden	2.3	3.0	1.8
Spain	2.0	2.7	2.1
Denmark	1.4	1.1	1.1
Austria	1.2	0.2	0.2
Other	1.8	3.4	2.1
Subtotal	56.5%	55.0%	43.4%
Pacific
Japan	27.2%	26.7%	16.9%
Australia	5.0	6.7	4.7
South Korea	2.5	3.8	3.4
Hong Kong	1.7	1.7	2.3
Other	0.9	1.3	1.0
Subtotal	37.3%	40.2%	28.3%
Emerging Markets
China	2.1%	0.6%	7.4%
India	1.6	0.0	2.1
Taiwan	1.2	0.0	2.9
Other	1.0	0.0	8.5
Subtotal	5.9%	0.6%	20.9%
North America
Other	0.3%	0.3%	6.7%
Middle East	0.0%	0.7%	0.4%
Other	0.0%	3.2%	0.3%

"Other" represents securities that are not classified by the fund's benchmark index.

12

International Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2008, Through October 31, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2018
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
International Explorer Fund	-13.08%	4.55%	10.77%	$27,824
S&P EPAC SmallCap Index	-8.26	5.01	10.85	28,007
International Small-Cap Funds Average	-9.98	3.56	10.85	28,010
MSCI All Country World Index ex USA	-7.80	2.10	7.41	20,440

International Small-Cap Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

13

International Explorer Fund

Fiscal-Year Total Returns (%): October 31, 2008, Through October 31, 2018

Average Annual Total Returns: Periods Ended September 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
International Explorer Fund	11/4/1996	0.29%	8.04%	9.11%

14

International Explorer Fund

Financial Statements

Statement of Net Assets
As of October 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (95.0%)[1]
Australia (4.7%)
^	Bingo Industries Ltd.	7,983,737	13,553
	Link Administration
	Holdings Ltd.	2,365,580	12,606
	Iluka Resources Ltd.	2,121,875	12,186
	Steadfast Group Ltd.	5,761,800	12,150
	oOh!media Ltd.	3,265,260	10,972
	NRW Holdings Ltd.	7,877,368	10,346
	ALS Ltd.	1,723,342	9,994
	Computershare Ltd.	687,563	9,655
	SEEK Ltd.	686,808	8,726
	Incitec Pivot Ltd.	2,870,473	7,954
	IPH Ltd.	2,005,600	7,700
	Ansell Ltd.	443,360	7,309
	Challenger Ltd.	982,800	7,158
^	Netwealth Group Ltd.	1,378,245	6,868
	Monadelphous Group Ltd.	586,491	6,002
	Cleanaway Waste
	Management Ltd.	4,555,284	5,823
	Mirvac Group	3,590,948	5,524
	Nufarm Ltd.	1,320,880	5,341
	Domain Holdings
	Australia Ltd.	2,458,208	4,325
	Estia Health Ltd.	2,109,977	3,058
	SpeedCast International
	Ltd.	932,200	2,383
*,^	Karoon Gas Australia Ltd.	1,374,635	1,040
			170,673
Austria (1.2%)
	Lenzing AG	175,000	15,874
	ANDRITZ AG	153,036	7,929
	Wienerberger AG	281,844	6,483
	Schoeller-Bleckmann
	Oilfield Equipment AG	61,058	5,451
^	Porr AG	167,220	4,527
	Palfinger AG	69,600	2,122
			42,386

Belgium (0.7%)
	Euronav NV	1,222,089	11,380
	Cie d’Entreprises CFE	76,748	8,138
*	Galapagos NV	52,470	5,390
			24,908
Brazil (0.2%)
	Kroton Educacional SA	1,359,900	4,173
	Qualicorp Consultoria e
	Corretora de Seguros SA	638,100	2,469
			6,642
China (2.0%)
	Shenzhou International
	Group Holdings Ltd.	1,536,000	17,029
*	SINA Corp.	187,609	11,877
*	New Oriental Education &
	Technology Group Inc.
	ADR	158,372	9,266
*,^	iQIYI Inc. ADR	454,814	8,933
	Nexteer Automotive
	Group Ltd.	4,160,000	5,866
*,^	Baozun Inc. ADR	118,828	4,730
2	Crystal International
	Group Ltd.	7,970,000	4,363
	Haitian International
	Holdings Ltd.	2,162,000	4,246
*	Vipshop Holdings Ltd.
	ADR	762,700	3,707
^	Tarena International Inc.
	ADR	302,745	2,619
			72,636
Denmark (1.3%)
	FLSmidth & Co. A/S	400,000	20,988
	Topdanmark A/S	386,900	18,391
	SimCorp A/S	122,600	9,440
*,§	OW Bunker A/S	1,000,000	—
			48,819

15

International Explorer Fund

			Market
			Value•
		Shares	($000)
Finland (0.2%)
	Metso Oyj	171,282	5,408
*	Outotec Oyj	705,689	2,729
			8,137
France (6.9%)
	Altran Technologies SA	3,923,268	38,886
	Elis SA	1,418,799	28,609
	SPIE SA	1,700,000	26,616
	Nexity SA	502,757	24,043
*	Ubisoft Entertainment SA	200,311	17,969
*,2	SMCP SA	750,000	17,736
*	ID Logistics Group	77,656	13,104
2	Maisons du Monde SA	464,638	11,648
	Kaufman & Broad SA	250,000	10,253
	Trigano SA	100,000	10,153
*	SOITEC	88,813	6,328
*	Virbac SA	38,634	6,199
	Orpea	47,500	5,848
	Albioma SA	300,000	5,829
	L’Occitane International
	SA	2,939,500	5,505
	Imerys SA	88,285	5,442
	Rubis SCA	84,426	4,356
	Teleperformance	25,000	4,117
*	Tikehau Capital SCA	119,243	3,216
*	Innate Pharma SA	341,522	2,857
*	Marie Brizard Wine &
	Spirits SA	514,107	2,444
	LISI	75,000	2,185
			253,343
Germany (5.2%)
2	Befesa SA	700,000	31,079
	Wacker Chemie AG	225,000	20,098
	Grand City Properties SA	750,000	18,132
*	HelloFresh SE	1,355,396	16,175
	SAF-Holland SA	996,538	14,524
*	Stemmer Imaging AG	294,500	12,981
	XING SE	38,750	11,651
	Duerr AG	325,000	11,581
2	Aumann AG	233,475	11,483
^	RIB Software SE	502,900	8,679
	STRATEC Biomedical AG	107,258	7,041
*	Senvion SA	1,225,000	6,985
	Stabilus SA	80,900	5,422
	CTS Eventim AG & Co.
	KGaA	110,800	4,154
	Nemetschek SE	29,100	3,825
	GRENKE AG	31,900	3,059
	Zeal Network SE	125,000	3,035
*,2	windeln.de SE	1,125,000	1,043
			190,947
Hong Kong (1.6%)
	Techtronic Industries Co.
	Ltd.	4,199,500	19,774

	ASM Pacific Technology
	Ltd.	1,064,800	9,235
	Cathay Pacific Airways
	Ltd.	6,978,635	8,891
	Value Partners Group
	Ltd.	10,332,000	7,706
^	Microport Scientific
	Corp.	5,415,000	6,465
	Johnson Electric
	Holdings Ltd.	2,197,625	4,929
			57,000
India (1.4%)
	Container Corp. Of India
	Ltd.	1,541,754	13,225
	Gujarat Pipavav Port Ltd.	6,724,221	9,099
	Zee Entertainment
	Enterprises Ltd.	1,446,958	8,832
	Apollo Hospitals
	Enterprise Ltd.	482,865	7,460
	Edelweiss Financial
	Services Ltd.	3,004,200	6,596
	Indiabulls Housing
	Finance Ltd.	526,100	5,934
	Multi Commodity
	Exchange of India Ltd.	205,558	1,955
			53,101
Indonesia (0.0%)
	Tower Bersama
	Infrastructure Tbk PT	2,782,300	856

Ireland (2.4%)
	Dalata Hotel Group plc	5,644,800	34,889
	Smurfit Kappa Group plc	750,000	24,383
	Irish Continental Group
	plc	1,923,000	11,330
	Irish Residential
	Properties REIT plc	6,500,000	10,477
	Origin Enterprises plc	1,075,000	6,914
			87,993
Italy (7.7%)
2	Anima Holding SPA	7,564,547	31,632
	Maire Tecnimont SPA	6,000,000	26,228
	Cerved Group SPA	3,042,623	24,265
	Interpump Group SPA	785,935	22,674
	Recordati SPA	500,000	16,927
*,2	Pirelli & C SPA	2,250,000	16,535
	Salvatore Ferragamo
	SPA	633,586	14,987
	Autogrill SPA	1,473,792	14,490
	DiaSorin SPA	145,626	13,813
2	doBank SPA	1,122,330	12,371
2, ^ Gima TT SPA		1,191,877	11,596
	Banca Generali SPA	525,000	10,109
	Amplifon SPA	504,800	8,942

16

International Explorer Fund

			Market
			Value•
		Shares	($000)
	FinecoBank Banca
	Fineco SPA	711,500	7,436
	Buzzi Unicem SPA	384,482	7,383
*,2, ^ OVS SPA		4,164,512	7,354
	Brunello Cucinelli SPA	212,353	7,269
	Datalogic SPA	213,700	6,276
	Credito Emiliano SPA	1,000,000	5,964
	Tamburi Investment
	Partners SPA	846,800	5,517
2	Banca Sistema SPA	2,600,000	4,944
	Tod’s SPA	54,967	3,361
*,2	Piovan SPA	235,471	2,347
			282,420
Japan (25.7%)
	Nippon Shinyaku Co. Ltd.	695,770	39,973
	Disco Corp.	148,400	23,590
	Tokai Tokyo Financial
	Holdings Inc.	4,470,400	23,078
	Glory Ltd.	968,100	22,544
	Zenkoku Hosho Co. Ltd.	614,155	22,266
	Kureha Corp.	336,900	21,651
	Hitachi Transport System
	Ltd.	841,400	21,606
	Sumitomo Forestry Co.
	Ltd.	1,404,100	20,835
	Tsuruha Holdings Inc.	190,500	19,883
	Digital Garage Inc.	680,900	18,621
	Ai Holdings Corp.	940,000	17,931
	Koito Manufacturing Co.
	Ltd.	372,200	17,719
	Trusco Nakayama Corp.	682,800	17,228
	Aica Kogyo Co. Ltd.	577,600	17,195
	Nabtesco Corp.	750,600	16,476
	Daifuku Co. Ltd.	382,900	16,444
	Nippon Densetsu Kogyo
	Co. Ltd.	807,600	16,330
	Shinmaywa Industries Ltd.	1,299,700	16,001
	Nitta Corp.	435,200	15,795
	ABC-Mart Inc.	270,100	15,791
	Horiba Ltd.	333,800	15,622
	Nifco Inc.	681,200	15,524
	IHI Corp.	423,124	15,479
	Sugi Holdings Co. Ltd.	324,800	14,871
	Musashi Seimitsu Industry
	Co. Ltd.	1,017,400	14,848
	Izumi Co. Ltd.	267,400	14,518
	SCSK Corp.	339,200	14,374
	Kakaku.com Inc.	793,000	14,363
	Nishi-Nippon Financial
	Holdings Inc.	1,464,100	13,913
	Toyo Tire & Rubber Co.
	Ltd.	764,900	12,760
	Arcs Co. Ltd.	525,100	12,689
	DMG Mori Co. Ltd.	863,400	12,457

	Open House Co. Ltd.	298,800	11,810
	Pola Orbis Holdings Inc.	414,200	11,065
	en-japan Inc.	277,100	11,053
	Persol Holdings Co. Ltd.	563,900	10,698
	Kobe Steel Ltd.	1,308,800	10,523
	OBIC Business
	Consultants Co. Ltd.	131,300	10,494
	Sanwa Holdings Corp.	843,990	9,904
	Miura Co. Ltd.	381,100	9,307
	Asahi Intecc Co. Ltd.	223,503	9,153
	Kyudenko Corp.	248,730	9,050
	Lintec Corp.	382,200	9,045
	TechnoPro Holdings Inc.	167,500	8,726
	Kissei Pharmaceutical Co.
	Ltd.	303,100	8,709
	JSP Corp.	439,100	8,672
	Unipres Corp.	480,000	8,586
	EPS Holdings Inc.	417,900	8,160
	Jamco Corp.	286,200	8,097
	Japan Lifeline Co. Ltd.	550,000	8,018
	Dip Corp.	367,600	7,978
	Benefit One Inc.	303,200	7,816
	Ferrotec Holdings Corp.	831,600	7,548
	TPR Co. Ltd.	308,800	7,521
	Kyowa Exeo Corp.	278,300	7,502
	Tokyo Steel Manufacturing
	Co. Ltd.	917,700	7,236
	Nippon Yusen KK	443,400	7,150
	Ichigo Inc.	2,171,930	7,091
	Iriso Electronics Co. Ltd.	165,300	6,981
	Daikyonishikawa Corp.	711,000	6,792
	KH Neochem Co. Ltd.	237,100	6,734
^	Aruhi Corp.	391,200	6,673
	JGC Corp.	330,900	6,405
	NEC Networks & System
	Integration Corp.	285,400	6,221
	Nihon Parkerizing Co. Ltd.	511,900	6,182
	Fukushima Industries Corp.	130,700	5,953
	H2O Retailing Corp.	381,700	5,931
	Daibiru Corp.	571,100	5,757
	Obara Group Inc.	144,600	5,685
	Itoham Yonekyu Holdings
	Inc.	882,700	5,559
	Eagle Industry Co. Ltd.	471,000	5,488
	Kumiai Chemical Industry
	Co. Ltd.	830,500	5,170
	Yokogawa Bridge Holdings
	Corp.	315,800	5,123
	Hitachi Metals Ltd.	410,800	4,831
	San-In Godo Bank Ltd.	624,800	4,741
	Kenedix Inc.	903,900	4,705
^	Harmonic Drive Systems
	Inc.	149,400	4,542

17

International Explorer Fund

			Market
			Value•
		Shares	($000)
	Kanto Denka Kogyo Co.
	Ltd.	459,000	4,168
^	Mirait Holdings Corp.	255,700	4,129
	Nihon M&A Center Inc.	156,200	3,743
	Warabeya Nichiyo
	Holdings Co. Ltd.	225,000	3,658
*,^	M&A Capital Partners Co.
	Ltd.	65,900	3,241
	Tsutsumi Jewelry Co. Ltd. 137,700		2,705
	Tokyo Kiraboshi Financial
	Group Inc.	120,045	1,939
	Tokyo Ohka Kogyo Co. Ltd. 70,980		1,901
			938,244
Malaysia (0.2%)
	AirAsia Group Bhd.	9,865,000	6,198

Mexico (0.3%)
	Grupo Aeroportuario
	del Pacifico SAB de
	CV Class B	1,021,243	8,449
	Regional SAB de CV	742,100	3,614
			12,063
Netherlands (5.2%)
	AMG Advanced
	Metallurgical Group NV	700,000	33,305
*	OCI NV	1,021,995	29,038
*,^	Fugro NV	2,125,000	27,302
	TKH Group NV	437,500	22,099
	SIF Holding NV	975,000	16,325
*,2	Basic-Fit NV	550,000	15,836
	Van Lanschot Kempen NV	600,000	14,696
2	NIBC Holding NV	1,250,000	11,378
	IMCD NV	166,880	11,317
	Kendrion NV	235,517	7,123
			188,419
New Zealand (0.3%)
*	Fletcher Building Ltd.	2,542,263	10,070
	Fisher & Paykel
	Healthcare Corp. Ltd.	267,800	2,382
			12,452
Norway (0.8%)
	Kongsberg Gruppen ASA	963,831	15,826
*,2	Elkem ASA	2,640,235	7,842
	Borregaard ASA	625,000	5,629
			29,297
Other (0.7%)
^,3	Vanguard FTSE All World
	ex-US Small-Cap ETF	249,010	25,105

Singapore (0.4%)
	Jardine Cycle & Carriage
	Ltd.	439,400	9,623
	First Resources Ltd.	5,709,600	6,511
			16,134

South Africa (0.2%)
	Reinet Investments SCA	369,347	6,401

South Korea (2.4%)
	NCSoft Corp.	85,767	32,416
	Medy-Tox Inc.	26,248	10,753
2, ^ Netmarble Corp.		108,850	10,751
	SK Holdings Co. Ltd.	30,185	6,950
^	Mando Corp.	220,700	5,938
	Nexen Tire Corp.	782,668	5,614
	Hankook Tire Co. Ltd.	146,228	5,319
	Samsung Securities Co.
	Ltd.	222,814	5,264
*,^	Korea Aerospace
	Industries Ltd.	127,782	3,255
			86,260
Spain (1.9%)
*,2	Aedas Homes SAU	500,000	12,943
2	Prosegur Cash SA	6,000,000	11,885
	Prosegur Cia de
	Seguridad SA	2,067,400	11,482
	CIE Automotive SA	362,357	9,590
	Melia Hotels International
	SA	921,454	9,469
	Viscofan SA	146,200	8,745
	Bolsas y Mercados
	Espanoles SHMSF SA	66,600	1,970
	Global Dominion Access
	SA	316,774	1,692
			67,776
Sweden (2.2%)
2	Ahlsell AB	5,687,379	28,786
	Modern Times Group
	MTG AB Class B	442,300	16,327
	Loomis AB Class B	375,000	11,595
	Concentric AB	508,285	6,821
^	Hoist Finance AB	766,600	6,148
*	Cellavision AB	150,171	4,195
^	Alimak Group AB	263,000	3,702
	Troax Group AB	83,300	2,311
			79,885
Switzerland (3.2%)
	OC Oerlikon Corp. AG	2,208,100	26,279
	Ascom Holding AG	951,900	15,181
^	Dufry AG	120,742	13,605
	Logitech International SA	362,500	13,421
	Helvetia Holding AG	20,000	12,251
	u-blox Holding AG	73,907	9,261
^	Comet Holding AG	85,000	8,587
	VAT Group AG	82,100	8,238
	Daetwyler Holding AG	44,000	6,680
	ams AG	86,899	3,385
			116,888

18

International Explorer Fund

			Market
			Value•
		Shares	($000)
Taiwan (1.1%)
	Chroma ATE Inc.	4,625,700	16,295
	Giant Manufacturing Co.
	Ltd.	1,785,000	6,832
	CTCI Corp.	4,336,000	6,123
	Gourmet Master Co. Ltd.	989,217	6,000
	Nien Made Enterprise Co.
	Ltd.	722,000	4,478
			39,728
United Arab Emirates (0.0%)
*	Lamprell plc	1,214,295	978

United Kingdom (14.7%)
	B&M European Value
	Retail SA	3,936,728	20,948
	Elementis plc	6,634,352	17,334
	Grainger plc	4,992,605	17,248
	SSP Group plc	1,850,000	15,773
	DCC plc	174,000	14,914
	Cineworld Group plc	3,850,000	14,473
	Bodycote plc	1,370,000	13,913
	Rentokil Initial plc	3,316,296	13,373
	Dunelm Group plc	1,730,000	13,184
	Hikma Pharmaceuticals
	plc	538,635	13,065
^	Restaurant Group plc	4,253,304	13,064
	RPC Group plc	1,302,000	12,691
	Electrocomponents plc	1,601,700	12,681
	HomeServe plc	1,000,000	12,139
	Coats Group plc	11,630,000	11,936
	Melrose Industries plc	5,365,900	11,551
	Cranswick plc	310,000	11,445
	Dechra Pharmaceuticals
	plc	390,000	11,395
	Auto Trader Group plc	2,151,300	11,241
	UDG Healthcare plc	1,235,800	9,967
^	Rhi Magnesita NV	203,581	9,868
	Ted Baker plc	420,000	9,831
	Genus plc	339,937	9,604
	Tyman plc	2,712,497	9,594
	Ultra Electronics Holdings
	plc	520,575	9,569
	Abcam plc	590,745	9,056
	Investec plc	1,420,000	8,779
	Halma plc	500,000	8,485
	Redrow plc	1,210,000	8,170
	Telecom Plus plc	520,000	8,114
	Sanne Group plc	1,130,177	8,085
	IG Group Holdings plc	1,040,000	8,029
	Keller Group plc	951,780	7,872
	Superdry plc	749,889	7,737
	Lancashire Holdings Ltd. 1,009,399		7,610
	Hill & Smith Holdings plc	547,452	6,922
	QinetiQ Group plc	1,895,000	6,712

	Consort Medical plc	464,523	6,611
	Northgate plc	1,369,916	6,598
	Volution Group plc	2,890,481	6,395
^	Kier Group plc	558,412	6,250
*	ASOS plc	87,729	6,112
	Hays plc	2,865,013	6,000
	Pets at Home Group plc	4,250,000	5,968
	Segro plc	750,000	5,880
*	Cairn Homes plc	3,516,310	5,645
	Howden Joinery
	Group plc	910,000	5,449
	Eco Animal Health
	Group plc	1,086,431	5,313
	Polypipe Group plc	1,114,800	5,277
	Hunting plc	601,372	5,160
	Crest Nicholson
	Holdings plc	1,125,000	4,894
	Diploma plc	281,600	4,722
	LondonMetric Property
	plc	2,050,000	4,721
	Photo-Me International
	plc	3,150,000	4,454
2	ConvaTec Group plc	2,047,039	4,231
	Jupiter Fund
	Management plc	933,400	4,017
	Just Group plc	3,000,000	3,400
	James Fisher & Sons plc	141,368	3,060
	Vesuvius plc	436,161	3,026
	Rotork plc	751,800	2,879
	Clarkson plc	70,800	2,150
	Soco International plc	355,881	382
			534,966
United States (0.2%)
	Samsonite International
	SA	2,435,400	7,024
Total Common Stocks
(Cost $3,448,028)			3,467,679
Temporary Cash Investments (8.5%)[1]
Money Market Fund (7.4%)
[4,5]	Vanguard Market
	Liquidity Fund,
	2.308%	2,700,694	270,069

19

International Explorer Fund

		Face	Market
	Amount		Value •
		($000)	($000)
Repurchase Agreement (1.0%)
	Goldman Sachs & Co.
	2.180%, 11/1/18 (Dated
	10/31/18, Repurchase Value
	$37,002,000 collateralized
	by Federal Home Loan
	Mortgage Corp.
	3.500%–4.000%,
	5/01/28–2/01/48, and
	Federal National Mortgage
	Assn. 3.530%, 10/01/29,
	with a value of
	$37,740,000)	37,000	37,000

U. S. Government and Agency Obligations (0.1%)
6	United States Treasury Bill,
	2.034%, 11/15/18	3,400	3,397
6	United States Treasury Bill,
	2.302%, 2/28/19	200	199
			3,596
Total Temporary Cash Investments
(Cost $310,656)			310,665
Total Investments (103.5%)
(Cost $3,758,684)			3,778,344
Other Assets and Liabilities (-3.5%)
Other Assets[7]			30,700
Liabilities [4]			(159,650)
			(128,950)
Net Assets (100%)
Applicable to 204,336,353 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			3,649,394
Net Asset Value Per Share			$17.86

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	3,483,170
Affiliated Issuers	295,174
Total Investments in Securities	3,778,344
Investment in Vanguard	210
Receivables for Investment
Securities Sold	7,254
Receivables for Accrued Income	10,773
Receivables for Capital Shares Issued	1,276
Variation Margin Receivable—
Futures Contracts	1,064
Unrealized Appreciation—
Forward Currency Contracts	521
Other Assets[7]	9,602
Total Assets	3,809,044
Liabilities
Payables for Investment Securities
Purchased	12,098
Collateral for Securities on Loan	136,202
Payables to Investment Advisor	2,103
Payables for Capital Shares Redeemed	3,821
Payables to Vanguard	3,465
Variation Margin Payable—
Futures Contracts	18
Unrealized Depreciation—
Forward Currency Contracts	1,943
Total Liabilities	159,650
Net Assets	3,649,394

20

International Explorer Fund

At October 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	3,410,786
Total Distributable Earnings (Loss)	238,608
Net Assets	3,649,394

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $125,439,000.
§ Security value determined using significant unobservable inputs.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.3% and 7.2%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the aggregate value of these securities was $267,783,000, representing 7.3% of net assets.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Includes $136,202,000 of collateral received for securities on loan.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Securities with a value of $2,497,000 have been segregated as initial margin for open futures contracts.
7 Cash of $1,130,000 has been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Topix Index	December 2018	114	16,580	(1,395)
Dow Jones EURO STOXX 50 Index	December 2018	390	14,109	(717)
FTSE 100 Index	December 2018	127	11,543	(317)
S&P ASX 200 Index	December 2018	64	6,569	(429)
				(2,858)

21

International Explorer Fund

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Citibank, N.A.	12/18/18	JPY	2,603,030	USD	23,333	(164)
JPMorgan Chase Bank, N.A.	12/28/18	EUR	18,576	USD	21,851	(694)
UBS AG	12/28/18	GBP	12,722	USD	16,821	(508)
Barclays Bank plc	12/18/18	JPY	1,688,555	USD	15,261	(231)
JPMorgan Chase Bank, N.A.	12/27/18	AUD	13,713	USD	9,910	(193)
Morgan Stanley Capital Services LLC	12/28/18	EUR	2,429	USD	2,838	(72)
Goldman Sachs International	12/18/18	JPY	308,975	USD	2,726	24
Citibank, N.A.	12/28/18	GBP	1,495	USD	1,962	(45)
Goldman Sachs International	12/27/18	AUD	1,548	USD	1,119	(22)
JPMorgan Chase Bank, N.A.	12/18/18	USD	17,049	JPY	1,893,840	192
UBS AG	12/28/18	USD	3,431	EUR	2,922	103
UBS AG	12/28/18	USD	2,504	GBP	1,924	37
Goldman Sachs International	12/28/18	USD	2,339	GBP	1,805	25
JPMorgan Chase Bank, N.A.	12/28/18	USD	2,333	EUR	2,018	34
Citibank, N.A.	12/18/18	USD	1,777	JPY	200,750	(10)
Goldman Sachs International	12/18/18	USD	1,776	JPY	199,364	1
BNP Paribas	12/18/18	USD	1,720	JPY	192,060	11
Citibank, N.A.	12/28/18	USD	1,698	EUR	1,483	8
BNP Paribas	12/28/18	USD	1,653	EUR	1,443	10
BNP Paribas	12/28/18	USD	1,578	GBP	1,193	48
JPMorgan Chase Bank, N.A.	12/18/18	USD	1,276	JPY	143,480	(1)
BNP Paribas	12/27/18	USD	860	AUD	1,215	(1)
JPMorgan Chase Bank, N.A.	12/27/18	USD	819	AUD	1,159	(2)
Goldman Sachs International	12/27/18	USD	787	AUD	1,084	19
Citibank, N.A.	12/27/18	USD	703	AUD	991	1
Citibank, N.A.	12/28/18	USD	1,698	EUR	1,483	8
						(1,422)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japenese yen.
USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.

22

International Explorer Fund

Statement of Operations

Year Ended
October 31, 2018
($000)
Investment Income
Income
Dividends Received —Unaffiliated Issuers[1]	85,260
Dividends—Affiliated Issuers	777
Interest Received—Unaffiliated Issuers	592
Interest—Affiliated Issuers	2,851
Securities Lending—Net	3,392
Total Income	92,872
Expenses
Investment Advisory Fees—Note B
Basic Fee	9,450
Performance Adjustment	(296)
The Vanguard Group—Note C
Management and Administrative	6,557
Marketing and Distribution	746
Custodian Fees	448
Auditing Fees	39
Shareholders’ Reports and Proxy	119
Trustees’ Fees and Expenses	7
Total Expenses	17,070
Expenses Paid Indirectly	(80)
Net Expenses	16,990
Net Investment Income	75,882
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	254,485
Investment Securities Sold—Affiliated Issuers	(18)
Futures Contracts	1,013
Forward Currency Contracts	(4,482)
Foreign Currencies	(2,318)
Realized Net Gain (Loss)	248,680
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(888,843)
Investment Securities—Affiliated Issuers	(3,917)
Futures Contracts	(6,253)
Forward Currency Contracts	724
Foreign Currencies	400
Change in Unrealized Appreciation (Depreciation)	(897,889)
Net Increase (Decrease) in Net Assets Resulting from Operations	(573,327)
1 Dividends are net of foreign withholding taxes of $6,620,000.
See accompanying Notes, which are an integral part of the Financial Statements.

23

International Explorer Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	75,882	56,421
Realized Net Gain (Loss)	248,680	201,076
Change in Unrealized Appreciation (Depreciation)	(897,889)	648,383
Net Increase (Decrease) in Net Assets Resulting from Operations	(573,327)	905,880
Distributions
Net Investment Income	(83,340)	(52,250)
Realized Capital Gain[1]	(167,556)	—
Total Distributions	(250,896)	(52,250)
Capital Share Transactions
Issued	1,249,140	810,710
Issued in Lieu of Cash Distributions	228,661	47,014
Redeemed	(984,248)	(559,993)
Net Increase (Decrease) from Capital Share Transactions	493,553	297,731
Total Increase (Decrease)	(330,670)	1,151,361
Net Assets
Beginning of Period	3,980,064	2,828,703
End of Period	3,649,394	3,980,064

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $38,075,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

24

International Explorer Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$21.87	$16.82	$17.76	$18.26	$18.50
Investment Operations
Net Investment Income	. 369[1]	. 333[1]	.318	.287	.335
Net Realized and Unrealized Gain (Loss)
on Investments	(3.032)	5.035	(.334)	.635	.133
Total from Investment Operations	(2.663)	5.368	(.016)	.922	.468
Distributions
Dividends from Net Investment Income	(. 447)	(. 318)	(. 263)	(. 326)	(. 420)
Distributions from Realized Capital Gains	(.900)	—	(.661)	(1.096)	(.288)
Total Distributions	(1.347)	(.318)	(.924)	(1.422)	(.708)
Net Asset Value, End of Period	$17.86	$21.87	$16.82	$17.76	$18.26

Total Return[2]	-13.08%	32.58%	-0.06%	5.65%	2.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,649	$3,980	$2,829	$2,887	$2,598
Ratio of Total Expenses to Average Net Assets[3]	0.39%	0.38%	0.41%	0.42%	0.40%
Ratio of Net Investment Income to
Average Net Assets	1.75%	1.68%	1.83%	1.53%	1.69%
Portfolio Turnover Rate	40%	43%	37%	42%	39%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), 0.00%, 0.00%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

25

International Explorer Fund

Notes to Financial Statements

Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Further, at October 31, 2018, the fund had a concentration of its investments in securities issued in Japan, and the performance of such investments may be impacted by the country’s social, political, and economic conditions.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The

26

International Explorer Fund

clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2018, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 6% of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a

27

International Explorer Fund

counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2018, or at any time during the period then ended.

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International Explorer Fund

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Foreign capital gains tax is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

B. The investment advisory firms Schroder Investment Management North America Inc., Wellington Management Company LLP, and TimesSquare Capital Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Schroder Investment Management North America Inc. and Wellington Management Company LLP is subject to quarterly adjustments based on performance relative to the S&P EPAC SmallCap Index for the preceding three years. In accordance with the advisory contract entered into with TimesSquare Capital Management, LLC, beginning November 1, 2018, the investment advisory fee will be subject to quarterly adjustments based on performance relative to the S&P EPAC SmallCap Index since October 31, 2017.

Vanguard manages the cash reserves of the fund as described below.

For the year ended October 31, 2018, the aggregate investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets, before a decrease of $296,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2018, the fund had contributed to Vanguard capital in the amount of $210,000, representing 0.01% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

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International Explorer Fund

D. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2018, custodian fee offset arrangements reduced the fund’s expenses by $80,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of October 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	84,942	3,382,737	—
Temporary Cash Investments	270,069	40,596	—
Futures Contracts—Assets[1]	1,064	—	—
Futures Contracts—Liabilities[1]	(18)	—	—
Forward Currency Contracts—Assets	—	521	—
Forward Currency Contracts—Liabilities	—	(1,943)	—
Total	356,057	3,421,911	—
1 Represents variation margin on the last day of the reporting period.

F. At October 31, 2018, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	1,064	—	1,064
Unrealized Appreciation—Forward Currency Contracts	—	521	521
Total Assets	1,064	521	1,585

Variation Margin Payable—Futures Contracts	(18)	—	(18)
Unrealized Depreciation—Forward Currency Contracts	—	(1,943)	(1,943)
Total Liabilities	(18)	(1,943)	(1,961)

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International Explorer Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2018, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	1,013	—	1,013
Forward Currency Contracts	—	(4,482)	(4,482)
Realized Net Gain (Loss) on Derivatives	1,013	(4,482)	(3,469)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(6,253)	—	(6,253)
Forward Currency Contracts	—	724	724
Change in Unrealized Appreciation (Depreciation) on Derivatives	(6,253)	724	(5,529)

G. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for foreign currency transactions, passive foreign investment companies, distributions in connection with fund share redemptions, and tax expense on capital gains were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	40,340
Total Distributable Earnings (Loss)	(40,340)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts and forward currency contracts and the unrealized gains on passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	90,011
Undistributed Long-Term Gains	167,765
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	(16,032)

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International Explorer Fund

As of October 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	3,792,238
Gross Unrealized Appreciation	467,861
Gross Unrealized Depreciation	(483,579)
Net Unrealized Appreciation (Depreciation)	(15,718)

H. During the year ended October 31, 2018, the fund purchased $2,037,274,000 of investment securities and sold $1,645,624,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:
	Year Ended October 31,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	58,614	41,710
Issued in Lieu of Cash Distributions	10,930	2,904
Redeemed	(47,185)	(30,798)
Net Increase (Decrease) in Shares Outstanding	22,359	13,816

J. Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:

					Current Period Transactions
	Oct. 31,		Proceeds	Realized				Oct. 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard FTSE All
World ex-US
Small-Cap ETF	29,042	—	—	—	(3,937)	777	—	25,105
Vanguard Market
Liquidity	348,467	NA1	NA1	(18)	20	2,851	—	270,069
Total	377,509			(18)	(3,917)	3,628	—	295,174
1 Not applicable—purchases and sales are for temporary cash investment purposes.

K. Management has determined that no events or transactions occurred subsequent to October 31, 2018, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard International Explorer Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard International Explorer Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 18, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

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Special 2018 tax information (unaudited) for Vanguard International Explorer Fund

This information for the fiscal year ended October 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $158,441,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $55,471,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $86,186,000 and foreign taxes paid of $6,292,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2019 to determine the calendar-year amounts to be included on their 2018 tax returns.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Explorer Fund
Periods Ended October 31, 2018
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-13.08%	4.55%	10.77%
Returns After Taxes on Distributions	-14.54	3.19	9.86
Returns After Taxes on Distributions and Sale of Fund Shares	-6.79	3.36	8.85

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended October 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Explorer Fund	4/30/2018	10/31/2018	Period
Based on Actual Fund Return	$1,000.00	$831.86	$1.75
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.29	1.94

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.38%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

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Trustees Approve Advisory Arrangements

The board of trustees of Vanguard International Explorer Fund has renewed the fund’s investment advisory arrangements with Schroder Investment Management North America Inc. (Schroder Inc.), TimesSquare Capital Management, LLC (TimesSquare), and Wellington Management Company LLP (Wellington Management), as well as a sub-advisory arrangement with Schroder Investment Management North America Limited (Schroder Ltd.). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information through the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:

Schroder. Schroders plc, the parent company of Schroder Inc. and Schroder Ltd. (collectively, Schroder), founded in 1804, specializes in global equity and fixed income management. Schroder employs a bottom-up, fundamental research-driven process to select stocks, with a focus on identifying companies with sustainable competitive advantages, attractive earnings growth, and compelling valuations. Stock selection responsibilities are divided among five regional leaders who constitute Schroder’s International Small-Cap Committee, which is led by the portfolio manager. The regional team leverages Schroder’s extensive network of local analysts across the globe, as it believes that country factors are more important for smaller companies relative to larger companies. Schroder Inc. has advised the fund since its inception in 1996, and its affiliate Schroder Ltd. has advised the fund since 2003.

TimesSquare. TimesSquare, founded in 2000 as a small- and mid-cap growth specialist, is a strategic partner of Affiliated Managers Group, Inc. TimesSquare’s international small-cap equity team is led by the portfolio manager and is made up of four experienced members. All portfolio decisions are made collectively, allowing for accountability. Value chain analysis and interactions

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with key stakeholders are at the core of the team’s research and idea-generation process, resulting in a portfolio comprising industry-leading companies with sustainable business models and quality management teams. TimesSquare has managed a portion of the fund since August 2017.

Wellington Management. Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. Wellington Management’s international small-cap team uses a fundamental, research-driven investment process, employing a bottom-up approach that attempts to discover a company’s intrinsic value. In valuing a company, it believes that the same valuation metric should be applied on an industry-by-industry basis. Although the team’s valuation discipline is essential to the process, its philosophy is not biased toward growth or value, as it invests in both extended growth opportunities and neglected or misunderstood companies. Wellington Management has managed a portion of the fund since 2010.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of each advisor’s subportfolio, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider the profitability of Schroder, TimesSquare, or Wellington Management in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Schroder, TimesSquare, and Wellington Management. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

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Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

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Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
Institutional Investor Services > 800-523-1036	rights reserved.
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review information about your fund on the
SEC’s website, and you can receive copies of this
information, for a fee, by sending a request via email
addressed to publicinfo@sec.gov.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1260 122018

Annual Report | October 31, 2018
Vanguard Mid-Cap Growth Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Advisors’ Report.	5
Fund Profile.	9
Performance Summary.	10
Financial Statements.	12
Your Fund’s After-Tax Returns.	26
About Your Fund’s Expenses.	27
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• For the 12 months ended October 31, 2018, Vanguard Mid-Cap Growth Fund returned 9.61%. It finished well ahead of its benchmark, the Russell Midcap Growth Index, and the average return of its mid-capitalization growth fund peers.

• The broad U.S. stock market returned well over 6% as corporate earnings remained strong and the economy continued to grow. Growth stocks outperformed their value counterparts, and large-cap stocks surpassed mid- and small-caps.

• The advisors’ stock selection in health care contributed the most to the fund’s relative performance. Industrial and financial stocks were also sources of strength.

In contrast, the information technology, consumer staples, and consumer discretionary sectors detracted from relative performance.

• Please note that after the close of the period, Vanguard announced that Frontier Capital Management Co., LLC, and Wellington Management Company llp would join RS Investments as advisors to the fund. William Blair Investment Management, LLC, will no longer serve as an advisor.

Total Returns: Fiscal Year Ended October 31, 2018
Total
Returns
Vanguard Mid-Cap Growth Fund	9.61%
Russell Midcap Growth Index	6.14
Mid-Cap Growth Funds Average	6.16
Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended October 31, 2018
Average
Annual Return
Mid-Cap Growth Fund	13.82%
Russell Midcap Growth Index	15.10
Mid-Cap Growth Funds Average	13.03
Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Mid-Cap Growth Fund	0.36%	1.21%

The fund expense ratio shown is from the prospectus dated February 22, 2018, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2018, the fund’s expense ratio was 0.36%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Mid-Cap Growth Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

3

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
November 16, 2018

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	6.98%	11.31%	11.05%
Russell 2000 Index (Small-caps)	1.85	10.68	8.01
Russell 3000 Index (Broad U.S. market)	6.60	11.27	10.81
FTSE All-World ex US Index (International)	-7.99	4.57	2.01

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.05%	1.04%	1.83%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.51	1.90	3.25
FTSE Three-Month U. S. Treasury Bill Index	1.67	0.86	0.52

CPI
Consumer Price Index	2.52%	2.07%	1.60%

4

Advisors’ Report

For the fiscal year ended October 31, 2018, Vanguard Mid-Cap Growth Fund returned 9.61%, surpassing both the performance of its benchmark, the Russell Midcap Growth Index, and the average return of its mid-cap growth fund peers. During the period, your fund was managed by two independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

Please note that after the close of the period, Vanguard announced that Frontier Capital Management Co., LLC, and Wellington Management Company llp would join RS Investments as advisors to the fund. William Blair Investment Management, LLC, will no longer serve as an advisor.

Also, please be aware that the RS Investments discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report. The following comments were prepared on November 20, 2018.

Vanguard Mid-Cap Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
William Blair Investment	49	2,056	Uses a fundamental investment approach in
Management, LLC			pursuit of superior long-term investment results
			from growth-oriented companies with
			leadership positions and strong market
			presence.
RS Investments	48	1,997	RS Investments, a Victory Capital investment
			franchise, employs both fundamental analysis
			and quantitative screening in seeking to identify
			companies that the investment team believes
			will produce sustainable earnings growth over a
			multiyear horizon. Investment candidates
			typically exhibit some or all of the following key
			criteria: strong organic revenue growth,
			expanding margins and profitability, innovative
			products or services, defensible competitive
			advantages, growing market share, and
			experienced management teams.
Cash Investments	3	108	These short-term reserves are invested by
			Vanguard in equity index products to simulate
			investment in stocks. Each advisor may also
			maintain a modest cash position.

5

William Blair Investment Management, LLC

Portfolio Managers: Dan Crowe, CFA, Partner

Robert C. Lanphier, Partner

David Ricci, CFA, Partner

Strong corporate earnings and a favorable economic backdrop supported the Russell Midcap Growth Index for the 12 months ended October 31, 2018. Although the index landed in positive territory, equities experienced higher volatility and declining returns during the period—between February and April and then more prominently in October—as investors grew increasingly concerned about rising interest rates, inflationary pressures, and heightened trade tensions.

Our performance was driven by a combination of strong stock selection and our investment style. Emphasis on more sustainable growers, and the portfolio’s resulting higher valuation exposure, provided a tailwind during the period. We seek to invest in companies with significant competitive barriers, value-added products and services, and flexible pricing. This proved to be beneficial as investors digested the potential for inflation-related cost pressures on businesses.

Stock selection was positive in many sectors, most notably health care, industrials, and financials. The top contributors were Copart, in industrials, and Ross Stores, in consumer discretionary. Copart, an online auction platform for salvage vehicles, benefited from higher volumes and favorable pricing. As increasing auto part complexity and rising labor costs have driven up the cost to repair cars, insurers have been increasingly likely to forego repairs and scrap newer cars. Ross Stores, an off-price apparel and home accessories retailer, outperformed on solid fundamentals and execution, reporting strong traffic and ticket growth. The company has benefited from struggling department stores; by offering ample high-quality products at attractive prices, it has enhanced the consumer’s “treasure hunt” experience while improving profitability. Other standout performers included ABIOMED (health care), Domino’s Pizza (consumer discretionary), and Verisk Analytics (industrials).

Top detractors included Newell Brands, Mohawk Industries, and Six Flags Entertainment in consumer discretionary, and Vulcan Materials and Axalta Coating Systems in materials. Newell Brands, a diversified consumer and commercial products company, was hurt by store closures and inventory de-stocking amid a challenging retail environment; its 2016 acquisition of Jarden also proved to be more complex than anticipated. We liquidated our position in the company. Mohawk Industries, a leader and low-cost producer in the otherwise fragmented flooring industry, underperformed on

6

margin pressure stemming from inflation and the company’s capacity expansion in luxury vinyl tile. Higher-than-expected inflation and reduced confidence in Mohawk’s ability to continue to pass through price increases were considerations in our sale of the stock.

Although the U.S. economy remains healthy, a number of risks could slow or derail growth. Among these are trade tensions with China, as an abrupt rise in the price of goods in either country could dent consumer confidence and curtail growth. Additionally, many U.S. businesses rely on China, either as a source of revenue or as the location of parts of their supply chain. In the United States, rising input costs and higher interest rates are prominent risks that could dampen both economic growth and stock valuations.

While we remain optimistic about the U.S. economy, we believe it is important to be aware of these risks and how they could affect corporate performance. Given that we are now over nine years into an economic recovery, it is important to find businesses with durable growth drivers whose stocks present attractive risk/ reward opportunities. We believe building a portfolio of companies with these characteristics will allow us to outperform in a variety of economic scenarios.

RS Investments

Portfolio Managers: D. Scott Tracy, CFA, Chief Investment Officer

Stephen J. Bishop

Melissa Chadwick-Dunn

Christopher W. Clark, CFA

U.S. equity markets generally rose during the 12 months ended October 31, 2018, although performance across market segments was mixed. Growth-oriented mid-cap stocks, as measured by the Russell Midcap Growth Index, returned about 6%, while value-oriented mid-cap stocks, as measured by the Russell Midcap Value Index, had almost flat returns. Underlying fundamentals were strong, as earnings across styles and market capitalizations exceeded expectations. Earnings were driven by strong economic growth, the largest corporate tax cuts in decades, and solid business execution. U.S. stocks across styles and market caps now appear materially cheaper than they were a year ago.

Your fund’s fiscal 2018 comprised four very different periods. The Russell Midcap Growth Index returned almost 10% for the three months ended January 31, 2018. February brought a rise in volatility amid increased expectations for interest rate hikes under new Federal Reserve

7

Chairman Jerome Powell. Other factors included uncertainty surrounding trade policy following the threat of tariffs and the potential for a trade war with China. These concerns helped push down the index, which shed more than –4% for the three months ended April 30. The index then rebounded, returning more than 6% for the three months ended July 30, as investors focused anew on underlying U.S. economic strength and high earnings growth. The final three months of the fiscal year saw investor enthusiasm wane again; the index returned about –5% for that period, perhaps in part because of concerns about tariffs and U.S.-Chinese trade relations.

Sector returns for our portion of the portfolio were mixed. Stock selection in consumer discretionary, technology, producer durables, and consumer staples weighed on performance. Stock selection in health care, materials and processing, financial services, and energy was positive.

In consumer discretionary, Norwegian Cruise Line detracted most. Norwegian Cruise Line is a global cruise line operator. We purchased the stock given the shift in consumer preference to experiences over tangible goods, which has resulted in strong travel expenditures supported further by a growing population of retirees. The company is supported by a secular cost story—it will continue to shift bookings away from travel agents to online, eliminating commissions of roughly 15% that it pays on 70% of cruise tickets. This move will allow it to deleverage and return capital to shareholders. Unfortunately, the stock underperformed over the period, as investors were concerned about supply growth in the cruise market. We believe such fears are unfounded, given the expense and time needed to build new ships, but we did not feel the time was right to fight the market because there was also uncertainty about the effects of currency fluctuations and fuel costs that had already bitten into earnings. As we do see weakness in the overall leisure market, we decided to revisit this asset-intensive, leveraged business later.

Health care was our top-performing sector; Illumina, the leader in genetic analytics, drove its results. We own the company because of its undisputed leadership in the next-generation sequencing market, and because it is poised to expand to address an ever-changing landscape of customer needs and diagnostics. One driver here is that sequencing has made its way into clinical applications. The stock performed exceptionally well as margins have expanded despite significant investment in research and development. We maintain our conviction in the company.

8

Mid-Cap Growth Fund

Fund Profile
As of October 31, 2018

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		Midcap	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	113	416	3,806
Median Market Cap	$12.2B	$13.6B	$71.6B
Price/Earnings Ratio	26.2x	22.8x	18.5x
Price/Book Ratio	4.9x	5.6x	2.9x
Return on Equity	15.6%	19.5%	15.0%
Earnings Growth
Rate	14.4%	14.1%	8.2%
Dividend Yield	0.7%	0.9%	1.8%
Foreign Holdings	1.9%	0.0%	0.0%
Turnover Rate	75%	—	—
Ticker Symbol	VMGRX	—	—
Expense Ratio[1]	0.36%	—	—
30-Day SEC Yield	0.38%	—	—
Short-Term Reserves	1.5%	—	—

Sector Diversification (% of equity exposure)

Fund
Communication Services	5.2%
Consumer Discretionary	15.7
Consumer Staples	2.4
Energy	1.7
Financials	6.6
Health Care	16.6
Industrials	16.2
Information Technology	29.7
Materials	5.1
Real Estate	0.7
Utilities	0.1

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	0.94	0.87
Beta	0.98	1.13
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Worldpay Inc.	Data Processing &
	Outsourced Services	2.2%
Ulta Beauty Inc.	Specialty Stores	2.0
WEX Inc.	Data Processing &
	Outsourced Services	1.9
Vail Resorts Inc.	Leisure Facilities	1.8
Global Payments Inc.	Data Processing &
	Outsourced Services	1.7
Ross Stores Inc.	Apparel Retail	1.7
Ultimate Software
Group Inc.	Application Software	1.7
Ball Corp.	Metal & Glass
	Containers	1.6
GoDaddy Inc.	Internet Services &
	Infrastructure	1.6
DexCom Inc.	Health Care
	Equipment	1.6
Top Ten		17.8%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratio shown is from the prospectus dated February 22, 2018, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2018, the expense ratio was 0.36%.

9

Mid-Cap Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2008, Through October 31, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2018
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Mid-Cap Growth Fund	9.61%	8.99%	13.82%	$36,481
Russell Midcap Growth Index	6.14	10.10	15.10	40,801
Mid-Cap Growth Funds Average	6.16	8.45	13.03	34,036
Dow Jones U.S. Total Stock Market
Float Adjusted Index	6.56	10.76	13.36	35,036

Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

10

Mid-Cap Growth Fund

Fiscal-Year Total Returns (%): October 31, 2008, Through October 31, 2018

Average Annual Total Returns: Periods Ended September 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Mid-Cap Growth Fund	12/31/1997	24.95%	11.70%	12.56%

11

Mid-Cap Growth Fund

Financial Statements

Statement of Net Assets
As of October 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (96.1%)[1]
Communication Services (4.9%)
*	Take-Two Interactive
	Software Inc.	489,130	63,034
*	Live Nation Entertainment
	Inc.	984,900	51,510
*	IAC/InterActiveCorp	240,150	47,211
	Activision Blizzard Inc.	331,922	22,919
*	Yelp Inc. Class A	474,210	20,306
			204,980
Consumer Discretionary (15.2%)
*	Ulta Beauty Inc.	309,152	84,868
	Vail Resorts Inc.	304,032	76,409
	Ross Stores Inc.	700,900	69,389
	Six Flags Entertainment
	Corp.	1,033,632	55,671
	Hilton Worldwide
	Holdings Inc.	543,230	38,662
*	Chipotle Mexican Grill Inc.
	Class A	77,500	35,676
*	O’Reilly Automotive Inc.	109,290	35,055
	Tiffany & Co.	312,690	34,802
*	Burlington Stores Inc.	183,367	31,446
	Ferrari NV	225,580	26,418
	Domino’s Pizza Inc.	95,200	25,589
	Aptiv plc	325,800	25,021
*	Under Armour Inc.	1,067,590	21,170
	Brunswick Corp.	401,923	20,896
	Hasbro Inc.	214,580	19,679
*	CarMax Inc.	287,100	19,497
*	Wayfair Inc.	116,600	12,860
			633,108
Consumer Staples (2.3%)
	Keurig Dr Pepper Inc.	1,878,590	48,843
	Conagra Brands Inc.	1,032,719	36,765
*	Post Holdings Inc.	86,770	7,672
			93,280

Energy (1.5%)
*	Parsley Energy Inc.
	Class A	1,181,900	27,680
	Diamondback Energy Inc.	187,201	21,034
*	Concho Resources Inc.	109,217	15,191
			63,905
Financials (6.2%)
	Cboe Global Markets Inc.	521,900	58,896
	Progressive Corp.	822,260	57,312
	Arthur J Gallagher & Co.	601,200	44,495
	Kemper Corp.	444,410	33,415
	East West Bancorp Inc.	499,900	26,215
*	Western Alliance Bancorp	399,506	19,272
*	SVB Financial Group	71,280	16,910
			256,515
Health Care (16.0%)
*	DexCom Inc.	498,380	66,170
	Encompass Health Corp.	705,500	47,480
*	WellCare Health Plans Inc.	157,680	43,518
*	Centene Corp.	332,487	43,330
*	Mettler-Toledo International
	Inc.	73,700	40,301
	Cooper Cos. Inc.	152,349	39,353
*	Align Technology Inc.	176,434	39,027
	Teleflex Inc.	154,200	37,122
	Agilent Technologies Inc.	549,100	35,576
*	Illumina Inc.	101,730	31,653
*	Veeva Systems Inc.
	Class A	341,412	31,188
*	Intuitive Surgical Inc.	49,907	26,011
*	Edwards Lifesciences Corp. 160,792		23,733
	West Pharmaceutical
	Services Inc.	218,579	23,152
*	Exact Sciences Corp.	321,970	22,876
*	IDEXX Laboratories Inc.	102,900	21,827
*	Sage Therapeutics Inc.	163,580	21,050
*	Neurocrine Biosciences Inc. 186,010		19,931
*	ABIOMED Inc.	56,100	19,141

12

Mid-Cap Growth Fund

			Market
			Value•
		Shares	($000)
*	BeiGene Ltd. ADR	138,910	17,494
*	Bluebird Bio Inc.	147,930	16,968
			666,901
Industrials (15.6%)
	BWX Technologies Inc.	1,009,104	58,992
*	CoStar Group Inc.	140,647	50,833
	Equifax Inc.	475,565	48,241
*	Verisk Analytics Inc.
	Class A	391,000	46,857
	Fortive Corp.	619,300	45,983
*	Copart Inc.	918,700	44,934
*	Middleby Corp.	356,700	40,057
	TransUnion	535,047	35,179
	KAR Auction Services Inc.	599,920	34,160
	Hexcel Corp.	550,180	32,197
*	Teledyne Technologies Inc.	144,950	32,075
	Parker-Hannifin Corp.	187,520	28,434
*	Clean Harbors Inc.	413,630	28,143
	Waste Connections Inc.	345,400	26,402
	Roper Technologies Inc.	86,400	24,443
	Rockwell Automation Inc.	143,580	23,652
	Xylem Inc.	348,500	22,855
	HEICO Corp. Class A	255,600	17,038
*	XPO Logistics Inc.	95,650	8,549
			649,024
Information Technology (28.7%)
*	Worldpay Inc. Class A	976,899	89,718
*	WEX Inc.	437,980	77,067
	Global Payments Inc.	637,157	72,782
*	Ultimate Software Group
	Inc.	260,190	69,374
*	GoDaddy Inc. Class A	908,649	66,486
*	Euronet Worldwide Inc.	591,561	65,770
	Booz Allen Hamilton
	Holding Corp. Class A	1,204,433	59,668
*	ServiceNow Inc.	297,860	53,925
*	Black Knight Inc.	1,004,358	48,983
*	Arista Networks Inc.	194,900	44,895
	Total System Services Inc.	418,030	38,103
*	Wix.com Ltd.	378,170	36,815
	Sabre Corp.	1,470,730	36,254
*	Dropbox Inc. Class A	1,534,982	36,026
	Marvell Technology Group
	Ltd.	2,184,530	35,848
*	Red Hat Inc.	158,600	27,222
*	Tyler Technologies Inc.	128,200	27,135
*	Twilio Inc. Class A	352,470	26,513
*	Pure Storage Inc. Class A	1,272,000	25,669
^	Microchip Technology Inc.	389,000	25,588
*	Guidewire Software Inc.	284,400	25,303
*	Proofpoint Inc.	276,080	25,110
*	Zendesk Inc.	434,270	23,872

	Dolby Laboratories Inc.
	Class A	333,600	22,955
*	Trimble Inc.	526,660	19,687
	Lam Research Corp.	135,178	19,159
	j2 Global Inc.	258,600	18,836
	CDK Global Inc.	319,200	18,271
	Maxim Integrated
	Products Inc.	343,250	17,169
*	Nutanix Inc.	360,350	14,958
	Xilinx Inc.	169,970	14,510
*	Square Inc.	134,950	9,912
			1,193,583
Materials (4.9%)
	Ball Corp.	1,509,600	67,630
	Celanese Corp. Class A	545,830	52,913
	Vulcan Materials Co.	387,200	39,161
*	Allegheny Technologies
	Inc.	1,126,150	29,156
*	Axalta Coating Systems
	Ltd.	639,800	15,790
			204,650
Other (0.3%)
2	Vanguard Mid-Cap Growth
	ETF	100,223	12,898

Real Estate (0.5%)
*	SBA Communications
	Corp. Class A	123,500	20,028
Total Common Stocks
(Cost $3,298,875)			3,998,872
Temporary Cash Investments (4.0%)[1]
Money Market Fund (3.8%)
[3,4]	Vanguard Market Liquidity
	Fund, 2.308%	1,587,471	158,747

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (0.2%)
5	United States Treasury
	Bill, 2.034%–2.078%,
	11/15/18	3,000	2,998
5	United States Treasury
	Bill, 2.302%, 2/28/19	3,000	2,977
			5,975
Total Temporary Cash Investments
(Cost $164,682)			164,722
Total Investments (100.1%)
(Cost $3,463,557)			4,163,594

13

Mid-Cap Growth Fund

Amount
($000)
Other Assets and Liabilities (-0.1%)
Other Assets	77,297
Liabilities [4]	(80,083)
(2,786)
Net Assets (100%)
Applicable to 148,166,145 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,160,808
Net Asset Value Per Share	$28.08

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	3,991,949
Affiliated Issuers	171,645
Total Investments in Securities	4,163,594
Investment in Vanguard	234
Receivables for Investment Securities
Sold	71,861
Receivables for Accrued Income	1,239
Receivables for Capital Shares Issued	3,315
Variation Margin Receivable—
Futures Contracts	648
Total Assets	4,240,891
Liabilities
Payables for Investment Securities
Purchased	63,854
Collateral for Securities on Loan	6,964
Payables to Investment Advisor	1,931
Payables for Capital Shares Redeemed	3,356
Payables to Vanguard	3,978
Total Liabilities	80,083
Net Assets	4,160,808

At October 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	2,987,653
Total Distributable Earnings (Loss)	1,173,155
Net Assets	4,160,808

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $6,931,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 98.4% and 1.7%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
4 Includes $6,964,000 of collateral received for securities
on loan.
5 Securities with a value of $4,626,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

14

Mid-Cap Growth Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2018	414	56,120	(4,210)
E-mini S&P Mid-Cap 400 Index	December 2018	211	38,503	(4,725)
				(8,935)

See accompanying Notes, which are an integral part of the Financial Statements.

15

Mid-Cap Growth Fund

Statement of Operations

Year Ended
October 31, 2018
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers	29,786
Dividends—Affiliated Issuers	94
Interest—Unaffiliated Issuers	117
Interest—Affiliated Issuers	3,031
Securities Lending—Net	257
Total Income	33,285
Expenses
Investment Advisory Fees—Note B
Basic Fee	8,715
Performance Adjustment	(1,759)
The Vanguard Group—Note C
Management and Administrative	7,970
Marketing and Distribution	690
Custodian Fees	45
Auditing Fees	36
Shareholders’ Reports and Proxy	80
Trustees’ Fees and Expenses	7
Total Expenses	15,784
Expenses Paid Indirectly	(152)
Net Expenses	15,632
Net Investment Income	17,653
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	546,066
Investment Securities Sold—Affiliated Issuers	(46)
Futures Contracts	10,071
Realized Net Gain (Loss)	556,091
Change in Unrealized Appreciation (Depreciation)
Investment Securities— Unaffiliated Issuers	(164,921)
Investment Securities—Affiliated Issuers	440
Futures Contracts	(11,380)
Change in Unrealized Appreciation (Depreciation)	(175,861)
Net Increase (Decrease) in Net Assets Resulting from Operations	397,883

See accompanying Notes, which are an integral part of the Financial Statements.

16

Mid-Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,653	15,976
Realized Net Gain (Loss)	556,091	334,086
Change in Unrealized Appreciation (Depreciation)	(175,861)	492,259
Net Increase (Decrease) in Net Assets Resulting from Operations	397,883	842,321
Distributions
Net Investment Income	(14,941)	(27,123)
Realized Capital Gain	(130,422)	—
Total Distributions	(145,363)	(27,123)
Capital Share Transactions
Issued	898,740	471,816
Issued in Lieu of Cash Distributions	140,921	26,277
Redeemed	(1,371,055)	(1,053,660)
Net Increase (Decrease) from Capital Share Transactions	(331,394)	(555,567)
Total Increase (Decrease)	(78,874)	259,631
Net Assets
Beginning of Period	4,239,682	3,980,051
End of Period	4,160,808	4,239,682

See accompanying Notes, which are an integral part of the Financial Statements.

17

Mid-Cap Growth Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$26.51	$21.75	$24.88	$26.40	$25.72
Investment Operations
Net Investment Income	.114[1]	.093[1]	.147[2]	.064 [3]	.045
Net Realized and Unrealized Gain (Loss)
on Investments	2.379	4.817	(1.437)	1.625	3.134
Total from Investment Operations	2.493	4.910	(1.290)	1.689	3.179
Distributions
Dividends from Net Investment Income	(. 095)	(.150)	(. 070)	(. 038)	(. 007)
Distributions from Realized Capital Gains	(.828)	—	(1.770)	(3.171)	(2.492)
Total Distributions	(.923)	(.150)	(1.840)	(3.209)	(2.499)
Net Asset Value, End of Period	$28.08	$26.51	$21.75	$24.88	$26.40

Total Return[4]	9.61%	22.69%	-5.49%	6.68%	13.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,161	$4,240	$3,980	$4,317	$3,319
Ratio of Total Expenses to Average Net Assets[5]	0.36%	0.36%	0.36%	0.43%	0.46%
Ratio of Net Investment Income to
Average Net Assets	0.40%	0.39%	0.64%[2]	0.25%[3]	0.16%
Portfolio Turnover Rate	75%	118%	91%	93%	82%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.018 and 0.08%, respectively, resulting from a special dividend from TransDigm Group in October 2016.
3 Net investment income per share and the ratio of net investment income to average net assets include $.006 and 0.03%, respectively, resulting from a special dividend from Lazard Ltd. in February 2015.
4 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
5 Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.05%), (0.04%), (0.01%), and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

18

Mid-Cap Growth Fund

Notes to Financial Statements

Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2018, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

19

Mid-Cap Growth Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

20

Mid-Cap Growth Fund

B. The investment advisory firms William Blair Investment Management, LLC, and Victory Capital Management Inc., through its RS Investments franchise, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of William Blair Investment Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell Midcap Growth Index for the preceding five years. The basic fee of Victory Capital Management Inc., is subject to quarterly adjustments based on performance relative to the Russell Midcap Growth Index since January 31, 2017.

Vanguard manages the cash reserves of the fund as described below.

For the year ended October 31, 2018, the aggregate investment advisory fee represented an effective annual basic rate of 0.20% of the fund’s average net assets, before a decrease of $1,759,000 (0.04%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2018, the fund had contributed to Vanguard capital in the amount of $234,000, representing 0.01% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest bearing custody account. For the year ended October 31, 2018, these arrangements reduced the fund’s management and administrative expenses by $148,000 and custodian fees by $4,000. The total expense reduction represented an effective annual rate of 0.00% of the fund’s average net assets.

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

21

Mid-Cap Growth Fund

The following table summarizes the market value of the fund’s investments as of October 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,998,872	—	—
Temporary Cash Investments	158,747	5,975	—
Futures Contracts—Assets[1]	648	—	—
Total	4,158,267	5,975	—
1 Represents variation margin on the last day of the reporting period.

F. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	80,332
Total Distributable Earnings (Loss)	(80,332)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	62,435
Undistributed Long-Term Gains	414,238
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	700,037

As of October 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	3,463,557
Gross Unrealized Appreciation	831,833
Gross Unrealized Depreciation	(131,796)
Net Unrealized Appreciation (Depreciation)	700,037

22

Mid-Cap Growth Fund

G. During the year ended October 31, 2018, the fund purchased $3,158,033,000 of investment securities and sold $3,621,300,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:
	Year Ended October 31,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	31,360	19,783
Issued in Lieu of Cash Distributions	5,324	1,160
Redeemed	(48,445)	(43,995)
Net Increase (Decrease) in Shares Outstanding	(11,761)	(23,052)

I. Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:

					Current Period Transactions
	Oct. 31,		Proceeds	Realized				Oct. 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	213,537	NA1	NA1	(46)	16	3,031	—	158,747
Vanguard Mid-Cap
Growth ETF	12,474	—	—	—	424	94	—	12,898
Total	226,011			(46)	440	3,125	—	171,645
1 Not applicable—purchases and sales are for temporary cash investment purposes.

J. On November, 30, 2018, the Board of Trustees approved changes to the advisors of the fund. Frontier Capital Management Co., LLC, and Wellington Management Company llp will join RS Investments as advisors to the fund. William Blair Investment Management, LLC, will no longer serve as an advisor.

Management has determined that no other events or transactions occurred subsequent to October 31, 2018, that would require recognition or disclosure in these financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard Mid-Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard Mid-Cap Growth Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 13, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

24

Special 2018 tax information (unaudited) for Vanguard Mid-Cap Growth Fund

This information for the fiscal year ended October 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $203,428,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $14,941,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 37.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

25

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Mid-Cap Growth Fund
Periods Ended October 31, 2018
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	9.61%	8.99%	13.82%
Returns After Taxes on Distributions	8.73	7.09	12.65
Returns After Taxes on Distributions and Sale of Fund Shares	6.25	6.58	11.33

26

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Six Months Ended October 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Growth Fund	4/30/2018	10/31/2018	Period
Based on Actual Fund Return	$1,000.00	$1,018.87	$1.78
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.44	1.79

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.35%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

28

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

29

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

30

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

31

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
Institutional Investor Services > 800-523-1036	rights reserved.
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273	CFA® is a registered trademark owned by CFA Institute.

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review information about your fund on the
SEC’s website, and you can receive copies of this
information, for a fee, by sending a request via email
addressed to publicinfo@sec.gov.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3010 122018

Annual Report | October 31, 2018
Vanguard Selected Value Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Advisors’ Report.	5
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	29
About Your Fund’s Expenses.	30
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• Vanguard Selected Value Fund returned –9.15% for the 12 months ended October 31, 2018. The fund lagged far behind its benchmark, the Russell Midcap Value Index, and the average return of its mid-capitalization value fund peers.

• The broad stock market returned more than 6% for the 12 months as corporate earnings remained strong and the U.S. economy continued to grow. Growth stocks outperformed their value counterparts, and large-cap stocks surpassed mid- and small-caps.

• In ten of the 11 industry sectors, the advisors’ stock selections underperformed those in the benchmark. Industrials, information technology, materials, and health care were the greatest detractors from relative performance.

• Over the past decade, the fund’s average annual return trailed that of its benchmark but exceeded that of its peers.

Total Returns: Fiscal Year Ended October 31, 2018
Total
Returns
Vanguard Selected Value Fund	-9.15%
Russell Midcap Value Index	0.16
Mid-Cap Value Funds Average	-1.92
Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended October 31, 2018
Average
Annual Return
Selected Value Fund	12.69%
Russell Midcap Value Index	13.35
Mid-Cap Value Funds Average	12.05
Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Selected Value Fund	0.39%	1.15%

The fund expense ratio shown is from the prospectus dated February 22, 2018, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2018, the fund’s expense ratio was 0.36%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Mid-Cap Value Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

3

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
November 16, 2018

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	6.98%	11.31%	11.05%
Russell 2000 Index (Small-caps)	1.85	10.68	8.01
Russell 3000 Index (Broad U.S. market)	6.60	11.27	10.81
FTSE All-World ex US Index (International)	-7.99	4.57	2.01

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.05%	1.04%	1.83%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.51	1.90	3.25
FTSE Three-Month U. S. Treasury Bill Index	1.67	0.86	0.52

CPI
Consumer Price Index	2.52%	2.07%	1.60%

4

Advisors’ Report

For the 12 months ended October 31, 2018, Vanguard Selected Value Fund returned –9.15%. Your fund is managed by three independent advisors. This provides exposure to distinct yet complementary investment approaches, enhancing the fund’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets each manages, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how portfolio positioning reflects this assessment. These comments were prepared on November 19, 2018.

Vanguard Selected Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	57	5,041	Conducts fundamental research on individual
Strauss, LLC			stocks exhibiting traditional value
			characteristics: price/earnings and price/book
			ratios below the market average and dividend
			yields above the market average.
Pzena Investment Management,	24	2,141	Uses a fundamental, bottom-up,
LLC			deep-value-oriented investment strategy. Seeks
			to buy good businesses at low prices, focusing
			exclusively on companies that are
			underperforming their historically demonstrated
			earnings power.
Donald Smith & Co., Inc.	17	1,530	Conducts fundamental research on the lowest
			price-to-tangible book value companies.
			Research focuses on underlying quality of book
			value and assets, and on long-term earnings
			potential.
Cash Investments	2	99	These short-term reserves are invested by
			Vanguard in equity index products to simulate
			investment in stocks. Each advisor may also
			maintain a cash position.

5

Barrow, Hanley, Mewhinney & Strauss, LLC

Portfolio Managers:

James P. Barrow, Founding Director

Mark Giambrone, Managing Director

Our strategy has witnessed a significant period of underperformance this fiscal year. Although this is not the first time we have gone through short-term under-peformance, we feel it’s important to discuss the primary factors creating what should prove to be temporary challenges.

First, the highest-priced stocks within the Russell Midcap Value Index handily outperformed the less expensive ones. Second, stock selection was a detractor for us as several holdings underperformed in 2018.

Growth dominated value in the mid-capitalization area of the market. The Russell Midcap Growth Index outperformed the Russell Midcap Value Index by nearly 6 percentage points, driven in large part by expensively valued technology stocks. Because the Russell index construction methodology does not include price/earnings ratio (P/E) in its growth/value output, many tech stocks have made their way into the Russell Midcap Value Index. Twitter, Autodesk, NetApp, and Zillow, for example, reside in the Russell value category despite having little to no earnings.

Another challenge was the good second-quarter performance of real estate, a sector in which our portfolio has been and is still underweight because of valuation concerns.

Looking at the Russell Midcap Value Index by P/E, the most expensive stocks—which include many tech and real estate investment trust (REIT) stocks—outperformed from January through September, while the cheapest stocks have been punished. For that period, the second-most-expensive quintile outperformed the cheapest one by 22 percentage points. As we are valuation-centric investors, this environment hurt our performance. Our mid-cap portfolio trades at 13 times next-12-months earnings, which in aggregate put it into the second-cheapest quintile of stocks (11.6 through 15.1 times next-12-months earnings).

With the stock market setting new records and the economy nearing its longest expansionary period in history, investor optimism is high. Money continues to flow into passive benchmarks and exchange-traded funds (ETFs), with a large weighting to what has already worked: tech and internet-related stocks. Instead of the performance gap narrowing for many of these growth stocks relative to their value counterparts, the gap in performance (and valuations) has widened to extreme levels. It is often clear only in hindsight what will challenge these stocks’ dominance, but it will most likely include increased regulatory scrutiny. Until growth loses favor, we are patiently

6

and methodically executing our value process, knowing that a cycle of value-stock outperformance will follow.

Growth investing often benefits from slow economic growth and low interest rates—prominent features of the investment landscape during the bull market of the past nine-plus years. Conversely, value stocks typically benefit from stronger growth and rising interest rates. However, even in the face of a sustained rise in rates over the past two years, growth has continued in an accelerated manner to outperform value.

We remain focused on owning a concentrated portfolio of good companies that are trading at valuations below the mid-cap market for reasons that we see as temporary or overblown, and we remain optimistic that a fundamental premium combined with a valuation advantage positions the portfolio well for the future. Should growth stocks falter and value stocks outperform, our value-centric portfolio should once again outperform its benchmark.

We appreciate your patience as we wait for a performance rebound. Over the period from March 31, 1999, through September 30, 2018, when our strategy underperformed by 3 percentage points during a quarter, it subsequently experienced a performance advantage of 2.21 percentage points over the next one-year period, 3.68 percentage points over the next three-year period, and 5.56 percentage points over the next five-year period.

Pzena Investment Management, LLC

Portfolio Managers:

Richard Pzena, Managing Principal and Co-Chief Investment Officer

John Flynn, Principal

Ben Silver, CFA, CPA, Principal

U.S. equities rose over the fund’s fiscal year despite bouts of volatility due to trade tensions, rising interest rates, and fears of a recession. Value stocks widely lagged growth across the market-cap spectrum. Our holdings in industrials and health care detracted from relative performance, though that was partly offset by pockets of strength in consumer discretionary and financials.

Door-and-window maker JELD-WEN and Flex, a leading outsourced electronics assembler, were the main detractors. JELD-WEN was hurt by rising costs, recent weakness in organic growth, and an adverse legal decision in an action brought by a customer. During the period, the company replaced its CEO over disappointing earnings in recent quarters. Our investment case remains based on an attractive market structure and JELD-WEN’s ability to generate high returns on capital over the long term.

Flex recently announced it would terminate its shoe-assembly relationship with Nike, a development that the markets did not receive well. The retirement of Flex’s long-tenured CEO combined with a material reduction in fiscal 2019 guidance

7

also weighed on the stock. Although the developments clearly hurt the company, the steep decline in Flex’s share price appears excessive in our view.

Oil-and-gas explorer and producer Murphy Oil was the largest contributor to performance amid a broad rally in energy. The company has demonstrated good management initiatives in dealing with earnings disappointments while maintaining balance sheet strength, preserving its ability to make positive acquisitions. Murphy recently announced a joint venture with Petrobras for deep-water operations in the Gulf of Mexico.

Interpublic Group of Companies and Omnicom Group also added to returns. Both advertising agencies posted better-than-expected organic growth despite investors’ concerns over potential disruption by technology and new market participants.

The opportunity set has broadened, allowing us to add several new positions in varied industries, notably KKR in alternative investments, MEDNAX in physician services, and Carlisle Companies, an industrial conglomerate. We sold our holdings in Hilton Worldwide, and Validus Holdings as those stocks approached fair value. We also exited Lamar Advertising after missed sales targets and lowered earnings guidance led us to believe that its previously positive organic growth had turned negative.

Financials remains our largest sector exposure; we still see strong earnings growth in the sector and its valuations are attractive. Our exposure to consumer staples, utilities, and real estate is limited, and we remain on the sidelines in materials and communication services based on their higher valuations.

Market leadership by growth stocks has contributed to the widest value dispersions in over 50 years. Although the broad market appears fully valued, we believe that wide spreads offer value investors an assortment of attractive possibilities. We remain encouraged by the breadth and depth of the opportunities available today and are optimistic that their value will ultimately be unlocked.

Donald Smith & Co., Inc.

Portfolio Managers: Donald G. Smith, President and Co-Chief Investment Officer

Richard L. Greenberg, CFA, Co-Chief Investment Officer

Our portion of the fund continues to meet our criteria of owning a concentrated portfolio of low price-to-tangible-book value stocks with attractive long-term earnings potential. Our holdings are valued at a substantial discount to the market: They stand at 97% of tangible book value versus 980% for the S&P 500 Index and at 6.5 times our estimate of normalized earnings versus 16.1 times normalized earnings for the S&P 500.

8

Most industries declined over the period, led by precious metals, airline and aircraft leasing, technology, financials, and home-builders. Some of the decline was offset by energy company results.

After a strong 2017, Air France (–37.2%) was one of the largest detractors for the period as union strikes hurt results. A newly appointed CEO recently reached agreement with 75% of the workforce, boosting the stock. JetBlue (–12.6%) and AerCap (–4.9%) also declined over the 12 months.

Micron (–14.9%) began falling after its stock reached a high in May amid concerns over falling memory prices and a peak in earnings. Despite the recent price decline, the stock has several positives, including cash that exceeds debt and a recently announced stock repurchase plan of about $10 billion.

Precious metals holdings also lost ground (Leagold returned –54.1%, IAMGOLD –37.7%, Kinross –34.4%, Gold Fields –28.9%, and Yamana –12.4%) as gold prices dropped. The slide of gold-mining stocks was much more pronounced than the decline in the commodity itself.

Homebuilders also detracted (Taylor Morrison returned –31.5% and Toll Brothers –26.1%) after outperforming substantially in 2017. Higher interest rates and rising housing prices hurt home affordability, weakening sales. We believe that the stocks’ valuations, which are now below book value and at six times earnings, reflect the slowdown.

Most of our financial holdings declined (Unum Group returned –28.7%, CNA Financial –14.6%, MFA Financial –6.7%, Everest Re –6.2%, and Aspen 0.0%); the exceptions were Axis Capital (+5.5%) and XL Group (+44.3%). AXA Group announced plans to acquire XL Group, lifting the stock and property and casualty insurance more broadly. Unum and CNA were hurt by market worries about the long-term-care business.

Most energy stocks in our portfolio rose (WPX Energy was up 42.2% and Noble 20.7%) as oil prices climbed significantly despite an October decline. Nabors (–8.4%) has lagged this year because of lackluster international earnings.

We added to our holdings in Air France, Axis, CNA, Gold Fields, JetBlue, Taylor Morrison, and Unum. We trimmed our exposure to AerCap, IAMGOLD, Kinross, Micron, Noble, Toll Brothers, WPX Energy, and Yamana Gold. We eliminated Brio Gold, News Corp., Sanmina, and XL Group.

Two new companies were added to the portfolio. Leagold operates the Los Filos gold mine in Mexico. Earlier in the year, by purchasing Brio Gold, Leagold acquired the Santa Luz project, which had not achieved commercial production because of technical and engineering missteps.

9

Leagold trades at an attractive valuation of 73% of tangible book value and has the technical expertise and balance-sheet flexibility to successfully develop that project. Depreciation of the Brazilian real should also benefit its cost structure.

Jefferies is a global investment and merchant bank that trades at 81% of tangible book value. When Leucadia combined with Jefferies in 2012, it created an eclectic group of assets, including a large stake in a beef company and the Jefferies investment banking business. The current management team has been reducing noncore holdings and applying the proceeds to a substantial stock buyback at a discount to both tangible book value and our estimated net asset value.

The largest industry weightings are airlines and aircraft leasing (31.4%), insurance (24.4%), metals (15.1%), and technology (14.5%).

10

Selected Value Fund

Fund Profile
As of October 31, 2018

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		Midcap	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	118	591	3,806
Median Market Cap	$8.6B	$12.9B	$71.6B
Price/Earnings Ratio	13.7x	14.5x	18.5x
Price/Book Ratio	1.5x	1.8x	2.9x
Return on Equity	11.4%	9.7%	15.0%
Earnings Growth
Rate	8.7%	6.6%	8.2%
Dividend Yield	2.2%	2.3%	1.8%
Foreign Holdings	11.8%	0.0%	0.0%
Turnover Rate	31%	—	—
Ticker Symbol	VASVX	—	—
Expense Ratio[1]	0.39%	—	—
30-Day SEC Yield	2.02%	—	—
Short-Term Reserves	2.2%	—	—

Sector Diversification (% of equity exposure)
Fund
Communication Services	3.3%
Consumer Discretionary	11.7
Consumer Staples	2.2
Energy	8.3
Financials	26.1
Health Care	5.6
Industrials	18.7
Information Technology	9.4
Materials	4.2
Real Estate	5.6
Utilities	4.9

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.86	0.78
Beta	1.06	1.07

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
AerCap Holdings NV	Trading Companies &
	Distributors	2.5%
Willis Towers Watson
plc	Insurance Brokers	2.4
Axis Capital Holdings	Property & Casualty
Ltd.	Insurance	2.4
Micron Technology Inc.	Semiconductors	2.3
KeyCorp	Regional Banks	2.2
Cigna Corp.	Managed Health
	Care	2.0
MGM Growth Properties
LLC	Hotel & Resort REITs	1.8
Xcel Energy Inc.	Electric Utilities	1.8
Dollar General Corp.	General Merchandise
	Stores	1.8
Coca-Cola European
Partners plc	Soft Drinks	1.8
Top Ten		21.0%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated February 22, 2018, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2018, the expense ratio was 0.36%.

11

Selected Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2008, Through October 31, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2018
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Selected Value Fund	-9.15%	5.75%	12.69%	$33,017
Russell Midcap Value Index	0.16	8.11	13.35	35,010
Mid-Cap Value Funds Average	-1.92	6.44	12.05	31,189
Dow Jones U.S. Total Stock Market
Float Adjusted Index	6.56	10.76	13.36	35,036

Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

12

Average Annual Total Returns: Periods Ended September 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Selected Value Fund	2/15/1996	0.83%	8.41%	11.40%

13

Selected Value Fund

Financial Statements

Statement of Net Assets
As of October 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (96.2%)[1]
Communication Services (3.1%)
	Meredith Corp.	2,197,203	113,288
	Omnicom Group Inc.	991,174	73,664
	Interpublic Group of
	Cos. Inc.	2,446,990	56,672
	News Corp. Class A	2,158,265	28,468
			272,092
Consumer Discretionary (11.3%)
	Dollar General Corp.	1,436,369	159,983
	Advance Auto Parts Inc.	990,106	158,179
	Royal Caribbean Cruises
	Ltd.	1,434,199	150,204
*	Norwegian Cruise Line
	Holdings Ltd.	2,888,876	127,313
	Hanesbrands Inc.	4,765,444	81,775
	Whirlpool Corp.	722,104	79,258
*	Taylor Morrison Home
	Corp. Class A	3,989,443	65,985
	Lennar Corp. Class A	1,063,094	45,692
	Adient plc	1,473,929	44,837
	Lear Corp.	243,622	32,377
	Newell Brands Inc.	1,799,427	28,575
	Foot Locker Inc.	233,050	10,986
	Gildan Activewear Inc.
	Class A	294,986	8,823
	Toll Brothers Inc.	98,920	3,330
			997,317
Consumer Staples (2.1%)
	Coca-Cola European
	Partners plc	3,482,376	158,413
	Kellogg Co.	337,425	22,095
			180,508
Energy (8.0%)
	Devon Energy Corp.	4,196,744	135,975
^	Vermilion Energy Inc.	5,054,911	134,258
	Golar LNG Ltd.	4,964,236	132,942

*	Parsley Energy Inc.
	Class A	3,232,592	75,707
	TechnipFMC plc	1,648,322	43,351
	Murphy Oil Corp.	1,247,432	39,743
	National Oilwell Varco
	Inc.	1,055,581	38,845
	Cenovus Energy Inc.	3,219,653	27,238
*,^	Chesapeake Energy
	Corp.	7,553,423	26,513
*	Rowan Cos. plc Class A	996,725	15,858
*	Noble Corp. plc	2,506,000	12,580
*	Superior Energy
	Services Inc.	1,120,132	8,771
	Nabors Industries Ltd.	1,741,181	8,654
*	WPX Energy Inc.	400,879	6,430
			706,865
Financials (25.2%)
	Willis Towers Watson
	plc	1,496,966	214,306
	Axis Capital Holdings
	Ltd.	3,803,122	212,176
	KeyCorp	10,531,925	191,260
	Unum Group	4,048,194	146,788
	FNB Corp.	11,034,229	130,535
	Jefferies Financial
	Group Inc.	4,923,522	105,708
	New York Community
	Bancorp Inc.	10,507,952	100,666
	CNA Financial Corp.	2,066,402	89,620
	Everest Re Group Ltd.	401,462	87,463
	Fifth Third Bancorp	3,211,464	86,677
	Navient Corp.	7,082,122	82,011
	Fidelity National
	Financial Inc.	2,312,597	77,356
	Regions Financial Corp.	4,105,725	69,674
	Element Fleet
	Management Corp.	11,576,000	68,149
	KKR & Co. Inc. Class A	2,750,798	65,056

14

Selected Value Fund

			Market
			Value•
		Shares	($000)
	Voya Financial Inc.	1,418,125	62,057
	Discover Financial
	Services	727,226	50,666
	Valley National Bancorp	4,931,900	49,220
	Aspen Insurance
	Holdings Ltd.	1,162,711	48,694
*	SLM Corp.	3,679,623	37,311
	AXA Equitable Holdings
	Inc.	1,669,563	33,876
	Invesco Ltd.	1,501,950	32,607
	Webster Financial Corp.	528,766	31,113
	Allstate Corp.	251,853	24,107
	Torchmark Corp.	279,434	23,657
	Hanover Insurance Group
	Inc.	198,464	22,105
	Hartford Financial
	Services Group Inc.	424,208	19,268
	Legg Mason Inc.	639,775	18,055
	Franklin Resources Inc.	587,849	17,929
	MFA Financial Inc.	2,274,657	15,763
	Comerica Inc.	121,055	9,873
			2,223,746
Health Care (5.3%)
	Cigna Corp.	825,927	176,592
	Cardinal Health Inc.	3,129,174	158,336
*	Mylan NV	2,077,324	64,916
*	MEDNAX Inc.	1,150,225	47,493
	McKesson Corp.	122,713	15,310
			462,647
Industrials (18.1%)
*	AerCap Holdings NV	4,343,188	217,507
	Spirit AeroSystems
	Holdings Inc. Class A	1,814,760	152,458
*	Air France-KLM ADR	15,446,816	151,533
	Stanley Black & Decker
	Inc.	1,222,572	142,454
	Johnson Controls
	International plc	3,812,542	121,887
*	JetBlue Airways Corp.	6,704,707	112,170
	Ryder System Inc.	1,911,292	105,713
	Owens Corning	2,121,013	100,260
	Nielsen Holdings plc	3,114,782	80,922
	Wabtec Corp.	943,882	77,417
	Carlisle Cos. Inc.	510,391	49,299
	Actuant Corp. Class A	1,717,514	40,963
	Terex Corp.	1,176,904	39,297
*	JELD-WEN Holding Inc.	2,356,110	38,310
	KBR Inc.	1,837,216	36,340
	Dover Corp.	400,127	33,146
	Snap-on Inc.	214,256	32,983
*	Avis Budget Group Inc.	1,159,232	32,598
*	AECOM	1,101,235	32,090
			1,597,347

Information Technology (8.9%)
*	Micron Technology Inc.	5,302,400	200,007
^	Microchip Technology
	Inc.	2,045,185	134,532
	Total System Services
	Inc.	1,186,435	108,144
	Versum Materials Inc.	2,413,420	76,168
	Avnet Inc.	1,478,844	59,257
*	Anixter International Inc.	794,655	52,201
	Hewlett Packard
	Enterprise Co.	3,220,553	49,113
	Genpact Ltd.	1,016,327	27,857
*	Celestica Inc.	2,081,919	21,610
*	Arrow Electronics Inc.	304,204	20,598
	Jabil Inc.	711,890	17,605
*	Flex Ltd.	1,991,393	15,652
			782,744
Materials (4.0%)
*	Axalta Coating
	Systems Ltd.	5,026,479	124,054
*	Kinross Gold Corp.	37,516,000	97,166
	Gold Fields Ltd. ADR	19,946,600	53,058
*	IAMGOLD Corp.	13,311,507	45,525
	Yamana Gold Inc.	12,223,219	27,747
*	Leagold Mining Corp.	6,787,563	7,528
			355,078
Other (0.0%)
*	Leagold Mining Corp
	Warrants Exp.
	5/29/2020	2,944,713	—

Real Estate (5.5%)
2	MGM Growth Properties
	LLC Class A	5,661,046	160,151
	Liberty Property Trust	2,971,818	124,430
	GEO Group Inc.	3,757,991	83,089
	HCP Inc.	2,759,205	76,016
^	Realogy Holdings Corp.	1,286,639	24,536
	Hospitality Properties
	Trust	583,800	14,957
			483,179
Utilities (4.7%)
	Xcel Energy Inc.	3,267,346	160,133
	Pinnacle West Capital
	Corp.	1,883,415	154,911
	Edison International	1,181,254	81,967
	Avangrid Inc.	445,533	20,944
			417,955
Total Common Stocks
(Cost $7,478,268)			8,479,478

15

Selected Value Fund

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (5.2%)[1]
Money Market Fund (5.1%)
[3,4]	Vanguard Market
	Liquidity Fund,
	2.308%	4,482,238	448,224

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (0.1%)
5	United States Treasury
	Bill, 2.078%, 11/15/18	5,000	4,996
5	United States Treasury
	Bill, 2.133%, 1/3/19	68	68
5	United States Treasury
	Bill, 2.194%, 1/24/19	2,000	1,989
5	United States Treasury
	Bill, 2.280%, 2/7/19	300	298
5	United States Treasury
	Bill, 2.313%, 2/28/19	3,000	2,977
			10,328
Total Temporary Cash Investments
(Cost $458,537)			458,552
Total Investments (101.4%)
(Cost $7,936,805)			8,938,030
Other Assets and Liabilities (-1.4%)
Other Assets			89,162
Liabilities [4]			(216,185)
			(127,023)
Net Assets (100%)
Applicable to 321,760,506 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			8,811,007
Net Asset Value Per Share			$27.38

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	8,329,655
Affiliated Issuers	608,375
Total Investments in Securities	8,938,030
Investment in Vanguard	494
Receivables for Investment Securities
Sold	19,073
Receivables for Accrued Income	7,115
Receivables for Capital Shares Issued	1,927
Variation Margin Receivable—Futures
Contracts	1,083
Other Assets [4]	59,470
Total Assets	9,027,192
Liabilities
Payables for Investment Securities
Purchased	29,275
Collateral for Securities on Loan	165,820
Payables to Investment Advisor	3,841
Payables for Capital Shares Redeemed	8,852
Payables to Vanguard	8,397
Total Liabilities	216,185
Net Assets	8,811,007

16

Selected Value Fund

At October 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	7,033,101
Total Distributable Earnings (Loss)	1,777,906
Net Assets	8,811,007

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $162,134,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 97.4% and 4.0%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund
owns more than 5% of the outstanding voting securities of
such a company.
3 Affiliated money market fund available only to Vanguard
funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
4 Includes $165,820,000 of collateral received for securities on loan, of which $106,420,000 is held in Vanguard Market
Liquidity Fund and $59,400,000 is held in cash.
5 Securities with a value of $5,434,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2018	766	103,835	(5,512)

17

Selected Value Fund

Statement of Operations

Year Ended
October 31, 2018
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	187,639
Dividends—Affiliated Issuers	6,170
Interest—Unaffiliated Issuers	169
Interest—Affiliated Issuers	8,816
Securities Lending—Net	1,005
Total Income	203,799
Expenses
Investment Advisory Fees—Note B
Basic Fee	22,497
Performance Adjustment	(1,582)
The Vanguard Group—Note C
Management and Administrative	14,654
Marketing and Distribution	1,638
Custodian Fees	80
Auditing Fees	35
Shareholders’ Reports and Proxy	223
Trustees’ Fees and Expenses	15
Total Expenses	37,560
Expenses Paid Indirectly	(227)
Net Expenses	37,333
Net Investment Income	166,466
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	749,879
Investment Securities Sold—Affiliated Issuers	1,557
Futures Contracts	11,767
Foreign Currencies	(5)
Realized Net Gain (Loss)	763,198
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(1,886,850)
Investment Securities—Affiliated Issuers	72,149
Futures Contracts	(7,597)
Change in Unrealized Appreciation (Depreciation)	(1,822,298)
Net Increase (Decrease) in Net Assets Resulting from Operations	(892,634)
1 Dividends are net of foreign withholding taxes of $2,057,000.

See accompanying Notes, which are an integral part of the Financial Statements.

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Selected Value Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	166,466	147,219
Realized Net Gain (Loss)	763,198	910,522
Change in Unrealized Appreciation (Depreciation)	(1,822,298)	1,284,821
Net Increase (Decrease) in Net Assets Resulting from Operations	(892,634)	2,342,562
Distributions
Net Investment Income	(135,374)	(160,953)
Realized Capital Gain[1]	(859,146)	(259,949)
Total Distributions	(994,520)	(420,902)
Capital Share Transactions
Issued	1,443,090	1,344,907
Issued in Lieu of Cash Distributions	917,398	390,140
Redeemed	(2,236,747)	(1,883,953)
Net Increase (Decrease) from Capital Share Transactions	123,741	(148,906)
Total Increase (Decrease)	(1,763,413)	1,772,754
Net Assets
Beginning of Period	10,574,420	8,801,666
End of Period	8,811,007	10,574,420

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $74,529,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Selected Value Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$33.15	$27.24	$28.15	$29.49	$28.07
Investment Operations
Net Investment Income	. 493[1]	.449[1]	. 527[1]	.478	.415
Net Realized and Unrealized Gain (Loss)
on Investments	(3.153)	6.760	.030	(.245)	2.555
Total from Investment Operations	(2.660)	7.209	.557	.233	2.970
Distributions
Dividends from Net Investment Income	(.423)	(.501)	(.443)	(.404)	(.330)
Distributions from Realized Capital Gains	(2.687)	(.798)	(1.024)	(1.169)	(1.220)
Total Distributions	(3.110)	(1.299)	(1.467)	(1.573)	(1.550)
Net Asset Value, End of Period	$27.38	$33.15	$27.24	$28.15	$29.49

Total Return[2]	-9.15%	27.17%	2.20%	0.88%	11.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,811	$10,574	$8,802	$9,663	$10,153
Ratio of Total Expenses to Average Net Assets[3]	0.36%	0.39%	0.35%	0.39%	0.41%
Ratio of Net Investment Income to
Average Net Assets	1.61%	1.47%	2.00%	1.62%	1.53%
Portfolio Turnover Rate	31%	22%	27%	24%	18%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.00%, (0.04%), (0.02%), and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Selected Value Fund

Notes to Financial Statements

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

21

Selected Value Fund

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2018, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the

22

Selected Value Fund

fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2018, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Barrow, Hanley, Mewhinney & Strauss, LLC, Pzena Investment Management, LLC, and Donald Smith & Co., Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Barrow, Hanley, Mewhinney & Strauss, LLC, and Pzena Investment Management, LLC, are subject to quarterly adjustments based on performance relative to the Russell Midcap Value Index for the preceding three years. The basic fee of Donald Smith & Co., Inc., is subject to quarterly adjustments based on performance relative to the MSCI Investable Market 2500 Index for the preceding five years.

Vanguard manages the cash reserves of the fund as described below.

For the year ended October 31, 2018, the aggregate investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets, before a net decrease of $1,582,000 (0.02%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2018, the fund had contributed to Vanguard capital in the amount of $494,000, representing 0.01% of the fund’s net assets and 0.20% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

23

Selected Value Fund

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2018, these arrangements reduced the fund’s management and administrative expenses by $213,000 and custodian fees by $14,000. The total expense reduction represented an effective annual rate of 0.00% of the fund’s average net assets.

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of October 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	8,479,478	—	—
Temporary Cash Investments	448,224	10,328	—
Futures Contracts—Assets[1]	1,083	—	—
Total	8,928,785	10,328	—
1 Represents variation margin on the last day of the reporting period.

F. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for foreign currency transactions, and distributions in connection with fund share redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	101,774
Total Distributable Earnings (Loss)	(101,774)

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Selected Value Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	117,191
Undistributed Long-Term Gains	668,267
Capital Loss Carryforwards	—
Net Unrealized Gains (Losses)	1,000,190

As of October 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	7,937,840
Gross Unrealized Appreciation	1,986,070
Gross Unrealized Depreciation	(985,880)
Net Unrealized Appreciation (Depreciation)	1,000,190

G. During the year ended October 31, 2018, the fund purchased $3,062,747,000 of investment securities and sold $3,410,026,000 of investment securities, other than temporary cash investments

H. Capital shares issued and redeemed were:
	Year Ended October 31,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	46,684	44,024
Issued in Lieu of Cash Distributions	29,479	13,370
Redeemed	(73,418)	(61,444)
Net Increase (Decrease) in Shares Outstanding	2,745	(4,050)

25

Selected Value Fund

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

					Current Period Transactions
	Oct. 31,		Proceeds Realized					Oct. 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Brio Gold Inc.	10,157	—	—	—	(10,157)	—	—	—
Golar LNG Ltd.	112,896	—	11,466	(5,268)	36,780	1,406	—	NA1
MGM Growth
Properties LLC
Class A	—	168,953	13,554	347	4,405	4,764	—	160,151
SeaWorld
Entertainment Inc.	NA2	—	98,923	6,552	41,085	—	—	—
Vanguard Market
Liquidity Fund	755,485	NA [3]	NA [3]	(74)	36	8,816	—	448,224
Total	878,538			1,557	72,149	14,986	—	608,375

1 Not applicable—at October 31, 2018, the issuer was not an affiliated company of the fund. 2 Not applicable—at October 31, 2017, the issuer was not an affiliated company of the fund. 3 Not applicable—purchases and sales are for temporary cash investment purposes.

J. Management has determined that no events or transactions occurred subsequent to October 31, 2018, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard Selected Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard Selected Value Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 13, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

27

Special 2018 tax information (unaudited) for Vanguard Selected Value Fund

This information for the fiscal year ended October 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $869,975,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $354,112,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 75.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Selected Value Fund
Periods Ended October 31, 2018
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-9.15%	5.75%	12.69%
Returns After Taxes on Distributions	-11.21	4.23	11.69
Returns After Taxes on Distributions and Sale of Fund Shares	-3.76	4.41	10.54

29

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended October 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Selected Value Fund	4/30/2018	10/31/2018	Period
Based on Actual Fund Return	$1,000.00	$923.44	$1.84
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.39	1.94

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.38%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

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Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

33

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

34

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
Institutional Investor Services > 800-523-1036	rights reserved.
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273	CFA® is a registered trademark owned by CFA Institute.

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review information about your fund on the
SEC’s website, and you can receive copies of this
information, for a fee, by sending a request via email
addressed to publicinfo@sec.gov.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q9340 122018

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the
Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: JoAnn Heffernan
Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended October 31, 2018: $328,000
Fiscal Year Ended October 31, 2017: $341,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2018: $9,734,277
Fiscal Year Ended October 31, 2017: $8,424,459

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the
Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2018: $5,581,336
Fiscal Year Ended October 31, 2017: $3,194,093

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard
Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended October 31, 2018: $347,985
Fiscal Year Ended October 31, 2017: $274,313

Includes fees billed in connection with tax compliance, planning, and advice services provided to the
Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and
Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended October 31, 2018: $0
Fiscal Year Ended October 31, 2017: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing
Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-
audit services provided to: the Registrant, other registered investment companies in the Vanguard complex,
The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2018: $347,985
Fiscal Year Ended October 31, 2017: $274,313

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”).
The Registrant has a separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: JoAnn Heffernan Heisen, F. Joseph
Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s
Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WHITEHALL FUNDS

By:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 18, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WHITEHALL FUNDS

By:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 18, 2018

VANGUARD WHITEHALL FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: December 18, 2018

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 see file Number 33-32216,
Incorporated by Reference.